    As filed with the Securities and Exchange Commission on February 26, 1998

                                             1933 Act File No. 33-11387
                                             1940 Act File No. 811-4984

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

     REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                 [X]
          Pre-Effective Amendment No.                                        [ ]
                                        ----
          Post-Effective Amendment No.   24                                  [X]
                                        ----

                                     and/or

     REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940         [X]
          Amendment No.                25
                                      ----
                        (Check appropriate box or boxes.)

                            AMERICAN AADVANTAGE FUNDS
               (Exact name of Registrant as Specified in Charter)

                           4333 Amon Carter Boulevard
                             Fort Worth, Texas 76155
               (Address of Principal Executive Office) (Zip Code)
       Registrant's Telephone Number, including Area Code: (817) 967-3509

                           WILLIAM F. QUINN, PRESIDENT
                           4333 Amon Carter Boulevard
                             Fort Worth, Texas 76155
                     (Name and Address of Agent for Service)

                                    Copy to:
                              ROBERT J. ZUTZ, ESQ.
                           Kirkpatrick & Lockhart LLP
                          1800 Massachusetts Avenue, NW
                              Washington, DC 20036

It is proposed that this filing will become effective (check appropriate box)
     [ ] immediately upon filing pursuant to paragraph (b)
     [X] on March 2, 1998 pursuant to paragraph (b)
     [ ] 60 days after filing pursuant to paragraph (a)(1)
     [ ] on (date) pursuant to paragraph (a)(1)
     [ ] 75 days after filing pursuant to paragraph (a)(2)
     [ ] on (date) pursuant to paragraph (a)(2) of Rule 485.

  Title of Securities Being Registered ...........Shares of Beneficial Interest

Registrant has adopted a master-feeder operating structure for each of its series except the American AAdvantage Short-Term Income Fund. This Post-Effective Amendment includes signature pages for the AMR Investment Services Trust and the Equity 500 Index Portfolios, the master trusts.

                            AMERICAN AADVANTAGE FUNDS
                       CONTENTS OF REGISTRATION STATEMENT

This registration statement is comprised of the following:

                  Cover Sheet

                  Contents of Registration Statement

                  Cross Reference Sheets

                  Prospectus for the Institutional Class consisting of the following American AAdvantage Funds: Balanced Fund, Growth and Income Fund, International Equity Fund, S&P 500 Index Fund, Intermediate Bond Fund, Short-Term Bond Fund, Money Market Fund, Municipal Money Market Fund and U.S. Government Money Market Fund.

                  Prospectus for the PlanAhead Class consisting of the following American AAdvantage Funds: Balanced Fund, Growth and Income Fund, International Equity Fund, S&P 500 Index Fund, Intermediate Bond Fund, Short-Term Bond Fund, Money Market Fund, Municipal Money Market Fund and U.S. Government Money Market Fund.

                  Prospectus for the AMR Class and Institutional Class consisting of the following American AAdvantage Funds: AMR Class -- Balanced Fund, Growth and Income Fund, International Equity Fund, Intermediate Bond Fund and Short-Term Bond Fund, and Institutional Class -- S&P 500 Index Fund.

                  Prospectus for the Platinum Class of the American AAdvantage Money Market Fund, American AAdvantage Municipal Money Market Fund, American AAdvantage U.S. Government Money Market Fund and American AAdvantage Money Market Mileage Fund.

                  Statement of Additional Information for the AMR Class, Institutional Class and PlanAhead Class of the following American AAdvantage Funds: Balanced Fund, Growth and Income Fund, International Equity Fund, S&P 500 Index Fund, Intermediate Bond Fund, Short-Term Bond Fund, Money Market Fund, Municipal Money Market Fund, and U.S. Government Money Market Fund.

                  Statement of Additional Information for the Platinum Class of the American AAdvantage Money Market Fund, American AAdvantage Municipal Money Market Fund, American AAdvantage U.S. Government Money Market Fund and American AAdvantage Money Market Mileage Fund.

                  Part C

                  Signature Pages

                  Exhibits



                  The purpose of this filing is to include updated financial information of the Registrant for the fiscal year ended October 31, 1997 and to update other information with respect to the

Institutional Class, the PlanAhead Class, the AMR Class and the Platinum Class of the Registrant. This filing in no way affects the Prospectus and SAI of the American AAdvantage Short-Term Income Fund.

                            AMERICAN AADVANTAGE FUNDS
                               INSTITUTIONAL CLASS

                         FORM N-1A CROSS-REFERENCE SHEET


                                     Part A

FORM N-1A
ITEM NO.                 PROSPECTUS CAPTION
---------                ------------------
1                        Cover Page

2                        Table of Fees and Expenses

3                        Financial Highlights; Yields and Total Returns

4                        Cover Page; Introduction;  Investment Objectives, Policies and Risks;
                         Investment Restrictions

5                        Management and Administration of the Trusts; Investment Advisers

5A                       Not Applicable

6                        Dividends, Other Distributions and Tax Matters; General Information;
                         Shareholder Communications

7                        Management and Administration of the Trusts; Purchase, Redemption and Valuation of
                         Shares

8                        Purchase, Redemption and Valuation of Shares

9                        Inapplicable


                                     Part B

FORM N-1A                STATEMENT OF ADDITIONAL
ITEM NO.                 INFORMATION CAPTION
---------                -----------------------
10                       Cover Page

11                       Table of Contents

12                       Cover Page

13                       Investment Restrictions; Approach to Stock Selection; Other Information

14                       Trustees and Officers of the Trust and the AMR Trust; Trustees and Officers of the
                         Equity 500 Index Portfolio

15                       Control Persons and 5% Shareholders

16                       Management,  Administrative  Services and Distribution Fees;  Investment Advisory
                         Agreements

17                       Portfolio Securities Transactions

18                       Description of the Trust; Other Information

19                       Net Asset Value; Redemptions in Kind

20                       Tax Information

21                       Inapplicable

22                       Yield and Total Return Quotations

23                       Financial Statements

                            AMERICAN AADVANTAGE FUNDS
                                 PLANAHEAD CLASS

                         FORM N-1A CROSS-REFERENCE SHEET


                                     Part A

FORM N-1A
ITEM NO.                 PROSPECTUS CAPTION
---------                ------------------
1                        Cover Page

2                        Table of Fees and Expenses

3                        Financial Highlights; Yields and Total Returns

4                        Cover Page; Introduction;  Investment Objectives, Policies and Risks; Investment
                         Restrictions

5                        Management and Administration of the Trusts; Investment Advisers

5A                       Not Applicable

6                        Dividends, Other Distributions and Tax Matters; General Information; Shareholder
                         Communications

7                        Management and Administration of the Trusts; How to Purchase Shares; Retirement
                         Accounts; Distribution of Trust Shares; Valuation of Shares

8                        How to Redeem Shares; Exchange Privilege

9                        Inapplicable


                                     Part B

FORM N-1A                STATEMENT OF ADDITIONAL
ITEM NO.                 INFORMATION CAPTION
---------                -----------------------
10                       Cover Page

11                       Table of Contents

12                       Not Applicable

13                       Investment Restrictions; Approach to Stock Selection; Other Information

14                       Trustees and Officers of the Trust and the AMR Trust; Trustees and Officers of the
                         Equity 500 Index Portfolio

15                       Control Persons and 5% Shareholders

16                       Management,  Administrative  Services and Distribution Fees;  Investment Advisory
                         Agreements

17                       Portfolio Securities Transactions

18                       Description of the Trust; Other Information

19                       Net Asset Value; Redemptions in Kind

20                       Tax Information

21                       Inapplicable

22                       Yield and Total Return Quotations

23                       Financial Statements

                            AMERICAN AADVANTAGE FUNDS
                                    AMR CLASS

                         FORM N-1A CROSS-REFERENCE SHEET


                                     Part A

FORM N-1A
ITEM NO.                 PROSPECTUS CAPTION
---------                ------------------
1                        Cover Page

2                        Table of Fees and Expenses

3                        Financial Highlights; Yields and Total Returns

4                        Cover Page; Introduction;  Investment Objectives, Policies and Risks; Investment
                         Restrictions

5                        Management and Administration of the Trusts; Investment Advisers

5A                       Not Applicable

6                        Dividends, Other Distributions and Tax Matters; General Information; Shareholder
                         Communications

7                        Management and Administration of the Trusts; Purchase, Redemption and Valuation of
                         Shares

8                        Purchase, Redemption and Valuation of Shares

9                        Inapplicable

                                     Part B

FORM N-1A                STATEMENT OF ADDITIONAL
ITEM NO.                 INFORMATION CAPTION
---------                -----------------------
10                       Cover Page

11                       Table of Contents

12                       Not Applicable

13                       Investment Restrictions; Approach to Stock Selection; Other Information

14                       Trustees and Officers of the Trust and the AMR Trust; Trustees and Officers of the
                         Equity 500 Index Portfolio

15                       Control Persons and 5% Shareholders

16                       Management,  Administrative  Services and Distribution Fees;  Investment Advisory
                         Agreements

17                       Portfolio Securities Transactions

18                       Description of the Trust; Other Information

19                       Net Asset Value; Redemptions in Kind

20                       Tax Information

21                       Inapplicable

22                       Yield and Total Return Quotations

23                       Financial Statements

                            AMERICAN AADVANTAGE FUNDS
                                 PLATINUM CLASS

                         FORM N-1A CROSS-REFERENCE SHEET


                                     Part A

FORM N-1A
ITEM NO.                 PROSPECTUS CAPTION
---------                ------------------
1                        Cover Page

2                        Table of Fees and Expenses

3                        Financial Highlights; Yields and Total Returns

4                        Cover Page; Introduction;  Investment Objectives, Policies and Risks; Investment
                         Restrictions

5                        Management and Administration of the Trusts

5A                       Not Applicable

6                        Dividends and Tax Matters; General Information; Shareholder Communications

7                        Management and Administration of the Trusts; AAdvantage(R)Miles; How to Purchase
                         Shares; Valuation of Shares

8                        How to Redeem Shares

9                        Inapplicable

                                     Part B

FORM N-1A                STATEMENT OF ADDITIONAL
ITEM NO.                 INFORMATION CAPTION
---------                -----------------------
10                       Cover Page

11                       Table of Contents

12                       Not Applicable

13                       Investment Restrictions; Other Information

14                       Trustees and Officers of the Trusts and the AMR Trust

15                       Control Persons and 5% Shareholders

16                       Management, Administrative Services and Distribution Fees

17                       Portfolio Securities Transactions

18                       Description of the Trust; Other Information

19                       Net Asset Value; Redemptions in Kind

20                       Tax Information

21                       Inapplicable

22                       Yield and Total Return Quotations

23                       Financial Statements

PART C. OTHER INFORMATION

Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.

THIS PROSPECTUS contains important information about the INSTITUTIONAL CLASS OF THE AMERICAN AADVANTAGE FUNDS ("Trust"), an open-end management investment company which consists of multiple investment portfolios. This Prospectus pertains only to the nine funds listed on this cover page (individually referred to as a "Fund" and, collectively, the "Funds"). EACH FUND, EXCEPT THE S&P 500 INDEX FUND, SEEKS ITS INVESTMENT OBJECTIVE BY INVESTING ALL OF ITS INVESTABLE ASSETS IN A CORRESPONDING PORTFOLIO OF THE AMR INVESTMENT SERVICES TRUST ("AMR TRUST"). THE S&P 500 INDEX FUND INVESTS ALL OF ITS INVESTABLE ASSETS IN THE EQUITY 500 INDEX PORTFOLIO. (THE EQUITY 500 INDEX PORTFOLIO AND THE PORTFOLIOS OF THE AMR TRUST ARE REFERRED TO HEREIN INDIVIDUALLY AS A "PORTFOLIO" AND, COLLECTIVELY, THE "PORTFOLIOS.") EACH PORTFOLIO HAS AN INVESTMENT OBJECTIVE IDENTICAL TO THE INVESTING FUND. The investment experience of each Fund will correspond directly with the investment experience of each Portfolio. Each Fund consists of multiple classes of shares designed to meet the needs of different groups of investors. Institutional Class shares are offered primarily to institutional investors, investing at least $2 million in the Funds. Prospective Institutional Class investors should read this Prospectus carefully before making an investment decision and retain it for future reference.


IN ADDITION TO THIS PROSPECTUS, a Statement of Additional Information ("SAI") dated March 1, 1998 has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The SAI contains more detailed information about the Funds. For a free copy of the SAI, call (817) 967-3509. For further information about the Institutional Class or for information on the other classes of shares, please refer to the appropriate address and phone number on the back cover of this Prospectus.


The Securities and Exchange Commission maintains a Web site
(http://www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding the Funds and the Portfolios.

AN INVESTMENT IN ANY OF THE MONEY MARKET FUNDS IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT AND THERE CAN BE NO ASSURANCE THAT THEY WILL BE ABLE TO MAINTAIN A STABLE PRICE OF $1.00 PER SHARE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY SUCH STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                   PROSPECTUS
                                 March 1, 1998

                           [AMERICAN AADVANTAGE LOGO]

                          AMERICAN AADVANTAGE FUNDS(R)

                            - Institutional Class -

BALANCED FUND
GROWTH AND INCOME FUND
INTERNATIONAL EQUITY FUND

S&P 500 INDEX FUND

INTERMEDIATE BOND FUND
SHORT-TERM BOND FUND

MONEY MARKET FUND
MUNICIPAL MONEY MARKET FUND
U.S. GOVERNMENT MONEY MARKET FUND

                                   MANAGED BY
                         AMR INVESTMENT SERVICES, INC.

The AMERICAN AADVANTAGE BALANCED FUND(SM) ("Balanced Fund") seeks income and capital appreciation by investing all of its investable assets in the Balanced Portfolio of the AMR Trust ("Balanced Portfolio") which in turn primarily invests in equity and debt securities (such as stocks and bonds).

The AMERICAN AADVANTAGE GROWTH AND INCOME FUND(SM) ("Growth and Income Fund") seeks long-term capital appreciation and current income by investing all of its investable assets in the Growth and Income Portfolio of the AMR Trust ("Growth and Income Portfolio") which in turn primarily invests in equity securities (such as stocks).

The AMERICAN AADVANTAGE INTERNATIONAL EQUITY FUND(SM) ("International Equity Fund") seeks long-term capital appreciation by investing all of its investable assets in the International Equity Portfolio of the AMR Trust ("International Equity Portfolio") which in turn primarily invests in equity securities of issuers based outside the United States (such as foreign stocks).

The AMERICAN AADVANTAGE S&P 500 INDEX FUND(1) ("S&P 500 Index Fund") seeks to provide investment results that, before expenses, correspond to the total return of common stocks publicly traded in the United States, as represented by the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500" or "Index"), by investing all of its investable assets in the Equity 500 Index Portfolio which in turn invests in common stocks of companies that compose the S&P 500.


The AMERICAN AADVANTAGE INTERMEDIATE BOND FUND(SM) ("Intermediate Bond Fund") and the AMERICAN AADVANTAGE SHORT-TERM BOND FUND(SM) ("Short-Term Bond Fund," formerly the American AAdvantage Limited-Term Income Fund) each seeks income and capital appreciation by investing all of its investable assets in the Intermediate Bond Portfolio of the AMR Trust ("Intermediate Bond Portfolio") and the Short-Term Bond Portfolio of the AMR Trust ("Short-Term Bond Portfolio," formerly the Limited-Term Income Portfolio), respectively, which in turn primarily invest in debt obligations. The Intermediate Bond Portfolio seeks to maintain a dollar weighted average duration of three to seven years and the Short-Term Bond Portfolio seeks to maintain a weighted average duration of one to three years.


The AMERICAN AADVANTAGE MONEY MARKET FUND(SM) ("Money Market Fund"), AMERICAN AADVANTAGE MUNICIPAL MONEY MARKET FUND(SM) ("Municipal Money Market Fund") and AMERICAN AADVANTAGE U.S. GOVERNMENT MONEY MARKET FUND(SM) ("U.S. Government Money Market Fund" (collectively, the "Money Market Funds") each seeks current income, liquidity, and the maintenance of a stable price per share of $1.00 by investing all of its investable assets in the Money Market Portfolio of the AMR Trust ("Money Market Portfolio"), the Municipal Money Market Portfolio of the AMR Trust ("Municipal Money Market Portfolio") and the U.S. Government Money Market Portfolio of the AMR Trust ("U.S. Government Money Market Portfolio"), respectively (collectively the "Money Market Portfolios"), which in turn invest in high quality, short-term obligations. The Municipal Money Market Portfolio invests primarily in municipal obligations and the U.S. Government Money Market Portfolio invests exclusively in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and in repurchase agreements that are collateralized by such obligations.

Under a master-feeder operating structure, each Fund seeks its investment objective by investing all of its investable assets in a corresponding Portfolio as described above. Each Portfolio's investment objective is identical to that of its corresponding Fund. Whenever the phrase "all of the Fund's investable assets" is used, it means that the only investment securities that will be held by a Fund will be that Fund's interest in its corresponding Portfolio. AMR Investment Services, Inc. ("Manager") provides investment management and administrative services to the Portfolios, except for the Equity 500 Index Portfolio, and administrative services to the Funds. Bankers Trust Company, ("BT") provides investment advisory, administrative and other services to the Equity 500 Index Portfolio. This master-feeder operating structure is different from that of many other

---------------

(1) S&P is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use. "Standard and Poor's(R)," "S&P(R)," "Standard & Poor's 500," "S&P 500(R)" and "500" are all trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Bankers Trust Company. The S&P 500 Index Fund is not sponsored, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in that Fund.
PROSPECTUS
investment companies which directly acquire and manage their own portfolios of securities. Accordingly, investors should carefully consider this investment approach. See "Investment Objectives, Policies and Risks -- Additional Information About the Portfolios." A Fund may withdraw its investment in a corresponding Portfolio at any time if the Trust's Board of Trustees ("Board") determines that it would be in the best interest of that Fund and its shareholders to do so. Upon any such withdrawal, that Fund's assets would be invested in accordance with the investment policies and restrictions described in this Prospectus and the SAI.


--------------------------------------------------------------------------------
Table of Fees and Expenses........................          3
Financial Highlights..............................          4
Introduction......................................         11
Investment Objectives, Policies and Risks.........         12
Investment Restrictions...........................         24
Yields and Total Returns..........................         25
Management and Administration of the Trusts.......         25
Investment Advisers...............................         28
Purchase, Redemption and Valuation of Shares......         30
Dividends, Other Distributions and Tax Matters....         33
General Information...............................         35
Shareholder Communications........................         37

--------------------------------------------------------------------------------



TABLE OF FEES AND EXPENSES

     Annual Operating Expenses (as a percentage of average net assets):


                                                                                                                  U.S.
                                       GROWTH                         INTER-    SHORT-             MUNICIPAL   GOVERNMENT
                                        AND     INT'L    S&P 500      MEDIATE    TERM     MONEY      MONEY       MONEY
                            BALANCED   INCOME   EQUITY    INDEX        BOND      BOND     MARKET    MARKET       MARKET
                              FUND      FUND     FUND     FUND        FUND(1)    FUND      FUND      FUND         FUND
Management Fees               0.33%     0.33%    0.48%    0.05%(2)     0.25%     0.25%     0.15%     0.15%        0.15%

12b-1 Fees                    0.00      0.00     0.00     0.00         0.00      0.00      0.00      0.00         0.00

Other Expenses                0.27      0.28     0.35     0.15(3)      0.34      0.32      0.08      0.16(3)      0.12
                              ----       ---      ---     ----         ----       ---       ---     -----        -----

Total Operating Expenses      0.60%     0.61%    0.83%    0.20%(4)     0.59%     0.57%     0.23%     0.31%(4)     0.27%
                              ====       ===      ===     ====         ====       ===       ===     =====        =====



(1) Because the Intermediate Bond Fund's shares were not offered for sale prior to September 15, 1997, annual operating expenses are based on estimated expenses.



(2) The investment adviser has voluntarily agreed to waive a portion of its investment advisory fee. Without such waiver, the "Management Fee" would be equal to 0.10%.



(3) "Other Expenses" before fee waivers are estimated to be 0.53% for the S&P 500 Index Fund and 0.17% for the Municipal Money Market Fund.



(4) "Total Operating Expenses" before fee waivers are estimated to be 0.63% for the S&P 500 Index Fund and 0.32% for the Municipal Money Market Fund.



    The above expenses reflect the expenses of each Fund and the Portfolio in which it invests. The Board believes that the aggregate per share expenses of each Fund and its corresponding Portfolio will be approximately equal to the expenses that the Fund would incur if its assets were invested directly in the type of securities held by the Portfolio. The expenses of the S&P 500 Index Fund reflect expenses of the AMR Class of the Fund, whose assets were transferred to the Institutional Class effective March 1, 1998.


                                                                      PROSPECTUS

EXAMPLES

    An Institutional Class investor in each Fund would directly or indirectly pay on a cumulative basis the following expenses on a $1,000 investment assuming a 5% annual return:


                                                              1 YEAR          3 YEARS          5 YEARS          10 YEARS
Balanced Fund                                                   $6              $19              $33              $75

Growth and Income Fund                                           6               20               34               76

International Equity Fund                                        8               26               46              103

S&P 500 Index Fund                                               2                6               11               26

Intermediate Bond Fund                                           6               19               33               74

Short-Term Bond Fund                                             6               18               32               71

Money Market Fund                                                2                7               13               29

Municipal Money Market Fund                                      3               10               17               39

U.S. Government Money Market Fund                                3                9               15               34


    The purpose of the table above is to assist a potential investor in understanding the various costs and expenses to be incurred directly or indirectly as a shareholder in the Institutional Class of a Fund. Additional information may be found under "Management and Administration of the Trusts" and "Investment Advisers."

THE FOREGOING EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN AND PERFORMANCE MAY BE BETTER OR WORSE THAN THE 5% ANNUAL RETURN ASSUMED IN THE EXAMPLES.

FINANCIAL HIGHLIGHTS


The financial highlights in the following tables have been derived from financial statements of the Trust. Financial highlights for each Fund except the S&P 500 Index Fund have been audited by Ernst & Young LLP, independent auditors. The financial highlights of the S&P 500 Index Fund have been audited by Coopers & Lybrand, L.L.P., independent auditors. Such information should be read in conjunction with the financial statements and the report of the independent auditors appearing in the Annual Report incorporated by reference in the SAI, which contains further information about performance of the Funds and can be obtained by investors without charge.


PROSPECTUS

                            (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                   BALANCED FUND -- INSTITUTIONAL CLASS(1)
                                   ------------------------------------------------------------------------
                                                            YEAR ENDED OCTOBER 31,
                                   ------------------------------------------------------------------------
                                   1997(5)     1996(5)(6)     1995(4)(5)    1994(3)       1993       1992
                                   ------------------------------------------------------------------------
Net asset value, beginning of
period                             $  15.14     $  13.95       $  12.36     $  13.23    $  11.99   $  11.60
                                      -----     --------       --------        -----       -----      -----
Income from investment
operations:
 Net investment income                 0.63(7)      0.59(7)        0.54         0.57        0.49       0.55
 Net gains or (losses) on
  securities (both realized and
  unrealized)                          2.16(7)      1.61(7)        1.71        (0.54)       1.57       0.41
                                      -----     --------       --------        -----       -----      -----
Total from investment operations       2.79         2.20           2.25         0.03        2.06       0.96
                                      -----     --------       --------        -----       -----      -----
Less distributions:
 Dividends from net investment
  income                              (0.59)       (0.57)         (0.52)       (0.56)      (0.52)     (0.56)
 Distributions from net realized
  gains on securities                 (1.16)       (0.44)         (0.14)       (0.34)      (0.30)     (0.01)
                                      -----     --------       --------        -----       -----      -----
Total distributions                   (1.75)       (1.01)         (0.66)       (0.90)      (0.82)     (0.57)
                                      -----     --------       --------        -----       -----      -----
Net asset value, end of period     $  16.18     $  15.14       $  13.95     $  12.36    $  13.23   $  11.99
                                      =====     ========       ========        =====       =====      =====
Total return (annualized)(8)          20.04%       16.46%         19.39%       (0.08%)     19.19%      8.75%
                                      =====     ========       ========        =====       =====      =====
Ratios/supplemental data:
 Net assets, end of period (in
  thousands)                       $148,176     $298,009       $249,913     $222,873(13) $532,543  $370,087
 Ratios to average net
  assets(9)(10)(11):
  Expenses                             0.60%(7)      0.62%(7)      0.63%        0.36%       0.34%      0.35%
  Net investment income                3.88%(7)      4.00%(7)      4.30%        4.77%       4.91%      5.31%
 Portfolio turnover rate(12)            105%          76%            73%          48%         83%        80%
 Average commission rate paid(12)  $ 0.0385     $ 0.0409             --           --          --         --

                                    BALANCED FUND -- INSTITUTIONAL CLASS(1)
                                   -----------------------------------------
                                            YEAR ENDED OCTOBER 31,
                                   -----------------------------------------
                                     1991     1990(2)      1989       1988
                                   -----------------------------------------
Net asset value, beginning of
period                             $   9.87   $  11.05   $  10.13   $   9.08
                                      -----      -----      -----      -----
Income from investment
operations:
 Net investment income                 0.58       0.57       0.53       0.56
 Net gains or (losses) on
  securities (both realized and
  unrealized)                          1.79      (1.18)      0.90       0.73
                                      -----      -----      -----      -----
Total from investment operations       2.37      (0.61)      1.43       1.29
                                      -----      -----      -----      -----
Less distributions:
 Dividends from net investment
  income                              (0.64)     (0.51)     (0.51)     (0.24)
 Distributions from net realized
  gains on securities                    --      (0.06)        --         --
                                      -----      -----      -----      -----
Total distributions                   (0.64)     (0.57)     (0.51)     (0.24)
                                      -----      -----      -----      -----
Net asset value, end of period     $  11.60   $   9.87   $  11.05   $  10.13
                                      =====      =====      =====      =====
Total return (annualized)(8)          25.35%     (5.24%)    15.49%     14.63%
                                      =====      =====      =====      =====
Ratios/supplemental data:
 Net assets, end of period (in
  thousands)                       $311,906   $233,702   $210,119   $147,581
 Ratios to average net
  assets(9)(10)(11):
  Expenses                             0.37%      0.44%      0.47%      0.52%
  Net investment income                6.06%      6.50%      6.32%      6.25%
 Portfolio turnover rate(12)             55%        62%        78%        77%
 Average commission rate paid(12)        --         --         --         --


 (1) The Balanced Fund commenced active operations on July 17, 1987.

 (2) Penmark Investments, Inc. was replaced by Independence Investment Associates, Inc. as an investment adviser to the Fund as of the close of business on February 28, 1990.

 (3) Average shares outstanding for the period rather than end of period shares were used to compute net investment income per share.

 (4) GSB Investment Management, Inc. was added as an investment adviser to the Balanced Fund on January 1, 1995.

 (5) Class expenses per share were subtracted from net investment income per share for the Fund before class expenses to determine net investment income per share.

 (6) Brandywine Asset Management, Inc. replaced Capital Guardian Trust Company as an investment adviser to the Fund as of April 1, 1996.

 (7) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the Balanced Portfolio.


 (8) Total return reflects accrual for the maximum shareholder services fee of .30% for periods prior to August 1, 1994.


 (9) Effective August 1, 1994, expenses include administrative services fees paid by the Fund to the Manager. Prior to that date, expenses exclude shareholder services fees paid directly by shareholders to the Manager, which amounted to approximately $.01 per share in each period on an annualized basis.

(10) The method of determining average net assets was changed from a monthly average to a daily average starting with the year ended October 31, 1994.

(11) Annualized.

(12) On November 1, 1995 the Balanced Fund began investing all of its investable assets in the Balanced Portfolio. Portfolio turnover rate and average commission rate paid for the years ended October 31, 1996 and 1997 are those of the Balanced Portfolio. Calculation and disclosure of the average commission rate paid was not required prior to 1996.

(13) On August 1, 1994, assets of AMR Corporation and its employee benefit plans were transferred to the AMR Class of the Fund.

                                                                      PROSPECTUS

                             (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                          GROWTH AND INCOME FUND--INSTITUTIONAL CLASS(1)
                                      -------------------------------------------------------
                                                      YEAR ENDED OCTOBER 31,
                                      -------------------------------------------------------
                                      1997(5)     1996(5)(6)    1995(5)   1994(4)      1993
                                      -------------------------------------------------------
Net asset value, beginning of period  $  18.50     $ 15.91      $ 14.19   $ 14.63    $  12.79
                                         -----     -------        -----     -----       -----
Income from investment operations:
 Net investment income                    0.42(7)     0.42(7)      0.41      0.43        0.36
 Net gains (losses) on securities
  (both realized and unrealized)          4.43%(7)     3.15(7)     2.28      0.08        2.21
                                         -----     -------        -----     -----       -----
Total from investment operations          4.85        3.57         2.69      0.51        2.57
                                         -----     -------        -----     -----       -----
Less distributions:
 Dividends from net investment
  income                                 (0.41)      (0.41)       (0.43)    (0.41)      (0.37)
 Distributions from net realized
  gains on securities                    (1.31)      (0.57)       (0.54)    (0.54)      (0.36)
                                         -----     -------        -----     -----       -----
Total distributions                      (1.72)      (0.98)       (0.97)    (0.95)      (0.73)
                                         -----     -------        -----     -----       -----
Net asset value,
end of period                         $  21.63     $ 18.50      $ 15.91   $ 14.19    $  14.63
                                         =====     =======        =====     =====       =====
Total return (annualized)(8)             28.05%      23.37%       20.69%     3.36%      21.49%
                                         =====     =======        =====     =====       =====
Ratio/supplemental data:
 Net assets,
  end of period
  (in thousands)                      $200,887     $81,183      $71,608   $22,737>(13) $477,088
 Ratios to average
  net assets(9)(10)(11):
   Expenses                               0.61%(7)     0.62%(7)    0.62%     0.33%       0.34%
   Net investment income                  2.10%(7)     2.55%(7)    2.84%     3.28%       3.12%
 Portfolio turnover rate(12)                35%         40%          26%       23%         30%
 Average commission rate paid(12)     $ 0.0395     $0.0412           --        --          --

                                         GROWTH AND INCOME FUND--INSTITUTIONAL CLASS(1)
                                      ----------------------------------------------------
                                                     YEAR ENDED OCTOBER 31,
                                      ----------------------------------------------------
                                      1992(3)      1991     1990(2)      1989       1988
                                      ----------------------------------------------------
Net asset value, beginning of period  $  12.10   $   9.47   $  11.59   $   9.96   $   8.30
                                         -----      -----      -----      -----      -----
Income from investment operations:
 Net investment income                    0.39       0.42       0.42       0.42       0.42
 Net gains (losses) on securities
  (both realized and unrealized)          0.77       2.70      (1.94)      1.59       1.40
                                         -----      -----      -----      -----      -----
Total from investment operations          1.16       3.12      (1.52)      2.01       1.82
                                         -----      -----      -----      -----      -----
Less distributions:
 Dividends from net investment
  income                                 (0.39)     (0.49)     (0.43)     (0.38)     (0.16)
 Distributions from net realized
  gains on securities                    (0.08)        --      (0.17)        --         --
                                         -----      -----      -----      -----      -----
Total distributions                      (0.47)     (0.49)     (0.60)     (0.38)     (0.16)
                                         -----      -----      -----      -----      -----
Net asset value,
end of period                         $  12.79   $  12.10   $   9.47   $  11.59   $   9.96
                                         =====      =====      =====      =====      =====
Total return (annualized)(8)             10.00%     33.83%    (13.52%)    20.94%     22.20%
                                         =====      =====      =====      =====      =====
Ratio/supplemental data:
 Net assets,
  end of period
  (in thousands)                      $339,739   $264,628   $182,430   $187,869   $140,073
 Ratios to average
  net assets(9)(10)(11):
   Expenses                               0.36%      0.37%      0.45%      0.45%      0.53%
   Net investment income                  3.57%      4.19%      4.49%      4.40%      4.20%
 Portfolio turnover rate(12)                35%        52%        41%        50%        56%
 Average commission rate paid(12)           --         --         --         --         --


 (1) The Growth and Income Fund commenced active operations on July 17, 1987.

 (2) GSB Investment Management, Inc. was added as an investment adviser to the Growth and Income Fund on April 10, 1990.

 (3) The assets of the Growth and Income Fund previously managed by Atlanta Capital Management were transferred to GSB Investment Management, Inc. as of the close of business on December 5, 1991.

 (4) Average shares outstanding for the period rather than end of period shares were used to compute net investment income per share.

 (5) Class expenses per share were subtracted from net investment income per share for the Fund before class expenses to determine net investment income per share.

 (6) Brandywine Asset Management, Inc. replaced Capital Guardian Trust Company as an investment adviser to the Fund as of April 1, 1996.

 (7) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the Growth and Income Portfolio.


 (8) Total return reflects accrual for the maximum shareholder services fee of .30% for periods prior to August 1, 1994.


 (9) Effective August 1, 1994, expenses include administrative services fees paid by the Fund to the Manager. Prior to that date, expenses exclude shareholder services fees paid directly by shareholders to the Manager, which amounted to less than $.01 per share in each period on an annualized basis.

(10) The method of determining average net assets was changed from a monthly average to a daily average starting with the year ended October 31, 1994.

(11) Annualized.

(12) On November 1, 1995 the Growth and Income Fund began investing all of its investable assets in the Growth and Income Portfolio. Portfolio turnover rate and average commission rate paid for the years ended October 31, 1996 and 1997 are those of the Growth and Income Portfolio. Calculation and disclosure of the average commission rate paid was not required prior to 1996.

(13) On August 1, 1994, assets of AMR Corporation and its employee benefit plans were transferred to the AMR Class of the Fund.

PROSPECTUS

                               (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)


                                                           INTERNATIONAL EQUITY FUND--INSTITUTIONAL CLASS
                                      -----------------------------------------------------------------------------------------
                                                               YEAR ENDED OCTOBER 31,                              PERIOD ENDED
                                      -------------------------------------------------------------------------    OCTOBER 31,
                                      1997(5)        1996(5)      1995(5)    1994(3)(4)      1993(2)     1992        1991(1)
                                      -----------------------------------------------------------------------------------------
Net asset value, beginning of period  $  15.01       $ 13.29      $ 12.87     $ 12.07        $  8.93    $ 10.13      $ 10.00
                                         -----         -----        -----     -------          -----      -----     --------
Income from investment operations:
 Net investment income                    0.34(6)       0.28(6)      0.27        0.32           0.17       0.12           --
 Net gains (losses) on securities
  (both realized and unrealized)          2.44(6)       1.95(6)      0.68        1.10           3.09      (1.31)        0.13
                                         -----         -----        -----     -------          -----      -----     --------
Total from investment operations          2.78          2.23         0.95        1.42           3.26      (1.19)        0.13
                                         -----         -----        -----     -------          -----      -----     --------
Less distributions:
 Dividends from net investment
  income                                 (0.30)        (0.27)       (0.21)      (0.17)         (0.12)     (0.01)          --
 Distributions from net realized
  gains
  on securities                          (0.41)        (0.24)       (0.32)      (0.45)            --         --           --
                                         -----         -----        -----     -------          -----      -----     --------
Total distributions                      (0.71)        (0.51)       (0.53)      (0.62)         (0.12)     (0.01)          --
                                         -----         -----        -----     -------          -----      -----     --------
Net asset value, end of period        $  17.08       $ 15.01      $ 13.29     $ 12.87        $ 12.07    $  8.93      $ 10.13
                                         =====         =====        =====     =======          =====      =====     ========
Total return (annualized)(7)             19.08%        17.27%        7.90%      11.77%         36.56%    (12.07%)       5.69%
                                         =====         =====        =====     =======          =====      =====     ========
Ratios/supplemental data:
 Net assets, end of period (in
  thousands)                          $231,793       $62,992      $25,757     $23,115(13)    $66,652    $38,837      $10,536
 Ratios to average net assets
  (annualized)(8)(9)(10):
  Expenses                                  83%(6)      0.85%(6)     0.85%       0.61%          0.78%      1.17%        1.90%(11)
  Net investment income                   2.35%(6)      2.19%(6)     2.37%       2.74%          2.00%      2.04%        0.38%(11)
 Portfolio turnover rate(12)                15%           19%          21%         37%            61%        21%           2%
 Average commission rate paid(12)     $ 0.0164       $0.0192           --          --             --         --           --


 (1) The International Equity Fund commenced active operations on August 7,
     1991.

 (2) HD International Limited was replaced by Hotchkis and Wiley as an investment adviser to the International Equity Fund as of the close of business on May 21, 1993.

 (3) Morgan Stanley Asset Management Inc. was added as an investment adviser to the International Equity Fund as of August 1, 1994.

 (4) Average shares outstanding for the period rather than end of period shares were used to compute net investment income per share.

 (5) Class expenses per share were subtracted from net investment income per share for the Fund before class expenses to determine net investment income per share.

 (6) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the International Equity Portfolio.


 (7) Total return reflects accrual for the maximum shareholder services fee of .30% for periods prior to August 1, 1994.


 (8) Effective August 1, 1994, expenses include administrative services fees paid by the Fund to the Manager. Prior to that date, expenses exclude shareholder services fees paid directly by shareholders to the Manager, which amounted to less than $.04 per share in each period on an annualized basis and were waived by the Manager for the period ended October 31, 1991.

 (9) The method of determining average net assets was changed from a monthly average to a daily average starting with the year ended October 31, 1994.

(10) Annualized.

(11) Estimated based on expected annual expenses and actual average net assets.

(12) On November 1, 1995 the International Equity Fund began investing all of its investable assets in the International Equity Portfolio. Portfolio turnover rate and average commission rate paid for the years ended October 31, 1996 and 1997 are those of the International Equity Portfolio. Calculation and disclosure of the average commission rate paid was not required in prior to 1996.

(13) On August 1, 1994 assets of AMR Corporation and its employee benefit plans were transferred to the AMR Class of the Fund.

                                                                      PROSPECTUS

                       (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                              S&P 500 INDEX FUND --
                                                                    AMR CLASS
                                                              ---------------------
                                                                   YEAR ENDED
                                                              DECEMBER 31, 1997(1)
                                                              ---------------------
Net asset value, beginning of period                                 $10.00
                                                              -------------
Income from investment operations:
  Net investment income                                                0.14
  Net gains (losses) on securities (both realized and
    unrealized)(2)                                                     3.16
                                                              -------------
Total from investment operations                                       3.30
                                                              -------------
Less distributions:
  Dividends from net investment income                                (0.14)
  Distributions from net realized gains on securities                    --
                                                              -------------
Total distributions                                                   (0.14)
                                                              -------------
Net asset value, end of period                                       $13.16
                                                              =============
Total return (annualized)                                             33.09%
                                                              =============
Ratios/supplemental data:
  Net assets, end of period (in thousands)                           $7,862
  Ratios to average net assets (annualized)(2):
    Net investment income                                              1.61%
    Expenses                                                           0.20%
    Decrease reflected in above expense ratio due to
      absorption of expenses by Bankers Trust and the
      Manager                                                          0.43%
  Portfolio turnover rate(3)                                             19%
  Average commission rate paid(3)                                    $.0230

(1) The S&P 500 Index Fund commenced active operations January 1, 1997 and on March 1, 1998, existing shares of the Fund were designated Institutional Class shares.

(2) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of its corresponding Portfolio.

(3) Portfolio turnover rate and average commission rate paid is that of the Equity 500 Index Portfolio.

PROSPECTUS

                                            (FOR A SHARE OUTSTANDING
                                             THROUGHOUT THE PERIOD)


                                                                INTERMEDIATE BOND FUND --
                                                                   INSTITUTIONAL CLASS
                                                                -------------------------
                                                                PERIOD ENDED OCTOBER 31,
                                                                -------------------------
                                                                         1997(1)
                                                                -------------------------
                                                                            >
Net asset value, beginning of period                                    $  10.00
                                                                        --------
Income from investment operations:
 Net investment income                                                      0.07
 Net gains (losses) on securities (both realized and
  unrealized)(2)                                                            0.17
                                                                        --------
Total from investment operations                                            0.24
                                                                        --------
Less distributions:
 Dividends from net investment income                                      (0.07)
 Distributions from net realized gains
  on securities                                                               --
                                                                        --------
Total distributions                                                        (0.07)
                                                                        --------
Net asset value, end of period                                          $  10.17
                                                                        ========
Total return (annualized)                                                   2.41%
                                                                        ========
Ratios/supplemental data:
 Net assets, end of period (in thousands)                               $216,249
 Ratios to average net assets (annualized)(2):
  Expenses                                                                  0.59%
  Net investment income                                                     5.63%
 Portfolio turnover rate(3)                                                   47%
 Average commission rate paid                                                 --



 (1) The Intermediate Bond Fund commenced active operation September 15, 1997.


 (2) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of its corresponding Portfolio.


 (3) Portfolio turnover rate is that of the Fund's corresponding Portfolio.




                                                                      PROSPECTUS

                            (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                               SHORT-TERM BOND FUND--INSTITUTIONAL CLASS
                                  -------------------------------------------------------------------
                                                        YEAR ENDED OCTOBER 31,
                                  -------------------------------------------------------------------
                                   1997         1996         1995       1994        1993       1992
                                  -------------------------------------------------------------------
Net asset value, beginning of
period                            $  9.68     $   9.82     $   9.67   $  10.23    $  10.13   $  10.07
                                    -----        -----        -----      -----       -----      -----
Income from investment
operations:
 Net investment income               0.64(3)      0.62(3)      0.62       0.52        0.58       0.75
 Net gains or (losses) on
   securities (both realized
   and unrealized)                  (0.05)(3)    (0.14)(3)     0.15      (0.46)       0.15       0.06
                                    -----        -----        -----      -----       -----      -----
Total from investment
operations                           0.59         0.48         0.77       0.06        0.73       0.81
                                    -----        -----        -----      -----       -----      -----
Less distributions:
 Dividends from net investment
   income                           (0.64)       (0.62)       (0.62)     (0.52)      (0.58)     (0.75)
 Distributions from net
   realized gains on securities        --           --           --      (0.10)      (0.05)        --
                                    -----        -----        -----      -----       -----      -----
Total distributions                 (0.64)       (0.62)       (0.62)     (0.62)      (0.63)     (0.75)
                                    -----        -----        -----      -----       -----      -----
Net asset value, end of period    $  9.63     $   9.68     $   9.82   $   9.67    $  10.23   $  10.13
                                    =====        =====        =====      =====       =====      =====
Total return (annualized)(4)         6.29%        5.10%        8.18%      0.42%       7.20%      7.94%
                                    =====        =====        =====      =====       =====      =====
Ratios/supplemental data:
 Net assets, end of period (in
   thousands)                     $22,947     $108,929     $137,293   $112,141(9) $238,874   $209,928
 Ratios to average net
   assets(5)(6)(7):
   Expenses                          0.57%(3)     0.60%(3)     0.60%      0.31%       0.26%      0.27%
   Net investment income             6.67%(3)     6.41%(3)     6.36%      5.26%       5.76%      7.40%
 Portfolio turnover rate(8)           282%         304%         183%        94%        176%       133%

                                  SHORT-TERM BOND FUND--INSTITUTIONAL CLASS
                                 -------------------------------------------
                                    YEAR ENDED OCTOBER 31,      PERIOD ENDED
                                 ----------------------------   OCTOBER 31,
                                 1991(2)     1990      1989       1988(1)
                                 -------------------------------------------
Net asset value, beginning of
period                           $   9.76   $  9.94   $ 10.12     $ 10.00
                                    -----     -----     -----    --------
Income from investment
operations:
 Net investment income               0.83      0.92      0.96        0.64
 Net gains or (losses) on
   securities (both realized
   and unrealized)                   0.31     (0.18)    (0.12)       0.05
                                    -----     -----     -----    --------
Total from investment
operations                           1.14      0.74      0.84        0.69
                                    -----     -----     -----    --------
Less distributions:
 Dividends from net investment
   income                           (0.83)    (0.92)    (1.02)      (0.57)
 Distributions from net
   realized gains on securities        --        --        --          --
                                    -----     -----     -----    --------
Total distributions                 (0.83)    (0.92)    (1.02)      (0.57)
                                    -----     -----     -----    --------
Net asset value, end of period   $  10.07   $  9.76   $  9.94     $ 10.12
                                    =====     =====     =====    ========
Total return (annualized)(4)        11.87%     7.51%     7.62%       7.41%
                                    =====     =====     =====    ========
Ratios/supplemental data:
 Net assets, end of period (in
   thousands)                    $141,629   $83,265   $60,507     $40,855
 Ratios to average net
   assets(5)(6)(7):
   Expenses                          0.35%     0.48%     0.59%       0.50%
   Net investment income             8.42%     9.44%     9.77%       8.01%
 Portfolio turnover rate(8)           165%      156%      158%        127%


 (1) The Short-Term Bond Fund commenced active operations on December 3, 1987. Prior to March 1, 1998, the Short-Term Income Fund was known as the American AAdvantage Limited-Term Income Fund.


 (2) AMR Investment Services, Inc. began portfolio management of the Short-Term Bond Fund on March 1, 1991, replacing Brown Brothers, Harriman & Co. and Barrow, Hanley, Mewhinney & Strauss, Inc.



 (3) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the Limited-Term Income Portfolio.



 (4) Total return is calculated assuming an initial investment is made at the net asset value last calculated on the business day before the first day of each period reported, reinvestment of all dividends and capital gains distributions on the payable date, accrual for the maximum shareholder services fee of .30% (for periods prior to August 1, 1994) and a sale at net asset value on the last day of each period reported.



 (5) Effective August 1, 1994, expenses include administrative services fees paid by the Fund to the Manager. Prior to that date, expenses exclude shareholder services fees paid directly by shareholders to the Manager. Such fees amounted to less than $.03 per share in each period on an annualized basis.



 (6) The method of determining average net assets was changed from a monthly average to a daily average starting with the year ended October 31, 1994.



 (7) Annualized.



 (8) On November 1, 1995 the Short-Term Bond Fund began investing all of its investable assets in the Short-Term Bond Portfolio. Portfolio turnover rate for the years ended October 31, 1996 and 1997 is that of the Short-Term Bond Portfolio.



 (9) On August 1, 1994, assets of AMR Corporation and its employee benefit plans were transferred to the AMR Class of the Fund.


                                                                      PROSPECTUS

                          (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                          MONEY MARKET FUND--INSTITUTIONAL CLASS(1)
                             --------------------------------------------------------------------
                                                    YEAR ENDED OCTOBER 31,
                             --------------------------------------------------------------------
                                1997            1996            1995         1994         1993
                             --------------------------------------------------------------------
Net asset value, beginning
of period                    $     1.00      $     1.00      $     1.00   $     1.00   $     1.00
                                 ------          ------          ------       ------       ------
Net investment income              0.06(2)         0.05(2)         0.06         0.04         0.03
Less dividends from net
 investment income                (0.06)          (0.05)          (0.06)       (0.04)       (0.03)
                                 ------          ------          ------       ------       ------
Net asset value, end of
period                       $     1.00      $     1.00      $     1.00   $     1.00   $     1.00
                                 ======          ======          ======       ======       ======
Total return (annualized)          5.60%           5.57%           5.96%        3.85%        3.31%
                                 ======          ======          ======       ======       ======
Ratios/supplemental data:
 Net assets, end of period
  (in thousands)             $1,123,649      $1,406,939      $1,206,041   $1,893,144   $2,882,947
 Ratios to average net
  assets (3)(4)(5):
  Expenses                         0.23%(2)        0.24%(2)        0.23%        0.21%        0.23%
  Net investment income            5.46%(2)        5.41%(2)        5.79%        3.63%        3.23%

                                   MONEY MARKET FUND--INSTITUTIONAL CLASS(1)
                             ------------------------------------------------------
                                             YEAR ENDED OCTOBER 31,
                             ------------------------------------------------------
                                1992        1991       1990       1989       1988
                             ------------------------------------------------------
Net asset value, beginning
of period                    $     1.00   $   1.00   $   1.00   $   1.00   $   1.00
                                 ------      -----      -----      -----      -----
Net investment income              0.04       0.07       0.08       0.09       0.08
Less dividends from net
 investment income                (0.04)     (0.07)     (0.08)     (0.09)     (0.08)
                                 ------      -----      -----      -----      -----
Net asset value, end of
period                       $     1.00   $   1.00   $   1.00   $   1.00   $   1.00
                                 ======      =====      =====      =====      =====
Total return (annualized)          4.41%      7.18%      8.50%      9.45%      7.54%
                                 ======      =====      =====      =====      =====
Ratios/supplemental data:
 Net assets, end of period
  (in thousands)             $2,223,829   $715,280   $745,405   $385,916   $330,230
 Ratios to average net
  assets (3)(4)(5):
  Expenses                         0.26%      0.24%      0.20%      0.22%      0.28%
  Net investment income            4.06%      6.93%      8.19%      9.11%      7.54%



(1) The Money Market Fund commenced active operations on September 1, 1987.



(2) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the Money Market Portfolio.



(3) The method of determining average net assets was changed from a monthly average to a daily average starting with the year ended October 31, 1992.



(4) Effective October 1, 1990, expenses include administrative services fees paid by the Fund to the Manager. Prior to that date, expenses exclude shareholder services fees paid directly by shareholders to the Manager, which amounted to less than $.01 per share in each period on an annualized basis.



(5) Annualized.


PROSPECTUS

                        (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                            MUNICIPAL MONEY MARKET FUND --                  U.S. GOVERNMENT MONEY MARKET FUND --
                                 INSTITUTIONAL CLASS                                INSTITUTIONAL CLASS
                      ------------------------------------------    ----------------------------------------------------
                                                       PERIOD
                         YEAR ENDED OCTOBER 31,         ENDED                      YEAR ENDED OCTOBER 31,
                      ----------------------------   OCTOBER 31,    ----------------------------------------------------
                       1997       1996       1995      1994(1)       1997        1996        1995      1994       1993
                      ------------------------------------------    ----------------------------------------------------
Net asset value,
beginning of period   $ 1.00     $ 1.00     $ 1.00     $ 1.00       $  1.00     $  1.00     $  1.00   $  1.00   $   1.00
                        ----       ----       ----    -------         -----       -----       -----     -----     ------
Net investment income   0.04(2)    0.04(2)    0.04       0.02          0.05(2)     0.05(2)     0.06      0.04       0.03
Less dividends from
 net investment
 income                (0.04)     (0.04)     (0.04)     (0.02)        (0.05)      (0.05)      (0.06)    (0.04)     (0.03)
                        ----       ----       ----    -------         -----       -----       -----     -----     ------
Net asset value,
end of period         $ 1.00     $ 1.00     $ 1.00     $ 1.00       $  1.00     $  1.00     $  1.00   $  1.00   $   1.00
                        ----       ----       ----    -------         -----       -----       -----     -----     ------
                        ----       ----       ----    -------         -----        ----       -----     -----     ------
Total return
(annualized)            3.52%      3.59%      3.75%      2.44%         5.36%       5.29%       5.67%     3.70%      3.07%
                        ----       ----       ----    -------         -----       -----       -----     -----     ------
                        ----       ----       ----    -------         -----        ----       -----     -----     ------
Ratios/supplemental
data:
 Net assets, end of
  period (in
  thousands)          $  369     $    6     $    7     $$9,736      $29,946     $25,595     $47,184   $67,607   $136,813
 Ratios to average
  net
  assets(3)(4)(5):
  Expenses              0.31%(2)   0.27%(2)   0.35%      0.30%         0.27%(2)    0.32%(2)    0.32%     0.25%      0.23%
  Net investment
   income               3.49%(2)   3.49%(2)   3.70%      2.38%         5.24%(2)    5.16%(2)    5.49%     3.44%      2.96%

                       U.S. GOVERNMENT MONEY MARKET FUND --
                       INSTITUTIONAL CLASS
                       -----------
                         PERIOD
                          ENDED
                       OCTOBER 31,
                         1992(1)
                       -----------
Net asset value,
beginning of period      $  1.00
                         -------
Net investment income       0.02
Less dividends from
 net investment
 income                    (0.02)
                         -------
Net asset value,
end of period            $  1.00
                         =======
Total return
(annualized)                3.61%
                         =======
Ratios/supplemental
data:
 Net assets, end of
  period (in
  thousands)             $91,453
 Ratios to average
  net
  assets(3)(4)(5):
  Expenses                  0.27%(6)
  Net investment
   income                   3.46%(6)


(1) The U.S. Government Money Market Fund commenced active operations on March 2, 1992 and the Municipal Money Market Fund commenced active operations on November 10, 1993.


(2) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the U.S. Government Money Market Portfolio and the Municipal Money Market Portfolio, respectively.



(3) The method of determining average net assets was changed from a monthly average to a daily average starting with the period ended October 31, 1994.



(4) Operating results for the Municipal Money Market Fund exclude management and administrative services fees waived by the Manager. Had the Fund paid such fees, the ratio of expenses and net investment income to average net assets would have been 0.50% and 2.18%, respectively, for the period ended October 31, 1994, 0.55% and 3.50%, respectively, for the year ended October 31, 1995, 0.33% and 3.43%, respectively, for the year ended October 31, 1996 and 0.32% and 3.48%, respectively, for the year ended October 31, 1997.



(5) Annualized.



(6) Estimated based on expected annual expenses and actual average net assets.


INTRODUCTION


     The Trust is an open-end, diversified management investment company organized as a Massachusetts business trust on January 16, 1987. The Funds are nine of ten investment portfolios of the Trust. Each Fund has a distinctive investment objective and investment policies. Each Fund, except the S&P 500 Index Fund, invests all of its investable assets in a corresponding Portfolio of the AMR Trust which has an identical investment objective. The S&P 500 Index Fund invests all of its investable assets in the Equity 500 Index Portfolio, which is a separate investment company advised by BT with an identical investment objective. The Manager provides the Portfolios, except the Equity 500 Index Portfolio, with business and asset management services, including the evaluation and monitoring of the investment advisers, and it provides the Funds with administrative services. BT provides the Equity 500 Index Portfolio with investment advisory, administrative and other services.


                                                                      PROSPECTUS

     The Funds, except the S&P 500 Index Fund, currently consist of three classes of shares and the S&P 500 Index Fund currently consists of two classes of shares, including the "Institutional Class" which is primarily for institutional investors investing at least $2 million in the Funds. For further information about the Funds' other classes, please refer to the address and phone number on the back cover of this Prospectus.


     Although each class of shares is designed to meet the needs of different categories of investors, all classes of each Fund share the same portfolio of investments and a common investment objective. See "Investment Objectives, Policies and Risks." There is no guarantee that a Fund will achieve its investment objective. Based on its value, a share of a Fund, regardless of class, will receive a proportionate share of the investment income and the gains (losses) earned (or incurred) by the Fund. It also will bear its proportionate share of expenses that are allocated to the Fund as a whole. However, certain expenses are allocated separately to each class of shares.

     The assets of the Balanced Portfolio, the Growth and Income Portfolio and the International Equity Portfolio are allocated by the Manager among investment advisers designated for each of those Portfolios. BT serves as the investment adviser to the Equity 500 Index Portfolio. The assets of the Intermediate Bond Portfolio are allocated by the Manager between the Manager and another investment adviser. Investment decisions for the Short-Term Bond Portfolio and the Money Market Portfolios are made directly by the Manager. With the exception of the S&P 500 Index Fund, each investment adviser has discretion to purchase and sell portfolio securities in accordance with the investment objectives, policies and restrictions described in this Prospectus, the SAI, and by specific investment strategies developed by the Manager. See "Investment Advisers."

     Institutional Class shares are offered without a sales charge at the net asset value next determined after an investment is received and accepted. Shares will be redeemed at the next share price calculated after receipt of a redemption order. See "Purchase, Redemption and Valuation of Shares."

INVESTMENT OBJECTIVES, POLICIES AND RISKS

     The investment objective and policies of each Fund and its corresponding Portfolio are described below. Except as otherwise indicated, the investment policies of any Fund may be changed at any time by the Board to the extent that such changes are consistent with the investment objective of the applicable Fund. However, each Fund's investment objective may not be changed without a majority vote of that Fund's outstanding shares, which is defined as the lesser of (a) 67% of the shares of the applicable Fund present or represented if the holders of more than 50% of the shares are present or represented at the shareholders' meeting, or (b) more than 50% of the shares of the applicable Fund (hereinafter, "majority vote"). Except for the Equity 500 Index Portfolio, a Portfolio's investment objective may not be changed without a majority vote of that Portfolio's interest holders. The investment objective of the Equity 500 Index Portfolio is not a fundamental policy. Shareholders of the S&P 500 Index Fund will receive 30 days' written notice with respect to any change in the investment objective of the Equity 500 Index Portfolio.

     Each Fund has a fundamental investment policy which allows it to invest all of its investable assets in its corresponding Portfolio. All other fundamental investment policies and the non-fundamental investment policies of each Fund and its corresponding Portfolio are identical. Therefore, although the following discusses the investment policies of each Portfolio, the AMR Trust's Board of Trustees ("AMR Trust Board") and the Equity 500 Index Portfolio's Board of Trustees ("Equity 500 Index Portfolio Board"), it applies equally to each Fund and each Board.

AMERICAN AADVANTAGE BALANCED FUND -- This Fund's investment objective is to realize both income and capital appreciation. This Fund seeks its investment objective by investing all of its investable assets in the Balanced Portfolio, which invests primarily in equity and debt securities. Although equity securities (such as stocks) will be purchased primarily for capital appreciation and debt securities (such as bonds) will be purchased primarily for income purposes, income and capital appreciation potential will be considered in connection with all such investments. Excluding collateral for securities loaned, ordinarily the Portfolio will have a minimum of 30% and a maximum of 70% of its assets invested in equity securities and a minimum of 30% and a maximum of 70% of its assets invested in debt securities which, at the time of purchase, are rated in one of the four highest rating

PROSPECTUS
categories by all nationally recognized statistical rating organizations ("Rating Organizations") rating that security such as Standard & Poor's ("S&P") or Moody's Investor Services, Inc. ("Moody's") or, if unrated, are deemed to be of comparable quality by the applicable investment adviser. Obligations rated in the fourth highest rating category are limited to 25% of the Portfolio's debt allocation. Obligations rated in the BBB or Baa categories by any Rating Organization have speculative characteristics and thus changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. See the SAI for a description of debt ratings. The Portfolio, at the discretion of the investment advisers, may retain a security that has been downgraded below the initial investment criteria. The Portfolio usually invests between 50% and 65% of its assets in equity securities and between 35% and 50% of its assets in debt securities. The remainder of the Portfolio's assets may be invested in cash or cash equivalents, including obligations that are permitted investments for the Money Market Portfolio and in other investment companies. However, when its investment advisers deem that market conditions warrant, the Portfolio may, for temporary defensive purposes, invest up to 100% of its assets in cash, cash equivalents and investment grade short-term obligations.


     The Portfolio's investments in debt securities may include investments in obligations of the U.S. Government and its agencies and instrumentalities, including separately traded registered interest and principal securities ("STRIPS") and other zero coupon obligations; corporate bonds, notes and debentures; non-convertible preferred stocks; mortgage-backed securities; asset-backed securities; and domestic, Yankeedollar and Eurodollar bank deposit notes, certificates of deposit, bonds and notes. Such obligations may have a fixed, variable or floating rate of interest. See the SAI for a further description of the foregoing securities. The value of the Portfolio's debt investments will vary in response to interest rate changes as described in "American AAdvantage Intermediate Bond Fund and American AAdvantage Short-Term Bond Fund."


     The Portfolio also may engage in dollar rolls or purchase or sell securities on a "when-issued" or "forward commitment" basis. The purchase or sale of when-issued securities enables an investor to hedge against anticipated changes in interest rates and prices by locking in an attractive price or yield. The price of when-issued securities is fixed at the time the commitment to purchase or sell is made, but delivery and payment for the when-issued securities take place at a later date, normally one to two months after the date of purchase. During the period between purchase and settlement, no payment is made by the purchaser to the issuer and no interest accrues to the purchaser. Such transactions therefore involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date. A sale of a when-issued security also involves the risk that the other party will be unable to settle the transaction. Dollar rolls are a type of forward commitment transaction. Purchases and sales of securities on a forward commitment basis involve a commitment to purchase or sell securities with payment and delivery to take place at some future date, normally one to two months after the date of the transaction. As with when-issued securities, these transactions involve certain risks, but they also enable an investor to hedge against anticipated changes in interest rates and prices. Forward commitment transactions are executed for existing obligations, whereas in a when-issued transaction, the obligations have not yet been issued. When purchasing securities on a when-issued or forward commitment basis, a segregated account of liquid assets at least equal to the value of purchase commitments for such securities will be maintained until the settlement date.


     The Portfolio's equity investments may consist of common stocks, preferred stocks and convertible securities, including foreign securities that are represented by U.S. dollar-denominated American Depositary Receipts traded in the United States on exchanges and in the over-the-counter market. When purchasing equity securities, primary emphasis will be placed on undervalued securities with above average growth expectations. The Manager believes that purchasing securities which the investment advisers believe are undervalued in the market and that have above average growth potential will outperform other investment styles over the longer term while minimizing volatility and downside risk. The Manager will recommend that, with respect to portfolio management of equity assets, the Trust retain only those investment advisers who, in the Manager's opinion, utilize such an approach.


                                                                      PROSPECTUS

    BARROW, HANLEY, MEWHINNEY & STRAUSS, INC.; BRANDYWINE ASSET MANAGEMENT, INC.; GSB INVESTMENT MANAGEMENT, INC.; HOTCHKIS AND WILEY; and INDEPENDENCE INVESTMENT ASSOCIATES, INC. currently manage the assets of the Balanced Portfolio. See "Investment Advisers."


AMERICAN AADVANTAGE GROWTH AND INCOME FUND -- This Fund's investment objective is to realize long-term capital appreciation and current income. This Fund seeks its investment objective by investing all of its investable assets in the Growth and Income Portfolio, which invests primarily in equity securities. Excluding collateral for securities loaned, ordinarily at least 80% of the Portfolio's assets will be invested in equity securities consisting of common stocks, preferred stocks, securities convertible into common stocks, and securities having common stock characteristics, such as rights and warrants, and foreign equity securities that are represented by U.S. dollar-denominated American Depositary Receipts traded in the United States on exchanges and in the over-the-counter market. When purchasing equity securities, primary emphasis will be placed on undervalued securities with above average growth expectations. In order to seek either above average current income or capital appreciation when interest rates are expected to decline, the Portfolio may invest in debt securities which, at the time of purchase, are rated in one of the four highest rating categories by all Rating Organizations rating that security or, if unrated, are deemed to be of comparable quality by the applicable investment adviser. Obligations rated in the fourth highest rating category are limited to 25% of the Portfolio's debt allocation. See "American AAdvantage Balanced Fund" for a description of the risks involved with these obligations. See the SAI for definitions of the foregoing securities and for a description of debt ratings. The Portfolio also may invest in other investment companies or in cash and cash equivalents, including obligations that are permitted investments for the Money Market Portfolio. However, when its investment advisers deem that market conditions warrant, the Portfolio may, for temporary defensive purposes, invest up to 100% of its assets in cash, cash equivalents and investment grade short-term obligations. In addition, the Portfolio may purchase or sell securities on a when-issued or forward commitment basis. See "American AAdvantage Balanced Fund" for a description of these transactions.


     BARROW, HANLEY, MEWHINNEY & STRAUSS, INC.; BRANDYWINE ASSET MANAGEMENT, INC.; GSB INVESTMENT MANAGEMENT, INC.; HOTCHKIS AND WILEY; and INDEPENDENCE INVESTMENT ASSOCIATES, INC. currently manage the assets of the Growth and Income Portfolio. See "Investment Advisers."

AMERICAN AADVANTAGE INTERNATIONAL EQUITY FUND -- This Fund's investment objective is to realize long-term capital appreciation. This Fund seeks its investment objective by investing all of its investable assets in the International Equity Portfolio, which invests primarily in equity securities of issuers based outside the United States. Ordinarily the Portfolio will invest at least 65% of its assets in common stocks and securities convertible into common stocks of issuers in at least three different countries located outside the United States. However, excluding collateral for securities loaned, the Portfolio generally invests in excess of 80% of its assets in such securities. The remainder of the Portfolio's assets will be invested in non-U.S. debt securities which, at the time of purchase, are rated in one of the three highest rating categories by any Rating Organization or, if unrated, are deemed to be of comparable quality by the applicable investment adviser and traded publicly on a world market, or in cash or cash equivalents, including obligations that are permitted investments for the Money Market Portfolio or in other investment companies. However, when its investment advisers deem that market conditions warrant, the Portfolio may, for temporary defensive purposes, invest up to 100% of its assets in cash, cash equivalents, other investment companies and investment grade short-term obligations.

     The investment advisers select securities based upon a country's economic outlook, market valuation and potential changes in currency exchange rates. When purchasing equity securities, primary emphasis will be placed on undervalued securities with above average growth expectations.

     Overseas investing carries potential risks not associated with domestic investments. Such risks include, but are not limited to: (1) political and financial instability abroad, including risk of nationalization or expropriation of assets and the risk of war; (2) less liquidity and greater volatility of foreign investments; (3) less public information regarding foreign companies;
(4) less government regulation and supervision of foreign stock exchanges, brokers and listed companies; (5) lack of uniform accounting, auditing and financial reporting standards; (6) delays in transaction settlement in some foreign markets; (7) possible imposition of confiscatory

PROSPECTUS
foreign taxes; (8) possible limitation on the removal of securities or other assets of the Portfolio; (9) restrictions on foreign investments and repatriation of capital; (10) currency fluctuations; (11) cost and possible restrictions of currency conversion; (12) withholding taxes on dividends in foreign countries; and (13) possible higher commissions, custodial fees and management costs than in the U.S. market. These risks are often greater for investments in emerging or developing countries.

     The Portfolio will limit its investments to those in countries which have been recommended by the Manager and which have been approved by the AMR Trust Board. Countries may be added or deleted with AMR Trust Board approval. In determining which countries will be approved, the AMR Trust Board will evaluate the risk factors set forth above and will particularly focus on the ability to repatriate funds, the size and liquidity aspects of a particular country's market and the investment climate for foreign investors. The current countries in which the Portfolio may invest are Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, Mexico, Netherlands, New Zealand, Norway, Portugal, Singapore, South Korea, Spain, Sweden, Switzerland and the United Kingdom.

     The Portfolio may trade forward foreign currency contracts ("forward contracts"), which are derivatives, to hedge currency fluctuations of underlying stock or bond positions, or in other circumstances permitted by the Commodity Futures Trading Commission ("CFTC"). Forward contracts to sell foreign currency may be used when the management of the Portfolio believes that the currency of a particular foreign country may suffer a decline against the U.S. dollar. Forward contracts are also entered into to set the exchange rate for a future transaction. In this manner, the Portfolio may protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar or other currency which is being used for the security purchase and the foreign currency in which the security is denominated during the period between the date on which the security is purchased or sold and the date on which payment is made or received. Forward contracts involve certain risks which include, but are not limited to: (1) imperfect correlation between the securities hedged and the contracts themselves; and (2) possible decrease in the total return of the Portfolio. Forward contracts are discussed in greater detail in the SAI.

     The Portfolio also may trade currency futures for the same reasons as for entering into forward contracts as set forth above. Currency futures are traded on U.S. and foreign currency exchanges. The use of currency futures also entails certain risks which include, but are not limited to: (1) less liquidity due to daily limits on price fluctuation; (2) imperfect correlation between the securities hedged and the contracts themselves; (3) possible decrease in the total return of the Portfolio due to hedging; (4) possible reduction in value for both the contracts and the securities being hedged; and (5) potential losses in excess of the amounts invested in the currency futures contracts themselves. The Portfolio may not enter into currency futures contracts if the purchase or sale of such contract would cause the sum of the Portfolio's initial and any variation margin deposits to exceed 5% of its total assets. Currency futures contracts, which are derivatives, are discussed in greater detail in the SAI.

     HOTCHKIS AND WILEY, MORGAN STANLEY ASSET MANAGEMENT INC. and TEMPLETON INVESTMENT COUNSEL, INC. currently serve as investment advisers to the International Equity Portfolio. See "Investment Advisers."

AMERICAN AADVANTAGE S&P 500 INDEX FUND -- This Fund's investment objective is to provide investment results that, before expenses, correspond to the total return (the combination of capital changes and income) of common stocks publicly traded in the United States, as represented by the S&P 500. This Fund seeks its investment objective by investing all of its investable assets in the Equity 500 Index Portfolio which invests in common stocks of companies that compose the S&P
500. The Fund offers investors a convenient means of diversifying their holdings of common stocks while relieving those investors of the administrative burdens typically associated with purchasing and holding these instruments.

    The Portfolio is not managed according to traditional methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial and market analyses and investment judgment. Instead, the Portfolio, utilizing a "passive" or "indexing" investment approach, attempts to replicate, before expenses, the performance of the S&P 500.

                                                                      PROSPECTUS

    Under normal conditions, the Portfolio will invest at least 80% of its assets in common stocks of companies that compose the S&P 500. In seeking to replicate the performance of the S&P 500, BT, the Portfolio's investment adviser, will attempt over time to allocate the Portfolio's investments among common stocks in approximately the same weightings as the S&P 500, beginning with the heaviest-weighted stocks that make up a larger portion of the Index's value. Over the long term, BT normally seeks a correlation between the performance of the Portfolio, before expenses, and that of the S&P 500 of 0.95 or better. A figure of 1.00 would indicate perfect correlation. In the unlikely event that the correlation is not achieved, the Equity 500 Index Portfolio Board will consider alternative structures.


    BT utilizes a two-stage sampling approach in seeking to obtain the objective. Stage one, which encompasses large capitalization stocks, maintains the stock holdings at or near their benchmark weights. Large capitalization stocks are defined as those securities that represent 0.10% or more of the Index. In stage two, smaller stocks are analyzed and selected using risk characteristics and industry weights in order to match the sector and risk characteristics of the smaller companies in the S&P 500. This approach helps to maximize portfolio liquidity while minimizing costs.

    BT generally will seek to match the composition of the S&P 500, but usually will not invest the Portfolio's stock portfolio to mirror the Index exactly. Because of the difficulty and expense of executing relatively small stock transactions, the Portfolio may not always be invested in the less heavily weighted S&P 500 stocks and may at times have its portfolio weighted differently from the S&P 500. When the Portfolio's size is greater, BT expects to purchase more of the stocks in the S&P 500 and to match the relative weighting of the S&P 500 more closely and anticipates that the Portfolio will be able to mirror, before expenses, the performance of the S&P 500 with little variance. In addition, the Portfolio may omit or remove any S&P 500 stock from the Portfolio if, following objective criteria, BT judges the stock to be insufficiently liquid or believes the merit of the investment has been substantially impaired by extraordinary events or financial conditions. BT will not purchase the stock of Bankers Trust New York Corporation, which is included in the Index, and instead will overweight its holdings of companies engaged in similar businesses.

    Under normal conditions, BT will attempt to invest as much of the Portfolio's assets as is practical in common stocks included in the S&P 500. However, the Portfolio may maintain up to 20% of its assets in short-term debt securities and money market instruments hedged with stock index futures and options to meet redemption requests or to facilitate the investment in common stocks.

    When the Portfolio has cash from new investments in the Portfolio or holds a portion of its assets in money market instruments, it may enter into stock index futures or options to attempt to increase its exposure to the stock market. Strategies the Portfolio could use to accomplish this include purchasing futures contracts, writing put options, and purchasing call options. When the Portfolio wishes to sell securities, because of shareholder redemptions or otherwise, it may use stock index futures or options thereon to hedge against market risk until the sale can be completed. These strategies could include selling futures contracts, writing call options, and purchasing put options.

    BT will choose among futures and options strategies based on its judgment of how best to meet the Portfolio's goals. In selecting futures and options, BT will assess such factors as current and anticipated stock prices, relative liquidity and price levels in the options and futures markets compared to the securities markets, and the Portfolio's cash flow and cash management needs. If BT judges these factors incorrectly, or if price changes in the Portfolio's futures and options positions are not well correlated with those of its other investments, the Portfolio could be hindered in the pursuit of the objective and could suffer losses. The Portfolio could also be exposed to risks if it could not close out its futures or options positions because of an illiquid secondary market. BT will only use these strategies for cash management purposes. Futures and options will not be used to increase portfolio risk above the level that could be achieved using only traditional investment securities or to acquire exposure to changes in the value of assets or indices that by themselves would not be purchased for the Portfolio. Futures and options are discussed in greater detail in the SAI.
PROSPECTUS

    The Portfolio intends to stay invested in the securities described above to the extent practical in light of the objective and long-term investment perspective. However, the Portfolio's assets may be invested in short-term instruments with remaining maturities of 397 days or less to meet anticipated redemptions and expenses or for day-to-day operating purposes. Short-term instruments consist of (1) short-term obligations of the U.S. Government, its agencies, instrumentalities, authorities or political subdivisions; (2) other short-term debt securities rated Aa or higher by Moody's or AA or higher by S&P or, if unrated, of comparable quality in the opinion of BT; (3) commercial paper; (4) bank obligations, including negotiable certificates of deposit, time deposits and bankers' acceptances; and (5) repurchase agreements. At the time the Portfolio invests in commercial paper, bank obligations or repurchase agreements, the issuer or the issuer's parent must have outstanding debt rated Aa or higher by Moody's or AA or higher by S&P or outstanding commercial paper or bank obligations rated Prime-1 by Moody's or A-1 by S&P; or, if no such ratings are available, the instrument must be of comparable quality in the opinion of BT.


    The S&P 500 is a well-known stock market index that includes common stocks of 500 companies from several industrial sectors representing a significant portion of the market value of all common stocks publicly traded in the United States, most of which are listed on the New York Stock Exchange (the "Exchange"). Stocks in the S&P 500 are weighted according to their market capitalization (the number of shares outstanding multiplied by the stock's current price). BT believes that the performance of the S&P 500 is representative of the performance of publicly traded common stocks in general. The composition of the S&P 500 is determined by Standard & Poor's Corporation and is based on such factors as the market capitalization and trading activity of each stock and its adequacy as a representation of stocks in a particular industry group, and may be changed from time to time.



    The Fund and the Portfolio are not sponsored, endorsed, sold or promoted by Standard & Poor's Corporation. Standard & Poor's Corporation makes no representation or warranty, express or implied, to the owners of the Fund or the Portfolio or any member of the public regarding the advisability of investing in securities generally or in the Fund and the Portfolio particularly or the ability of the S&P 500 to track general stock market performance. Standard & Poor's Corporation does not guarantee the accuracy and/or the completeness of the S&P 500 or any data included therein.



    STANDARD & POOR'S CORPORATION MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO THE RESULTS TO BE OBTAINED BY THE FUND OR THE PORTFOLIO, OWNERS OF THE FUND OR THE PORTFOLIO, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 OR ANY DATA INCLUDED THEREIN. STANDARD & POOR'S CORPORATION MAKES NO EXPRESS OR IMPLIED WARRANTIES AND HEREBY EXPRESSLY DISCLAIMS ALL SUCH WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 OR ANY DATA INCLUDED THEREIN.


    The ability of the Fund and the Portfolio to meet their investment objective depends to some extent on the cash flow experienced by the Fund and by the other investors in the Portfolio, since investments and redemptions by shareholders of the Fund generally will require the Portfolio to purchase or sell securities. BT will make investment changes to accommodate cash flow in an attempt to maintain the similarity of the Portfolio to the S&P 500. An investor should also be aware that the performance of the S&P 500 is a hypothetical number that does not take into account brokerage commissions and other costs of investing, unlike the Portfolio which must bear these costs. Finally, since the Portfolio seeks to track the S&P 500, BT generally will not attempt to judge the merits of any particular stock as an investment.


AMERICAN AADVANTAGE INTERMEDIATE BOND FUND and AMERICAN AADVANTAGE SHORT-TERM BOND FUND -- The investment objective of each of these Funds is to realize income and capital appreciation. As an investment policy, each Fund primarily seeks income and secondarily seeks capital appreciation. The Intermediate Bond Fund and the Short-Term Bond Fund seek their investment objective by investing all of their investable assets in the Intermediate Bond Portfolio and the Short-Term Bond Portfolio, respectively, which invest primarily in debt obligations. Permissible investments include securities of the U.S. Government and its agencies and instrumentalities, including STRIPS and other zero coupon obligations; corporate bonds, notes and debentures; non-convertible preferred stocks;

                                                                      PROSPECTUS
mortgage-backed securities; asset-backed securities; domestic, Yankeedollar and Eurodollar certificates of deposit, bank deposit notes, and bank notes; other investment companies; and cash or cash equivalents including obligations that are permitted investments for the Money Market Portfolio. Such obligations may have a fixed, variable or floating rate of interest. At the time of purchase, all such securities will be rated in one of the four highest rating categories by all Rating Organizations rating such obligation or, if unrated, will be deemed to be of comparable quality by the Manager or the investment adviser. Obligations rated in the fourth highest rating category are limited to 25% of each Portfolio's total assets. See "American AAdvantage Balanced Fund" for a description of the risks involved with these obligations. The Portfolios, at the discretion of the Manager and the investment adviser, may retain a security which has been downgraded below the initial investment criteria. See the SAI for definitions of the foregoing securities and for a description of debt ratings. Principal and/or interest payments for obligations of the U.S. Government's agencies or instrumentalities may or may not be backed by the full faith and credit of the U.S. Government.



     Although investments will not be restricted by either maturity or duration of the securities purchased, under normal circumstances, the Intermediate Bond Portfolio will seek to maintain a dollar weighted average duration of three to seven years and the Short-Term Bond Portfolio will seek to maintain a dollar weighted average duration of one to three years. Because the timing on return of principal for both asset-backed and mortgage-backed securities is uncertain, in calculating the average weighted duration of the Portfolios, the duration of these securities may be based on certain industry conventions.



     Mortgage-backed securities are securities representing interests in "pools" of mortgages in which payments of both interest and principal on the securities are made monthly, in effect, "passing through" monthly payments made by the individual borrowers on the mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose the Portfolios to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment, the value of the premium would be lost. Like other debt securities, when interest rates rise, the value of mortgage-related securities generally will decline; however, when interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as other debt securities.


     Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association ("GNMA")) or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by the Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC"), which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations). Mortgage pass-through securities created by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported with various credit enhancements such as pool insurance, guarantees issued by governmental entities, a letter of credit from a bank or senior/subordinated structures.

     Collateralized mortgage obligations ("CMOs") are hybrid instruments with characteristics of both mortgage-backed bonds and mortgage pass-through securities. Similar to a mortgage pass-through, interest and prepaid principal on a CMO are paid, in most cases, monthly. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC or FNMA. CMOs are structured in multiple classes, with each class bearing a different stated maturity or interest rate.


     The Portfolios are permitted to invest in asset-backed securities, subject to the Portfolios' rating and quality requirements. Through the use of trusts and special purpose subsidiaries, various types of assets, primarily home equity loans, automobile and credit card receivables, and other types of receivables or other assets as well as purchase contracts, financing leases and sales agreements entered into by municipalities, are securitized in pass-through structures similar to the mortgage pass-through structures described above. Consistent with the Funds'


PROSPECTUS
and the Portfolios' investment objective, policies and quality standards, the Portfolios may invest in these and other types of asset-backed securities which may be developed in the future.


     Asset-backed securities involve certain risks that do not exist with mortgage-related securities, resulting mainly from the fact that asset-backed securities do not usually contain the benefit of a complete security interest in the related collateral. For example, credit card receivables generally are unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, some of which may reduce the ability to obtain full payment. In the case of automobile receivables, due to various legal and economic factors, proceeds from repossessed collateral may not always be sufficient to support payments on the securities. The risks associated with asset-backed securities are often reduced by the addition of credit enhancements, such as a letter of credit from a bank, excess collateral or a third-party guarantee.


     Investments in Yankeedollar and Eurodollar bonds, notes and certificates of deposit involve risks that differ from investments in securities of domestic issuers. See "American AAdvantage Money Market Fund" for a description of these risks. The Portfolios also may engage in dollar rolls, or purchase or sell securities on a when-issued or forward commitment basis as described under "American AAdvantage Balanced Fund."



     The market value of fixed rate securities, and thus the net asset value of these Portfolios' shares, is expected to vary inversely with movements in interest rates. The market value of variable and floating rate instruments should not vary as much due to the periodic adjustments in their interest rates. An adjustment which increases the interest rate of such securities should reduce or eliminate declines in market value resulting from a prior upward movement in interest rates, and an adjustment which decreases the interest rate of such securities should reduce or eliminate increases in market value resulting from a prior downward movement in interest rates.



     The MANAGER serves as the sole active investment adviser to the Short-Term Bond Portfolio. The MANAGER and BARROW, HANLEY, MEWHINNEY & STRAUSS, INC. currently manage the assets of the Intermediate Bond Portfolio. See "Investment Advisers."


MONEY MARKET FUNDS -- The investment objectives of the Money Market Funds are to seek current income, liquidity and the maintenance of a stable $1.00 price per share. The Money Market Funds seek to achieve these objectives by investing all of their investable assets in the Money Market Portfolios, which invest in high quality, U.S. dollar-denominated short-term obligations that have been determined by the Manager or the AMR Trust Board to present minimal credit risks. Portfolio investments are valued based on the amortized cost valuation technique pursuant to Rule 2a-7 under the Investment Company Act of 1940 ("1940 Act"). See the SAI for an explanation of the amortized cost valuation method. Obligations in which the Money Market Portfolios invest generally have remaining maturities of 397 days or less, although instruments subject to repurchase agreements and certain variable and floating rate obligations may bear longer final maturities. The average dollar-weighted portfolio maturity of each Money Market Portfolio will not exceed 90 days. The Manager serves as the sole investment adviser to the Money Market Funds. See "Management and Administration of the Trust."

AMERICAN AADVANTAGE MONEY MARKET FUND -- The Fund's corresponding Portfolio may invest in obligations permitted to be purchased under Rule 2a-7 of the 1940 Act including, but not limited to, (1) obligations of the U.S. Government or its agencies or instrumentalities; (2) loan participation interests, medium-term notes, funding agreements and asset-backed securities; (3) domestic, Yankeedollar and Eurodollar certificates of deposit, time deposits, bankers' acceptances, commercial paper, bank deposit notes and other promissory notes, including floating or variable rate obligations issued by U.S. or foreign bank holding companies and their bank subsidiaries, branches and agencies; and (4) repurchase agreements involving the obligations listed above. The Money Market Portfolio will invest only in issuers or instruments that at the time of purchase (1) have received the highest short-term rating by two Rating Organizations such as "A-1" by S&P and "P-1" by Moody's; (2) are single rated and have received the highest short-term rating by a Rating Organization; or (3) are unrated, but are determined to be of comparable quality by the Manager pursuant to guidelines approved by the AMR Trust Board and subject to ratification by the AMR Trust Board. See the SAI for definitions of the foregoing instruments and rating systems.

                                                                      PROSPECTUS

The Portfolio may invest in other investment companies. The Portfolio also may purchase or sell securities on a when-issued or a forward commitment basis as described in "American AAdvantage Balanced Fund."

     The Portfolio will invest more than 25% of its assets in obligations issued by the banking industry. However, for temporary defensive purposes during periods when the Manager believes that maintaining this concentration may be inconsistent with the best interest of shareholders, the Portfolio may not maintain this concentration.

     Investments in Eurodollar (U.S. dollar obligations issued outside the United States by domestic or foreign entities) and Yankeedollar (U.S. dollar obligations issued inside the United States by foreign entities) obligations involve additional risks. Most notably, there generally is less publicly available information about foreign issuers; there may be less governmental regulation and supervision; foreign issuers may use different accounting and financial standards; and the adoption of foreign governmental restrictions may affect adversely the payment of principal and interest on foreign investments. In addition, not all foreign branches of United States banks are supervised or examined by regulatory authorities as are United States banks, and such branches may not be subject to reserve requirements.

     Variable amount master demand notes in which the Portfolio may invest are unsecured demand notes that permit the indebtedness thereunder to vary, and provide for periodic adjustments in the interest rate. Because master demand notes are direct lending arrangements between the Portfolio and the issuer, they are not normally publicly traded. There is no secondary market for the notes; however, the period of time remaining until payment of principal and accrued interest can be recovered under a variable amount master demand note generally will not exceed seven days. To the extent this period is exceeded, the note in question would be considered illiquid. Issuers of variable amount master demand notes must satisfy the same criteria as set forth for other promissory notes (e.g. commercial paper). The Portfolio will invest in variable amount master demand notes only when such notes are determined by the Manager, pursuant to guidelines established by the AMR Trust Board, to be of comparable quality to rated issuers or instruments eligible for investment by the Portfolio. In determining average dollar weighted portfolio maturity, a variable amount master demand note will be deemed to have a maturity equal to the longer of the period of time remaining until the next readjustment of the interest rate or the period of time remaining until the principal amount can be recovered from the issuer on demand.

AMERICAN AADVANTAGE MUNICIPAL MONEY MARKET FUND -- The Fund's corresponding Portfolio may invest in municipal obligations issued by or on behalf of the governments of states, territories, or possessions of the United States; the District of Columbia; and their political subdivisions, agencies and instrumentalities if the interest these obligations provide is generally exempt from federal income tax. The Municipal Money Market Portfolio will invest only in issuers or instruments that at the time of purchase (1) are guaranteed by the U.S. Government, its agencies, or instrumentalities; (2) are secured by letters of credit that are irrevocable and issued by banks which qualify as authorized issuers for the Money Market Portfolio (see "American AAdvantage Money Market Fund"); (3) are guaranteed by one or more municipal bond insurance policies that cannot be canceled and are issued by third-party guarantors possessing the highest claims-paying rating from a Rating Organization; (4) have received one of the two highest short-term ratings from at least two Rating Organizations;
(5) are single rated and have received one of the two highest short-term ratings from that Rating Organization; (6) have no short-term rating but the instrument is comparable to the issuer's rated short-term debt; (7) have no short-term rating (or comparable rating) but have received one of the top two long-term ratings from all Rating Organizations rating the issuer or instrument; or (8) are unrated, but are determined to be of comparable quality by the Manager pursuant to guidelines approved by, and subject to the oversight of, the AMR Trust Board. The Portfolio also may invest in other investment companies. Ordinarily at least 80% of the Portfolio's net assets will be invested in municipal obligations, the interest from which is exempt from federal income tax. However, should market conditions warrant, the Portfolio may invest up to 20% (or for temporary defensive purposes, up to 100%) of its assets in eligible investments for the Money Market Portfolio which are subject to federal income tax.

     The Portfolio may invest in certain municipal obligations which have rates of interest that are adjusted periodically according to formulas intended to minimize fluctuations in the values of these instruments. These instruments, commonly known as variable rate demand obligations, are long-term instruments which allow the
PROSPECTUS
purchaser, at its discretion, to redeem securities before their final maturity at par plus accrued interest upon notice (typically 7 to 30 days).


     Municipal obligations may be backed by the full taxing power of a municipality ("general obligations"), or by the revenues from a specific project or the credit of a private organization ("revenue obligations"). Some municipal obligations are collateralized as to payment of principal and interest by an escrow of U.S. Government or federal agency obligations, while others are insured by private insurance companies, while still others may be supported by letters of credit furnished by domestic or foreign banks. The Portfolio's investments in municipal obligations may include fixed, variable, or floating rate general obligations and revenue obligations (including municipal lease obligations and resource recovery obligations); zero coupon and asset-backed obligations; variable rate auction and residual interest obligations; tax, revenue, or bond anticipation notes; tax-exempt commercial paper; and purchase obligations that are subject to restrictions on resale. See the SAI for a further discussion of the foregoing obligations. The Portfolio may purchase or sell obligations on a when-issued or forward commitment basis, as described under "American AAdvantage Balanced Fund."


     The Portfolio may invest more than 25% of the value of its total assets in municipal obligations which are related in such a way that an economic, business or political development or change affecting one such security would also affect the other securities; for example, securities the interest of which is paid from revenues of similar types of projects, or securities whose issuers are located in the same state. As a result, the Portfolio may be subject to greater risk compared to a fund that does not follow this practice. However, the Manager believes this risk is mitigated because it is anticipated that most of the Portfolio's assets will be insured or backed by bank letters of credit. Additionally, the Portfolio may invest more than 25% of the value of its total assets in industrial development bonds which, although issued by industrial development authorities, may be backed only by the assets and revenues of the non-governmental users.

     The Portfolio also may invest in municipal obligations that constitute "private activity obligations." These include obligations that finance student loans, residential rental projects, and solid waste disposal facilities. To the extent the Portfolio earns interest income on private activity obligations, shareholders will be required to treat the portion of the Fund's distributions attributable to its share of such interest as a "tax preference item" for purposes of determining their liability for the federal alternative minimum tax ("AMT") and, as a result, may become subject to (or increase their liability for) the AMT. Shareholders should consult their own tax advisers to determine whether they may be subject to the AMT. The Portfolio may invest in private activity obligations without limitation and it is anticipated that a substantial portion of the Portfolio's assets will be invested in these obligations. As a result, a substantial portion of the Fund's distributions may be a tax preference item, which will reduce the net return from the Fund for taxpayers subject to the AMT. Interest on "qualified" private activity obligations is exempt from federal income tax.

AMERICAN AADVANTAGE U.S. GOVERNMENT MONEY MARKET FUND -- The Fund's corresponding Portfolio will invest exclusively in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements which are collateralized by such obligations. U.S. Government securities include direct obligations of the U.S. Treasury (such as Treasury bills, Treasury notes and Treasury bonds). The Fund may invest in securities issued by the Agency for International Development, Farmers Home Administration, Farm Credit Banks, Federal Home Loan Bank, Federal Intermediate Credit Bank, Federal Financing Bank, Federal Land Bank, FNMA, GNMA, General Services Administration, Rural Electrification Administration, Small Business Administration, Tennessee Valley Authority, and others. Some of these obligations, such as those issued by the Federal Home Loan Bank and FHLMC, are supported only by the credit of the agency or instrumentality issuing the obligation and the discretionary authority of the U.S. Government to purchase the agency's obligations. See the SAI for a further discussion of the foregoing obligations. Counterparties for repurchase agreements must be approved by the AMR Trust Board. The Portfolio may purchase or sell securities on a when-issued or forward commitment basis, as described under "American AAdvantage Balanced Fund."

OTHER INVESTMENT POLICIES -- In addition to the investment policies described previously, each Portfolio also may lend its securities, enter into fully collateralized repurchase agreements and invest in private placement offerings.

                                                                      PROSPECTUS

     SECURITIES LENDING. Each Portfolio may lend securities to broker-dealers or other institutional investors pursuant to agreements requiring that the loans be continuously secured by any combination of cash, securities of the U.S. Government and its agencies and instrumentalities and approved bank letters of credit that at all times equal at least 100% of the market value of the loaned securities. Although the Equity 500 Index Portfolio may lend its securities, it has agreed to abstain from doing so. Securities loans will not be made if, as a result, the aggregate amount of all outstanding securities loans by any Portfolio of the AMR Trust would exceed 33 1/3% of its total assets (including the market value of collateral received). A Portfolio continues to receive interest on the securities loaned and simultaneously earns either interest on the investment of the cash collateral or fee income if the loan is otherwise collateralized. Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities loaned or loss of rights in the collateral. However, the Portfolios seek to minimize this risk by making loans only to borrowers which are deemed to be of good financial standing and which have been approved by the AMR Trust Board. For purposes of complying with each Portfolio's investment policies and restrictions, collateral received in connection with securities loans will be deemed an asset of a Portfolio to the extent required by law. Except for the Equity 500 Index Portfolio, the Manager will receive compensation for administrative and oversight functions with respect to securities lending. The amount of such compensation will depend on the income generated by the loan of each Portfolio's securities. The SEC has granted exemptive relief that permits the Portfolios to invest cash collateral received from securities lending transactions in shares of one or more private investment companies managed by the Manager. Subject to receipt of exemptive relief from the SEC, the Portfolios also may invest cash collateral received from securities lending transactions in shares of one or more registered investment companies managed by the Manager. See the SAI for further information regarding loan transactions.


     REPURCHASE AGREEMENTS. A repurchase agreement is an agreement under which securities are acquired by a Portfolio from a securities dealer or bank subject to resale at an agreed upon price on a later date. The acquiring Portfolio bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Portfolio is delayed or prevented from exercising its rights to dispose of the collateral securities. However, the investment advisers or the Manager attempt to minimize this risk by entering into repurchase agreements only with financial institutions which are deemed to be of good financial standing and which have been approved by the AMR Trust Board or the Equity 500 Index Portfolio Board, as appropriate. See the SAI for more information regarding repurchase agreements.


     PRIVATE PLACEMENT OFFERINGS. Investments in private placement offerings are made in reliance on the "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933 (the "1933 Act"), and resold to qualified institutional buyers under Rule 144A under the 1933 Act ("Section 4(2) securities"). Section 4(2) securities are restricted as to disposition under the federal securities laws, and generally are sold to institutional investors, such as the Portfolios, that agree they are purchasing the securities for investment and not with an intention to distribute to the public. Any resale by the purchaser must be pursuant to an exempt transaction and may be accomplished in accordance with Rule 144A. Section 4(2) securities normally are resold to other institutional investors such as the Portfolios through or with the assistance of the issuer or dealers that make a market in the Section 4(2) securities, thus providing liquidity. The Money Market Portfolios will not invest more than 10% (and the other Funds' respective Portfolios, will not invest more than 15%) of their respective net assets in Section 4(2) securities and illiquid securities unless the applicable investment adviser determines, by continuous reference to the appropriate trading markets and pursuant to guidelines approved by the AMR Trust Board or the Equity 500 Index Portfolio Board, that any Section 4(2) securities held by such Portfolio in excess of this level are at all times liquid.



     The AMR Trust Board, the Equity 500 Index Portfolio Board and the applicable investment adviser, pursuant to the guidelines approved by their respective Boards, will carefully monitor the Portfolios' investments in Section 4(2) securities offered and sold under Rule 144A, focusing on such important factors, among others, as: valuation, liquidity, and availability of information. Investments in Section 4(2) securities could have the effect of reducing a Portfolio's liquidity to the extent that qualified institutional buyers no longer wish to purchase these restricted securities.


PROSPECTUS

BROKERAGE PRACTICES AND PORTFOLIO TURNOVER -- Each investment adviser will place its own orders to execute securities transactions which are designed to implement the applicable Portfolio's investment objective and policies. In placing such orders, each investment adviser will seek the best available price and most favorable execution. The full range and quality of services offered by the executing broker or dealer will be considered when making these determinations. Pursuant to written guidelines approved by the AMR Trust Board or the Equity 500 Index Portfolio Board, as appropriate, an investment adviser of a Portfolio, or its affiliated broker-dealer, may execute portfolio transactions and receive usual and customary brokerage commissions (within the meaning of Rule 17e-1 of the 1940 Act) for doing so.

     The Money Market Portfolios, the Intermediate Bond Portfolio and the Short-Term Bond Portfolio normally will not incur any brokerage commissions on their transactions because money market and debt instruments are generally traded on a "net" basis with dealers acting as principal for their own accounts and without a stated commission. The price of the obligation, however, usually includes a profit to the dealer. Obligations purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. No commissions or discounts are paid when securities are purchased directly from an issuer.


     No Portfolio, other than the Short-Term Bond Portfolio, currently expects its portfolio turnover rate to exceed 100%. The portfolio turnover rate for the Short-Term Bond Portfolio for the fiscal year ended October 31, 1997 was 282%. The portfolio turnover rate for the Balanced Portfolio for the fiscal year ended October 31, 1997 was 105%. This was due to an unusually large redemption in the Balanced Fund, which is not expected to reoccur. A Portfolio's turnover rate, or the frequency of portfolio transactions, will vary from year to year depending on market conditions and the Portfolio's cash flows. High portfolio activity increases a Portfolio's transaction costs, including brokerage commissions and may result in a greater number of taxable transactions.


ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS -- As previously described, investors should be aware that each Fund, unlike mutual funds that directly acquire and manage their own portfolios of securities, seeks to achieve its investment objective by investing all of its investable assets in a corresponding Portfolio of the AMR Trust, which is a separate investment company, or in the Equity 500 Index Portfolio, which is a separate investment company advised by BT. Since a Fund will invest only in its corresponding Portfolio, that Fund's shareholders will acquire only an indirect interest in the investments of the Portfolio.

     The Manager expects, although it cannot guarantee, that the Trust will achieve economies of scale by investing in the AMR Trust and the Equity 500 Index Portfolio. In addition to selling their interests to the Funds, the Portfolios sell their interests to other non-affiliated investment companies and/or other institutional investors. All institutional investors in a Portfolio pay a proportionate share of the Portfolio's expenses and invest in that Portfolio on the same terms and conditions. However, other investment companies investing all of their assets in a Portfolio are not required to sell their shares at the same public offering price as a Fund and are allowed to charge different sales commissions. Therefore, investors in a Fund may experience different returns from investors in another investment company that invests exclusively in that Fund's corresponding Portfolio.

     The Fund's investment in a Portfolio may be affected materially by the actions of large investors in that Portfolio, if any. For example, as with all open-end investment companies, if a large investor were to redeem its interest in a Portfolio, that Portfolio's remaining investors could experience higher pro rata operating expenses, thereby producing lower returns. As a result, that Portfolio's security holdings may become less diverse, resulting in increased risk. Institutional investors in a Portfolio that have a greater pro rata ownership interest in the Portfolio than the Fund could have effective voting control over the operation of that Portfolio. A change in a Portfolio's fundamental objective, policies and restrictions, that is not approved by the shareholders of its corresponding Fund could require that Fund to redeem its interest in the Portfolio. Any such redemption could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) by the Portfolio. Should such a distribution occur, that Fund could incur brokerage fees or other transaction costs in converting such securities to cash. In addition, a distribution in kind could result in a less diversified portfolio of investments for that Fund and could affect its liquidity adversely.

                                                                      PROSPECTUS

     The Portfolios' and their corresponding Funds' investment objectives and policies are described above. See "Investment Restrictions" for a description of their investment restrictions. The investment objective of a Fund can be changed only with shareholder approval. The approval of a Fund and of other investors in its corresponding Portfolio, if any, is not required to change the investment objective, policies or limitations of that Portfolio, unless otherwise specified. Written notice will be provided to shareholders of a Fund within thirty days prior to any changes in its corresponding Portfolio's investment objective. If the investment objective of a Portfolio changes and the shareholders of its corresponding Fund do not approve a parallel change in that Fund's investment objective, the Fund would seek an alternative investment vehicle or the Manager and the investment advisers would actively manage the Fund.


     See "Management and Administration of the Trusts" for a complete description of the investment management fee and other expenses associated with a Fund's investment in its corresponding Portfolio. This Prospectus and the SAI contain more detailed information about each Fund and its corresponding Portfolio, including information related to (1) the investment objective, policies and restrictions of each Fund and its corresponding Portfolio, (2) the Board of Trustees and officers of the Trust, the AMR Trust and the Equity 500 Index Portfolio Board, (3) brokerage practices, (4) the Funds' shares, including the rights and liabilities of its shareholders, (5) additional performance information, including the method used to calculate yield and total return, and
(6) the determination of the value of each Fund's shares.

INVESTMENT RESTRICTIONS

     The following fundamental investment restrictions and the non-fundamental investment restriction are identical for each Fund and its corresponding Portfolio. Therefore, although the following discusses the investment restrictions of each Portfolio, it applies equally to each Fund. The following fundamental investment restrictions may be changed with respect to a particular Fund by the majority vote of that Fund's outstanding shares or with respect to a Portfolio by the majority vote of that Portfolio's interest holders. No Portfolio may:

    - Invest more than 5% of its total assets (taken at market value) in securities of any one issuer, other than obligations issued by the U.S. Government, its agencies and instrumentalities, or purchase more than 10% of the voting securities of any one issuer, with respect to 75% of a Portfolio's total assets. In addition, although not a fundamental investment restriction and therefore subject to change without shareholder vote, the Money Market Portfolio and the U.S. Government Money Market Portfolio apply this restriction with respect to 100% of their assets.

    - Invest more than 25% of its total assets in the securities of companies primarily engaged in any one industry, provided that: (i) this limitation does not apply to obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities; (ii) municipalities and their agencies and authorities are not deemed to be industries; and (iii) financial service companies are classified according to the end users of their services (for example, automobile finance, bank finance, and diversified finance will be considered separate industries). With respect to the Money Market Portfolio, this restriction does not apply to the banking industry.

     The following non-fundamental investment restriction may be changed with respect to a particular Fund by a vote of a majority of the Board or with respect to a Portfolio by a vote of a majority of the AMR Trust Board or the Equity 500 Index Portfolio Board, as appropriate: no Portfolio may invest more than 15% (or, with respect to any Money Market Portfolio, 10%) of its net assets in illiquid securities, including time deposits and repurchase agreements that mature in more than seven days.

     The above percentage limits are based upon asset values at the time of the applicable transaction; accordingly, a subsequent change in asset values will not affect a transaction that was in compliance with the investment restrictions at the time such transaction was effected. See the SAI for other investment limitations.

PROSPECTUS

YIELDS AND TOTAL RETURNS

     From time to time each class of the Money Market Funds may advertise their "current yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. The current yield refers to the investment income generated over a seven calendar-day period (which period will be stated in the advertisement). This yield is then annualized by assuming the amount of investment income generated during that week is earned each week over a one-year period, and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the investment income earned is assumed to be reinvested. The effective yield will be slightly higher than the current yield because of the compounding effect of this assumed reinvestment. The Municipal Money Market Fund also may quote "tax equivalent yields," which show the taxable yields a shareholder would have to earn before federal income taxes to equal this Fund's tax-exempt yields. The tax equivalent yield is calculated by dividing the Fund's tax-exempt yield by the result of one minus a stated federal income tax rate. If only a portion of the Fund's investment income was tax-exempt, only that portion is adjusted in the calculation. As stated earlier, the Fund considers interest on private activity obligations to be exempt from federal income tax. Each class of a Fund has different expenses which will impact its performance.


     Advertised yields for the Institutional Class of the Balanced Fund, the Growth and Income Fund, the International Equity Fund, the S&P 500 Index Fund, the Intermediate Bond Fund and the Short-Term Bond Fund (collectively, the "Variable NAV Funds") will be computed by dividing the net investment income per share earned by the applicable class during the relevant time period by the maximum offering price per share for that class on the last day of the period. Additionally, each class of the Intermediate Bond Fund and the Short-Term Bond Fund may advertise a "monthly distribution rate." This rate is based on an annualized monthly dividend accrual rate per share compared with the month-end share price of each class of the Fund.


     Total return quotations advertised by the Funds may reflect the average annual compounded (or aggregate compounded) rate of return during the designated time period based on a hypothetical initial investment and the redeemable value of that investment at the end of the period. The Funds will at times compare their performance to applicable published indices, and also may disclose their performance as ranked by certain ranking entities. See the SAI for more information about the calculation of yields and total returns.

MANAGEMENT AND ADMINISTRATION OF THE TRUSTS

FUND MANAGEMENT AGREEMENT -- The Board has general supervisory responsibility over the Trust's affairs, while the business affairs of the AMR Trust and the Equity 500 Index Portfolio are subject to the supervision of their respective Boards. The Manager provides or oversees all administrative, investment advisory and portfolio management services for the Trust pursuant to a Management Agreement dated April 3, 1987, as amended July 25, 1997, together with the Administrative Services Agreement described below. The AMR Trust and the Manager also entered into a Management Agreement dated October 1, 1995, as amended July 25, 1997, that obligates the Manager to provide or oversee all administrative, investment advisory and portfolio management services for the AMR Trust. The Manager, located at 4333 Amon Carter Boulevard, MD 5645, Fort Worth, Texas 76155, is a wholly owned subsidiary of AMR Corporation ("AMR"), the parent company of American Airlines, Inc., and was organized in 1986 to provide investment management, advisory, administrative and asset management consulting services. The assets of the Balanced Portfolio, the Growth and Income Portfolio and the International Equity Portfolio are allocated by the Manager among multiple investment advisers designated for that Portfolio. The assets of the Intermediate Bond Portfolio are allocated by the Manager between the Manager and another investment adviser. BT serves as investment adviser and administrator of, and provides custody and transfer agency services to, the Equity 500 Index Portfolio. See "Investment Advisers." The Manager serves as the sole active investment adviser to the Money Market Portfolios and the Short-Term Bond Portfolio. In addition, with the exception of the International Equity Portfolio and the Equity 500 Index Portfolio, if so requested by any investment adviser, the Manager will make the investment decisions with respect to assets allocated to that investment adviser which the investment adviser determines should be invested in short-term obligations of the type permitted for investment by the Money Market Portfolio. As of December 31, 1997, the Manager had assets

                                                                      PROSPECTUS
under management totaling approximately $18.4 billion including approximately $6.1 billion under active management and $12.3 billion as named fiduciary or fiduciary adviser. Of the total, approximately $14.2 billion of assets are related to AMR. American Airlines, Inc. is not responsible for investments made in the American AAdvantage Funds.



     The Manager provides the Trust and the AMR Trust with office space, office equipment and personnel necessary to manage and administer the Trusts' operations. This includes complying with reporting requirements; corresponding with shareholders; maintaining internal bookkeeping, accounting and auditing services and records; and supervising the provision of services to the Trusts by third parties. The Manager oversees each Portfolio's participation in securities lending activities and any actions taken by the securities lending agent in connection with those activities to ensure compliance with all applicable regulatory and investment guidelines. The Manager also develops the investment programs for each Portfolio of the AMR Trust, selects and changes investment advisers (subject to approval by the AMR Trust Board and appropriate interest holders), allocates assets among investment advisers, monitors the investment advisers' investment programs and results, and coordinates the investment activities of the investment advisers to ensure compliance with regulatory restrictions.



     Except as otherwise provided below, the Manager bears the expense of providing the above services and pays the fees of the investment advisers of the Funds and the Portfolios of the AMR Trust. As compensation for paying the investment advisory fees and for providing the Portfolios with advisory and asset allocation services, the Manager receives from the AMR Trust an annualized advisory fee that is calculated and accrued daily, equal to the sum of (1) 0.15% of the net assets of the Money Market Portfolios, (2) 0.25% of the net assets of the Intermediate Bond Portfolio and the Short-Term Bond Portfolio, (3) 0.10% of the net assets of the other Portfolios of the AMR Trust, plus (4) all fees payable by the Manager to the investment advisers of the Balanced, the Growth and Income and the International Equity Portfolios, as described in "Investment Advisers." The advisory fee is payable quarterly in arrears. To the extent that a Fund invests all of its investable assets in its corresponding Portfolio, the Manager will not receive an advisory fee under its Management Agreement with the Trust. The Manager receives compensation in connection with securities lending activities. If a Portfolio lends its portfolio securities and receives cash collateral from the borrower, the Manager may receive up to 25% of the net annual interest income (the gross interest earned by the investment less the amount paid to the borrower as well as related expenses) received from the investment of such cash. If a borrower posts collateral other than cash, the borrower will pay to the lender a loan fee. The Manager may receive up to 25% of the loan fees posted by borrowers. Currently, the Manager receives 10% of the net annual interest income from the investment of cash collateral or 10% of the loan fees posted by borrowers. In addition, the Manager is compensated through the Administrative Services Agreement as described below for other services provided.


     Each Management Agreement will continue in effect provided that annually such continuance is specifically approved by a vote of the Board and the AMR Trust Board, including the affirmative votes of a majority of the Trustees of each Board who are not parties to the Management Agreement or "interested persons" as defined in the 1940 Act of any such party ("Independent Trustees"), cast in person at a meeting called for the purpose of considering such approval, or by the vote of a Fund's shareholders or a Portfolio's interest holders. A Management Agreement may be terminated with respect to a Fund or a Portfolio at any time, without penalty, by a majority vote of outstanding Fund shares or Portfolio interests on sixty (60) days' written notice to the Manager, or by the Manager, on sixty (60) days' written notice to the Trust or the AMR Trust. A Management Agreement will automatically terminate in the event of its "assignment" as defined in the 1940 Act.


     The Trust is responsible for expenses not otherwise assumed by the Manager, including the following: audits by independent auditors; transfer agency, custodian, dividend disbursing agent and shareholder recordkeeping services; taxes, if any, and the preparation of each Fund's tax returns; interest; costs of Trustee and shareholder meetings; printing and mailing prospectuses and reports to existing shareholders; fees for filing reports with regulatory bodies and the maintenance of the Funds' existence; legal fees; fees to federal and state authorities for the registration of shares; fees and expenses of Independent Trustees; insurance and fidelity bond premiums; fees paid to consultants providing reports regarding adherence by investment advisers to the investment style of a Portfolio; and any extraordinary expenses of a nonrecurring nature.


PROSPECTUS

     A majority of the Independent Trustees of the Board have adopted written procedures reasonably appropriate to deal with potential conflicts of interest between the Trust and the AMR Trust.

FUND ADVISORY AGREEMENTS -- Each investment adviser, except BT, has entered into a separate investment advisory agreement with the Manager to provide investment advisory services to the Funds and the Portfolios of the AMR Trust. To the extent that a Fund invests all of its investable assets in a corresponding Portfolio, however, an investment adviser will receive an advisory fee only on behalf of the Portfolio and not on behalf of its corresponding Fund. As described below, the assets of the Balanced, the Growth and Income and the International Equity Portfolios are allocated among the investment advisers designated for each Portfolio and the assets of the Intermediate Bond Portfolio are allocated between the Manager and another investment adviser. The Manager is permitted to enter into new or modified advisory agreements with existing or new investment advisers without approval of Fund shareholders or Portfolio interest holders, but subject to approval of the Board and the AMR Trust Board. The Securities and Exchange Commission issued an exemptive order which eliminates the need for shareholder/interest holder approval subject to compliance with certain conditions. These conditions include the requirement that within 90 days of hiring a new adviser or implementing a material change with respect to an advisory contract, the applicable Fund send a notice to shareholders containing information about the change that would be included in a proxy statement. The Manager recommends investment advisers to the Board and the AMR Trust Board based upon its continuing quantitative and qualitative evaluation of the investment advisers' skill in managing assets using specific investment styles and strategies. The allocation of assets among investment advisers may be changed at any time by the Manager. Allocations among investment advisers will vary based upon a variety of factors, including the overall investment performance of each investment adviser, the Portfolio's cash flow needs and market conditions. The Manager need not allocate assets to each investment adviser designated for a Portfolio. The investment advisers can be terminated without penalty to the AMR Trust by the Manager, the AMR Trust Board or the interest holders of the applicable Portfolio. Short-term investment performance, by itself, is not a significant factor in selecting or terminating an investment adviser, and the Manager does not expect to recommend frequent changes of investment advisers. The Prospectus will be supplemented if additional investment advisers are retained or the contract with any existing investment adviser is terminated.


     Each investment adviser has discretion to purchase and sell securities for its segment of a Portfolio's assets in accordance with that Portfolio's objectives, policies and restrictions and the more specific strategies provided by the Manager. Although the investment advisers are subject to general supervision by the AMR Trust Board, the Equity 500 Index Portfolio Board and the Manager, as appropriate, these parties do not evaluate the investment merits of specific securities transactions. As compensation for its services, each investment adviser, except BT, is paid a fee by the Manager out of the proceeds of the management fee received by the Manager from the AMR Trust.


ADMINISTRATIVE SERVICES AGREEMENTS -- The Manager and the Trust entered into an Administrative Services Agreement which obligates the Manager to provide the Funds those administrative and management services (other than investment advisory services) described in the Management Agreement. As compensation for these services, the Manager receives an annualized fee of 0.25% of the net assets of the Institutional Class of the Variable NAV Funds and 0.05% of the net assets of the Institutional Class of the Money Market Funds. The fee is payable quarterly in arrears.

     BT serves as the administrator to the Equity 500 Index Portfolio. Under an Administration and Services Agreement with the Portfolio, BT calculates the value of the assets of the Portfolio and generally assists the Equity 500 Index Portfolio Board in all aspects of the administration and operation of the Portfolio. The Administration and Services Agreement provides for the Portfolio to pay BT a fee, computed daily and paid monthly, at the rate of 0.05% of the average daily net assets of the Portfolio. Under the Administration and Services Agreement, BT may delegate one or more of its responsibilities to others, including Federated Services Company, at BT's expense.

                                                                      PROSPECTUS

DISTRIBUTION OF TRUST SHARES -- Shares are distributed through the Funds' principal underwriter, BTS. BTS is compensated by the Manager, and not the Trust. The Trust does not incur any direct distribution expenses related to Institutional Class shares. However, the Trust has adopted a Distribution Plan in accordance with Rule 12b-1 under the 1940 Act which authorizes the use of any fees received by the Manager in accordance with the Administrative Services and Management Agreements and any fees received by the investment advisers pursuant to their Advisory Agreements with the Manager, to be used for distribution purposes.

ALLOCATION OF FUND EXPENSES -- Expenses of each Fund generally are allocated equally among the shares of that Fund, regardless of class. However, certain expenses approved by the Board will be allocated solely to the class to which they relate.

PRINCIPAL UNDERWRITER -- BROKERS TRANSACTION SERVICES, INC. ("BTS"), 7001 Preston Road, Dallas, Texas 75205, serves as the principal underwriter of the Trust.

CUSTODIAN -- STATE STREET BANK & TRUST COMPANY ("State Street"), Boston, Massachusetts, serves as custodian for the Portfolios of the AMR Trust and the Funds. BANKERS TRUST COMPANY, New York, New York, serves as custodian and transfer agent for the assets of the Equity 500 Index Portfolio.


TRANSFER AGENT -- State Street serves as transfer agent and provides transfer agency services for Fund shareholders through its affiliate NATIONAL FINANCIAL DATA SERVICES ("NFDS"), Kansas City, Missouri.



INDEPENDENT AUDITOR -- The independent auditor for the Funds (except as noted otherwise) and the AMR Trust is ERNST & YOUNG LLP, Dallas, Texas. The independent auditor for the S&P 500 Index Fund and the Equity 500 Index Portfolio is COOPERS & LYBRAND L.L.P., Kansas City, Missouri.


INVESTMENT ADVISERS

     Set forth below is a brief description of the investment advisers for each Fund and its corresponding Portfolio, except for the Money Market Funds and their corresponding Portfolios, whose sole investment adviser is the Manager. References to the investment advisers retained by a Portfolio also apply to the corresponding Fund. Except for the Manager and BT, none of the investment advisers provides any services to the Funds or the Portfolios except for portfolio investment management and related recordkeeping services, or has any affiliation with the Trust, the AMR Trust, the Equity 500 Index Portfolio or the Manager. BT provides investment advisory, administrative and other services to the Equity 500 Index Portfolio. See "Bankers Trust Company" below for a discussion of those services.

     William F. Quinn has served as President of the Manager since it was founded in 1986 and Nancy A. Eckl serves as Vice President-Trust Investments of the Manager. Ms. Eckl previously served as Vice President-Finance and Compliance of the Manager from December 1990 to May 1995. In these capacities, Mr. Quinn and Ms. Eckl have primary responsibility for the day-to-day operations of the Balanced Fund, the Growth and Income Fund, the International Equity Fund, the Intermediate Bond Fund and their corresponding Portfolios. These responsibilities include oversight of the investment advisers, regular review of each investment adviser's performance and asset allocations among them.


     Michael W. Fields is responsible for the portfolio management oversight of the Short-Term Bond Fund and its corresponding Portfolio as well as the portion of the Intermediate Bond Fund and its corresponding Portfolio, allocated to the Manager. Mr. Fields has been with the Manager since it was founded in 1986 and serves as Vice President-Fixed Income Investments. Benjamin L. Mayer is responsible for the day-to-day portfolio management of these Funds and Portfolios. Mr. Mayer has served as Senior Portfolio Manager of the Manager since May 1995. Prior to that time, he was a Vice President of Institutional Fixed Income Sales at Merrill Lynch, Pierce, Fenner & Smith from January 1994 to April 1995 and Vice President, Regional Senior Strategist from April 1989 to January 1994.


PROSPECTUS

    Frank Salerno, Managing Director of BT, is responsible for the day-to-day management of the Equity 500 Index Portfolio. Mr. Salerno has been employed by BT since prior to 1989 and has managed the Equity 500 Index Portfolio's assets since the Portfolio commenced operations December 31, 1992.


    BANKERS TRUST COMPANY, 130 Liberty Street (One Bankers Trust Plaza), New York, New York 10006, is a New York banking corporation and is a wholly owned subsidiary of Bankers Trust New York Corporation. BT conducts a variety of general banking and trust activities and is a major wholesale supplier of financial services to the international and domestic institutional market, with a global network of over 90 offices in more than 50 countries. As of September 30, 1997, Bankers Trust New York Corporation was the seventh largest bank holding company in the United States with total assets of approximately $100 billion and approximately $300 billion in assets under management globally. Of that total, approximately $143 billion are in U.S. equity index assets alone. BT serves as investment adviser and administrator to the Equity 500 Index Portfolio. For its services, BT receives a fee from the Equity 500 Index Portfolio, computed daily and paid monthly, at the annual rate of 0.10% of the average daily net assets of the Portfolio, of which BT is currently waiving 0.05%.



     BARROW, HANLEY, MEWHINNEY & STRAUSS, INC. ("Barrow"), 3232 McKinney Avenue, 15th Floor, Dallas, Texas 75204, is a professional investment counseling firm which has been providing investment advisory services since 1979. The firm is wholly owned by United Asset Management Corporation, a Delaware corporation. As of December 31, 1997, Barrow had discretionary investment management authority with respect to approximately $28.8 billion of assets, including approximately $1.9 billion of assets of AMR and its subsidiaries and affiliated entities. Barrow serves as an investment adviser to the Balanced Portfolio, the Growth and Income Portfolio, the Intermediate Bond Portfolios and the Short-Term Bond Portfolio, although the Manager does not presently intend to allocate any of the assets in the Short-Term Bond Portfolio to Barrow. The Manager pays Barrow an annualized fee equal to .30% on the first $200 million in AMR Trust assets under its discretionary management, .20% on the next $300 million, .15% on the next $500 million, and .125% on assets over $1 billion.



     BRANDYWINE ASSET MANAGEMENT, INC. ("Brandywine"), 201 North Walnut Street, Wilmington, Delaware 19801, is a professional investment counseling firm founded in 1986. Brandywine is a wholly owned subsidiary of Legg Mason, Inc. As of December 31, 1997, Brandywine had assets under management totaling approximately $7.5 billion, including approximately $894 million of assets of AMR and its subsidiaries and affiliated entities. Brandywine serves as an investment adviser to the Balanced and the Growth and Income Portfolios. The Manager pays Brandywine an annualized fee equal to .225% of assets in the Balanced Portfolio and .25% of assets in the Growth and Income Portfolio of the first $500 million of AMR Trust assets under its discretionary management, .225% of the next $100 million on all assets and .20% on all excess assets.



     GSB INVESTMENT MANAGEMENT, INC. ("GSB"), 301 Commerce Street, Fort Worth, Texas 76102, is a professional investment management firm which was founded in 1987 by Frank P. Ganucheau, Mark J. Stupfel, and Lyle E. Brumley. GSB is wholly owned by United Asset Management Corporation, a Delaware corporation. As of December 31, 1997, GSB managed approximately $3.5 billion of assets, including approximately $905 million of assets of AMR and its subsidiaries and affiliated entities. GSB serves as an investment adviser to the Balanced Portfolio and the Growth and Income Portfolio. The Manager pays GSB an annualized fee equal to
 .30% of the first $100 million in AMR Trust assets under its discretionary management, .25% of the next $100 million, .20% of the next $100 million and
 .15% on all excess assets.



     HOTCHKIS AND WILEY, 800 West Sixth Street, 5th Floor, Los Angeles, California 90017, is a professional investment counseling firm which was founded in 1980 by John F. Hotchkis and George Wiley. Hotchkis and Wiley is a division of the Capital Management Group of Merrill Lynch Asset Management, L.P., a wholly owned indirect subsidiary of Merrill Lynch & Co., Inc. Assets under management as of December 31, 1997 were approximately $12.3 billion, which included approximately $1.1 billion of assets of AMR and its subsidiaries and affiliated entities. Hotchkis and Wiley serves as an investment adviser to the Balanced Portfolio, the Growth and Income Portfolio and the International Equity Portfolio. The Manager pays Hotchkis and Wiley an annualized fee equal to .60% of the first $10 million of AMR Trust assets under its discretionary management,
 .50% of the


                                                                      PROSPECTUS
next $140 million of assets, .30% of the next $50 million of assets, .20% of the next $800 million of assets and .15% of all excess assets.


     INDEPENDENCE INVESTMENT ASSOCIATES, INC. ("IIA"), 53 State Street, Boston, Massachusetts 02109, is a professional investment counseling firm which was founded in 1982. The firm is a wholly owned subsidiary of John Hancock Mutual Life Insurance Company. Assets under management as of December 31, 1997, including funds managed for its parent company, were approximately $26.7 billion, which included approximately $1.1 billion of assets of AMR and its subsidiaries and affiliated entities. IIA serves as an investment adviser to the Balanced Portfolio and the Growth and Income Portfolio. The Manager pays IIA an annualized fee equal to .50% of the first $30 million of AMR Trust assets under its discretionary management, .25% of the next $70 million of assets, and .20% of all excess assets.



     MORGAN STANLEY ASSET MANAGEMENT INC. ("MSAM"), 25 Cabot Square, London, United Kingdom E14 4QA, is a wholly owned subsidiary of Morgan Stanley, Dean Witter, Discover & Co. MSAM provides portfolio management and named fiduciary services to taxable and nontaxable institutions, international organizations and individuals investing in United States and international equity and debt securities. As of September 30, 1997, MSAM, together with its other asset management affiliates, had assets under management (including assets under fiduciary advisory control) totaling approximately $142.5 billion, including approximately $112.3 billion under active management and $20.2 billion as named fiduciary or fiduciary adviser. As of December 31, 1997, MSAM had investment authority over approximately $561.9 million of assets of AMR and its subsidiaries and affiliated entities. MSAM serves as an investment adviser to the International Equity Portfolio. The Manager pays MSAM an annual fee equal to
 .80% of the first $25 million of AMR Trust assets under its discretionary management, .60% of the next $25 million in assets, .50% of the next $25 million in assets and .40% on all excess assets.



     TEMPLETON INVESTMENT COUNSEL, INC. ("Templeton"), 500 East Broward Blvd., Suite 2100, Fort Lauderdale, Florida 33394-3091, is a professional investment counseling firm which has been providing investment services since 1979. Templeton is indirectly owned by Franklin Resources, Inc. As of December 31, 1997, Templeton had discretionary investment management authority with respect to approximately $21.7 billion of assets, including approximately $511.6 million of assets of AMR and its subsidiaries and affiliated entities. Templeton serves as an investment adviser to the International Equity Portfolio. The Manager pays Templeton an annualized fee equal to .50% of the first $100 million of AMR Trust assets under its discretionary management, .35% of the next $50 million in assets, .30% of the next $250 million in assets and .25% on assets over $400 million.


     Solely for the purpose of determining the applicable percentage rates when calculating the fees for each investment adviser other than MSAM and BT, there shall be included all other assets or trust assets of American Airlines, Inc. also under management by each respective investment adviser (except assets managed by Barrow under the HALO Bond Program). For the purpose of determining the applicable percentage rates when calculating MSAM's fees, all equity account assets managed by MSAM on behalf of American Airlines, Inc. shall be included. The inclusion of any such assets will result in lower overall fee rates being applied to the applicable Portfolio.

PURCHASE, REDEMPTION AND VALUATION OF SHARES

PURCHASING SHARES OF THE TRUST -- Institutional Class shares are offered without a sales charge to institutions -- including bank trust departments acting on behalf of their clients (such as employee benefit plans, personal trusts and other accounts for which the bank acts as agent or fiduciary); endowment funds and charitable foundations; employee welfare plans which are tax-exempt under
Section 501(c)(9) of the Internal Revenue Code of 1986, as amended ("Code"); qualified pension and profit sharing plans, and cash or deferred arrangements under Section 401(k) of the Code; corporations; and other institutional investors who make an initial investment of at least $2 million. The Manager may allow a reasonable period of time after opening an account for an investor to meet the initial investment requirement. The Manager may waive the minimum investment requirement for certain individuals associated with AMR or the Manager, as more fully described in the SAI. In addition, for investors such as investment advisors, trust companies and financial advisors who make investments for a group of clients,


PROSPECTUS
the minimum initial investment can be met through an aggregated purchase order for more than one client. Shares purchased through financial intermediaries may be subject to transaction fees.


     Trust shares are sold without a sales charge at the net asset value next determined after the acceptance of a purchase order. Shares of the Variable NAV Funds are offered and purchase orders accepted until the close of the New York Stock Exchange, generally 4:00 p.m. Eastern time, on each day on which the Exchange is open for trading which excludes the following business holidays: New Year's Day, Martin Luther King's Birthday, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day ("Business Day"). Shares of the Money Market Fund are offered and orders accepted until 3:00 p.m. Eastern time, or the close of the Exchange (whichever comes first) on each day on which the Exchange is open for business except for Columbus Day and Veteran's Day ("Money Market Business Day") and during which federal funds become available to the Fund. Shares are offered and orders are accepted for the Municipal Money Market Fund until 11:45 a.m. Eastern time, or the close of the Exchange (whichever comes first) and for the U.S. Government Money Market Fund until 2:00 p.m. Eastern time, or the close of the Exchange (whichever comes first) on each Money Market Business Day. The Trust reserves the right to reject any order for the purchase of shares and to limit or suspend, without prior notice, the offering of shares.



BY WIRE -- Purchases may be made by wiring funds. If opening a new account, an investor should first forward a completed new account application to the Manager at P.O. Box 619003, MD 5645, DFW Airport, TX 75261-9003 or by facsimile to (817) 967-0768. To ensure prompt receipt of a transmission by wire, the investor should: telephone NFDS at (800) 658-5811 and specify the Fund whose shares are to be purchased; provide the name, address, telephone number and account number of the investor; and identify the amount being wired and by which bank. NFDS will provide the investor with an account number. The investor should instruct its bank to designate the account number and transmit the federal funds to:
State Street Bank & Trust Co., ABA Routing #0110-0002-8; AC-9905-342-3;
Attention: American AAdvantage Funds-Institutional Class and reference the specific Fund.


BY DEPOSITING SECURITIES -- Shares of a Fund may be purchased in exchange for an investor's securities if the securities are acceptable to that Fund's corresponding Portfolio and satisfy applicable investment objectives and policies. Investors interested in exchanging securities must first contact the Manager and acquire instructions regarding submission of a written description of the securities which the investor wishes to exchange. The investor must represent that all such securities offered to any Fund are not subject to any sale restrictions. Within five business days after receipt of the written description, the Manager will advise the investor whether the securities to be exchanged are acceptable. There is no charge for this review by the Manager. Securities accepted by a Fund must have a readily ascertainable value as evidenced by a listing on the Exchange, American Stock Exchange or The Nasdaq Stock Market. Securities are valued in the manner described for valuing Portfolio assets in the section entitled "Valuation of Shares." Acceptance of such orders may occur on any day during the five-day period afforded the Manager to review the acceptability of the securities. Upon notice of acceptance of such orders, the securities must be delivered in fully negotiable form within three days. The Manager will provide delivery instructions at the time of acceptance. A gain or loss for federal income tax purposes may be realized by the investor upon the securities exchange, depending upon the adjusted tax basis and value of the securities tendered. A Fund will accept securities in this manner only for purposes of investment by its corresponding Portfolio, and not for resale.


BY MAIL -- Share purchases of any Fund may be made by mail by sending a check or other negotiable bank draft payable to American AAdvantage Funds to: "American AAdvantage Funds, P.O. Box 419643, Kansas City, MO, 64141-6643." An additional purchase of shares should be accompanied by the Fund name and shareholder's account number. Purchase checks are accepted subject to collection at full face value in U.S. funds and must be drawn in U.S. dollars on a U.S. bank.



REDEEMING SHARES OF THE TRUST -- Shares of the Funds may be redeemed by telephone or by mail on any Business Day for the Variable NAV Funds and on any Money Market Business Day for the Money Market Funds.


                                                                      PROSPECTUS

BY TELEPHONE -- Shares may be redeemed by telephone. Proceeds from redemption orders placed by the following deadlines generally will be transmitted to shareholders on the same day: 2:00 p.m. Eastern time for the Money Market Fund and the U.S. Government Money Market Fund, and 11:45 a.m. Eastern time for the Municipal Money Market Fund. Proceeds from redemption orders received by 4:00 p.m. Eastern Time for the Variable NAV Funds generally will be transmitted to shareholders the next Business Day.



     Neither the Trust, its transfer agent, nor their respective officers, trustees, directors, employees, or agents will be responsible for the authenticity of instructions provided by telephone, nor for any loss, liability, cost or expense for acting upon instructions furnished thereunder if they reasonably believe that such instructions are genuine. The Funds employ procedures reasonably designed to confirm that instructions communicated by telephone are genuine.


BY MAIL -- Variable NAV Fund shares may be redeemed on any Business Day by writing directly to the Funds at the address above under "Purchasing Shares of the Trust -- By Mail." Shares of the Money Market Funds may be redeemed on any Money Market Business Day by writing to the same address. The redemption price will be the net asset value per share next determined after receipt by the transfer agent of all required documents in good order. "Good order" means that the request must include a letter of instruction or stock assignment specifying
(1) the account number and Fund name; (2) the number of shares or dollar amount to be redeemed; (3) signature of an authorized signatory for the owners of the shares in the exact names in which they appear on the account; (4) other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodians, corporations, IRAs and welfare, pension and profit-sharing plans; and (5) any share certificates being redeemed must be returned duly endorsed or accompanied by a stock assignment with signatures guaranteed by a bank, trust company or member of a recognized stock exchange. Shares redeemed through financial intermediaries may be subject to transaction fees.


     Payment for redeemed shares generally will be made in cash within seven days after the receipt of a redemption request in good order. However, the Fund reserves the right to suspend redemptions or postpone the date of payment (a) for any periods during which the Exchange is closed (other than for customary weekend and holiday closings), or when trading on the Exchange is restricted,
(b) at such time as an emergency exists as determined by the Securities and Exchange Commission so that disposal of a Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the Securities and Exchange Commission by order may permit for protection of the Funds' shareholders. Shares purchased by check may not be redeemed until the funds have cleared, which may take up to 15 days. Although the Funds intend to redeem shares in cash, each Fund reserves the right to pay the redemption price in whole or in part by a distribution of readily marketable securities held by the applicable Fund's corresponding Portfolio. See the SAI for further information concerning redemptions in kind.


FULL REDEMPTIONS -- Unpaid dividends credited to an account up to the date of redemption of all shares of a Money Market Fund generally will be paid at the time of redemption.


EXCHANGE PRIVILEGE -- Institutional Class shares which have been registered in a shareholder's name for at least 15 days may be exchanged into shares of the Institutional Class of another Fund. Shareholders may exchange shares by sending the Funds a written request or by calling NFDS at (800) 658-5811. The exchange will be processed at the next share price calculated after the request is received in good order by the Funds.



     The general redemption policies apply to redemptions by telephone exchange. The exchange privilege may be modified or terminated at any time by the Funds. The Funds reserve the right to limit the number of telephone exchanges an investor may exercise.


VALUATION OF SHARES -- The net asset value of each share (share price) of the Variable NAV Funds is determined as of the close of the Exchange, generally 4:00 p.m. Eastern time, on each Business Day and the net asset value of each share of the Money Market Funds is determined as of the close of the Exchange, generally 4:00 p.m. Eastern time, on each Money Market Business Day. The net asset value of all outstanding shares of a Fund will be


PROSPECTUS
determined by computing the Fund's total assets (which is the value of the Fund's investment in its corresponding Portfolio), subtracting all of the Fund's liabilities, and dividing the result by the total number of Fund shares outstanding at such time. The net asset value of shares of the Institutional Class will be determined based on a pro rata allocation of the value of the Fund's corresponding Portfolio's investment income, expenses and total capital gains and losses. The allocation will be based on comparative net asset value at the beginning of the day except for expenses related solely to one class of shares ("Class Expenses") which will be borne only by the appropriate class of shares. Because of the Class Expenses, the net income attributable to and the dividends payable for each class of shares may be different. Additionally, the Variable NAV Funds may compute differing share prices as a result of Class Expenses.


     Equity securities listed on securities exchanges, including all but United Kingdom securities of the International Equity Portfolio, are valued at the last quoted sales price on a designated exchange prior to the close of trading on the Exchange or, lacking any sales, on the basis of the last current bid price prior to the close of trading on the Exchange. Securities of the United Kingdom held in the International Equity Portfolio are priced at the last jobber price (mid of the bid and offer prices quoted by the leading stock jobber in the security) prior to close of trading on the Exchange. Trading in foreign markets is usually completed each day prior to the close of the Exchange. However, events may occur which affect the values of such securities and the exchange rates between the time of valuation and the close of the Exchange. Should events materially affect the value of such securities during this period, the securities are priced at fair value, as determined in good faith and pursuant to procedures approved by the AMR Trust Board. Over-the-counter equity securities are valued on the basis of the last bid price on that date prior to the close of trading. Debt securities (other than short-term securities) will normally be valued on the basis of prices provided by a pricing service and may take into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. In some cases, the prices of debt securities may be determined using quotes obtained from brokers. Securities for which market quotations are not readily available are valued at fair value, as determined in good faith and pursuant to procedures approved by the AMR Trust Board for the AMR Trust Portfolios. Assets and liabilities denominated in foreign currencies and forward currency contracts are translated into U.S. dollar equivalents based on prevailing market rates. Portfolio obligations held by the Money Market Portfolios are valued in accordance with the amortized cost method, which is designed to enable those Portfolios and their corresponding Funds to maintain a consistent $1.00 per share net asset value. Investment grade short-term obligations with 60 days or less to maturity held by all other Portfolios also are valued using the amortized cost method as described in the SAI.


DIVIDENDS, OTHER DISTRIBUTIONS AND TAX MATTERS

DIVIDENDS AND OTHER DISTRIBUTIONS -- Dividends and other distributions paid on each class of a Fund's shares are calculated at the same time and in the same manner. Dividends from the net investment income of the Balanced Fund, the Growth and Income Fund and the International Equity Fund normally are declared annually. Dividends consisting of substantially all of the net investment income of the Intermediate Bond Fund and the Short-Term Bond Fund, which are paid monthly, normally are declared on each Business Day immediately prior to the determination of the net asset value and are payable to shareholders of record as of the close of business on the day on which declared. The S&P 500 Index Fund distributes income dividends on the first Business Day in April, July and October. In December, the S&P 500 Index Fund will distribute another income dividend, plus any capital gains. Each Fund may make an additional dividend or other distribution, if necessary, to avoid a 4% excise tax on certain undistributed income and gain. A Fund's net investment income attributable to the Institutional Class consists of that class's pro rata share of the Fund's share of dividends and interest (including discount) accrued on the securities held by its corresponding Portfolio, less applicable expenses of the Fund and the Portfolio attributable to the Institutional Class. Distributions of a Fund's share of its corresponding Portfolio's realized net short-term capital gain, net capital gain (the excess of net long-term capital gain over net short-term capital loss), and net gains from foreign currency transactions, if any, normally will be made annually.

     All of each Money Market Fund's net investment income and net short-term capital gain, if any, generally is declared as dividends on each Money Market Business Day immediately prior to the determination of the net
                                                                      PROSPECTUS
asset value. Dividends generally will be paid on the first day of the following month. Each Money Market Fund's net investment income attributable to the Institutional Class will consist of (1) that class' pro rata share of the Fund's share of interest accrued and discount earned on its corresponding Portfolio's securities, less amortization of premium and expenses of both the Portfolio and
(2) the Fund's expenses attributable to the Institutional Class. The Money Market Portfolios do not expect to realize net capital gain and, therefore, the Money Market Funds do not foresee paying any capital gain distributions. If any Money Market Fund (either directly or indirectly through its corresponding Portfolio) incurs or anticipates any unusual expenses, loss or depreciation that would affect its net asset value or income for a particular period adversely, the Board would at that time consider whether to adhere to the dividend policy described above or to revise it in the light of the then prevailing circumstances.

     Unless a shareholder elects otherwise on the account application, all dividends and other distributions on a Fund's Institutional Class shares will be automatically paid in additional Institutional Class shares of that Fund. However, a shareholder may choose to have distributions of net capital gain (and, if applicable, net foreign currency gains) paid in shares and dividends paid in cash or to have all such distributions and dividends paid in cash. An election may be changed at any time by delivering written notice that is received by the transfer agent at least ten days prior to the payment date for a dividend or other distribution.

TAX INFORMATION -- Each Fund is treated as a separate corporation for federal income tax purposes and intends to qualify or to continue to qualify for treatment as a regulated investment company under the Code. In each taxable year that a Fund so qualifies, the Fund (but not its shareholders) will be relieved of federal income tax on that part of its investment company taxable income (generally, net investment income plus any net short-term capital gain and gains from certain foreign currency transactions) and net capital gain that it distributes to its shareholders. However, a Fund will be subject to a nondeductible 4% excise tax to the extent that it fails to distribute by the end of any calendar year substantially all of its ordinary income for that calendar year and its capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts. For these and other purposes, dividends and other distributions declared by a Fund in October, November or December of any year and payable to shareholders of record on a date in one of those months will be deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if they are paid by the Fund during the following January. Each Portfolio received a ruling from the Internal Revenue Service or an opinion of counsel that it is or should be classified for federal income tax purposes as a partnership; accordingly, no Portfolio is subject to federal income tax.

     Dividends from a Fund's investment company taxable income are taxable to its shareholders as ordinary income to the extent of the Fund's earnings and profits, whether received in cash or paid in additional Fund shares. Distributions of a Fund's net capital gain (whether received in cash or paid in additional Fund shares), when designated as such, generally are taxable to its shareholders as long-term capital gain, regardless of how long they have held their Fund shares. A capital gain distribution from a Fund also may be offset by capital losses from other sources. Under the Taxpayer Relief Act of 1997, different maximum tax rates apply to a noncorporate taxpayer's net capital gain depending on the taxpayer's holding period and marginal rate of federal income tax -- generally, 28% for gain recognized on securities held for more than one year but not more than 18 months and 20% (10% for taxpayers in the 15% marginal tax bracket) for gain recognized on securities held for more than 18 months. Pursuant to an Internal Revenue Service notice, the Fund may divide each net capital gain distribution into a 28% rate gain distribution and a 20% rate gain distribution (in accordance with the Fund's holding periods for the securities it sold that generated the distributed gain) and its shareholders must treat those portions accordingly.

     Some foreign countries may impose income or withholding taxes on certain dividends payable to the International Equity Portfolio. The International Equity Fund's share of any such withheld taxes may be treated by that Fund as a deduction or, if it satisfies certain requirements, it may elect to flow the tax through to its shareholders, who in turn may either deduct the taxes or use them in calculating credits against their federal income tax.

     A portion of the income dividends paid by the Balanced Fund, the Growth and Income Fund and the S&P 500 Index Fund is eligible for the dividends-received deduction allowed to corporations. The eligible portion may PROSPECTUS not exceed the respective Fund's aggregate dividends received from U.S. corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction may be subject indirectly to the AMT. The International Equity Fund's dividends most likely will not qualify for the dividends-received deduction because none of the dividends received by that Fund are expected to be paid by U.S. corporations.


     Distributions by the Municipal Money Market Fund that it designates as "exempt-interest dividends" generally may be excluded from gross income by its shareholders. If the Municipal Money Market Portfolio earns taxable income from any of its investments, the Municipal Money Market Fund's share of income will be distributed to its shareholders as a taxable dividend. To the extent that Portfolio invests in private activity obligations, that Fund's shareholders will be required to treat a portion of its dividends as a "tax preference item" in determining their liability for the AMT. Exempt-interest dividends also may be subject to state and local income tax laws. Because some states exempt from income tax the interest on their own obligations and obligations of governmental agencies and municipalities in the state, shareholders will receive tax information each year regarding the Municipal Money Market Fund's exempt-interest income by state. Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of that Fund is not deductible.


     Redemption of Fund shares (other than shares of the Money Market Funds) may result in taxable gain or loss to the redeeming shareholder, depending upon whether the redemption proceeds exceed or are less than the shareholder's adjusted basis for the redeemed shares. If shares of a Fund are redeemed at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares.

     If shares are purchased shortly before the record date for a dividend (other than an exempt-interest dividend) or other distribution, the investor will pay full price for the shares and receive some portion of the price back as a taxable distribution.

     Each Fund notifies its shareholders following the end of each calendar year of the amounts of dividends and capital gain distributions paid (or deemed paid) (and for the International Equity Fund, if it satisfies the requirements and makes the election referred to above, their share of that Fund's share of any foreign taxes paid by the International Equity Portfolio) that year and of any portion of those dividends that qualifies for the corporate dividends-received deduction. The information regarding capital gain distributions designates the portions thereof subject to the different maximum rates of tax applicable to noncorporate taxpayers' net capital gain indicated above. The notice sent by the Municipal Money Market Fund specifies the amounts of exempt-interest dividends (and the portion thereof, if any, that is a tax preference item for purposes of the AMT) and any taxable dividends.

     Each Fund is required to withhold 31% of all taxable dividends, and, for all Funds other than the Money Market Funds, capital gain distributions and redemption proceeds payable to any individuals and certain other non-corporate shareholders who do not provide the Fund with a correct taxpayer identification number or (except with respect to redemption proceeds) who otherwise are subject to back-up withholding.

     The foregoing is only a summary of some of the important tax considerations generally affecting the Funds and their shareholders. Prospective investors are urged to consult their own tax advisers regarding specific questions as to the effect of federal, state or local income taxes on any investment in the Trust. For further tax information, see the SAI.

GENERAL INFORMATION


     The Trust currently is comprised of ten separate investment portfolios. Each Fund included in this Prospectus is comprised of three classes of shares, which can be issued in an unlimited number. Each share represents an equal proportionate beneficial interest in that Fund and is entitled to one vote. Only shares of a particular class may vote on matters affecting that class. Only shares of a particular Fund may vote on matters affecting that Fund. All shares of the Trust vote on matters affecting the Trust as a whole. Share voting rights are not cumulative, and shares have no preemptive or conversion rights. Shares of the Trust are nontransferable. Each series in the Trust will not be involved in any vote involving a Portfolio in which it does not invest its assets.


                                                                      PROSPECTUS

Shareholders of all of the series of the Trust, however, will vote together to elect Trustees of the Trust and for certain other matters. Under certain circumstances, the shareholders of one or more series could control the outcome of these votes.

     On most issues subjected to a vote of a Portfolio's interest holders, as required by the 1940 Act, its corresponding Fund will solicit proxies from its shareholders and will vote its interest in the Portfolio in proportion to the votes cast by that Fund's shareholders. Because a Portfolio interest holder's votes are proportionate to its percentage interests in that Portfolio, one or more other Portfolio investors could, in certain instances, approve an action against which a majority of the outstanding voting securities of its corresponding Fund had voted. This could result in that Fund's redeeming its investment in its corresponding Portfolio, which could result in increased expenses for that Fund. Whenever the shareholders of a Fund are called to vote on matters related to its corresponding Portfolio, the Board shall vote shares for which they receive no voting instructions in the same proportion as the shares for which they do receive voting instructions. Any information received from a Portfolio in the Portfolio's report to shareholders will be provided to the shareholders of its corresponding Fund.

     As a Massachusetts business trust, the Trust is not obligated to conduct annual shareholder meetings. However, the Trust will hold special shareholder meetings whenever required to do so under the federal securities laws or the Trust's Declaration of Trust or By-Laws. Trustees can be removed by a shareholder vote at special shareholder meetings.

    As more fully described in the SAI, the following persons may be deemed to control certain Funds by virtue of their ownership of more than 25% of the outstanding shares of a Fund as of January 31, 1998:

AMERICAN AADVANTAGE BALANCED FUND

    AMR Corporation and subsidiary companies and Employee Benefit Trusts
thereof                                                                      81%

AMERICAN AADVANTAGE GROWTH AND INCOME FUND

    AMR Corporation and subsidiary companies and Employee Benefit Trusts
thereof                                                                      85%

AMERICAN AADVANTAGE INTERNATIONAL EQUITY FUND

    AMR Corporation and subsidiary companies and Employee Benefit Trusts
thereof                                                                      60%


AMERICAN AADVANTAGE S&P 500 INDEX FUND


    AMR Corporation and subsidiary companies and Employee Benefit Trusts
thereof                                                                     100%


AMERICAN AADVANTAGE SHORT-TERM BOND FUND


    AMR Corporation and subsidiary companies and Employee Benefit Trusts
thereof                                                                      72%



     The Manager has taken steps that it believes are reasonably designed to address the potential failure of computer programs used by the Manager and the Funds' service providers to address the Year 2000 issue. There can be no assurance that these steps will be sufficient to avoid any adverse impact.


PROSPECTUS

SHAREHOLDER COMMUNICATIONS

     Shareholders will receive periodic reports, including annual and semi-annual reports which will include financial statements showing the results of the Funds' operations and other information. The financial statements of the Funds will be audited by the independent auditors at least annually. Shareholder inquiries and requests for information regarding the other investment companies which also invest in the AMR Trust should be made in writing to the Funds at P.O. Box 619003, MD 5645, Dallas/Fort Worth Airport, Texas 75261-9003, or by calling (800) 388-3344. Shareholder inquiries and requests for information regarding the other investment companies that also invest in the Equity 500 Index Portfolio should be made by calling (800) 730-1313.

    NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND IN SALES LITERATURE SPECIFICALLY APPROVED BY OFFICERS OF THE TRUST FOR USE IN CONNECTION WITH THE OFFER OF ANY INSTITUTIONAL CLASS SHARES, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY JURISDICTION IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFERING MAY NOT LAWFULLY BE MADE.


American AAdvantage Funds is a registered service mark of AMR Corporation. PlanAhead Class is a registered service mark, and Platinum Class, American AAdvantage Balanced Fund, American AAdvantage Growth and Income Fund, American AAdvantage International Equity Fund, American AAdvantage Intermediate Bond Fund, American AAdvantage Short-Term Bond Fund, American AAdvantage Money Market Fund, American AAdvantage Municipal Money Market Fund and American AAdvantage U.S. Government Money Market Fund are service marks of AMR Investment Services, Inc.

                                                                      PROSPECTUS

                                  -- NOTES --

                                  -- NOTES --

                        American Advantage Funds(R) Logo

                            - INSTITUTIONAL CLASS -

                                P.O. Box 419643


                           Kansas City, MO 64141-6643


                                 (800) 658-5811


                             - PLANAHEAD CLASS(R) -
                                P.O. Box 419643
                           Kansas City, MO 64141-6643
                                 (800) 388-3344

                             - PLATINUM CLASS(sm) -
                                P.O. Box 619003
                        Dallas/Fort Worth Airport, Texas
                                   75261-9003
                                 (800) 967-9009

                     Access our website at www.aafunds.com


INST-PRO-0398

THIS PROSPECTUS contains important information about the PLANAHEAD CLASS OF THE AMERICAN AADVANTAGE FUNDS ("Trust"), an open-end management investment company which consists of multiple investment portfolios. This Prospectus pertains only to the nine funds listed on this cover page (individually referred to as a "Fund" and, collectively, the "Funds"). EACH FUND, EXCEPT THE S&P 500 INDEX FUND, SEEKS ITS INVESTMENT OBJECTIVE BY INVESTING ALL OF ITS INVESTABLE ASSETS IN A CORRESPONDING PORTFOLIO OF THE AMR INVESTMENT SERVICES TRUST ("AMR TRUST"). THE S&P 500 INDEX FUND INVESTS ALL OF ITS INVESTABLE ASSETS IN THE EQUITY 500 INDEX PORTFOLIO. (THE EQUITY 500 INDEX PORTFOLIO AND THE PORTFOLIOS OF THE AMR TRUST ARE REFERRED TO HEREIN AS A "PORTFOLIO" AND, COLLECTIVELY, THE "PORTFOLIOS.") EACH PORTFOLIO HAS AN INVESTMENT OBJECTIVE IDENTICAL TO THE INVESTING FUND. The investment experience of each Fund will correspond directly with the investment experience of each Portfolio. Each Fund consists of multiple classes of shares designed to meet the needs of different groups of investors. PlanAhead Class shares are available to all investors, including smaller institutional investors, investors using intermediary organizations such as discount brokers or plan sponsors, individual retirement accounts, and self-employed individual retirement plans. Prospective PlanAhead Class investors should read this Prospectus carefully before making an investment decision and retain it for future reference.


IN ADDITION TO THIS PROSPECTUS, a Statement of Additional Information ("SAI") dated March 1, 1998 has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The SAI contains more detailed information about the Funds. For a free copy of the SAI, call (800) 388-3344. For further information about the PlanAhead Class or for information on the other classes of shares, please refer to the appropriate address and phone number on the back cover of this Prospectus.


The Securities and Exchange Commission maintains a Web Site
(http://www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding the Funds and the Portfolios.

AN INVESTMENT IN THE MONEY MARKET FUNDS IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT AND THERE CAN BE NO ASSURANCE THAT THEY WILL BE ABLE TO MAINTAIN A STABLE PRICE OF $1.00 PER SHARE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY SUCH STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                   PROSPECTUS
                                 March 1, 1998

                           [AMERICAN AADVANTAGE LOGO]
                          AMERICAN AADVANTAGE FUNDS(R)

BALANCED FUND                 - PlanAhead Class(R) -
GROWTH AND INCOME FUND
INTERNATIONAL EQUITY FUND

S&P 500 INDEX FUND

INTERMEDIATE BOND FUND
SHORT-TERM BOND FUND

MONEY MARKET FUND
MUNICIPAL MONEY MARKET FUND
U.S. GOVERNMENT MONEY MARKET FUND



                                   MANAGED BY
                         AMR INVESTMENT SERVICES, INC.

The AMERICAN AADVANTAGE BALANCED FUND(SM) ("Balanced Fund") seeks income and capital appreciation by investing all of its investable assets in the Balanced Portfolio of the AMR Trust ("Balanced Portfolio") which in turn primarily invests in equity and debt securities (such as stocks and bonds).

The AMERICAN AADVANTAGE GROWTH AND INCOME FUND(SM) ("Growth and Income Fund") seeks long-term capital appreciation and current income by investing all of its investable assets in the Growth and Income Portfolio of the AMR Trust ("Growth and Income Portfolio") which in turn primarily invests in equity securities (such as stocks).

The AMERICAN AADVANTAGE INTERNATIONAL EQUITY FUND(SM) ("International Equity Fund") seeks long-term capital appreciation by investing all of its investable assets in the International Equity Portfolio of the AMR Trust ("International Equity Portfolio") which in turn primarily invests in equity securities of issuers based outside the United States (such as foreign stocks).

The AMERICAN AADVANTAGE S&P INDEX FUND(1) ("S&P 500 Index Fund") seeks to provide investment results that, before expenses, correspond to the total return of common stocks publicly traded in the United States, as represented by the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500" or "Index"), by investing all of its investable assets in the Equity 500 Index Portfolio which in turn invests in common stocks of companies that compose the S&P 500.


The AMERICAN AADVANTAGE INTERMEDIATE BOND FUND(SM) ("Intermediate Bond Fund") and the AMERICAN AADVANTAGE SHORT-TERM BOND FUND(SM) ("Short-Term Bond Fund," formerly the American AAdvantage Limited-Term Income Fund) each seeks income and capital appreciation by investing all of its investable assets in the Intermediate Bond Portfolio of the AMR Trust ("Intermediate Bond Portfolio"), and the Short-Term Bond Portfolio of the AMR Trust ("Short-Term Bond Portfolio," formerly the "Limited-Term Income Portfolio"), respectively, which in turn primarily invest in debt obligations. The Intermediate Bond Fund seeks to maintain a dollar weighted average duration of three to seven years and the Short-Term Bond Fund seeks to maintain a dollar weighted average duration of one to three years.



The AMERICAN AADVANTAGE MONEY MARKET FUND(SM) ("Money Market Fund"), AMERICAN AADVANTAGE MUNICIPAL MONEY MARKET FUND(SM) ("Municipal Money Market Fund") and AMERICAN AADVANTAGE U.S. GOVERNMENT MONEY MARKET FUND(SM) ("U.S. Government Money Market Fund") (collectively, the "Money Market Funds") each seeks current income, liquidity, and the maintenance of a stable price per share of $1.00 by investing all of its investable assets in the Money Market Portfolio of the AMR Trust ("Money Market Portfolio"), the Municipal Money Market Portfolio of the AMR Trust ("Municipal Money Market Portfolio") and the U.S. Government Money Market Portfolio of the AMR Trust ("U.S. Government Money Market Portfolio"), respectively (collectively the "Money Market Portfolios"), which in turn invest in high quality, short-term obligations. The Municipal Money Market Portfolio invests primarily in municipal obligations and the U.S. Government Money Market Portfolio invests exclusively in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and in repurchase agreements that are collateralized by such obligations.


    Under a master-feeder operating structure, each Fund seeks its investment objective by investing all of its investable assets in a corresponding Portfolio as described above. Each Portfolio's investment objective is identical to that of its corresponding Fund. Whenever the phrase "all of the Fund's investable assets" is used, it means that the only investment securities that will be held by a Fund will be that Fund's interest in its corresponding Portfolio. AMR Investment Services, Inc. ("Manager") provides investment management and administrative services to the Portfolios, except for the Equity 500 Index Portfolio, and administrative services to the Funds. Bankers Trust Company ("BT") provides investment advisory, administrative and other services to the Equity 500 Index Portfolio. This master-feeder operating structure is different from that of many other investment companies which directly acquire and manage their own portfolios of securities. Accordingly, investors should carefully consider this investment approach. See "Investment Objectives, Policies and Risks -- Additional Information About the Portfolios." A Fund may withdraw its investment in a corresponding Portfolio at any time if the

---------------

(1) S&P is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use. "Standard and Poor's(R)," "S&P(R)," "Standard & Poor's 500," "S&P(R)" and "500" are all trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Bankers Trust Company. The S&P 500 Index Fund is not sponsored, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in that Fund.
PROSPECTUS

Trust's Board of Trustees ("Board") determines that it would be in the best interest of that Fund and its shareholders to do so. Upon any such withdrawal, that Fund's assets would be invested in accordance with the investment policies and restrictions described in this Prospectus and the SAI.


--------------------------------------------------------------------------------

    TABLE OF FEES AND EXPENSES..............   3
    FINANCIAL HIGHLIGHTS....................   4
    INTRODUCTION............................  11
    INVESTMENT OBJECTIVES, POLICIES AND
    RISKS...................................  11
    INVESTMENT RESTRICTIONS.................  23
    YIELDS AND TOTAL RETURNS................  24
    MANAGEMENT AND ADMINISTRATION OF THE
    TRUSTS..................................  25
    INVESTMENT ADVISERS.....................  28

    HOW TO PURCHASE SHARES..................  30
    HOW TO REDEEM SHARES....................  31
    RETIREMENT ACCOUNTS.....................  33
    EXCHANGE PRIVILEGE......................  33
    VALUATION OF SHARES.....................  33
    DIVIDENDS, OTHER DISTRIBUTIONS AND TAX
    MATTERS.................................  34
    GENERAL INFORMATION.....................  36
    SHAREHOLDER COMMUNICATIONS..............  37



--------------------------------------------------------------------------------

TABLE OF FEES AND EXPENSES

Annual Operating Expenses (as a percentage of average net assets):


                                                                                                                          U.S.
                                        GROWTH     INTER-       S&P      INTER-      SHORT-               MUNICIPAL    GOVERNMENT
                                         AND      NATIONAL      500      MEDIATE      TERM      MONEY       MONEY        MONEY
                            BALANCED    INCOME     EQUITY      INDEX      BOND        BOND      MARKET     MARKET        MARKET
                              FUND       FUND       FUND      FUND(1)    FUND(1)      FUND       FUND       FUND          FUND
Management Fees               0.33%      0.33%      0.48%      0.05%(2)   0.25%       0.25%      0.15%      0.15%         0.15%

12b-1 Fees                    0.00       0.00       0.00       0.00       0.00        0.00       0.00       0.00          0.00

Other Expenses                0.57       0.60       0.66       0.50(3)    0.61(3)     0.60(3)    0.39       0.45(3)       0.37
                              ----       ----       ----       ----       ----        ----       ----       ----          ----

Total Operating Expenses      0.90%      0.93%      1.14%      0.55%(4)   0.86%(4)    0.85%(4)   0.54%      0.60%(4)      0.52%
                              ====       ====       ====       ====       ====        ====       ====       ====          ====


(1) Because the S&P 500 Index Fund and the Intermediate Bond Fund shares were not offered for sale prior to March 1, 1998, their Annual Operating Expenses are based on estimates.


(2) The investment adviser has voluntarily agreed to waive a portion of the investment advisory fee of the S&P 500 Index Fund. Without such waiver, the "Management Fee" would be equal to 0.10%.



(3) "Other Expenses" before fee waivers are estimated to be 0.85% for the S&P 500 Index Fund, 0.65% for the Short-Term Bond Fund and 0.46% for the Municipal Money Market Fund.



(4) "Total Operating Expenses" before fee waivers are estimated to be 0.95% for the S&P 500 Index Fund, 0.90% for the Short-Term Bond Fund and 0.61% for the Municipal Money Market Fund.


    The above expenses reflect the expenses of each Fund and the Portfolio in which it invests. The Board believes that the aggregate per share expenses of each Fund and its corresponding Portfolio will be approximately equal to the expenses that the Fund would incur if its assets were invested directly in the type of securities held by the Portfolio.

                                                                      PROSPECTUS

EXAMPLES

    A PlanAhead Class investor in each Fund would directly or indirectly pay on a cumulative basis the following expenses on a $1,000 investment assuming a 5% annual return:


                                                              1 YEAR         3 YEARS        5 YEARS        10 YEARS
Balanced Fund                                                   $ 9            $29            $50            $111

Growth and Income Fund                                            9             30             51             114

International Equity Fund                                        12             36             63             139

S&P 500 Index Fund                                                6             18             31              69

Intermediate Bond Fund                                            9             27             48             106

Short-Term Bond Fund                                              9             27             47             105

Money Market Fund                                                 6             17             30              68

Municipal Money Market Fund                                       6             19             33              75

U.S. Government Money Market Fund                                 5             17             29              65


    The purpose of the table above is to assist a potential investor in understanding the various costs and expenses to be incurred directly or indirectly as a shareholder in the PlanAhead Class of a Fund. Additional information may be found under "Management and Administration of the Trusts" and "Investment Advisers."

THE FOREGOING EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN AND PERFORMANCE MAY BE BETTER OR WORSE THAN THE 5% ANNUAL RETURN ASSUMED IN THE EXAMPLES.

FINANCIAL HIGHLIGHTS

    The financial highlights in the following tables have been derived from financial statements of the Trust. The information has been audited by Ernst & Young LLP, independent auditors. Such information should be read in conjunction with the financial statements and the report of the independent auditors appearing in the Annual Report incorporated by reference in the SAI, which contains further information about performance of the Funds and can be obtained by investors without charge. Financial highlights are not available for the S&P 500 Index Fund and the Intermediate Bond Fund because they had not commenced operations as of October 31, 1997.

PROSPECTUS

                           (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                                       BALANCED FUND
                              ------------------------------------------------------------------------------------------------
                                                PLANAHEAD CLASS                               INSTITUTIONAL CLASS(1)
                              ---------------------------------------------------    -----------------------------------------
                                     YEAR ENDED OCTOBER 31,          PERIOD ENDED             YEAR ENDED OCTOBER 31,
                              ------------------------------------   OCTOBER 31,     -----------------------------------------
                              1997(5)     1996(5)(6)    1995(4)(5)    1994(1)(3)     1994(3)      1993       1992       1991
                              ------------------------------------------------------------------------------------------------
Net asset value, beginning
of period                      $15.03       $13.90        $12.35        $12.35        $13.23      $11.99     $11.60      $9.87
                                -----       ------        ------       -------          ----        ----       ----       ----
Income from investment
operations:
 Net investment income           0.63(7)      0.57(7)       0.54          0.12          0.57        0.49       0.55       0.58
 Net gains (losses) on
  securities (both realized
  and unrealized)                2.10(7)      1.56(7)       1.67         (0.12)        (0.54)       1.57       0.41       1.79
                                -----       ------        ------       -------          ----        ----       ----       ----
Total from investment
operations                       2.73         2.13          2.21          0.00          0.03        2.06       0.96       2.37
                                -----       ------        ------       -------          ----        ----       ----       ----
Less distributions:
 Dividends from net
  investment income             (0.57)       (0.56)        (0.52)           --         (0.56)      (0.52)     (0.56)     (0.64)
 Distributions from net
  realized gains on
  securities                    (1.16)       (0.44)        (0.14)           --         (0.34)      (0.30)     (0.01)        --
                                -----       ------        ------       -------          ----        ----       ----       ----
Total distributions             (1.73)       (1.00)        (0.66)           --         (0.90)      (0.82)     (0.57)     (0.64)
                                -----       ------        ------       -------          ----        ----       ----       ----
Net asset value, end of
period                         $16.03       $15.03        $13.90        $12.35        $12.36      $13.23     $11.99     $11.60
                                =====       ======        ======       =======          ====        ====       ====       ====
Total return (annualized)(8)    19.75%       16.01%        19.06%        (0.16%)(9)    (0.08%)     19.19%      8.75%     25.35%
                                =====       ======        ======       =======          ====        ====       ====       ====
Ratios/supplemental data:
 Net assets, end of period
  (in thousands)              $34,354      $18,000        $5,450          $528       $222,873   $532,543   $370,087   $311,906
 Ratios to average net
  assets(10)(11)(12)(13):
  Expenses                       0.90%(7)     0.97%(7)      0.99%         0.92%         0.36%       0.34%      0.35%      0.37%
  Net investment income          3.52%(7)     3.64%(7)      3.70%         4.04%         4.77%       4.91%      5.31%      6.06%
 Portfolio turnover rate(14)      105%          76%           73%           48%           48%         83%        80%        55%
 Average commission rate
  paid(14)                    $0.0385      $0.0409            --            --            --          --         --         --

                                      BALANCED FUND
                              ------------------------------
                                  INSTITUTIONAL CLASS(1)
                              ------------------------------
                                  YEAR ENDED OCTOBER 31,
                              ------------------------------
                              1990(2)      1989       1988
                              ------------------------------
Net asset value, beginning
of period                       $11.05     $10.13      $9.08
                                  ----       ----       ----
Income from investment
operations:
 Net investment income            0.57       0.53       0.56
 Net gains (losses) on
  securities (both realized
  and unrealized)                (1.18)      0.90       0.73
                                  ----       ----       ----
Total from investment
operations                       (0.61)      1.43       1.29
                                  ----       ----       ----
Less distributions:
 Dividends from net
  investment income              (0.51)     (0.51)     (0.24)
 Distributions from net
  realized gains on
  securities                     (0.06)        --         --
                                  ----       ----       ----
Total distributions              (0.57)     (0.51)     (0.24)
                                  ----       ----       ----
Net asset value, end of
period                           $9.87     $11.05     $10.13
                                  ====       ====       ====
Total return (annualized)(8)     (5.24%)    15.49%     14.63%
                                  ====       ====       ====
Ratios/supplemental data:
 Net assets, end of period
  (in thousands)              $233,702   $210,119   $147,581
 Ratios to average net
  assets(10)(11)(12)(13):
  Expenses                        0.44%      0.47%      0.52%
  Net investment income           6.50%      6.32%      6.25%
 Portfolio turnover rate(14)        62%        78%        77%
 Average commission rate
  paid(14)                          --         --         --


 (1) The Balanced Fund commenced active operations on July 17, 1987. The PlanAhead Class commenced active operations on August 1, 1994 and at that time, existing shares of the Balanced Fund were designated as Institutional Class shares.

 (2) Penmark Investments, Inc. was replaced by Independence Investment Associates, Inc. as an investment adviser to the Fund as of the close of business on February 28, 1990.

 (3) Average shares outstanding for the period rather than end of period shares were used to compute net investment income per share.

 (4) GSB Investment Management, Inc. was added as an investment adviser to the Balanced Fund on January 1, 1995.

 (5) Class expenses per share were subtracted from net investment income per share for the Fund before class expenses to determine net investment income per share.

 (6) Capital Guardian Trust Company was replaced by Brandywine Asset Management, Inc. as an investment adviser to the Balanced Fund on April 1, 1996.

 (7) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the Balanced Portfolio.


 (8) Total return reflects accrual for the maximum shareholder services fee of 0.30% for periods prior to August 1, 1994.


 (9) Total return for the period ended October 31, 1994 reflects Institutional Class returns from November 1, 1993 through July 31, 1994 and returns of the PlanAhead Class for the period August 1, 1994 (commencement of operations) through October 31, 1994. Due to the different expense structures between the classes, total return for the PlanAhead Class would vary from the results shown had it been in operation for the entire year.

(10) Effective August 1, 1994, expenses include administrative services fees paid by the Fund to the Manager. Prior to that date, expenses exclude shareholder services fees paid directly by shareholders to the Manager, which amounted to approximately $.01 per share in each period on an annualized basis.

(11) The method of determining average net assets was changed from a monthly average to a daily average starting with the periods ended October 31, 1994.

(12) Operating results of the PlanAhead Class exclude fees waived by the Manager. Had the PlanAhead Class paid such fees during the period, the ratio of expenses and net investment income to average net assets would have been 0.99% and 3.97%, respectively, for the period ended October 31, 1994 and 1.09% and 3.60%, respectively, for the year ended October 31, 1995.

(13) Annualized.

(14) On November 1, 1995, the Balanced Fund began investing all of its investable assets in the Balanced Portfolio. Portfolio turnover rate and average commission rate paid for the years ended October 31, 1996 and 1997 are those of the Balanced Portfolio. Calculation and disclosure of the average commission rate paid was not required prior to 1996.

                                                                      PROSPECTUS

                           (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                                  GROWTH AND INCOME FUND
                               ---------------------------------------------------------------------------------------------
                                                PLANAHEAD CLASS                              INSTITUTIONAL CLASS(1)
                               -------------------------------------------------    ----------------------------------------
                                     YEAR ENDED OCTOBER 31,         PERIOD ENDED             YEAR ENDED OCTOBER 31,
                               ----------------------------------   OCTOBER 31,     ----------------------------------------
                               1997(5)     1996(5)(6)     1995(5)    1994(1)(4)     1994(4)     1993     1992(3)      1991
                               ---------------------------------------------------------------------------------------------
Net asset value, beginning of
period                          $18.33       $15.81       $14.17       $13.99        $14.63     $12.79     $12.10      $9.47
                                 -----      -------        -----      -------         -----      -----      -----      -----
Income from investment
operations:
 Net investment income            0.35(7)      0.39(7)      0.40         0.05          0.43       0.36       0.39       0.42
 Net gains (losses) on
  securities (both realized
  and unrealized)                 4.39(7)      3.10(7)      2.22         0.13          0.08       2.21       0.77       2.70
                                 -----      -------        -----      -------         -----      -----      -----      -----
Total from investment
operations                        4.74         3.49         2.62         0.18          0.51       2.57       1.16       3.12
                                 -----      -------        -----      -------         -----      -----      -----      -----
Less distributions:
 Dividends from net
  investment income              (0.38)       (0.40)       (0.44)          --         (0.41)     (0.37)     (0.39)     (0.49)
 Distributions from net
  realized gains on
  securities                     (1.31)       (0.57)       (0.54)          --         (0.54)     (0.36)     (0.08)        --
                                 -----      -------        -----      -------         -----      -----      -----      -----
Total distributions              (1.69)       (0.97)       (0.98)          --         (0.95)     (0.73)     (0.47)     (0.49)
                                 -----      -------        -----      -------         -----      -----      -----      -----
Net asset value, end of
period                         $ 21.38       $18.33       $15.81       $14.17        $14.19     $14.63     $12.79     $12.10
                                 =====      =======        =====      =======         =====      =====      =====      =====
Total return (annualized)(8)     27.64%       22.98%       20.14%        3.21%(9)      3.36%     21.49%     10.00%     33.83%
                                 =====      =======        =====      =======         =====      =====      =====      =====
Ratios/supplemental data:
 Net assets, end of period
  (in thousands)               $29,684      $16,084       $4,821          $56       $22,737   $477,088   $339,739   $264,628
 Ratios to average net
  assets(10)(11)(12)(13):
  Expenses                        0.93%(7)     0.94%(7)     0.99%        0.95%         0.33%      0.34%      0.36%      0.37%
  Net investment income           1.85%(7)     2.16%(7)     2.23%        1.50%         3.28%      3.12%      3.57%      4.19%
 Portfolio turnover rate(14)        35%          40%          26%          23%           23%        30%        35%        52%
 Average commission rate
  paid(14)                      $.0395      $0.0412           --           --            --         --         --         --

                                   GROWTH AND INCOME FUND
                               ------------------------------
                                   INSTITUTIONAL CLASS(1)
                               ------------------------------
                                   YEAR ENDED OCTOBER 31,
                               ------------------------------
                               1990(2)      1989       1988
                               ------------------------------
Net asset value, beginning of
period                           $11.59      $9.96      $8.30
                                  -----      -----      -----
Income from investment
operations:
 Net investment income             0.42       0.42       0.42
 Net gains (losses) on
  securities (both realized
  and unrealized)                 (1.94)      1.59       1.40
                                  -----      -----      -----
Total from investment
operations                        (1.52)      2.01       1.82
                                  -----      -----      -----
Less distributions:
 Dividends from net
  investment income               (0.43)     (0.38)     (0.16)
 Distributions from net
  realized gains on
  securities                      (0.17)        --         --
                                  -----      -----      -----
Total distributions               (0.60)     (0.38)     (0.16)
                                  -----      -----      -----
Net asset value, end of
period                            $9.47     $11.59      $9.96
                                  =====      =====      =====
Total return (annualized)(8)     (13.52%)    20.94%     22.20%
                                  =====      =====      =====
Ratios/supplemental data:
 Net assets, end of period
  (in thousands)               $182,430   $187,869   $140,073
 Ratios to average net
  assets(10)(11)(12)(13):
  Expenses                         0.45%      0.45%      0.53%
  Net investment income            4.49%      4.40%      4.20%
 Portfolio turnover rate(14)         41%        50%        56%
 Average commission rate
  paid(14)                           --         --         --


 (1) The Growth and Income Fund commenced active operations on July 17, 1987. The PlanAhead Class commenced active operations on August 1, 1994 and at that time, existing shares of the Growth and Income Fund were designated as Institutional Class shares.

 (2) GSB Investment Management, Inc. was added as an investment adviser to the Growth and Income Fund on April 10, 1990.

 (3) The assets of the Growth and Income Fund previously managed by Atlanta Capital Management were transferred to GSB Investment Management, Inc. as of the close of business on December 5, 1991.

 (4) Average shares outstanding for the period rather than end of period shares were used to compute net investment income per share.

 (5) Class expenses per share were subtracted from net investment income per share for the Fund before class expenses to determine net investment income per share.

 (6) Capital Guardian Trust Company was replaced by Brandywine Asset Management, Inc. as an investment adviser to the Growth and Income Fund on April 1, 1996.

 (7) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the Growth and Income Portfolio.


 (8) Total return reflects accrual for the maximum shareholder services fee of 0.30% for periods prior to August 1, 1994.


 (9) Total return for the period ended October 31, 1994 reflects Institutional Class returns from November 1, 1993 through July 31, 1994 and returns of the PlanAhead Class for the period August 1, 1994 (commencement of operations) through October 31, 1994. Due to the different expense structures between the classes, total return for the PlanAhead Class would vary from the results shown had it been in operation for the entire year.

(10) Effective August 1, 1994, expenses include administrative services fees paid by the Fund to the Manager. Prior to that date, expenses exclude shareholder services fees paid directly by shareholders to the Manager, which amounted to less than $.01 per share in each period on an annualized basis.

(11) The method of determining average net assets was changed from a monthly average to a daily average starting with the periods ended October 31, 1994.

(12) Operating results of the PlanAhead Class exclude fees waived by the Manager. Had the PlanAhead Class paid such fees during the period, the ratio of expenses and net investment income to average net assets would have been 1.05% and 1.40%, respectively, for the period ended October 31, 1994, 1.08% and 2.14%, respectively, for the year ended October 31, 1995, and 0.96% and 2.14%, respectively, for the year ended October 31, 1996.

(13) Annualized.

(14) On November 1, 1995 the Growth and Income Fund began investing all of its investable assets in the Growth and Income Portfolio. Portfolio turnover rate and average commission rate paid for the years ended October 31, 1996 and 1997 are those of the Growth and Income Portfolio. Calculation and disclosure of the average commission rate paid was not required prior to 1996.

PROSPECTUS

                                (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)


                                                                    INTERNATIONAL EQUITY FUND
                                 ------------------------------------------------------------------------------------------------
                                                 PLANAHEAD CLASS                                INSTITUTIONAL CLASS
                                 -----------------------------------------------   ----------------------------------------------
                                     YEAR ENDED OCTOBER 31,        PERIOD ENDED        YEAR ENDED OCTOBER 31,        PERIOD ENDED
                                 -------------------------------    OCTOBER 31,    -------------------------------   OCTOBER 31,
                                 1997(5)     1996(5)     1995(5)   1994(1)(3)(4)   1994(3)(4)   1993(2)     1992       1991(1)
                                 ------------------------------------------------------------------------------------------------
Net asset value, beginning of
period                            $14.90      $13.20     $12.85       $12.61         $12.07       $8.93     $10.13      $10.00
                                   -----        ----      -----     --------        -------       -----      -----    --------
Income from investment
operations:
 Net investment income              0.30(6)     0.26(6)    0.24         0.06           0.32        0.17       0.12          --
 Net gains (losses) on
  securities (both realized and
  unrealized)                       2.41(6)     1.92(6)    0.64         0.18           1.10        3.09      (1.31)       0.13
                                   -----        ----      -----     --------        -------       -----      -----    --------
Total from investment
operations                          2.71        2.18       0.88         0.24           1.42        3.26      (1.19)       0.13
                                   -----        ----      -----     --------        -------       -----      -----    --------
Less distributions:
 Dividends from net investment
  income                           (0.28)      (0.24)     (0.21)          --          (0.17)      (0.12)     (0.01)         --
 Distributions from net
  realized gains on securities     (0.41)      (0.24)     (0.32)          --          (0.45)         --         --          --
                                   -----        ----      -----     --------        -------       -----      -----    --------
Total distributions                (0.69)      (0.48)     (0.53)          --          (0.62)      (0.12)     (0.01)         --
                                   -----        ----      -----     --------        -------       -----      -----
Net asset value, end of period    $16.92      $14.90     $13.20       $12.85         $12.87      $12.07      $8.93      $10.13
                                   =====        ====      =====     ========        =======       =====      =====    ========
Total return (annualized)(7)       18.71%      16.95%      7.37%       11.60%(8)      11.77%      36.56%    (12.07%)      5.69%
                                   =====        ====      =====     ========        =======       =====      =====    ========
Ratios/supplemental data:
 Net assets, end of period
  (in thousands)                 $20,075      $7,138     $1,456         $375        $23,115     $66,652    $38,837     $10,536
 Ratios to average net
  assets(9)(10)(11):
  Expenses                          1.14%(6)    1.17%(6)   1.33%        1.25%          0.61%       0.78%      1.17%       1.90%(12)
  Net investment income             1.95%(6)    1.76%(6)   2.08%        1.86%          2.74%       2.00%      2.04%       0.38%(12)
 Portfolio turnover rate(13)          15%         19%        21%          37%            37%         61%        21%          2%
 Average commission rate
  paid(13)                       $0.0164     $0.0192         --           --             --          --         --          --


 (1) The International Equity Fund commenced active operations on August 7, 1991. The PlanAhead Class commenced active operations on August 1, 1994 and at that time, existing shares of the International Equity Fund were designated as Institutional Class shares.

 (2) HD International Limited was replaced by Hotchkis and Wiley as an investment adviser to the International Equity Fund as of the close of business on May 21, 1993.

 (3) Morgan Stanley Asset Management Inc. was added as an investment adviser to the International Equity Fund as of August 1, 1994.

 (4) Average shares outstanding for the period rather than end of period shares were used to compute net investment income per share.


 (5) Class expenses per share were subtracted from net investment income per share for the Fund before class expenses to determine net investment income per share.


 (6) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the International Equity Portfolio.


 (7) Total return reflects accrual for the maximum shareholder services fee of 0.30% for periods prior to August 1, 1994.


 (8) Total return for the period ended October 31, 1994 reflects Institutional Class returns from November 1, 1993 through July 31, 1994 and returns of the PlanAhead Class for the period August 1, 1994 (commencement of operations) through October 31, 1994. Due to the different expense structures between the classes, total return for the PlanAhead Class would vary from the results shown had it been in operation for the entire year.

 (9) Effective August 1, 1994, expenses include administrative services fees paid by the Fund to the Manager. Prior to that date, expenses exclude shareholder services fees paid directly by shareholders to the Manager. Such fees amounted to less than $.04 per share in each period on an annualized basis and were waived by the Manager for the period ended October 31, 1991.

(10) The method of determining average net assets was changed from a monthly average to a daily average starting with the periods ended October 31, 1994.

(11) Annualized.

(12) Estimated based on expected annual expenses and actual average net assets.

(13) On November 1, 1995 the International Equity Fund began investing all of its investable assets in the International Equity Portfolio. Portfolio turnover rate and average commission rate paid for the years ended October 31, 1996 and 1997 are those of the International Equity Portfolio. Calculation and disclosure of the average commission rate paid was not required prior to 1996.

                                                                      PROSPECTUS

                               (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                          SHORT-TERM BOND FUND
                              -----------------------------------------------------------------------------
                                            PLANAHEAD CLASS                       INSTITUTIONAL CLASS
                              --------------------------------------------   ------------------------------
                                 YEAR ENDED OCTOBER 31,       PERIOD ENDED       YEAR ENDED OCTOBER 31,
                              -----------------------------   OCTOBER 31,    ------------------------------
                               1997        1996       1995      1994(1)        1994       1993       1992
                              -----------------------------------------------------------------------------
Net asset value, beginning of
 period                        $9.68       $9.82      $9.68       $9.78        $10.23     $10.13     $10.07
                                 ---         ---        ---      ------           ---        ---        ---
Income from investment
 operations:
 Net investment income          0.61(3)     0.60(3)    0.59        0.13          0.52       0.58       0.75
 Net gains (losses) on
  securities (both realized
  and unrealized)               0.05(3)    (0.14)(3)   0.14       (0.10)        (0.46)      0.15       0.06
                                 ---         ---        ---      ------           ---        ---        ---
Total from investment
operations                      0.56        0.46       0.73        0.03          0.06       0.73       0.81
                                 ---         ---        ---      ------           ---        ---        ---
Less distributions:
 Dividends from net
  investment income            (0.61)      (0.60)     (0.59)      (0.13)        (0.52)     (0.58)     (0.75)
 Distributions from net
  realized gains on
  securities                      --          --         --          --         (0.10)     (0.05)        --
                                 ---         ---        ---      ------           ---        ---        ---
Total distributions            (0.61)      (0.60)     (0.59)      (0.13)        (0.62)     (0.63)     (0.75)
                                 ---         ---        ---      ------           ---        ---        ---
Net asset value, end of
period                         $9.63       $9.68      $9.82       $9.68         $9.67     $10.23     $10.13
                                 ===         ===        ===      ======           ===        ===        ===
Total return (annualized)(4)    6.01%       4.83%      7.83%       0.45%(5)      0.42%      7.20%      7.94%
                                 ===         ===        ===      ======           ===        ===        ===
Ratios/supplemental data:
 Net assets, end of period
  (in thousands)              $5,096      $3,399     $1,576        $403      $112,141   $238,874   $209,928
 Ratios to average net
  assets(6)(7)(8)(9):
  Expenses                      0.85%(3)    0.85%(3)   0.83%       0.79%         0.31%      0.26%      0.27%
  Net investment income         6.36%(3)    6.11%(3)   6.16%       5.10%         5.26%      5.76%      7.40%
 Portfolio turnover rate(10)     282%        304%       183%         94%           94%       176%       133%

                                          SHORT-TERM BOND FUND
                               -------------------------------------------
                                           INSTITUTIONAL CLASS
                               -------------------------------------------
                                  YEAR ENDED OCTOBER 31,      PERIOD ENDED
                               ----------------------------   OCTOBER 31,
                               1991(2)     1990      1989       1988(1)
                               -------------------------------------------
Net asset value, beginning of
 period                           $9.76     $9.94    $10.12      $10.00
                                    ---       ---       ---
Income from investment
 operations:
 Net investment income             0.83      0.92      0.96        0.64
 Net gains (losses) on
  securities (both realized
  and unrealized)                  0.31     (0.18)    (0.12)       0.05
                                    ---       ---       ---      ------
Total from investment
operations                         1.14      0.74      0.84        0.69
                                    ---       ---       ---      ------
Less distributions:
 Dividends from net
  investment income               (0.83)    (0.92)    (1.02)      (0.57)
 Distributions from net
  realized gains on
  securities                         --        --        --          --
                                    ---       ---       ---      ------
Total distributions               (0.83)    (0.92)    (1.02)      (0.57)
                                    ---       ---       ---      ------
Net asset value, end of
period                           $10.07     $9.76     $9.94      $10.12
                                    ===       ===       ===      ======
Total return (annualized)(4)      11.87%     7.51%     7.62%       7.41%
                                    ===       ===       ===      ======
Ratios/supplemental data:
 Net assets, end of period
  (in thousands)               $141,629   $83,265   $60,507     $40,855
 Ratios to average net
  assets(6)(7)(8)(9):
  Expenses                         0.35%     0.48%     0.59%       0.50%
  Net investment income            8.42%     9.44%     9.77%       8.01%
 Portfolio turnover rate(10)        165%      156%      158%        127%


 (1) The Short-Term Bond Fund commenced active operations on December 3, 1987. Prior to March 1, 1998, the Short-Term Bond Fund was known as the Limited-Term Income Fund. The PlanAhead Class commenced active operations on August 1, 1994 and at that time existing shares of the Short-Term Bond Fund were designated as Institutional Class shares.

 (2) AMR Investment Services, Inc. began portfolio management of the Short-Term Bond Fund on March 1, 1991 replacing Brown Brothers, Harriman & Co. and Barrow, Hanley, Mewhinney & Strauss, Inc.


 (3) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the Limited-Term Income Portfolio.



 (4) Total return reflects accrual for the maximum shareholder services fee of 0.30% for periods prior to August 1, 1994.



 (5) Total return for the period ended October 31, 1994 reflects Institutional Class returns from November 1, 1993 through July 31, 1994 and returns of the PlanAhead Class for the period August 1, 1994 (commencement of operations) through October 31, 1994. Due to the different expense structures between the classes, total return for the PlanAhead Class would vary from the results shown had it been in operation for the entire year.



 (6) Effective August 1, 1994, expenses include administrative services fees paid by the Fund to the Manager. Prior to that date, expenses exclude shareholder services fees paid directly by shareholders to the Manager. Such fees amounted to less than $.03 per share in each period on an annualized basis.



 (7) The method of determining average net assets was changed from a monthly average to a daily average starting with the periods ended October 31, 1994.



 (8) Operating results of the PlanAhead Class exclude fees waived by the Manager. Had the PlanAhead Class paid such fees during the period, the ratio of expenses and net investment income to average net assets would have been 1.00% and 4.89%, respectively, for the period ended October 31, 1994, 1.06% and 5.94%, respectively, for the year ended October 31, 1995, 0.94% and 6.02%, respectively, for the year ended October 31, 1996, and 0.90% and 6.31%, respectively, for the year ended October 31, 1997.



 (9) Annualized.



(10) On November 1, 1995 the Short-Term Bond Fund began investing all of its investable assets in the Short-Term Bond Portfolio. Portfolio turnover rate for the years ended October 31, 1996 and 1997 is that of the Short-Term Bond Portfolio.


PROSPECTUS

                             (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                                            MONEY MARKET FUND
                                          -------------------------------------------------------------------------------------
                                                         PLANAHEAD CLASS                           INSTITUTIONAL CLASS
                                          ----------------------------------------------   ------------------------------------
                                              YEAR ENDED OCTOBER 31,        PERIOD ENDED          YEAR ENDED OCTOBER 31,
                                          -------------------------------   OCTOBER 31,    ------------------------------------
                                           1997        1996        1995       1994(1)         1994         1993         1992
                                          -------------------------------------------------------------------------------------
Net asset value, beginning of period        $1.00       $1.00       $1.00       $1.00           $1.00        $1.00        $1.00
                                              ---         ---         ---      ------             ---          ---          ---
Net investment income                        0.05(2)     0.05(2)     0.05        0.01            0.04         0.03         0.04
Less dividends from net investment
 income                                     (0.05)      (0.05)      (0.05)      (0.01)          (0.04)       (0.03)       (0.04)
                                              ---         ---         ---      ------             ---          ---          ---
Net asset value, end of period              $1.00       $1.00       $1.00       $1.00           $1.00        $1.00        $1.00
                                              ===         ===         ===      ======             ===          ===          ===
Total return (annualized)                    5.28%       5.21%       5.60%       3.73%(3)        3.85%        3.31%        4.41%
                                              ===         ===         ===      ======             ===          ===          ===
Ratios/supplemental data:
 Net assets, end of period (in
  thousands)                              $189,189    $106,890    $41,989         $25      $1,893,144   $2,882,974   $2,223,829
 Ratios to average net assets(4)(5)(6):
  Expenses                                   0.54%(2)    0.58%(2)    0.55%       0.70%           0.21%        0.23%        0.26%
  Net investment income                      5.17%(2)    5.06%(2)    5.56%       4.42%           3.63%        3.23%        4.06%

                                                      MONEY MARKET FUND
                                          -----------------------------------------
                                                     INSTITUTIONAL CLASS
                                          -----------------------------------------
                                                   YEAR ENDED OCTOBER 31,
                                          -----------------------------------------
                                          1991(1)      1990       1989       1988
                                          -----------------------------------------
Net asset value, beginning of period         $1.00      $1.00      $1.00      $1.00
                                               ---        ---        ---        ---
Net investment income                         0.07       0.08       0.09       0.08
Less dividends from net investment
 income                                      (0.07)     (0.08)     (0.09)     (0.08)
                                               ---        ---        ---        ---
Net asset value, end of period               $1.00      $1.00      $1.00      $1.00
                                               ===        ===        ===        ===
Total return (annualized)                     7.18%      8.50%      9.45%      7.54%
                                               ===        ===        ===        ===
Ratios/supplemental data:
 Net assets, end of period (in
  thousands)                              $715,280   $745,405   $385,916   $330,230
 Ratios to average net assets(4)(5)(6):
  Expenses                                    0.24%      0.20%      0.22%      0.28%
  Net investment income                       6.93%      8.19%      9.11%      7.54%


(1) The Money Market Fund commenced active operations on September 1, 1987 and on November 1, 1991, the existing shares of the Fund were designated as Institutional Class shares. The PlanAhead Class commenced active operations on August 1, 1994.


(2) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the Money Market Portfolio.



(3) Total return for the period ended October 31, 1994 reflects Institutional Class returns from November 1, 1993 through July 31, 1994 and returns of the PlanAhead Class for the period August 1, 1994 (commencement of operations) through October 31, 1994. Due to the different expense structures between the classes, total return for the PlanAhead Class would vary from the results shown had it been in operation for the entire year.



(4) The method of determining average net assets was changed from a monthly average to a daily average starting with the year ended October 31, 1992.



(5) Effective October 1, 1990, expenses include administrative services fees paid by the Fund to the Manager. Prior to that date, expenses exclude shareholder services fees paid directly by shareholders to the Manager, which amounted to less than $.01 per share in each period on an annualized basis.



(6) Annualized.


                                                                      PROSPECTUS

                         (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                          MUNICIPAL MONEY MARKET FUND                      U.S. GOVERNMENT MONEY MARKET FUND
                           ---------------------------------------------------------   ------------------------------------------
                                        PLANAHEAD CLASS                INSTIT. CLASS                PLANAHEAD CLASS
                           -----------------------------------------   -------------   ------------------------------------------
                             YEAR ENDED OCTOBER 31,     PERIOD ENDED   PERIOD ENDED      YEAR ENDED OCTOBER 31,      PERIOD ENDED
                           --------------------------   OCTOBER 31,     OCTOBER 31,    ---------------------------   OCTOBER 31,
                            1997      1996      1995      1994(1)         1994(1)       1997      1996       1995      1994(1)
                           ---------------------------------------------------------   ------------------------------------------
Net asset value,
 beginning of period        $1.00     $1.00     $1.00       $1.00          $1.00        $1.00     $1.00      $1.00       $1.00
                              ---       ---       ---      ------        -------          ---       ---        ---      ------
Net investment income        0.03(2)   0.03(2)   0.03        0.01           0.02         0.05(2)   0.05(2)    0.05        0.01
Less dividends from net
 investment income          (0.03)    (0.03)    (0.03)      (0.01)         (0.02)       (0.05)    (0.05)     (0.05)      (0.01)
                              ---       ---       ---      ------        -------          ---       ---        ---      ------
Net asset value, end of
period                      $1.00     $1.00     $1.00       $1.00          $1.00        $1.00     $1.00      $1.00       $1.00
                              ===       ===       ===      ======        =======          ===       ===        ===      ======
Total return (annualized)    3.24%     3.27%     3.39%       2.35%(3)       2.44%        5.08%     4.94%      5.19%       3.58%(3)
                              ===       ===       ===      ======        =======          ===       ===        ===      ======
Ratios/supplemental data:
 Net assets, end of
   period (in thousands)   $9,590    $2,340      $129          $0         $9,736       $4,046    $1,822       $530          $0
 Ratios to average net
   assets(4)(5)(6):
   Expenses                  0.60%(2)   0.62%(2)   0.72%      0.77%         0.30%        0.52%(2)   0.67%(2)   0.76%      0.75%
   Net investment income     3.18%(2)   3.12%(2)   3.32%      2.49%         2.38%        5.00%(2)   4.74%(2)   5.19%      3.94%

                             U.S. GOVERNMENT MONEY MARKET FUND
                           -------------------------------------
                                    INSTITUTIONAL CLASS
                           -------------------------------------
                           YEAR ENDED OCTOBER 31,   PERIOD ENDED
                           ----------------------   OCTOBER 31,
                             1994         1993        1992(1)
                           -------------------------------------
Net asset value,
 beginning of period          $1.00        $1.00        $1.00
                              -----        -----      -------
Net investment income          0.04         0.03         0.02
Less dividends from net
 investment income            (0.04)       (0.03)       (0.02)
                              -----        -----      -------
Net asset value, end of
period                        $1.00        $1.00        $1.00
                              =====        =====      =======
Total return (annualized)      3.70%        3.07%        3.61%
                              =====        =====      =======
Ratios/supplemental data:
 Net assets, end of
   period (in thousands)    $67,607     $136,813      $91,453
 Ratios to average net
   assets(4)(5)(6):
   Expenses                    0.25%        0.23%        0.27%(7)
   Net investment income       3.44%        2.96%        3.46%(7)



(1) The U.S. Government Money Market Fund commenced active operations on March 2, 1992. The PlanAhead Class of the U.S. Government Money Market Fund commenced active operations on August 1, 1994. The Institutional Class of the Municipal Money Market Fund commenced active operations on November 10, 1993 and the PlanAhead Class commenced active operations on August 1, 1994.



(2) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the Fund's corresponding Portfolio.



(3) Total return for the period ended October 31, 1994 reflects Institutional Class returns from the beginning of the period through July 31, 1994 and returns of the PlanAhead Class for the period August 1, 1994 (commencement of operations) through October 31, 1994. Due to the different expense structures between the classes, total return for the PlanAhead Class would vary from the results shown had it been in operation for the entire year.



(4) The method of determining average net assets was changed from a monthly average to a daily average starting with the periods ended October 31, 1994.



(5) Annualized.



(6) Operating results for the Municipal Money Market Fund exclude fees waived by the Manager. Had the Fund paid such fees, the ratio of expenses and net investment income to average net assets would have been 0.97% and 2.29%, respectively, for the period ended October 31, 1994, 0.92% and 3.12%, respectively, for the year ended October 31, 1995, 0.67% and 3.07%, respectively, for the year ending October 31, 1996 and 0.61% and 3.17%, respectively, for the year ending October 31, 1997 for the PlanAhead Class, and 0.50% and 2.18%, respectively, for the Institutional Class for the period ended October 31, 1994.



(7) Estimated based on expected annual expenses and actual average net assets.


PROSPECTUS

INTRODUCTION


    The Trust is an open-end, diversified management investment company organized as a Massachusetts business trust on January 16, 1987. The Funds are nine of ten investment portfolios of the Trust. Each Fund has a distinctive investment objective and investment policies. Each Fund, except the S&P 500 Index Fund, invests all of its investable assets in a corresponding Portfolio of the AMR Trust which has an identical investment objective. The S&P 500 Index Fund invests all of its investable assets in the Equity 500 Index Portfolio, which is a separate investment company, advised by BT with an identical investment objective. The Manager provides the Portfolios, except the Equity 500 Index Portfolio, with business and asset management services, including the evaluation and monitoring of the investment advisers, and it provides the Funds with administrative services. BT provides the Equity 500 Index Portfolio with investment advisory, administrative and other services.



     The Funds, except the S&P 500 Index Fund, currently consist of three classes of shares and the S&P 500 Index Fund currently consists of two classes of shares, including the "PlanAhead Class" which is available to all investors, including smaller institutional investors, investors using intermediary organizations such as discount brokers or plan sponsors, individual retirement accounts ("IRAs"), and self-employed individual retirement plans ("HR-10 Plans" or "Keogh Plans"). For further information about the Funds' other classes, including eligibility requirements, refer to the appropriate address and phone number on the back cover of this Prospectus.


    Although each class of shares is designed to meet the needs of different categories of investors, all classes of each Fund share the same portfolio of investments and a common investment objective. See "Investment Objectives, Policies and Risks." There is no guarantee that a Fund will achieve its investment objective. Based on its value, a share of a Fund, regardless of class, will receive a proportionate share of the investment income and the gains (losses) earned (or incurred) by the Fund. It also will bear its proportionate share of expenses that are allocated to the Fund as a whole. However, certain expenses are allocated separately to each class of shares.

    The assets of the Balanced Portfolio, the Growth and Income Portfolio and the International Equity Portfolio are allocated by the Manager among investment advisers designated for each of those Portfolios. BT serves as the investment adviser to the Equity 500 Index Portfolio. The assets of the Intermediate Bond Portfolio are allocated by the Manager between the Manager and another investment adviser. Investment decisions for the Short-Term Bond Portfolio and the Money Market Portfolios are made directly by the Manager. With the exception of the S&P 500 Index Fund, each investment adviser has discretion to purchase and sell portfolio securities in accordance with the investment objectives, policies and restrictions described in this Prospectus, the SAI, and specific investment strategies developed by the Manager. See "Investment Advisers."

    PlanAhead Class shares are offered without a sales charge at the net asset value next determined after an investment is received and accepted. Shares will be redeemed at the next share price calculated after receipt of a redemption order. See "How to Purchase Shares" and "How to Redeem Shares."

INVESTMENT OBJECTIVES, POLICIES AND RISKS

    The investment objective and policies of each Fund and its corresponding Portfolio are described below. Except as otherwise indicated, the investment policies of any Fund may be changed at any time by the Board to the extent that such changes are consistent with the investment objective of the applicable Fund. However, each Fund's investment objective may not be changed without a majority vote of that Fund's outstanding shares, which is defined as the lesser of (a) 67% of the shares of the applicable Fund present or represented if the holders of more than 50% of the shares are present or represented at the shareholders' meeting, or (b) more than 50% of the shares of the applicable Fund (hereinafter, "majority vote"). Except for the Equity 500 Index Portfolio, a Portfolio's investment objective may not be changed without a majority vote of that Portfolio's interest holders. The investment objective of the Equity 500 Index Portfolio is not a fundamental policy. Shareholders of the S&P 500 Index Fund will receive thirty days' prior written notice with respect to any change in the investment objective of the Equity 500 Index Portfolio.

                                                                      PROSPECTUS

    Each Fund has a fundamental investment policy which allows it to invest all of its investable assets in its corresponding Portfolio. All other fundamental investment policies and the non-fundamental investment policies of each Fund and its corresponding Portfolio are identical. Therefore, although the following discusses the investment policies of each Portfolio, the AMR Trust's Board of Trustees ("AMR Trust Board") and the Equity 500 Index Portfolio's Board of Trustees ("Equity 500 Index Portfolio Board"), it applies equally to each Fund and each Board.

AMERICAN AADVANTAGE BALANCED FUND -- This Fund's investment objective is to realize both income and capital appreciation. This Fund seeks its investment objective by investing all of its investable assets in the Balanced Portfolio, which invests primarily in equity and debt securities. Although equity securities (such as stocks) will be purchased primarily for capital appreciation and debt securities (such as bonds) will be purchased primarily for income purposes, income and capital appreciation potential will be considered in connection with all such investments. Excluding collateral for securities loaned, ordinarily the Portfolio will have a minimum of 30% and a maximum of 70% of its assets invested in equity securities and a minimum of 30% and a maximum of 70% of its assets invested in debt securities which, at the time of purchase, are rated in one of the four highest rating categories by all nationally recognized statistical rating organizations ("Rating Organizations") rating that security such as Standard & Poor's ("S&P") or Moody's Investor Services, Inc. ("Moody's") or, if unrated, are deemed to be of comparable quality by the applicable investment adviser. Obligations rated in the fourth highest rating category are limited to 25% of the Portfolio's debt allocation. Obligations rated in the BBB or Baa categories by any Rating Organization have speculative characteristics and thus changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. See the SAI for a description of debt ratings. The Portfolio, at the discretion of the investment advisers, may retain a security that has been downgraded below the initial investment criteria. The Portfolio usually invests between 50% and 65% of its assets in equity securities and between 35% and 50% of its assets in debt securities. The remainder of the Portfolio's assets may be invested in cash or cash equivalents, including obligations that are permitted investments for the Money Market Portfolio and in other investment companies. However, when its investment advisers deem that market conditions warrant, the Portfolio may, for temporary defensive purposes, invest up to 100% of its assets in cash, cash equivalents and investment grade short-term obligations.


    The Portfolio's investments in debt securities may include investments in obligations of the U.S. Government and its agencies and instrumentalities, including separately traded registered interest and principal securities ("STRIPS") and other zero coupon obligations; corporate bonds, notes and debentures; non-convertible preferred stocks; mortgage-backed securities; asset-backed securities; and domestic, Yankeedollar and Eurodollar bank deposit notes, certificates of deposit, bonds and notes. Such obligations may have a fixed, variable or floating rate of interest. See the SAI for a further description of the foregoing securities. The value of the Portfolio's debt investments will vary in response to interest rate changes as described in "American AAdvantage Intermediate Bond Fund and American AAdvantage Short-Term Bond Fund."


    The Portfolio also may engage in dollar rolls or purchase or sell securities on a "when-issued" or "forward commitment" basis. The purchase or sale of when-issued securities enables an investor to hedge against anticipated changes in interest rates and prices by locking in an attractive price or yield. The price of when-issued securities is fixed at the time the commitment to purchase or sell is made, but delivery and payment for the when-issued securities take place at a later date, normally one to two months after the date of purchase. During the period between purchase and settlement, no payment is made by the purchaser to the issuer and no interest accrues to the purchaser. Such transactions therefore involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date. A sale of a when-issued security also involves the risk that the other party will be unable to settle the transaction. Dollar rolls are a type of forward commitment transaction. Purchases and sales of securities on a forward commitment basis involve a commitment to purchase or sell securities with payment and delivery to take place at some future date, normally one to two months after the date of the transaction. As with when-issued securities, these transactions involve certain risks, but they also enable an investor to hedge against anticipated
PROSPECTUS
changes in interest rates and prices. Forward commitment transactions are executed for existing obligations, whereas in a when-issued transaction, the obligations have not yet been issued. When purchasing securities on a when-issued or forward commitment basis, a segregated account of liquid assets at least equal to the value of purchase commitments for such securities will be maintained until the settlement date.


    The Portfolio's equity investments may consist of common stocks, preferred stocks and convertible securities, including foreign securities that are represented by U.S. dollar-denominated American Depositary Receipts traded in the United States on exchanges and in the over-the-counter market. When purchasing equity securities, primary emphasis will be placed on undervalued securities with above average growth expectations. The Manager believes that purchasing securities which the investment advisers believe are undervalued in the market and that have above average growth potential will outperform other investment styles over the longer term while minimizing volatility and downside risk. The Manager will recommend that, with respect to portfolio management of equity assets, the Trust retain only those investment advisers who, in the Manager's opinion, utilize such an approach.


    BARROW, HANLEY, MEWHINNEY & STRAUSS, INC.; BRANDYWINE ASSET MANAGEMENT, INC.; GSB INVESTMENT MANAGEMENT, INC.; HOTCHKIS AND WILEY; and INDEPENDENCE INVESTMENT ASSOCIATES, INC. currently manage the assets of the Balanced Portfolio. See "Investment Advisers."


AMERICAN AADVANTAGE GROWTH AND INCOME FUND -- This Fund's investment objective is to realize long-term capital appreciation and current income. This Fund seeks its investment objective by investing all of its investable assets in the Growth and Income Portfolio, which invests primarily in equity securities. Excluding collateral for securities loaned, ordinarily at least 80% of the Portfolio's assets will be invested in equity securities consisting of common stocks, preferred stocks, securities convertible into common stocks, and securities having common stock characteristics, such as rights and warrants, and foreign equity securities that are represented by U.S. dollar-denominated American Depositary Receipts traded in the United States on exchanges and in the over-the-counter market. When purchasing equity securities, primary emphasis will be placed on undervalued securities with above average growth expectations. In order to seek either above average current income or capital appreciation when interest rates are expected to decline, the Portfolio may invest in debt securities which, at the time of purchase, are rated in one of the four highest rating categories by all Rating Organizations rating that security or, if unrated, are deemed to be of comparable quality by the applicable investment adviser. Obligations rated in the fourth highest rating category are limited to 25% of the Portfolio's debt allocation. See "American AAdvantage Balanced Fund" for a description of the risks involved with these obligations. See the SAI for definitions of the foregoing securities and for a description of debt ratings. The Portfolio also may invest in other investment companies or in cash and cash equivalents, including obligations that are permitted investments for the Money Market Portfolio. However, when its investment advisers deem that market conditions warrant, the Portfolio may, for temporary defensive purposes, invest up to 100% of its assets in cash, cash equivalents and investment grade short-term obligations. In addition, the Portfolio may purchase or sell securities on a when-issued or forward commitment basis. See "American AAdvantage Balanced Fund" for a description of these transactions.


     BARROW, HANLEY, MEWHINNEY & STRAUSS, INC.; BRANDYWINE ASSET MANAGEMENT, INC.; GSB INVESTMENT MANAGEMENT, INC.; HOTCHKIS AND WILEY; and INDEPENDENCE INVESTMENT ASSOCIATES, INC. currently manage the assets of the Growth and Income Portfolio. See "Investment Advisers."

AMERICAN AADVANTAGE INTERNATIONAL EQUITY FUND -- This Fund's investment objective is to realize long-term capital appreciation. This Fund seeks its investment objective by investing all of its investable assets in the International Equity Portfolio, which invests primarily in equity securities of issuers based outside the United States. Ordinarily the Portfolio will invest at least 65% of its assets in common stocks and securities convertible into common stocks of issuers in at least three different countries located outside the United States. However, excluding collateral for securities loaned, the Portfolio generally invests in excess of 80% of its assets in such securities. The remainder of the Portfolio's assets will be invested in non-U.S. debt securities which, at the time of purchase, are rated in one of the three highest rating categories by any Rating Organization or, if unrated, are deemed to be of comparable quality by the applicable investment adviser and traded publicly on a world market, or in cash or cash

                                                                      PROSPECTUS
equivalents, including obligations that are permitted investments for the Money Market Portfolio or in other investment companies. However, when its investment advisers deem that market conditions warrant, the Portfolio may, for temporary defensive purposes, invest up to 100% of its assets in cash, cash equivalents, other investment companies and investment grade short-term obligations.

    The investment advisers select securities based upon a country's economic outlook, market valuation and potential changes in currency exchange rates. When purchasing equity securities, primary emphasis will be placed on undervalued securities with above average growth expectations.

    Overseas investing carries potential risks not associated with domestic investments. Such risks include, but are not limited to: (1) political and financial instability abroad, including risk of nationalization or expropriation of assets and the risk of war; (2) less liquidity and greater volatility of foreign investments; (3) less public information regarding foreign companies;
(4) less government regulation and supervision of foreign stock exchanges, brokers and listed companies; (5) lack of uniform accounting, auditing and financial reporting standards; (6) delays in transaction settlement in some foreign markets; (7) possible imposition of confiscatory foreign taxes; (8) possible limitation on the removal of securities or other assets of the Portfolio; (9) restrictions on foreign investments and repatriation of capital;
(10) currency fluctuations; (11) cost and possible restrictions of currency conversion; (12) withholding taxes on dividends in foreign countries; and (13) possible higher commissions, custodial fees and management costs than in the U.S. market. These risks are often greater for investments in emerging or developing countries.

    The Portfolio will limit its investments to those in countries which have been recommended by the Manager and which have been approved by the AMR Trust Board. Countries may be added or deleted with AMR Trust Board approval. In determining which countries will be approved, the AMR Trust Board will evaluate the risk factors set forth above and will particularly focus on the ability to repatriate funds, the size and liquidity aspects of a particular country's market and the investment climate for foreign investors. The current countries in which the Portfolio may invest are Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, Mexico, Netherlands, New Zealand, Norway, Portugal, Singapore, South Korea, Spain, Sweden, Switzerland and the United Kingdom.

    The Portfolio may trade forward foreign currency contracts ("forward contracts"), which are derivatives, to hedge currency fluctuations of underlying stock or bond positions, or in other circumstances permitted by the Commodity Futures Trading Commission ("CFTC"). Forward contracts to sell foreign currency may be used when the management of the Portfolio believes that the currency of a particular foreign country may suffer a decline against the U.S. dollar. Forward contracts also are entered into to set the exchange rate for a future transaction. In this manner, the Portfolio may protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar or other currency which is being used for the security purchase and the foreign currency in which the security is denominated during the period between the date on which the security is purchased or sold and the date on which payment is made or received. Forward contracts involve certain risks which include, but are not limited to: (1) imperfect correlation between the securities hedged and the contracts themselves; and (2) possible decrease in the total return of the Portfolio. Forward contracts are discussed in greater detail in the SAI.

    The Portfolio also may trade currency futures for the same reasons as for entering into forward contracts as set forth above. Currency futures are traded on U.S. and foreign currency exchanges. The use of currency futures also entails certain risks which include, but are not limited to: (1) less liquidity due to daily limits on price fluctuation; (2) imperfect correlation between the securities hedged and the contracts themselves; (3) possible decrease in the total return of the Portfolio due to hedging; (4) possible reduction in value for both the contracts and the securities being hedged; and (5) potential losses in excess of the amounts invested in the currency futures contracts themselves. The Portfolio may not enter into currency futures contracts if the purchase or sale of such contract would cause the sum of the Portfolio's initial and any variation margin deposits to exceed 5% of its total assets. Currency futures contracts, which are derivatives, are discussed in greater detail in the SAI. PROSPECTUS

    HOTCHKIS AND WILEY, MORGAN STANLEY ASSET MANAGEMENT INC. and TEMPLETON INVESTMENT COUNSEL, INC. currently serve as investment advisers to the International Equity Portfolio. See "Investment Advisers."

AMERICAN AADVANTAGE S&P 500 INDEX FUND -- This Fund's investment objective is to provide investment results that, before expenses, correspond to the total return (the combination of capital changes and income) of common stocks publicly traded in the United States, as represented by the S&P 500. This Fund seeks its investment objective by investing all of its investable assets in the Equity 500 Index Portfolio which invests in common stocks of companies that compose the S&P
500. The Fund offers investors a convenient means of diversifying their holdings of common stocks while relieving those investors of the administrative burdens typically associated with purchasing and holding these instruments.

    The Portfolio is not managed according to traditional methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial and market analyses and investment judgment. Instead, the Portfolio, utilizing a "passive" or "indexing" investment approach, attempts to replicate, before expenses, the performance of the S&P 500.

    Under normal conditions, the Portfolio will invest at least 80% of its assets in common stocks of companies that compose the S&P 500. In seeking to replicate the performance of the S&P 500, BT, the Portfolio's investment adviser, will attempt over time to allocate the Portfolio's investments among common stocks in approximately the same weightings as the S&P 500, beginning with the heaviest-weighted stocks that make up a larger portion of the Index's value. Over the long term, BT normally seeks a correlation between the performance of the Portfolio, before expenses, and that of the S&P 500 of 0.98 or better. A figure of 1.00 would indicate perfect correlation. In the unlikely event that the correlation is not achieved, the Equity 500 Index Portfolio Board will consider alternative structures.

    BT utilizes a two-stage sampling approach in seeking to obtain the objective. Stage one, which encompasses large capitalization stocks, maintains the stock holdings at or near their benchmark weights. Large capitalization stocks are defined as those securities that represent 0.10% or more of the Index. In stage two, smaller stocks are analyzed and selected using risk characteristics and industry weights in order to match the sector and risk characteristics of the smaller companies in the S&P 500. This approach helps to maximize portfolio liquidity while minimizing costs.

    BT generally will seek to match the composition of the S&P 500, but usually will not invest the Portfolio's stock portfolio to mirror the Index exactly. Because of the difficulty and expense of executing relatively small stock transactions, the Portfolio may not always be invested in the less heavily weighted S&P 500 stocks and may at times have its portfolio weighted differently from the S&P 500. When the Portfolio's size is greater, BT expects to purchase more of the stocks in the S&P 500 and to match the relative weighting of the S&P 500 more closely and anticipates that the Portfolio will be able to mirror, before expenses, the performance of the S&P 500 with little variance. In addition, the Portfolio may omit or remove any S&P 500 stock from the Portfolio if, following objective criteria, BT judges the stock to be insufficiently liquid or believes the merit of the investment has been substantially impaired by extraordinary events or financial conditions. BT will not purchase the stock of Bankers Trust New York Corporation, which is included in the Index, and instead will overweight its holdings of companies engaged in similar businesses.

    Under normal conditions, BT will attempt to invest as much of the Portfolio's assets as is practical in common stocks included in the S&P 500. However, the Portfolio may maintain up to 20% of its assets in short-term debt securities and money market instruments hedged with stock index futures and options to meet redemption requests or to facilitate the investment in common stocks.

    When the Portfolio has cash from new investments in the Portfolio or holds a portion of its assets in money market instruments, it may enter into stock index futures or options to attempt to increase its exposure to the stock market. Strategies the Portfolio could use to accomplish this include purchasing futures contracts, writing
                                                                      PROSPECTUS
put options, and purchasing call options. When the Portfolio wishes to sell securities, because of shareholder redemptions or otherwise, it may use stock index futures or options thereon to hedge against market risk until the sale can be completed. These strategies could include selling futures contracts, writing call options, and purchasing put options.

    BT will choose among futures and options strategies based on its judgment of how best to meet the Portfolio's goals. In selecting futures and options, BT will assess such factors as current and anticipated stock prices, relative liquidity and price levels in the options and futures markets compared to the securities markets, and the Portfolio's cash flow and cash management needs. If BT judges these factors incorrectly, or if price changes in the Portfolio's futures and options positions are not well correlated with those of its other investments, the Portfolio could be hindered in the pursuit of the objective and could suffer losses. The Portfolio could also be exposed to risks if it could not close out its futures or options positions because of an illiquid secondary market. BT will only use these strategies for cash management purposes. Futures and options will not be used to increase portfolio risk above the level that could be achieved using only traditional investment securities or to acquire exposure to changes in the value of assets or indices that by themselves would not be purchased for the Portfolio. Futures and options are discussed in greater detail in the SAI.

    The Portfolio intends to stay invested in the securities described above to the extent practical in light of the objective and long-term investment perspective. However, the Portfolio's assets may be invested in short-term instruments with remaining maturities of 397 days or less to meet anticipated redemptions and expenses or for day-to-day operating purposes. Short-term instruments consist of (1) short-term obligations of the U.S. Government, its agencies, instrumentalities, authorities or political subdivisions; (2) other short-term debt securities rated Aa or higher by Moody's or AA or higher by S&P or, if unrated, of comparable quality in the opinion of BT; (3) commercial paper; (4) bank obligations, including negotiable certificates of deposit, time deposits and bankers' acceptances; and (5) repurchase agreements. At the time the Portfolio invests in commercial paper, bank obligations or repurchase agreements, the issuer or the issuer's parent must have outstanding debt rated Aa or higher by Moody's or AA or higher by S&P or outstanding commercial paper or bank obligations rated Prime-1 by Moody's or A-1 by S&P; or, if no such ratings are available, the instrument must be of comparable quality in the opinion of BT.


    The S&P 500 is a well-known stock market index that includes common stocks of 500 companies from several industrial sectors representing a significant portion of the market value of all common stocks publicly traded in the United States, most of which are listed on the New York Stock Exchange (the "Exchange"). Stocks in the S&P 500 are weighted according to their market capitalization (the number of shares outstanding multiplied by the stock's current price). BT believes that the performance of the S&P 500 is representative of the performance of publicly traded common stocks in general. The composition of the S&P 500 is determined by S&P and is based on such factors as the market capitalization and trading activity of each stock and its adequacy as a representation of stocks in a particular industry group, and may be changed from time to time.


    The Fund and the Portfolio are not sponsored, endorsed, sold or promoted by S&P. S&P makes no representation or warranty, express or implied, to the owners of the Fund or the Portfolio or any member of the public regarding the advisability of investing in securities generally or in the Fund and the Portfolio particularly or the ability of the S&P 500 to track general stock market performance. S&P does not guarantee the accuracy and/or the completeness of the S&P 500 or any data included therein.

    S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO THE RESULTS TO BE OBTAINED BY THE FUND OR THE PORTFOLIO, OWNERS OF THE FUND OR THE PORTFOLIO, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES AND HEREBY EXPRESSLY DISCLAIMS ALL SUCH WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 OR ANY DATA INCLUDED THEREIN.

PROSPECTUS

    The ability of the Fund and the Portfolio to meet their investment objective depends to some extent on the cash flow experienced by the Fund and by the other investors in the Portfolio, since investments and redemptions by shareholders of the Fund generally will require the Portfolio to purchase or sell securities. BT will make investment changes to accommodate cash flow in an attempt to maintain the similarity of the Portfolio to the S&P 500. An investor should also be aware that the performance of the S&P 500 is a hypothetical number that does not take into account brokerage commissions and other costs of investing, unlike the Portfolio which must bear these costs. Finally, since the Portfolio seeks to track the S&P 500, BT generally will not attempt to judge the merits of any particular stock as an investment.


AMERICAN AADVANTAGE INTERMEDIATE BOND FUND and AMERICAN AADVANTAGE SHORT-TERM BOND FUND -- The investment objective of these Funds is to realize income and capital appreciation. As an investment policy, each Fund primarily seeks income and secondarily seeks capital appreciation. The Intermediate Bond Fund and the Short-Term Bond Fund seek their investment objective by investing all of their investable assets in the Intermediate Bond Portfolio and the Short-Term Bond Portfolio, respectively, which invest primarily in debt obligations. Permissible investments include securities of the U.S. Government and its agencies and instrumentalities, including STRIPS and other zero coupon obligations; corporate bonds, notes and debentures; non-convertible preferred stocks; mortgage-backed securities; asset-backed securities; domestic, Yankeedollar and Eurodollar certificates of deposit, bank deposit notes, and bank notes; other investment companies; and cash or cash equivalents including obligations that are permitted investments for the Money Market Portfolio. Such obligations may have a fixed, variable or floating rate of interest. At the time of purchase, all such securities will be rated in one of the four highest rating categories by all Rating Organizations rating such obligation or, if unrated, will be deemed to be of comparable quality by the Manager or the investment adviser. Obligations rated in the fourth highest rating category are limited to 25% of each Portfolio's total assets. See "American AAdvantage Balanced Fund" for a description of the risks involved with these obligations. The Portfolios, at the discretion of the Manager and the investment adviser, may retain a security which has been downgraded below the initial investment criteria. See the SAI for definitions of the foregoing securities and for a description of debt ratings. Principal and/or interest payments for obligations of the U.S. Government's agencies or instrumentalities may or may not be backed by the full faith and credit of the U.S. Government.



    Although investments will not be restricted by either maturity or duration of the securities purchased, under normal circumstances, the Intermediate Bond Portfolio will seek to maintain a dollar weighted average duration of three to seven years and the Short-Term Bond Portfolio will seek to maintain a dollar weighted average duration of one to three years. Because the timing on return of principal for both asset-backed and mortgage-backed securities is uncertain, in calculating the average weighted duration of the Portfolios, the duration of these securities may be based on certain industry conventions.



    Mortgage-backed securities are securities representing interests in "pools" of mortgages in which payments of both interest and principal on the securities are made monthly, in effect, "passing through" monthly payments made by the individual borrowers on the mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose the Portfolios to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment, the value of the premium would be lost. Like other debt securities, when interest rates rise, the value of mortgage-related securities generally will decline; however, when interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as other debt securities.


    Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association ("GNMA")) or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by the Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC"), which are
                                                                      PROSPECTUS
supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations). Mortgage pass-through securities created by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported with various credit enhancements such as pool insurance, guarantees issued by governmental entities, a letter of credit from a bank or senior/subordinated structures.

    Collateralized mortgage obligations ("CMOs") are hybrid instruments with characteristics of both mortgage-backed bonds and mortgage pass-through securities. Similar to a mortgage pass-through, interest and prepaid principal on a CMO are paid, in most cases, monthly. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC or FNMA. CMOs are structured in multiple classes, with each class bearing a different stated maturity or interest rate.


    The Portfolios are permitted to invest in asset-backed securities, subject to the Portfolios' rating and quality requirements. Through the use of trusts and special purpose subsidiaries, various types of assets, primarily home equity loans, automobile and credit card receivables, and other types of receivables or other assets as well as purchase contracts, financing leases and sales agreements entered into by municipalities, are securitized in pass-through structures similar to the mortgage pass-through structures described above. Consistent with the Funds' and the Portfolios' investment objective, policies and quality standards, the Portfolios may invest in these and other types of asset-backed securities which may be developed in the future.


    Asset-backed securities involve certain risks that do not exist with mortgage-related securities, resulting mainly from the fact that asset-backed securities do not usually contain the benefit of a complete security interest in the related collateral. For example, credit card receivables generally are unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, some of which may reduce the ability to obtain full payment. In the case of automobile receivables, due to various legal and economic factors, proceeds from repossessed collateral may not always be sufficient to support payments on the securities. The risks associated with asset-backed securities are often reduced by the addition of credit enhancements, such as a letter of credit from a bank, excess collateral or a third-party guarantee.


    Investments in Yankeedollar and Eurodollar bonds, notes and certificates of deposit involve risks that differ from investments in securities of domestic issuers. See "American AAdvantage Money Market Fund" for a description of these risks. The Portfolios also may engage in dollar rolls, or purchase or sell securities on a when-issued or forward commitment basis as described under "American AAdvantage Balanced Fund."



    The market value of fixed rate securities, and thus the net asset value of these Portfolios' shares, is expected to vary inversely with movements in interest rates. The market value of variable and floating rate instruments should not vary as much due to the periodic adjustments in their interest rates. An adjustment which increases the interest rate of such securities should reduce or eliminate declines in market value resulting from a prior upward movement in interest rates, and an adjustment which decreases the interest rate of such securities should reduce or eliminate increases in market value resulting from a prior downward movement in interest rates.



    The MANAGER serves as the sole active investment adviser to the Short-Term Bond Portfolio. The MANAGER and BARROW, HANLEY, MEWHINNEY & STRAUSS, INC. currently manage the assets of the Intermediate Bond Portfolio. See "Investment Advisers."



MONEY MARKET FUNDS -- The investment objectives of the Money Market Funds are to seek current income, liquidity and the maintenance of a stable $1.00 price per share. The Money Market Funds seek to achieve these objectives by investing all of their investable assets in the Money Market Portfolios, which invest in high quality, U.S. dollar-denominated short-term obligations that have been determined by the Manager or the AMR Trust Board to present minimal credit risks. Portfolio investments are valued based on the amortized cost valuation technique pursuant to Rule 2a-7 under the Investment Company Act of 1940 ("1940 Act"). See the SAI for an explanation


PROSPECTUS
of the amortized cost valuation method. Obligations in which the Money Market Portfolios invest generally have remaining maturities of 397 days or less, although instruments subject to repurchase agreements and certain variable and floating rate obligations may bear longer final maturities. The average dollar-weighted portfolio maturity of each Money Market Portfolio will not exceed 90 days. The Manager serves as the sole investment adviser to the Money Market Funds. See "Management and Administration of the Trust."

AMERICAN AADVANTAGE MONEY MARKET FUND -- The Fund's corresponding Portfolio may invest in obligations permitted to be purchased under Rule 2a-7 of the 1940 Act including, but not limited to, (1) obligations of the U.S. Government or its agencies or instrumentalities; (2) loan participation interests, medium-term notes, funding agreements and asset-backed securities; (3) domestic, Yankeedollar and Eurodollar certificates of deposit, time deposits, bankers' acceptances, commercial paper, bank deposit notes and other promissory notes, including floating or variable rate obligations issued by U.S. or foreign bank holding companies and their bank subsidiaries, branches and agencies; and (4) repurchase agreements involving the obligations listed above. The Money Market Portfolio will invest only in issuers or instruments that at the time of purchase (1) have received the highest short-term rating by two Rating Organizations such as "A-1" by S&P and "P-1" by Moody's; (2) are single rated and have received the highest short-term rating by a Rating Organization; or (3) are unrated, but are determined to be of comparable quality by the Manager pursuant to guidelines approved by the AMR Trust Board and subject to ratification by the AMR Trust Board. See the SAI for definitions of the foregoing instruments and rating systems. The Portfolio may invest in other investment companies. The Portfolio also may purchase or sell securities on a when-issued or forward commitment basis as described under "American AAdvantage Balanced Fund."

    The Portfolio will invest more than 25% of its assets in obligations issued by the banking industry. However, for temporary defensive purposes during periods when the Manager believes that maintaining this concentration may be inconsistent with the best interest of shareholders, the Portfolio may not maintain this concentration.

    Investments in Eurodollar (U.S. dollar obligations issued outside the United States by domestic or foreign entities) and Yankeedollar (U.S. dollar obligations issued inside the United States by foreign entities) obligations involve additional risks. Most notably, there generally is less publicly available information about foreign issuers; there may be less governmental regulation and supervision; foreign issuers may use different accounting and financial standards; and the adoption of foreign governmental restrictions may affect adversely the payment of principal and interest on foreign investments. In addition, not all foreign branches of United States banks are supervised or examined by regulatory authorities as are United States banks, and such branches may not be subject to reserve requirements.

    Variable amount master demand notes in which the Portfolio may invest are unsecured demand notes that permit the indebtedness thereunder to vary, and provide for periodic adjustments in the interest rate. Because master demand notes are direct lending arrangements between the Portfolio and the issuer, they are not normally publicly traded. There is no secondary market for the notes; however, the period of time remaining until payment of principal and accrued interest can be recovered under a variable amount master demand note generally will not exceed seven days. To the extent this period is exceeded, the note in question would be considered illiquid. Issuers of variable amount master demand notes must satisfy the same criteria as set forth for other promissory notes (e.g. commercial paper). The Portfolio will invest in variable amount master demand notes only when such notes are determined by the Manager, pursuant to guidelines established by the AMR Trust Board, to be of comparable quality to rated issuers or instruments eligible for investment by the Portfolio. In determining average dollar weighted portfolio maturity, a variable amount master demand note will be deemed to have a maturity equal to the longer of the period of time remaining until the next readjustment of the interest rate or the period of time remaining until the principal amount can be recovered from the issuer on demand.

AMERICAN AADVANTAGE MUNICIPAL MONEY MARKET FUND -- The Fund's corresponding Portfolio may invest in municipal obligations issued by or on behalf of the governments of states, territories, or possessions of the United States; the District of Columbia; and their political subdivisions, agencies and instrumentalities if the interest these obligations provide is generally exempt from federal income tax. The Municipal Money Market Portfolio will
                                                                      PROSPECTUS
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

invest only in issuers or instruments that at the time of purchase (1) are guaranteed by the U.S. Government, its agencies, or instrumentalities; (2) are secured by letters of credit that are irrevocable and issued by banks which qualify as authorized issuers for the Money Market Portfolio (see "American AAdvantage Money Market Fund"); (3) are guaranteed by one or more municipal bond insurance policies that cannot be canceled and are issued by third-party guarantors possessing the highest claims- paying rating from a Rating Organization; (4) have received one of the two highest short-term ratings from at least two Rating Organizations; (5) are single rated and have received one of the two highest short-term ratings from that Rating Organization; (6) have no short-term rating but the instrument is comparable to the issuer's rated short-term debt; (7) have no short-term rating (or comparable rating) but have received one of the top two long-term ratings from all Rating Organizations rating the issuer or instrument; or (8) are unrated, but are determined to be of comparable quality by the Manager pursuant to guidelines approved by, and subject to the oversight of, the AMR Trust Board. The Portfolio also may invest in other investment companies. Ordinarily at least 80% of the Portfolio's net assets will be invested in municipal obligations the interest from which is exempt from federal income tax. However, should market conditions warrant, the Portfolio may invest up to 20% (or for temporary defensive purposes, up to 100%) of its assets in eligible investments for the Money Market Portfolio which are subject to federal income tax.

    The Portfolio may invest in certain municipal obligations which have rates of interest that are adjusted periodically according to formulas intended to minimize fluctuations in the values of these instruments. These instruments, commonly known as variable rate demand obligations, are long-term instruments which allow the purchaser, at its discretion, to redeem securities before their final maturity at par plus accrued interest upon notice (typically 7 to 30 days).

    Municipal obligations may be backed by the full taxing power of a municipality ("general obligations"), or by the revenues from a specific project or the credit of a private organization ("revenue obligations"). Some municipal obligations are collateralized as to payment of principal and interest by an escrow of U.S. Government or federal agency obligations, while others are insured by private insurance companies, while still others may be supported by letters of credit furnished by domestic or foreign banks. The Portfolio's investments in municipal obligations may include fixed, variable, or floating rate general obligations and revenue obligations (including municipal lease obligations and resource recovery obligations); zero coupon and asset-backed obligations; variable rate auction and residual interest obligations; tax, revenue, or bond anticipation notes; tax-exempt commercial paper; and purchase obligations that are subject to restrictions on resale. See the SAI for a further discussion of the foregoing obligations. The Portfolio may purchase or sell obligations on a when-issued or forward commitment basis, as described under "American AAdvantage Balanced Fund."

    The Portfolio may invest more than 25% of the value of its total assets in municipal obligations which are related in such a way that an economic, business or political development or change affecting one such security would also affect the other securities; for example, securities the interest of which is paid from revenues of similar types of projects, or securities whose issuers are located in the same state. As a result, the Portfolio may be subject to greater risk compared to a fund that does not follow this practice. However, the Manager believes this risk is mitigated because it is anticipated that most of the Portfolio's assets will be insured or backed by bank letters of credit. Additionally, the Portfolio may invest more than 25% of the value of its total assets in industrial development bonds which, although issued by industrial development authorities, may be backed only by the assets and revenues of the non-governmental users.

    The Portfolio also may invest in municipal obligations that constitute "private activity obligations." These include obligations that finance student loans, residential rental projects, and solid waste disposal facilities. To the extent the Portfolio earns interest income on private activity obligations, shareholders will be required to treat the portion of the Fund's distributions attributable to its share of such interest as a "tax preference item" for purposes of determining their liability for the federal alternative minimum tax ("AMT") and, as a result, may become subject to (or increase their liability for) the AMT. Shareholders should consult their own tax advisers to determine whether they may be subject to the AMT. The Portfolio may invest in private activity obligations without limitation and it is anticipated that a substantial portion of the Portfolio's assets will be invested in these PROSPECTUS obligations. As a result, a substantial portion of the Fund's distributions may be a tax preference item, which will reduce the net return from the Fund for taxpayers subject to the AMT. Interest on "qualified" private activity obligations is exempt from federal income tax.


AMERICAN AADVANTAGE U.S. GOVERNMENT MONEY MARKET FUND -- The Fund's corresponding Portfolio will invest exclusively in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements which are collateralized by such obligations. U.S. Government securities include direct obligations of the U.S. Treasury (such as Treasury bills, Treasury notes and Treasury bonds). The Fund may invest in securities issued by the Agency for International Development, Farmers Home Administration, Farm Credit Banks, Federal Home Loan Bank, Federal Intermediate Credit Bank, Federal Financing Bank, Federal Land Bank, FNMA, GNMA, General Services Administration, Rural Electrification Administration, Small Business Administration, Tennessee Valley Authority, and others. Some of these obligations, such as those issued by the Federal Home Loan Bank and FHLMC, are supported only by the credit of the agency or instrumentality issuing the obligation and the discretionary authority of the U.S. Government to purchase the agency's obligations. See the SAI for a further discussion of the foregoing obligations. Counterparties for repurchase agreements must be approved by the AMR Trust Board. The Portfolio may purchase or sell securities on a when-issued or forward commitment basis, as described under "American AAdvantage Balanced Fund."


OTHER INVESTMENT POLICIES -- In addition to the investment policies described previously, each Portfolio also may lend its securities, enter into fully collateralized repurchase agreements and invest in private placement offerings.


    SECURITIES LENDING. Each Portfolio may lend securities to broker-dealers or other institutional investors pursuant to agreements requiring that the loans be continuously secured by any combination of cash, securities of the U.S. Government and its agencies and instrumentalities and approved bank letters of credit that at all times equal at least 100% of the market value of the loaned securities. Although the Equity 500 Index Portfolio may lend its securities, it has agreed that it will abstain from doing so. Securities loans will not be made if, as a result, the aggregate amount of all outstanding securities loans by any Portfolio of the AMR Trust would exceed 33 1/3% of its total assets (including the market value of collateral received). A Portfolio continues to receive interest on the securities loaned and simultaneously earns either interest on the investment of the cash collateral or fee income if the loan is otherwise collateralized. Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities loaned or loss of rights in the collateral. However, the Portfolios seek to minimize this risk by making loans only to borrowers which are deemed to be of good financial standing and which have been approved by the AMR Trust Board. For purposes of complying with each Portfolio's investment policies and restrictions, collateral received in connection with securities loans will be deemed an asset of a Portfolio to the extent required by law. Except for the Equity 500 Index Portfolio, the Manager will receive compensation for administrative and oversight functions with respect to securities lending. The amount of such compensation will depend on the income generated by the loan of each Portfolio's securities. The SEC has granted exemptive relief that permits the Portfolios to invest cash collateral received from securities lending transactions in shares of one or more private investment companies managed by the Manager. Subject to receipt of exemptive relief from the SEC, the Portfolios also may invest cash collateral received from securities lending transactions in shares of one or more registered investment companies managed by the Manager. See the SAI for further information regarding loan transactions.


    REPURCHASE AGREEMENTS. A repurchase agreement is an agreement under which securities are acquired by a Portfolio from a securities dealer or bank subject to resale at an agreed upon price on a later date. The acquiring Portfolio bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Portfolio is delayed or prevented from exercising its rights to dispose of the collateral securities. However, the investment advisers or the Manager attempt to minimize this risk by entering into repurchase agreements only with financial institutions which are deemed to be of good financial standing and which have been approved by the AMR Trust Board or the Equity 500 Index Portfolio Board, as appropriate. See the SAI for more information regarding repurchase agreements.

                                                                      PROSPECTUS

    PRIVATE PLACEMENT OFFERINGS. Investments in private placement offerings are made in reliance on the "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933 (the "1933 Act"), and resold to qualified institutional buyers under Rule 144A under the 1933 Act ("Section 4(2) securities"). Section 4(2) securities are restricted as to disposition under the federal securities laws, and generally are sold to institutional investors, such as the Portfolios, that agree they are purchasing the securities for investment and not with an intention to distribute to the public. Any resale by the purchaser must be pursuant to an exempt transaction and may be accomplished in accordance with Rule 144A. Section 4(2) securities normally are resold to other institutional investors such as the Portfolios through or with the assistance of the issuer or dealers that make a market in the Section 4(2) securities, thus providing liquidity. The Money Market Portfolios will not invest more than 10% (and the other Funds' respective Portfolios, no more than 15%) of their respective net assets in Section 4(2) securities and illiquid securities unless the applicable investment adviser determines, by continuous reference to the appropriate trading markets and pursuant to guidelines approved by the AMR Trust Board or the Equity 500 Index Portfolio Board that any Section 4(2) securities held by such Portfolio in excess of this level are at all times liquid.



    The AMR Trust Board, the Equity 500 Index Portfolio Board and the applicable investment adviser, pursuant to the guidelines approved by their respective Boards, will carefully monitor the Portfolios' investments in Section 4(2) securities offered and sold under Rule 144A, focusing on such important factors, among others, as: valuation, liquidity, and availability of information. Investments in Section 4(2) securities could have the effect of reducing a Portfolio's liquidity to the extent that qualified institutional buyers no longer wish to purchase these restricted securities.


BROKERAGE PRACTICES AND PORTFOLIO TURNOVER -- Each investment adviser will place its own orders to execute securities transactions which are designed to implement the applicable Portfolio's investment objective and policies. In placing such orders, each investment adviser will seek the best available price and most favorable execution. The full range and quality of services offered by the executing broker or dealer will be considered when making these determinations. Pursuant to written guidelines approved by the AMR Trust Board or the Equity 500 Index Portfolio Board, as appropriate, an investment adviser of a Portfolio, or its affiliated broker-dealer, may execute portfolio transactions and receive usual and customary brokerage commissions (within the meaning of Rule 17e-1 under the 1940 Act) for doing so.

    The Money Market Portfolios, the Intermediate Bond Portfolio and the Short-Term Bond Portfolio normally will not incur any brokerage commissions on their transactions because money market and debt instruments are generally traded on a "net" basis with dealers acting as principal for their own accounts and without a stated commission. The price of the obligation, however, usually includes a profit to the dealer. Obligations purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. No commissions or discounts are paid when securities are purchased directly from an issuer.


    No Portfolio, other than the Short-Term Bond Portfolio, currently expects its portfolio turnover rate to exceed 100%. The portfolio turnover rate for the Short-Term Bond Portfolio for the fiscal year ended October 31, 1997 was 282%. The portfolio turnover rate for the Balanced Portfolio for the fiscal year ended October 31, 1997 was 105%. This was due to an unusually large redemption in the Balanced Fund, which is not expected to reoccur. A Portfolio's turnover rate, or the frequency of portfolio transactions, will vary from year to year depending on market conditions and the Portfolio's cash flows. High portfolio activity increases a Portfolio's transaction costs, including brokerage commissions and may result in a greater number of taxable transactions.


ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS -- As previously described, investors should be aware that each Fund, unlike mutual funds that directly acquire and manage their own portfolios of securities, seeks to achieve its investment objective by investing all of its investable assets in a corresponding Portfolio of the AMR Trust, which is a separate investment company, or in the Equity 500 Index Portfolio, which is a separate investment company advised by BT. Since a Fund will invest only in its corresponding Portfolio, that Fund's shareholders will acquire only an indirect interest in the investments of the Portfolio.

PROSPECTUS

    The Manager expects, although it cannot guarantee, that the Trust will achieve economies of scale by investing in the AMR Trust and the Equity 500 Index Portfolio. In addition to selling their interests to the Funds, the Portfolios sell their interests to other non-affiliated investment companies and/or other institutional investors. All institutional investors in a Portfolio pay a proportionate share of the Portfolio's expenses and invest in that Portfolio on the same terms and conditions. However, other investment companies investing all of their assets in a Portfolio are not required to sell their shares at the same public offering price as a Fund and are allowed to charge different sales commissions. Therefore, investors in a Fund may experience different returns from investors in another investment company that invests exclusively in that Fund's corresponding Portfolio.

    The Fund's investment in a Portfolio may be affected materially by the actions of large investors in that Portfolio, if any. For example, as with all open-end investment companies, if a large investor were to redeem its interest in a Portfolio, that Portfolio's remaining investors could experience higher pro rata operating expenses, thereby producing lower returns. As a result, that Portfolio's security holdings may become less diverse, resulting in increased risk. Institutional investors in a Portfolio that have a greater pro rata ownership interest in the Portfolio than the Fund could have effective voting control over the operation of that Portfolio. A change in a Portfolio's fundamental objective, policies and restrictions, that is not approved by the shareholders of its corresponding Fund could require that Fund to redeem its interest in the Portfolio. Any such redemption could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) by the Portfolio. Should such a distribution occur, that Fund could incur brokerage fees or other transaction costs in converting such securities to cash. In addition, a distribution in kind could result in a less diversified portfolio of investments for that Fund and could affect its liquidity adversely.

    The Portfolios' and their corresponding Funds' investment objectives and policies are described above. See "Investment Restrictions" for a description of their investment restrictions. The investment objective of a Fund can be changed only with shareholder approval. The approval of a Fund and of other investors in its corresponding Portfolio, if any, is not required to change the investment objective, policies or limitations of that Portfolio, unless otherwise specified. Written notice will be provided to shareholders of a Fund within thirty days prior to any changes in its corresponding Portfolio's investment objective. If the investment objective of a Portfolio changes and the shareholders of its corresponding Fund do not approve a parallel change in that Fund's investment objective, the Fund would seek an alternative investment vehicle or the Manager and the investment advisers would actively manage the Fund.

    See "Management and Administration of the Trusts" for a complete description of the investment management fee and other expenses associated with the Fund's investment in its corresponding Portfolio. This Prospectus and the SAI contain more detailed information about each Fund and its corresponding Portfolio, including information related to (1) the investment objective, policies and restrictions of each Fund and its corresponding Portfolio, (2) the Board of Trustees and officers of the Trust, the AMR Trust and the Equity 500 Index Portfolio Board, (3) brokerage practices, (4) the Funds' shares, including the rights and liabilities of its shareholders, (5) additional performance information, including the method used to calculate yield and total return, and
(6) the determination of the value of each Fund's shares.

INVESTMENT RESTRICTIONS

    The following fundamental investment restrictions and the non-fundamental investment restriction are identical for each Fund and its corresponding Portfolio. Therefore, although the following discusses the investment restrictions of each Portfolio, it applies equally to each Fund. The following fundamental investment restrictions may be changed with respect to a particular Fund by the majority vote of that Fund's outstanding shares or with respect to a Portfolio by the majority vote of that Portfolio's interest holders. No Portfolio may:

    - Invest more than 5% of its total assets (taken at market value) in securities of any one issuer, other than obligations issued by the U.S. Government, its agencies and instrumentalities, or purchase more than 10% of the voting securities of any one issuer, with respect to 75% of a Portfolio's total assets. In addition,

                                                                      PROSPECTUS
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

      although not a fundamental investment restriction and therefore subject to change without shareholder vote, the Money Market Portfolio and the U.S. Government Money Market Portfolio apply this restriction with respect to 100% of their assets.

    - Invest more than 25% of its total assets in the securities of companies primarily engaged in any one industry, provided that: (i) this limitation does not apply to obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities; (ii) municipalities and their agencies and authorities are not deemed to be industries; and (iii) financial service companies are classified according to the end users of their services (for example, automobile finance, bank finance, and diversified finance will be considered separate industries). With respect to the Money Market Portfolio, this restriction does not apply to the banking industry.

    The following non-fundamental investment restriction may be changed with respect to a particular Fund by a vote of a majority of the Board or with respect to a Portfolio by a vote of a majority of the AMR Trust Board or the Equity 500 Index Portfolio Board, as appropriate: no Portfolio may invest more than 15% (or, with respect to any Money Market Portfolio, 10%) of its net assets in illiquid securities, including time deposits and repurchase agreements that mature in more than seven days.

    The above percentage limits are based upon asset values at the time of the applicable transaction; accordingly, a subsequent change in asset values will not affect a transaction that was in compliance with the investment restrictions at the time such transaction was effected. See the SAI for other investment limitations.

YIELDS AND TOTAL RETURNS


    From time to time each class of the Money Market Funds may advertise their "current yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. The current yield refers to the investment income generated over a seven calendar-day period (which period will be stated in the advertisement). This yield is then annualized by assuming the amount of investment income generated during that week is earned each week over a one-year period and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the investment income earned is assumed to be reinvested. The effective yield will be slightly higher than the current yield because of the compounding effect of this assumed reinvestment. The Municipal Money Market Fund also may quote "tax equivalent yields," which show the taxable yields a shareholder would have to earn before federal income taxes to equal this Fund's tax-exempt yields. The tax equivalent yield is calculated by dividing the Fund's tax-exempt yield by the result of one minus a stated federal income tax rate. If only a portion of the Fund's investment income was tax-exempt, only that portion is adjusted in the calculation. As stated earlier, the Fund considers interest on private activity obligations to be exempt from federal income tax. Each class of a Fund has different expenses which will impact its performance.



    Advertised yields for the PlanAhead Class of the Balanced Fund, the Growth and Income Fund, the International Equity Fund, the S&P 500 Index Fund, the Intermediate Bond Fund and the Short-Term Bond Fund (collectively, the "Variable NAV Funds") will be computed by dividing the net investment income per share earned by that class during the relevant time period by the maximum offering price per share for that class on the last day of the period. Additionally, each class of the Intermediate Bond Fund and the Short-Term Bond Fund may advertise a "monthly distribution rate." This rate is based on an annualized monthly dividend accrual rate per share compared with the month-end share price of each class of the Fund.


    Total return quotations advertised by the Funds may reflect the average annual compounded (or aggregate compounded) rate of return during the designated time period based on a hypothetical initial investment and the redeemable value of that investment at the end of the period. The Funds will at times compare their performance to applicable published indices, and also may disclose their performance as ranked by certain ranking entities. See the SAI for more information about the calculation of yields and total returns.
PROSPECTUS

MANAGEMENT AND ADMINISTRATION OF THE TRUSTS


FUND MANAGEMENT AGREEMENT -- The Board has general supervisory responsibility over the Trust's affairs, while the business affairs of the AMR Trust and the Equity 500 Index Portfolio are subject to the supervision of their respective Board of Trustees. The Manager provides or oversees all administrative, investment advisory and portfolio management services for the Trust pursuant to a Management Agreement dated April 3, 1987, as amended July 25, 1997, together with the Administrative Services Agreement described below. The AMR Trust and the Manager also entered into a Management Agreement dated October 1, 1995, as amended July 25, 1997, that obligates the Manager to provide or oversee all administrative, investment advisory and portfolio management services for the AMR Trust. The Manager, located at 4333 Amon Carter Boulevard, MD 5645, Fort Worth, Texas 76155, is a wholly owned subsidiary of AMR Corporation ("AMR"), the parent company of American Airlines, Inc., and was organized in 1986 to provide investment management, advisory, administrative and asset management consulting services. The assets of the Balanced Portfolio, the Growth and Income Portfolio and the International Equity Portfolio are allocated by the Manager among multiple investment advisers designated for that Portfolio. The assets of the Intermediate Bond Portfolio are allocated by the Manager between the Manager and another investment adviser. BT serves as investment adviser and administrator of, and provides custody and transfer agency services to, the Equity 500 Index Portfolio. See "Investment Advisers." The Manager serves as the sole active investment adviser to the Money Market Portfolios and the Short-Term Bond Portfolio. In addition, with the exception of the International Equity Portfolio and the Equity 500 Index Portfolio, if so requested by any investment adviser, the Manager will make the investment decisions with respect to assets allocated to that investment adviser which the investment adviser determines should be invested in short-term obligations of the type permitted for investment by the Money Market Portfolio. As of December 31, 1997, the Manager had assets under management totaling approximately $18.4 billion including approximately $6.1 billion under active management and $12.3 billion as named fiduciary or fiduciary adviser. Of the total, approximately $14.2 billion of assets are related to AMR. American Airlines, Inc. is not responsible for investments made in the American AAdvantage Funds.



    The Manager provides the Trust and the AMR Trust with office space, office equipment and personnel necessary to manage and administer the Trusts' operations. This includes complying with reporting requirements; corresponding with shareholders; maintaining internal bookkeeping, accounting and auditing services and records; and supervising the provision of services to the Trusts by third parties. The Manager oversees each Portfolio's participation in securities lending activities and any actions taken by the securities lending agent in connection with those activities to ensure compliance with all applicable regulatory and investment guidelines. The Manager also develops the investment programs for each Portfolio of the AMR Trust, selects and changes investment advisers (subject to approval by the AMR Trust Board and appropriate interest holders), allocates assets among investment advisers, monitors the investment advisers' investment programs and results, and coordinates the investment activities of the investment advisers to ensure compliance with regulatory restrictions.



    Except as otherwise provided below, the Manager bears the expense of providing the above services and pays the fees of the investment advisers of the Funds and the Portfolios of the AMR Trust. As compensation for paying the investment advisory fees and for providing the Portfolios with advisory and asset allocation services, the Manager receives from the AMR Trust an annualized advisory fee that is calculated and accrued daily, equal to the sum of (1) 0.15% of the net assets of the Money Market Portfolios, (2) 0.25% of the net assets of the Intermediate Bond Portfolio and the Short-Term Bond Portfolio, (3) 0.10% of the net assets of the other Portfolios of the AMR Trust, plus (4) all fees payable by the Manager to the investment advisers of the Balanced, the Growth and Income and the International Equity Portfolios as described in "Investment Advisers." The advisory fee is payable quarterly in arrears. To the extent that a Fund invests all of its investable assets in its corresponding Portfolio, the Manager will not receive an advisory fee under its Management Agreement with the Trust. The Manager receives compensation in connection with securities lending activities. If a Portfolio lends its portfolio securities and receives cash collateral from the borrower, the Manager may receive up to 25% of the net annual interest income (the gross interest earned by the investment less the amount paid to the borrower as well as related expenses) received from the investment of such cash. If a borrower posts collateral other than cash, the

                                                                      PROSPECTUS
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

borrower will pay to the lender a loan fee. The Manager may receive up to 25% of the loan fees posted by borrowers. Currently, the Manager receives 10% of the net annual interest income from the investment of cash collateral or 10% of the loan fees posted by borrowers. In addition, the Manager is compensated through the Administrative Services Agreement as described below for other services provided.

    Each Management Agreement will continue in effect provided that annually such continuance is specifically approved by a vote of the Board and the AMR Trust Board, including the affirmative votes of a majority of the Trustees of each Board who are not parties to the Management Agreement or "interested persons" as defined in the 1940 Act of any such party ("Independent Trustees"), cast in person at a meeting called for the purpose of considering such approval, or by the vote of a Fund's shareholders or a Portfolio's interest holders. A Management Agreement may be terminated with respect to a Fund or a Portfolio at any time, without penalty, by a majority vote of outstanding Fund shares or Portfolio interests on sixty (60) days' written notice to the Manager, or by the Manager, on sixty (60) days' written notice to the Trust or the AMR Trust. A Management Agreement will automatically terminate in the event of its "assignment" as defined in the 1940 Act.


    The Trust is responsible for expenses not otherwise assumed by the Manager, including the following: audits by independent auditors; transfer agency, custodian, dividend disbursing agent and shareholder recordkeeping services; taxes, if any, and the preparation of each Fund's tax returns; interest; costs of Trustee and shareholder meetings; printing and mailing prospectuses and reports to existing shareholders; fees for filing reports with regulatory bodies and the maintenance of the Funds' existence; legal fees; fees to federal and state authorities for the registration of shares; fees and expenses of Independent Trustees; insurance and fidelity bond premiums; fees paid to consultants providing reports regarding adherence by investment advisers to the investment style of a Portfolio; and any extraordinary expenses of a nonrecurring nature.


    A majority of the Independent Trustees of the Board have adopted written procedures reasonably appropriate to deal with potential conflicts of interest between the Trust and the AMR Trust.

FUND ADVISORY AGREEMENTS -- Each investment adviser, except BT, has entered into a separate investment advisory agreement with the Manager to provide investment advisory services to the Funds and the Portfolios of the AMR Trust. To the extent that a Fund invests all of its investable assets in a corresponding Portfolio, however, an investment adviser will receive an advisory fee only on behalf of the Portfolio and not on behalf of its corresponding Fund. As described below, the assets of the Balanced, the Growth and Income and the International Equity Portfolios are allocated among the investment advisers designated for each Portfolio and the assets of the Intermediate Bond Portfolio are allocated between the Manager and another investment adviser. The Manager is permitted to enter into new or modified advisory agreements with existing or new investment advisers without the approval of Fund shareholders or Portfolio interest holders, but subject to approval of the Board and the AMR Trust Board. The Securities and Exchange Commission issued an exemptive order which eliminates the need for shareholder/interest holder approval, subject to compliance with certain conditions. These conditions include the requirement that within 90 days of hiring a new adviser or implementing a material change with respect to an advisory contract, the applicable Fund send a notice to shareholders containing information about the change that would be included in a proxy statement. The Manager recommends investment advisers to the Board and the AMR Trust Board based upon its continuing quantitative and qualitative evaluation of the investment advisers' skill in managing assets using specific investment styles and strategies. The allocation of assets among investment advisers may be changed at any time by the Manager. Allocations among investment advisers will vary based upon a variety of factors, including the overall investment performance of each investment adviser, the Portfolio's cash flow needs and market conditions. The Manager need not allocate assets to each investment adviser designated for a Portfolio. The investment advisers can be terminated without penalty to the AMR Trust by the Manager, the AMR Trust Board or the interest holders of the applicable Portfolio. Short-term investment performance, by itself, is not a significant factor in selecting or terminating an investment adviser, and the Manager does not expect to recommend frequent changes of investment advisers. The Prospectus will be supplemented if additional investment advisers are retained or the contract with any existing investment adviser is terminated.
PROSPECTUS

    Each investment adviser has discretion to purchase and sell securities for its segment of a Portfolio's assets in accordance with that Portfolio's objectives, policies and restrictions and the more specific strategies provided by the Manager. Although the investment advisers are subject to general supervision by the AMR Trust Board, the Equity 500 Index Portfolio Board and the Manager, as appropriate, these parties do not evaluate the investment merits of specific securities transactions. As compensation for its services, each investment adviser, except BT, is paid a fee by the Manager out of the proceeds of the management fee received by the Manager from the AMR Trust.


ADMINISTRATIVE SERVICES AGREEMENTS -- The Manager and the Trust entered into an Administrative Services Agreement which obligates the Manager to provide the Funds those administrative and management services (other than investment advisory services) described in the Management Agreement. As compensation for these services, the Manager receives an annualized fee of 0.25% of the net assets of the PlanAhead Class of the Variable NAV Funds and 0.05% of the net assets of the PlanAhead Class of the Money Market Funds. The fee is payable quarterly in arrears.


    BT serves as the administrator to the Equity 500 Index Portfolio. Under an Administration and Services Agreement with the Portfolio, BT calculates the value of the assets of the Portfolio and generally assists the Equity 500 Index Portfolio Board in all aspects of the administration and operation of the Portfolio. The Administration and Services Agreement provides for the Portfolio to pay BT a fee, computed daily and paid monthly, at the rate of 0.05% of the average daily net assets of the Portfolio. Under the Administration and Services Agreement, BT may delegate one or more of its responsibilities to others, including Federated Services Company, at BT's expense.


DISTRIBUTION OF TRUST SHARES -- Shares are distributed through the Funds' principal underwriter, Brokers Transaction Services, Inc. ("BTS"). BTS is compensated by the Manager, and not the Trust. The Trust does not incur any direct distribution expenses relating to the PlanAhead Class. However, the Trust has adopted a Distribution Plan in accordance with Rule 12b-1 under the 1940 Act which authorizes the use of any fees received by the Manager in accordance with the Administrative Services and the Management Agreements and any fees received by the investment advisers pursuant to their Advisory Agreements with the Manager, to be used for distribution purposes.


SERVICE PLAN -- The PlanAhead Class has adopted a service plan ("Service Plan") which provides that each Fund's PlanAhead Class will pay 0.25% per annum of its average daily net assets to the Manager (or another entity approved by the Board). The Manager or these approved entities may spend such amounts on any activities or expenses primarily intended to result in or relate to the servicing of PlanAhead Class shares including but not limited to payment of shareholder service fees and transfer agency or sub-transfer agency expenses. The fee, which is included as part of a Fund's "Other Expenses" in the Table of Fees and Expenses of this Prospectus, will be payable monthly in arrears without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the entity for the services provided pursuant to the Service Plan. The primary expenses expected to be incurred under the Service Plan are transfer agency fees and servicing fees paid to financial intermediaries such as plan sponsors and discount brokers.

    The Service Plan will continue in effect so long as its continuance is approved at least annually by a majority of the Trustees, including the affirmative votes of a majority of the Trustees of the Board who are not parties to the Service Plan or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of considering such approval, or by the vote of shareholders. The Service Plan may be terminated with respect to a particular PlanAhead Class at any time, without the payment of any penalty, by a vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the applicable Fund's PlanAhead Class.

                                                                      PROSPECTUS

ALLOCATION OF FUND EXPENSES -- Expenses of each Fund generally are allocated equally among the shares of that Fund, regardless of class. However, certain expenses approved by the Board will be allocated solely to the class to which they relate.

PRINCIPAL UNDERWRITER -- BROKERS TRANSACTION SERVICES, INC. ("BTS"), 7001 Preston Road, Dallas, Texas 75205, serves as the principal underwriter of the Trust.

CUSTODIAN -- STATE STREET BANK & TRUST COMPANY ("State Street"), Boston, Massachusetts, serves as custodian for the Portfolios of the AMR Trust and the Funds. BANKERS TRUST COMPANY, New York, New York, serves as custodian and transfer agent for the assets of the Equity 500 Index Portfolio.

TRANSFER AGENT -- State Street serves as transfer agent and provides transfer agency services for Fund shareholders through its affiliate NATIONAL FINANCIAL DATA SERVICES, ("NFDS"), Kansas City, Missouri.

INDEPENDENT AUDITOR -- The independent auditor for the Funds except the S&P 500 Index Fund and the AMR Trust is ERNST & YOUNG LLP, Dallas, Texas. The independent auditor for the S&P 500 Index Fund and the Equity 500 Index Portfolio is COOPERS & LYBRAND L.L.P., Kansas City, Missouri.

INVESTMENT ADVISERS

    Set forth below is a brief description of the investment advisers for each Fund and its corresponding Portfolio, except for the Money Market Funds and their corresponding Portfolios, whose sole investment adviser is the Manager. References to the investment advisers retained by a Portfolio also apply to the corresponding Fund. Except for the Manager and BT, none of the investment advisers provides any services to the Funds or the Portfolios except for portfolio investment management and related recordkeeping services, or has any affiliation with the Trust, the AMR Trust, the Equity 500 Index Portfolio or the Manager. BT provides investment advisory, administrative and other services to the Equity 500 Index Portfolio. See "Bankers Trust Company" below for a discussion of those services.

    William F. Quinn has served as President of the Manager since it was founded in 1986, and Nancy A. Eckl serves as Vice President - Trust Investments of the Manager. Ms. Eckl previously served as Vice President - Finance and Compliance of the Manager from December 1990 to May 1995. In these capacities, Mr. Quinn and Ms. Eckl have primary responsibility for the day-to-day operations of the Balanced Fund, the Growth and Income Fund, the International Equity Fund, the Intermediate Bond Fund and their corresponding Portfolios. These responsibilities include oversight of the investment advisers, regular review of each investment adviser's performance and asset allocations among them.


    Michael W. Fields is responsible for the portfolio management oversight of the Short-Term Bond Fund and its corresponding Portfolio as well as the portion of the Intermediate Bond Fund and its corresponding Portfolio allocated to the Manager. Mr. Fields has been with the Manager since it was founded in 1986 and serves as Vice President-Fixed Income Investments. Benjamin L. Mayer is responsible for the day-to-day portfolio management of these Funds and Portfolios. Mr. Mayer has served as Senior Portfolio Manager of the Manager since May 1995. Prior to that time, he was a Vice President of Institutional Fixed Income Sales at Merrill, Lynch, Pierce, Fenner & Smith from January 1994 to April 1995 and Vice President, Regional Senior Strategist from April 1989 to January 1994.


    Frank Salerno, Managing Director of BT, is responsible for the day-to-day management of the Equity 500 Index Portfolio. Mr. Salerno has been employed by BT since prior to 1989 and has managed the Equity 500 Index Portfolio's assets since the Portfolio commenced operations December 31, 1992.


    BANKERS TRUST COMPANY, 130 Liberty Street (One Bankers Trust Plaza), New York, New York 10006, is a New York banking corporation and is a wholly owned subsidiary of Bankers Trust New York Corporation. BT

PROSPECTUS
conducts a variety of general banking and trust activities and is a major wholesale supplier of financial services to the international and domestic institutional market, with a global network of over 90 offices in more than 50 countries. As of September 30, 1997, Bankers Trust New York Corporation was the seventh largest bank holding company in the United States with total assets of approximately $100 billion and approximately $300 billion in assets under management globally. Of that total, approximately $143 billion are in U.S. equity index assets alone. BT serves as investment adviser and administrator to the Equity 500 Index Portfolio. For its services, BT receives a fee from the Equity 500 Index Portfolio, computed daily and paid monthly, at the annual rate of 0.10% of the average daily net assets of the Portfolio, of which BT is currently waiving 0.05%.



    BARROW, HANLEY, MEWHINNEY & STRAUSS, INC. ("Barrow"), 3232 McKinney Avenue, 15th Floor, Dallas, Texas 75204, is a professional investment counseling firm which has been providing investment advisory services since 1979. The firm is wholly owned by United Asset Management Corporation, a Delaware corporation. As of December 31, 1997, Barrow had discretionary investment management authority with respect to approximately $28.8 billion of assets, including approximately $1.9 billion of assets of AMR and its subsidiaries and affiliated entities. Barrow serves as an investment adviser to the Balanced Portfolio, the Growth and Income Portfolio, the Intermediate Bond Portfolio and the Short-Term Bond Portfolio, although the Manager does not presently intend to allocate any of the assets in the Short-Term Bond Portfolio to Barrow. The Manager pays Barrow an annualized fee equal to .30% on the first $200 million in AMR Trust assets under its discretionary management, .20% on the next $300 million, .15% on the next $500 million and .125% on assets over $1 billion.



    BRANDYWINE ASSET MANAGEMENT, INC., ("Brandywine"), 201 North Walnut Street, Wilmington, Delaware 19801, is a professional investment counseling firm founded in 1986. Brandywine is a wholly owned subsidiary of Legg Mason, Inc. As of December 31, 1997, Brandywine had assets under management totaling approximately $7.5 billion, including approximately $894 million of assets of AMR and its subsidiaries and affiliated entities. Brandywine serves as an investment adviser to the Balanced and the Growth and Income Portfolios. The Manager pays Brandywine an annualized fee equal to .225% of assets in the Balanced Portfolio and .25% of assets in the Growth and Income Portfolio of the first $500 million of AMR Trust assets under its discretionary management, .225% of the next $100 million on all assets and .20% on all excess assets.



    GSB INVESTMENT MANAGEMENT, INC. ("GSB"), 301 Commerce Street, Fort Worth, Texas 76102, is a professional investment management firm which was founded in 1987 by Frank P. Ganucheau, Mark J. Stupfel, and Lyle E. Brumley. GSB is wholly owned by United Asset Management Corporation, a Delaware corporation. As of December 31, 1997, GSB managed approximately $3.5 billion of assets, including approximately $905 million of assets of AMR and its subsidiaries and affiliated entities. GSB serves as an investment adviser to the Balanced Portfolio and the Growth and Income Portfolio. The Manager pays GSB an annualized fee equal to
 .30% of the first $100 million in AMR Trust assets under its discretionary management, .25% of the next $100 million, .20% of the next $100 million and
 .15% on all excess assets.



    HOTCHKIS AND WILEY, 800 West Sixth Street, 5th Floor, Los Angeles,
California 90017, is a professional investment counseling firm which was founded in 1980 by John F. Hotchkis and George Wiley. Hotchkis and Wiley is a division of the Capital Management Group of Merrill Lynch Asset Management, L.P., a wholly owned indirect subsidiary of Merrill Lynch & Co., Inc. Assets under management as of December 31, 1997 were approximately $12.3 billion, which included approximately $1.1 billion of assets of AMR and its subsidiaries and affiliated entities. Hotchkis and Wiley serves as an investment adviser to the Balanced Portfolio, the Growth and Income Portfolio and the International Equity Portfolio. The Manager pays Hotchkis and Wiley an annualized fee equal to .60% of the first $10 million of AMR Trust assets under its discretionary management,
 .50% of the next $140 million of assets, .30% on the next $50 million of assets, .20% of the next $800 million of assets and .15% of all excess assets.



    INDEPENDENCE INVESTMENT ASSOCIATES, INC. ("IIA"), 53 State Street, Boston, Massachusetts 02109, is a professional investment counseling firm which was founded in 1982. The firm is a wholly owned subsidiary of John Hancock Mutual Life Insurance Company. Assets under management as of December 31, 1997, including funds managed for its parent company, were approximately $26.7 billion, which included approximately


                                                                      PROSPECTUS

$1.1 billion of assets of AMR and its subsidiaries and affiliated entities. IIA serves as an investment adviser to the Balanced Portfolio and the Growth and Income Portfolio. The Manager pays IIA an annualized fee equal to .50% of the first $30 million of AMR Trust assets under its discretionary management, .25% of the next $70 million of assets and .20% of all excess assets.



    MORGAN STANLEY ASSET MANAGEMENT INC. ("MSAM"), 25 Cabot Square, London, United Kingdom, E14 4QA, is a wholly owned subsidiary of Morgan Stanley, Dean Witter, Discover & Co. MSAM provides portfolio management and named fiduciary services to taxable and nontaxable institutions, international organizations and individuals investing in United States and international equity and debt securities. As of September 30, 1997, MSAM, together with its other asset management affiliates, had assets under management (including assets under fiduciary advisory control) totaling approximately $142.5 billion, including approximately $112.3 billion under active management and $20.2 billion as named fiduciary or fiduciary adviser. As of December 31, 1997, MSAM had investment authority over approximately $561.9 million of assets of AMR and its subsidiaries and affiliated entities. MSAM serves as an investment adviser to the International Equity Portfolio. The Manager pays MSAM an annual fee equal to
 .80% of the first $25 million of AMR Trust assets under its discretionary management, .60% of the next $25 million in assets, .50% of the next $25 million in assets and .40% on all excess assets.



    TEMPLETON INVESTMENT COUNSEL, INC. ("Templeton"), 500 East Broward Blvd., Suite 2100, Fort Lauderdale, Florida 33394-3091, is a professional investment counseling firm which has been providing investment services since 1979. Templeton is indirectly owned by Franklin Resources, Inc. As of December 31, 1997, Templeton had discretionary investment management authority with respect to approximately $21.7 billion of assets, including approximately $511.6 million of assets of AMR and its subsidiaries and affiliated entities. Templeton serves as an investment adviser to the International Equity Portfolio. The Manager pays Templeton an annualized fee equal to .50% of the first $100 million of AMR Trust assets under its discretionary management, .35% of the next $50 million of assets, .30% of the next $250 million of assets and .25% on assets over $400 million.


    Solely for the purpose of determining the applicable percentage rates when calculating the fees for each investment adviser other than MSAM and BT, there shall be included all other assets or trust assets of American Airlines, Inc. also under management by each respective investment adviser (except assets managed by Barrow under the HALO Bond Program). For the purpose of determining the applicable percentage rates when calculating MSAM's fees, all equity account assets managed by MSAM on behalf of American Airlines, Inc. shall be included. The inclusion of any such assets will result in lower overall fee rates being applied to the applicable Portfolio.

HOW TO PURCHASE SHARES

    Shares are offered on a continuous basis. Purchase orders should be directed to NFDS either by mail, by pre-authorized investment or by wire as described below. The minimum initial purchase for each Fund is $2,500, except for IRA accounts for which a $2,000 minimum applies. The Funds have no obligation to accept purchase requests or maintain accounts which do not meet minimum purchase requirements. Accounts opened through financial intermediaries may be subject to lower or higher minimums. The minimum for subsequent purchases is $50, except for wire purchases for which a $500 minimum applies. Shares purchased through financial intermediaries may be subject to transaction fees. The management of the Fund reserves the right to waive or change the minimum investment requirements and to charge an annual fee of $12 (to offset the costs of servicing accounts with low balances) if an account balance falls below certain asset levels.

    An order to purchase shares of a Variable NAV Fund will be executed at the next share price calculated Monday through Friday on each day on which the Exchange is open for trading, which excludes the following business holidays:
New Year's Day, Martin Luther King's Birthday, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day ("Business Day"). Shares of the Variable NAV Funds are offered and purchase orders are accepted until the close of the Exchange, generally 4:00 p.m.

PROSPECTUS

Eastern time, on each Business Day. An order to purchase shares of the Money Market Funds will be executed at the Fund's next determined net asset value per share on any day on which the Exchange is open for business except for Columbus Day and Veteran's Day ("Money Market Business Day") and during which federal funds become available to the Fund. Shares are offered and orders are accepted for the Municipal Money Market Fund until 11:45 a.m. Eastern time, or the close of the Exchange (whichever comes first); for the U.S. Government Money Market Fund until 2:00 p.m. Eastern time, or the close of the Exchange (whichever comes first) and for the Money Market Fund until 3:00 p.m. Eastern time, or the close of the Exchange (whichever comes first), on each Money Market Business Day. The Trust reserves the right to reject any order for the purchase of shares and to limit or suspend, without prior notice, the offering of shares. "Federal funds" are funds deposited by a commercial bank in an account at a federal reserve bank that can be transferred to a similar account of another bank in one day and thus may be made immediately available to a Money Market Fund through its custodian.


OPENING AN ACCOUNT -- A completed and signed PlanAhead Class application is required for each new account opened, regardless of the method chosen for making an initial investment. If assistance is required in filling out the application, or if extra applications are required, call (800) 388-3344. See "Retirement Accounts" for information on opening retirement accounts.


PURCHASING BY MAIL -- To open an account by mail, complete the application form, include a check payable to the American AAdvantage Funds ($2,500 minimum or $2,000 for IRAs) and mail both to:


        American AAdvantage Funds
        c/o NFDS
        P.O. Box 419643
        Kansas City, MO 64141-6643


    Purchase checks are accepted subject to collection at full face value in U.S. funds and must be drawn in U.S. dollars on a U.S. bank. The Funds will not accept "starter" checks or third party checks. If your order to purchase shares of a Fund is canceled because your check does not clear, you will be responsible for any resulting loss incurred by the Fund. For subsequent purchases by mail make your check payable to the American AAdvantage Funds ($50 minimum) and include your account number on your check. Mail to the address printed above. Include either the detachable form from your account statement, the deposit slips from your checkbook (if you have a Money Market account and opted for checking) or a letter with the account name and number.



SUBSEQUENT PURCHASES BY PRE-AUTHORIZED AUTOMATIC INVESTMENT -- Pre-Authorized Automatic Investment allows you to make monthly or quarterly, automatic transfers ($50 minimum) from your bank account to purchase shares in the Fund of your choice after an account has been open. To establish this option, provide the appropriate information on the application form and attach a voided check from your bank account. Funds will be transferred automatically from your bank account via Automated Clearing House ("ACH") on the 5th day of each month or quarter.



PURCHASES BY WIRE -- A completed application form must precede an initial purchase by wire. Call (800) 388-3344 to wire funds. Federal funds ($2,500 for initial purchases or $2,000 for IRAs and $500 for subsequent purchases) should be wired to:


        State Street Bank & Trust Co.

        ABA Routing #0110-0002-8, AC-9905-342-3


        Attention: American AAdvantage Funds-PlanAhead Class, and specify the Fund to be purchased.


        You will be responsible for any charges assessed by your bank to handle wire transfers.

HOW TO REDEEM SHARES

    Shares of the Variable NAV Funds may be redeemed by telephone, by pre-authorized automatic redemption or by mail on any Business Day. Shares of the Money Market Funds may be redeemed by telephone, by writing a

                                                                      PROSPECTUS
check, by pre-authorized automatic redemption or by mail on any Money Market Business Day. Shares will be redeemed at the net asset value next calculated after the applicable Fund has received and accepted the redemption request. Proceeds from a redemption of shares purchased by check or pre-authorized automatic purchase may be withheld until the funds have cleared, which may take up to 15 days. Although the Funds intend to redeem shares in cash, each Fund reserves the right to pay the redemption price in whole or in part by a distribution of readily marketable securities held by the applicable Fund's corresponding Portfolio. See the SAI for further information concerning redemptions in kind.

     Redemption proceeds generally will be sent within one Business Day or Money Market Business Day, as applicable. However, if making immediate payment could affect a Fund adversely, it may take up to seven days to send payment.


    A minimum of $2,500 ($2,000 for IRAs) is required in order to maintain an account in a Fund. Otherwise, a Fund may give a shareholder 60 days' notice to increase the account balance to this level in order to avoid the imposition of an account fee or account closure. If a shareholder does not increase the account balance to $2,500 within the 60 day period, the Fund is entitled to close the account and mail the proceeds to the address of record.


    To ensure timely acceptance of a redemption request, please adhere to the following procedures.

REDEEMING BY TELEPHONE -- Shares may be redeemed by telephone if your account application reflects that option. Telephone redemptions in any 30 day period shall not exceed $25,000 without the express written consent of the Trust. In order to redeem by telephone, you should call NFDS at (800) 388-3344. Redemption proceeds will be mailed only to the address of record or mailed or wired to a commercial bank account designated on the account application.


    By establishing the telephone redemption service, you authorize the Funds or their agent to act upon verbal instructions to redeem shares for any account for which such service has been authorized. In an effort to prevent unauthorized or fraudulent redemption requests by telephone, NFDS will employ reasonable procedures specified by the Funds to confirm that such instructions are genuine. For instance, all telephone redemption requests will be recorded and proceeds of telephone redemption requests will be sent only to the address or account designated in the application. Neither the Funds, the Trusts, the Equity 500 Index Portfolio, the Manager, State Street, NFDS, or their trustees, directors or officers will be liable for any unauthorized or fraudulent redemption instructions received by telephone. Due to the volume of calls or other unusual circumstances, telephone redemptions may be difficult to implement during certain time periods. This service may be amended or terminated at any time by the transfer agent or the Trust without prior notice.


REDEEMING BY CHECK -- If you elect so on the application, shares of the Money Market Funds may be redeemed through the check writing feature. There is no limit on the number of checks written per month and no check redemption fees. Checks must be written in amounts of $100 or more. Check drafts however, are not returned to you. If copies of drafts are required, a service charge of $2 per check will be assessed to you.

PRE-AUTHORIZED AUTOMATIC REDEMPTIONS -- You can arrange to have a pre-authorized amount ($100 or more) redeemed from your account and automatically deposited into a bank account, via ACH, on the 15th day of each month. For more information regarding pre-authorized automatic redemptions, contact NFDS at
(800) 388-3344.


REDEEMING BY MAIL -- Except for certain intermediary accounts, a letter of instruction may be mailed to American AAdvantage Funds -- PlanAhead Class, c/o NFDS, P.O. Box 419643, Kansas City, MO 64141-6643 to redeem shares. The letter should specify the Fund (Balanced, Growth and Income, International Equity, S&P 500 Index, Intermediate Bond, Short-Term Bond, Money Market, Municipal Money Market or U.S. Government Money Market Fund), the number of shares or dollar amount to be redeemed, the shareholder's name and account number. The letter of instruction must be signed by all persons required to sign for the account, exactly as it is registered. For redemption requests over $25,000 seeking (i) authorization to send redemption proceeds to


PROSPECTUS
an address other than the address of record or to a commercial bank account other than the account designated on the application, or (ii) redemptions for an account whose address of record has been changed within thirty days, the letter of instruction must be accompanied by a signature guarantee by a financial institution satisfying the standards established by NFDS.



REDEEMING BY WIRE -- Shares may be redeemed by wire if your account application reflects that option. Redemption proceeds will be transmitted directly to your predesignated account at a domestic bank upon request, for amounts of at least $500. In order to redeem by wire, call (800) 388-3344. Your account will be charged $10 for wire redemptions to cover transaction costs.


FULL REDEMPTIONS -- Unpaid dividends credited to an account up to the date of redemption of all shares of a Money Market Fund generally will be paid at the time of redemption.

RETIREMENT ACCOUNTS

    Individual retirement accounts, including SEPs and Keoghs, are eligible investors in the PlanAhead Class. State Street generally serves as custodian for retirement accounts in the PlanAhead Class. A special retirement account application is required in order to open this type of account. Each shareholder is charged an administrative fee of $12.00 per year for each retirement account regardless of the number of Funds. To receive a retirement account application, or if you have any questions about establishing this type of account, call NFDS at (800) 388-3344.

EXCHANGE PRIVILEGE

    PlanAhead Class shares which have been registered in a shareholder's name for at least 15 days may be exchanged into shares of the PlanAhead Class of another Fund. A minimum exchange of $50 is required into existing accounts. If a shareholder wishes to establish a new account in the PlanAhead Class of another Fund by making an exchange, a $2,500 minimum is required.


    Except for certain intermediary accounts, shareholders may exchange shares by sending the Funds a written request or by calling NFDS at (800) 388-3344. The exchange will be processed at the next share price calculated after the request is received in good order by the Funds. In establishing a telephone exchange service, shareholders authorize the Funds or their agent to act upon verbal instructions to exchange shares from any account for which such service is authorized to any identically registered PlanAhead Class account(s). NFDS will use reasonable procedures specified by the Funds to confirm that such instructions are genuine such as the recording of all telephone exchange requests. If reasonable procedures as described above are implemented, neither the Funds, the Trusts, the Equity 500 Index Portfolio, the Manager, State Street, NFDS, nor their trustees, directors or officers will be liable for any unauthorized or fraudulent instructions.


    The general redemption policies apply to redemptions by telephone exchange. The exchange privilege may be modified or terminated at any time by the Funds. The Funds reserve the right to limit the number of exchanges an investor may exercise.

VALUATION OF SHARES

    The net asset value of each share (share price) of the Variable NAV Funds is determined as of the close of the Exchange, generally 4:00 p.m. Eastern time, on each Business Day and the net asset value of each share of the Money Market Funds is determined as of the close of the Exchange, generally 4:00 p.m. Eastern time, on each Money Market Business Day. The net asset value of all outstanding shares of a Fund will be determined by computing the Fund's total assets (which is the value of the Fund's investment in its corresponding Portfolio), subtracting all of the Fund's liabilities, and dividing the result by the total number of Fund shares outstanding at such time. The net asset value of shares of the PlanAhead Class will be determined based on a pro rata allocation

                                                                      PROSPECTUS
of the value of the Fund's corresponding Portfolio's investment income, expenses and total capital gains and losses. The allocation will be based on comparative net asset value at the beginning of the day except for expenses related solely to one class of shares ("Class Expenses") which will be borne only by the appropriate class of shares. Because of the Class Expenses, the net income attributable to and the dividends payable may be different for each class of shares. Additionally, the Variable NAV Funds may compute differing share prices as a result of Class Expenses.


    Equity securities listed on securities exchanges, including all but United Kingdom securities of the International Equity Portfolio, are valued at the last quoted sales price on a designated exchange prior to the close of trading on the Exchange or, lacking any sales, on the basis of the last current bid price prior to the close of trading on the Exchange. Securities of the United Kingdom held in the International Equity Portfolio are priced at the last jobber price (mid of the bid and offer prices quoted by the leading stock jobber in the security) prior to close of trading on the Exchange. Trading in foreign markets is usually completed each day prior to the close of the Exchange. However, events may occur which affect the values of such securities and the exchange rates between the time of valuation and the close of the Exchange. Should events materially affect the value of such securities during this period, the securities are priced at fair value, as determined in good faith and pursuant to procedures approved by the AMR Trust Board. Over-the-counter equity securities are valued on the basis of the last bid price on that date prior to the close of trading. Debt securities (other than short-term securities) will normally be valued on the basis of prices provided by a pricing service and may take into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. In some cases, the prices of debt securities may be determined using quotes obtained from brokers. Securities for which market quotations are not readily available are valued at fair value, as determined in good faith and pursuant to procedures approved by the AMR Trust Board for the AMR Trust Portfolios. Assets and liabilities denominated in foreign currencies and forward currency contracts are translated into U.S. dollar equivalents based on prevailing market rates. Portfolio obligations held by the Money Market Portfolios are valued in accordance with the amortized cost method, which is designed to enable those Portfolios and their corresponding Funds to maintain a consistent $1.00 per share net asset value. Investment grade short-term obligations with 60 days or less to maturity held by all other Portfolios also are valued using the amortized cost method as described in the SAI.


DIVIDENDS, OTHER DISTRIBUTIONS AND TAX MATTERS

DIVIDENDS AND OTHER DISTRIBUTIONS -- Dividends and other distributions paid on each class of a Fund's shares are calculated at the same time and in the same manner. Dividends from the net investment income of the Balanced Fund, the Growth and Income Fund and the International Equity Fund normally are declared annually. Dividends consisting of substantially all of the net investment income of the Intermediate Bond Fund and the Short-Term Bond Fund, which are paid monthly, normally are declared on each Business Day immediately prior to the determination of the net asset value and are payable to shareholders of record as of the close of business on the day on which declared. The S&P 500 Index Fund distributes income dividends on the first Business Day in April, July and October. In December, the S&P 500 Index Fund will distribute another income dividend, plus any capital gains. Each Fund may make an additional dividend or other distribution, if necessary, to avoid a 4% excise tax on certain undistributed income and gain. A Fund's net investment income attributable to the PlanAhead Class consists of that class's pro rata share of the Fund's share of dividends and interest (including discount) accrued on its corresponding Portfolio's securities, less applicable expenses of the Fund and the Portfolio attributable to the PlanAhead Class. Distributions of a Fund's share of its corresponding Portfolio's realized net short-term capital gain, net capital gain (the excess of net long-term capital gain over net short-term capital loss), and net gains from foreign currency transactions, if any, normally will be made annually.

    All of each Money Market Fund's net investment income and net short-term capital gain, if any, generally is declared as dividends on each Money Market Business Day immediately prior to the determination of the net asset value. Dividends generally will be paid on the first day of the following month. Each Money Market Fund's net investment income attributable to the PlanAhead Class will consist of (1) that class' pro rata share of the PROSPECTUS

Fund's share of interest accrued and discount earned on its corresponding Portfolio's securities less amortization of premium and expenses of both the Portfolio and (2) the Fund's expenses attributable to the PlanAhead Class. The Money Market Portfolios do not expect to realize net capital gain, and, therefore, the Money Market Funds do not foresee paying any capital gain distributions. If any Money Market Fund (either directly or indirectly through its corresponding portfolio) incurs or anticipates any unusual expenses, loss or depreciation that would affect its net asset value or income for a particular period adversely, the Board would at that time consider whether to adhere to the dividend policy described above or to revise it in the light of the then prevailing circumstances.

    Unless a shareholder elects otherwise on the account application, all dividends and other distributions on a Fund's PlanAhead Class shares will be automatically paid in additional PlanAhead Class shares of that Fund. However, a shareholder may choose to have distributions of net capital gain (and, if applicable, net foreign currency gains) paid in shares and dividends paid in cash or to have all such distributions and dividends paid in cash. An election may be changed at any time by delivering written notice that is received by the transfer agent at least ten days prior to the payment date for a dividend or other distribution.

TAX INFORMATION -- Each Fund is treated as a separate corporation for federal income tax purposes and intends to qualify or to continue to qualify for treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended. In each taxable year that a Fund so qualifies, the Fund (but not its shareholders) will be relieved of federal income tax on that part of its investment company taxable income (generally, net investment income plus any net short-term capital gain and gains from certain foreign currency transactions) and net capital gain that it distributes to its shareholders. However, a Fund will be subject to a nondeductible 4% excise tax to the extent that it fails to distribute by the end of any calendar year substantially all of its ordinary income for that calendar year and its capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts. For these and other purposes, dividends and other distributions declared by a Fund in October, November or December of any year and payable to shareholders of record on a date in one of those months will be deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if they are paid by the Fund during the following January. Each Portfolio has received a ruling from the Internal Revenue Service or an opinion of counsel that it is or should be classified for federal income tax purposes as a partnership; accordingly, no Portfolio is subject to federal income tax.

    Dividends from a Fund's investment company taxable income are taxable to its shareholders as ordinary income to the extent of the Fund's earnings and profits, whether received in cash or paid in additional Fund shares. Distributions of a Fund's net capital gain (whether received in cash or paid in additional Fund shares), when designated as such, generally are taxable to its shareholders as long-term capital gain, regardless of how long they have held their Fund shares. A capital gain distribution from a Fund also may be offset by capital losses from other sources. Under the Taxpayer Relief Act of 1997, different maximum tax rates apply to a noncorporate taxpayer's net capital gain depending on the taxpayer's holding period and marginal rate of federal income tax -- generally, 28% for gain recognized on securities held for more than one year but not more than 18 months and 20% (10% for taxpayers in the 15% marginal tax bracket) for gain recognized on securities held for more than 18 months. Pursuant to an Internal Revenue Service notice, the Fund may divide each net capital gain distribution into a 28% rate gain distribution and a 20% rate gain distribution (in accordance with the Fund's holding periods for the securities it sold that generated the distributed gain) and its shareholders must treat those portions accordingly.

    Some foreign countries may impose income or withholding taxes on certain dividends payable to the International Equity Portfolio. The International Equity Fund's share of any such withheld taxes may be treated by that Fund as a deduction or, if it satisfies certain requirements, it may elect to flow the tax through to its shareholders, who in turn may deduct the taxes or use them in calculating credits against their federal income tax.

    A portion of the income dividends paid by the Balanced Fund, the Growth and Income Fund and the S&P 500 Index Fund is eligible for the dividends-received deduction allowed to corporations. The eligible portion may not exceed the respective Fund's aggregate dividends received from U.S. corporations. However, dividends
                                                                      PROSPECTUS
received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction may be subject indirectly to the AMT. The International Equity Fund's dividends most likely will not qualify for the dividends-received deduction because none of the dividends received by that Fund are expected to be paid by U.S. corporations.

    Distributions by the Municipal Money Market Fund that it designates as "exempt-interest dividends" generally may be excluded from gross income by its shareholders. If the Municipal Money Market Portfolio earns taxable income from any of its investments, the Municipal Money Market Fund's share of income will be distributed to its shareholders as a taxable dividend. To the extent that Portfolio invests in certain private activity obligations, that Fund's shareholders will be required to treat a portion of its dividends as a "tax preference item" in determining their liability for the AMT. Exempt-interest dividends also may be subject to state and local income tax laws. Because some states exempt from income tax the interest on their own obligations and obligations of governmental agencies of and municipalities in the state, shareholders will receive tax information each year regarding the Municipal Money Market Fund's exempt-interest income by state. Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of that Fund is not deductible.

    Redemption of Fund shares (other than shares of the Money Market Funds) may result in taxable gain or loss to the redeeming shareholder, depending upon whether the redemption proceeds exceed or are less than the shareholder's adjusted basis for the redeemed shares. An exchange of shares of a Fund for shares of any other Fund (see "Exchange Privileges") generally will have similar tax consequences. If shares of a Fund are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares.

    If shares are purchased shortly before the record date for a dividend (other than an exempt-interest dividend) or other distribution, the investor will pay full price for the shares and receive some portion of the price back as a taxable distribution.

    Each Fund notifies its shareholders following the end of each calendar year of the amounts of dividends and capital gain distributions paid (or deemed paid) (and for the International Equity Fund, if it satisfies the requirements and makes the election referred to above, their share of that Fund's share of any foreign taxes paid by the International Equity Portfolio) that year and of any portion of those dividends that qualifies for the corporate dividends-received deduction. The information regarding capital gain distributions designates the portions thereof subject to the different maximum rates of tax applicable to noncorporate taxpayers' net capital gain indicated above. The notice sent by the Municipal Money Market Fund specifies the amounts of exempt-interest dividends (and the portion thereof, if any, that is a tax preference item for purposes of the AMT) and any taxable dividends.

    Each Fund is required to withhold 31% of all taxable dividends, and, for all Funds other than the Money Market Funds, capital gain distributions and redemption proceeds payable to any individuals and certain other non-corporate shareholders who do not provide the Fund with a correct taxpayer identification number or (except with respect to redemption proceeds) who otherwise are subject to back-up withholding.

    The foregoing is only a summary of some of the important tax considerations generally affecting the Funds and their shareholders. Prospective investors are urged to consult their own tax advisers regarding specific questions as to the effect of federal, state or local income taxes on any investment in the Trust. For further tax information, see the SAI.

GENERAL INFORMATION


    The Trust currently is comprised of ten separate investment portfolios. Each Fund included in this Prospectus is comprised of three classes of shares, which can be issued in an unlimited number. Each share represents an equal proportionate beneficial interest in that Fund and is entitled to one vote. Only shares of a particular class may vote on matters affecting that class. Only shares of a particular Fund may vote on matters

PROSPECTUS
affecting that Fund. All shares of the Trust vote on matters affecting the Trust as a whole. Share voting rights are not cumulative, and shares have no preemptive or conversion rights. Shares of the Trust are nontransferable. Each series in the Trust will not be involved in any vote involving a Portfolio in which it does not invest its assets. Shareholders of all of the series of the Trust, however, will vote together to elect Trustees of the Trust and for certain other matters. Under certain circumstances, the shareholders of one or more series could control the outcome of these votes.


    On most issues subjected to a vote of a Portfolio's interest holders, as required by the 1940 Act, its corresponding Fund will solicit proxies from its shareholders and will vote its interest in the Portfolio in proportion to the votes cast by that Fund's shareholders. Because a Portfolio interest holder's votes are proportionate to its percentage interests in that Portfolio, one or more other Portfolio investors could, in certain instances, approve an action against which a majority of the outstanding voting securities of its corresponding Fund had voted. This could result in that Fund's redeeming its investment in its corresponding Portfolio, which could result in increased expenses for that Fund. Whenever the shareholders of a Fund are called to vote on matters related to its corresponding Portfolio, the Board shall vote shares for which they receive no voting instructions in the same proportion as the shares for which they do receive voting instructions. Any information received from a Portfolio in the Portfolio's report to shareholders will be provided to the shareholders of its corresponding Fund.

    As a Massachusetts business trust, the Trust is not obligated to conduct annual shareholder meetings. However, the Trust will hold special shareholder meetings whenever required to do so under the federal securities laws or the Trust's Declaration of Trust or By-Laws. Trustees can be removed by a shareholder vote at special shareholder meetings.

    As more fully described in the SAI, the following persons may be deemed to control certain Funds by virtue of their ownership of more than 25% of the outstanding shares of a Fund as of January 31, 1998:


AMERICAN AADVANTAGE BALANCED FUND
    AMR Corporation and subsidiary companies and Employee
    Benefit Trusts thereof                                     81%
AMERICAN AADVANTAGE GROWTH AND INCOME FUND
    AMR Corporation and subsidiary companies and Employee
    Benefit Trusts thereof                                     85%
AMERICAN AADVANTAGE INTERNATIONAL EQUITY FUND
    AMR Corporation and subsidiary companies and Employee
    Benefit Trusts thereof                                     60%
AMERICAN AADVANTAGE S&P 500 INDEX FUND
    AMR Corporation and subsidiary companies and Employee
      Benefit Trusts thereof                                  100%
AMERICAN AADVANTAGE SHORT-TERM BOND FUND
    AMR Corporation and subsidiary companies and Employee
      Benefit Trusts thereof                                   72%



    The Manager has taken steps that it believes are reasonably designed to address the potential failure of computer programs used by the Manager and the Funds' service providers to address the Year 2000 issue. There can be no assurance that these steps will be sufficient to avoid any adverse impact.


SHAREHOLDER COMMUNICATIONS

    Shareholders will receive periodic reports, including annual and semi-annual reports which will include financial statements showing the results of the Funds' operations and other information. The financial statements of the Funds will be audited by the independent auditors at least annually. Shareholder inquiries and requests for information regarding the other investment companies which also invest in the AMR Trust should be made in writing to the Funds at P.O. Box 619003, MD5645, Dallas/Fort Worth Airport, Texas 75261-9003, or by

                                                                      PROSPECTUS
calling (800) 388-3344. Shareholder inquiries and requests for information regarding the other investment companies that also invest in the Equity 500 Index Portfolio should be made by calling (800) 730-1313.

    NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND IN SALES LITERATURE SPECIFICALLY APPROVED BY OFFICERS OF THE TRUST FOR USE IN CONNECTION WITH THE OFFER OF ANY PLANAHEAD CLASS SHARES, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY JURISDICTION IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFERING MAY NOT LAWFULLY BE MADE.

American AAdvantage Funds is a registered service mark of AMR Corporation. PlanAhead Class is a registered service mark and Platinum Class, American AAdvantage Balanced Fund, American AAdvantage Growth and Income Fund, American AAdvantage International Equity Fund, American AAdvantage Intermediate Bond Fund, American AAdvantage Short-Term Bond Fund, American AAdvantage Money Market Fund, American AAdvantage Municipal Money Market Fund and American AAdvantage U.S. Government Money Market Fund are service marks of AMR Investment Services, Inc.

PROSPECTUS

                                  -- NOTES --

                        American Advantage Funds(R)

                             - PLANAHEAD CLASS(R) -
                                P.O. Box 419643
                           Kansas City, MO 64141-6643
                                 (800) 388-3344

                             - PLATINUM CLASS(sm) -
                                P.O. Box 619003
                        Dallas/Fort Worth Airport, Texas
                                   75261-9003
                                 (800) 967-9009

                            - INSTITUTIONAL CLASS -

                                P.O. Box 419643


                           Kansas City, MO 64141-6643


                                 (800) 658-5811


                     Access our website at www.aafunds.com


PLAN-PRO-0398

THIS PROSPECTUS contains important information about the AMR Class of the AMERICAN AADVANTAGE FUNDS ("Trust") and the Institutional Class of the S&P 500 Index Fund of the Trust. The Trust is an open-end management investment company comprised of multiple investment portfolios. This Prospectus pertains only to the six funds listed on this cover page (individually referred to as a "Fund" and, collectively, the "Funds"). EACH FUND, EXCEPT THE S&P 500 INDEX FUND, SEEKS ITS INVESTMENT OBJECTIVE BY INVESTING ALL OF ITS INVESTABLE ASSETS IN A CORRESPONDING PORTFOLIO OF THE AMR INVESTMENT SERVICES TRUST ("AMR TRUST"). THE S&P 500 INDEX FUND INVESTS ALL OF ITS INVESTABLE ASSETS IN THE EQUITY 500 INDEX PORTFOLIO. (THE EQUITY 500 INDEX PORTFOLIO AND THE PORTFOLIOS OF THE AMR TRUST ARE REFERRED TO HEREIN INDIVIDUALLY AS A "PORTFOLIO" AND, COLLECTIVELY, THE "PORTFOLIOS.") EACH PORTFOLIO HAS AN INVESTMENT OBJECTIVE IDENTICAL TO THE INVESTING FUND. The investment experience of each Fund will correspond directly with the investment experience of each Portfolio. Each Fund, except the S&P 500 Index Fund, offers the AMR Class of shares to tax exempt retirement and benefit plans of AMR Corporation and its affiliates, and the S&P 500 Index Fund offers the Institutional Class of shares to institutional investors, investing at least $2 million in the Fund. Prospective investors should read this Prospectus carefully before making an investment decision and retain it for future reference.



IN ADDITION TO THIS PROSPECTUS, a Statement of Additional Information ("SAI") dated March 1, 1998 has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The SAI contains more detailed information about the Funds. For a free copy of the SAI, call (817) 967-3509.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY SUCH STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                   PROSPECTUS
                                 March 1, 1998
                           [AMERICAN AADVANTAGE LOGO]
                                 - AMR Class -
BALANCED FUND
GROWTH AND INCOME FUND
INTERNATIONAL EQUITY FUND
INTERMEDIATE BOND FUND
SHORT-TERM BOND FUND
                            - Institutional Class -
S&P 500 INDEX FUND
Managed by AMR Investment Services, Inc.

The AMERICAN AADVANTAGE BALANCED FUND(SM) ("Balanced Fund") seeks income and capital appreciation by investing all of its investable assets in the Balanced Portfolio of the AMR Trust ("Balanced Portfolio") which in turn primarily invests in equity and debt securities (such as stocks and bonds).

The AMERICAN AADVANTAGE GROWTH AND INCOME FUND(SM) ("Growth and Income Fund") seeks long-term capital appreciation and current income by investing all of its investable assets in the Growth and Income Portfolio of the AMR Trust ("Growth and Income Portfolio") which in turn primarily invests in equity securities (such as stocks).

The AMERICAN AADVANTAGE INTERNATIONAL EQUITY FUND(SM) ("International Equity Fund") seeks long-term capital appreciation by investing all of its investable assets in the International Equity Portfolio of the AMR Trust ("International Equity Portfolio") which in turn primarily invests in equity securities of issuers based outside the United States (such as foreign stocks).


The AMERICAN AADVANTAGE S&P 500 INDEX FUND(1) - INSTITUTIONAL CLASS ("S&P 500 Index Fund") seeks to provide investment results that, before expenses, correspond to the total return of common stocks publicly traded in the United States, as represented by the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500" or "Index"), by investing all of its investable assets in the Equity 500 Index Portfolio which in turn invests in common stocks of companies that compose the S&P 500.



The AMERICAN AADVANTAGE INTERMEDIATE BOND FUND(SM) ("Intermediate Bond Fund") and the AMERICAN AADVANTAGE SHORT-TERM BOND FUND(SM) ("Short-Term Bond Fund," formerly the American AAdvantage Limited-Term Income Fund) each seeks income and capital appreciation by investing all of its investable assets in the Intermediate Bond Portfolio of the AMR Trust ("Intermediate Bond Portfolio") and the Short-Term Bond Portfolio of the AMR Trust ("Short-Term Bond Portfolio," formerly the Limited-Term Income Portfolio), respectively, which in turn primarily invest in debt obligations. The Intermediate Bond Fund seeks to maintain a dollar weighted average duration of three to seven years and the Short-Term Bond Fund seeks to maintain a dollar weighted average duration of one to three years.



     Under a master-feeder operating structure, each Fund seeks its investment objective by investing all of its investable assets in a corresponding Portfolio as described above. Each Portfolio's investment objective is identical to that of its corresponding Fund. Whenever the phrase "all of the Fund's investable assets" is used, it means that the only investment securities that will be held by a Fund will be that Fund's interest in its corresponding Portfolio. AMR Investment Services, Inc. ("Manager") provides investment management and administrative services to the Portfolios, except for the Equity 500 Index Portfolio, and administrative services to the Funds. Bankers Trust Company ("BT") provides investment advisory, administrative and other services to the Equity 500 Index Portfolio. This master-feeder structure is different from that of many other investment companies which directly acquire and manage their own portfolios of securities. Accordingly, investors should carefully consider this investment approach. See "Investment Objectives, Policies and
Risks -- Additional Information About the Portfolios." A Fund may withdraw its investment in a corresponding Portfolio at any time if the Trust's Board of Trustees ("Board") determines that it would be in the best interest of that Fund and its shareholders to do so. Upon any such withdrawal, that Fund's assets would be invested in accordance with the investment policies and restrictions described in this Prospectus and the SAI.



    Table of Fees and Expenses...................................3
    Financial Highlights.........................................4
    Introduction.................................................9
    Investment Objectives, Policies and
     Risks.......................................................9
    Investment Restrictions......................................19
    Yields and Total Returns.....................................20
    Management and Administration of the Trusts..................20
    Investment Advisers..........................................23
    Purchase, Redemption and Valuation of
     Shares......................................................25
    Dividends, Other Distributions and Tax
     Matters.....................................................27
    General Information..........................................28
    Shareholder Communications...................................29


---------------


(1) S&P is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use. "Standard & Poor's(R)", "S&P(R)", "Standard & Poor's 500", "S&P 500(R)", and "500" are all trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Bankers Trust Company. The S&P 500 Index Fund is not sponsored, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in that Fund.

PROSPECTUS

TABLE OF FEES AND EXPENSES


     Annual Operating Expenses (as a percentage of average net assets):



                                                                                                                    INSTITUTIONAL
                                                                        AMR CLASS                                       CLASS
                                         ------------------------------------------------------------------------   -------------
                                                         GROWTH AND    INTERNATIONAL   INTERMEDIATE   SHORT-TERM       S&P 500
                                         BALANCED FUND   INCOME FUND    EQUITY FUND    BOND FUND(1)    BOND FUND     INDEX FUND
Management Fees                              0.33%          0.33%          0.48%           0.25%         0.25%          0.05%(2)

12b-1 Fees                                   0.00%          0.00%          0.00%           0.00%         0.00%          0.00%

Other Expenses                               0.01%          0.01%          0.10%           0.13%         0.07%          0.15%(3)
                                             ----           ----           ----            ----          ----           ----

Total Operating Expenses                     0.34%          0.34%          0.58%           0.38%         0.32%          0.20%(4)
                                             ====           ====           ====            ====          ====           ====




(1) Because the Intermediate Bond Fund had not commenced active operations prior to October 31, 1997, its Annual Operating Expenses are based on estimates.

(2) The investment adviser has voluntarily agreed to waive a portion of its investment advisory fee. Without such waiver, the "Management Fee" would be equal to 0.10%.

(3) "Other Expenses" before fee waivers are 0.53%.


(4) "Total Operating Expenses" before fee waivers are 0.63%.



    The above expenses reflect the expenses of each Fund and the Portfolio in which it invests. The Board believes that the aggregate per share expenses of each Fund and its corresponding Portfolio will be approximately equal to the expenses that the Fund would incur if its assets were invested directly in the type of securities held by the Portfolio. The expenses of the S&P 500 Index Fund reflect expenses of the AMR Class of the Fund, whose assets were transferred to the Institutional Class effective March 1, 1998.


EXAMPLES


    An investor in each Fund would directly or indirectly pay on a cumulative basis the following expenses on a $1,000 investment assuming a 5% annual return:



                                                              1 YEAR           3 YEARS          5 YEARS          10 YEARS
Balanced Fund                                                   $3               $11             $ 19              $ 43

Growth and Income Fund                                           3                11               19                43

International Equity Fund                                        6                19               32                73

Intermediate Bond Fund                                           4                12               21                48

Short-Term Bond Fund                                             3                10               18                41

S&P 500 Index Fund                                               2                 6               11                26



    The purpose of the table above is to assist a potential investor in understanding the various costs and expenses to be incurred directly or indirectly as a shareholder in the AMR Class of a Fund or the Institutional Class of the S&P 500 Index Fund. Additional information may be found under "Management and Administration of the Trusts" and "Investment Advisers."


THE FOREGOING EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN AND PERFORMANCE MAY BE BETTER OR WORSE THAN THE 5% ANNUAL RETURN ASSUMED IN THE EXAMPLES.

                                                                      PROSPECTUS

FINANCIAL HIGHLIGHTS


The financial highlights in the following tables have been derived from financial statements of the Trust. The financial highlights for each Fund except the S&P 500 Index Fund and the Intermediate Bond Fund, have been audited by Ernst & Young LLP, independent auditors. The financial highlights of the S&P 500 Index Fund have been audited by Coopers & Lybrand, L.L.P., independent auditors. Such information should be read in conjunction with the financial statements and the report of the independent auditors appearing in the Annual Report incorporated by reference in the SAI, which contains further information about performance of the Funds and can be obtained by investors without charge. Financial highlights are not available for the Intermediate Bond Fund because as of October 31, 1997 it had not commenced active operations.


                             (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                                               BALANCED FUND
                                          ---------------------------------------------------------------------------------------
                                                               AMR CLASS                               INSTITUTIONAL CLASS(1)
                                          ----------------------------------------------------     ------------------------------
                                                                                     PERIOD
                                                  YEAR ENDED OCTOBER 31,              ENDED            YEAR ENDED OCTOBER 31,
                                          --------------------------------------   OCTOBER 31,     ------------------------------
                                          1997(5)      1996(5)(6)     1995(4)(5)   1994 (1)(3)     1994(3)      1993       1992
                                          ---------------------------------------------------------------------------------------
Net asset value, beginning of period      $  15.18      $  13.98       $  12.36     $  12.35       $  13.23   $  11.99   $  11.60
                                          --------      --------       --------     --------       --------   --------   --------
Income from investment operations:
 Net investment income                        0.70(7)       0.63(7)        0.58         0.14           0.57       0.49       0.55
 Net gains (losses) on securities (both
   realized and unrealized)                   2.13(7)       1.61(7)        1.71        (0.13)         (0.54)      1.57       0.41
                                          --------      --------       --------     --------       --------   --------   --------
Total from investment operations              2.83          2.24           2.29         0.01           0.03       2.06       0.96
                                          --------      --------       --------     --------       --------   --------   --------
Less distributions:
 Dividends from net investment income        (0.62)        (0.60)         (0.53)          --          (0.56)     (0.52)     (0.56)
 Distributions from net realized gains
   on securities                             (1.16)        (0.44)         (0.14)          --          (0.34)     (0.30)     (0.01)
                                          --------      --------       --------     --------       --------   --------   --------
Total distributions                          (1.78)        (1.04)         (0.67)          --          (0.90)     (0.82)     (0.57)
                                          --------      --------       --------     --------       --------   --------   --------
Net asset value, end of period            $  16.23      $  15.18       $  13.98     $  12.36       $  12.36   $  13.23   $  11.99
                                          ========      ========       ========     ========       ========   ========   ========
Total return (annualized)(8)                 20.36%        16.77%         19.77%       (0.08)%(9)     (0.08)%    19.19%      8.75%
                                          ========      ========       ========     ========       ========   ========   ========
Ratios/supplemental data:
 Net assets, end of period (in
   thousands)                             $769,289      $576,673       $542,619     $393,504       $222,873   $532,543   $370,087
 Ratios to average net
   assets(10)(11)(12):
   Expenses                                   0.34%(7)      0.37%(7)       0.38%        0.36%          0.36%      0.34%      0.35%
   Net investment income                      4.09%(7)      4.26%(7)       4.54%        4.65%          4.77%      4.91%      5.31%
 Portfolio turnover rate(13)                   105%           76%            73%          48%            48%        83%        80%
 Average commission rate paid(13)         $ 0.0385      $ 0.0409             --           --             --         --         --

                                                        BALANCED FUND
                                          -----------------------------------------
                                                   INSTITUTIONAL CLASS(1)
                                          -----------------------------------------

                                                   YEAR ENDED OCTOBER 31,
                                          -----------------------------------------
                                            1991     1990(2)      1989       1988
                                          -----------------------------------------
Net asset value, beginning of period      $   9.87   $  11.05   $  10.13   $   9.08
                                          --------   --------   --------   --------
Income from investment operations:
 Net investment income                        0.58       0.57       0.53       0.56
 Net gains (losses) on securities (both
   realized and unrealized)                   1.79      (1.18)      0.90       0.73
                                          --------   --------   --------   --------
Total from investment operations              2.37      (0.61)      1.43       1.29
                                          --------   --------   --------   --------
Less distributions:
 Dividends from net investment income        (0.64)     (0.51)     (0.51)     (0.24)
 Distributions from net realized gains
   on securities                                --      (0.06)        --         --
                                          --------   --------   --------   --------
Total distributions                          (0.64)     (0.57)     (0.51)     (0.24)
                                          --------   --------   --------   --------
Net asset value, end of period            $  11.60   $   9.87   $  11.05   $  10.13
                                          ========   ========   ========   ========
Total return (annualized)(8)                 25.35%     (5.24)%    15.49%     14.63%
                                          ========   ========   ========   ========
Ratios/supplemental data:
 Net assets, end of period (in
   thousands)                             $311,906   $233,702   $210,119   $147,581
 Ratios to average net
   assets(10)(11)(12):
   Expenses                                   0.37%      0.44%      0.47%      0.52%
   Net investment income                      6.06%      6.50%      6.32%      6.25%
 Portfolio turnover rate(13)                    55%        62%        78%        77%
 Average commission rate paid(13)               --         --         --         --


 (1) The Balanced Fund commenced active operations on July 17, 1987. The AMR Class commenced active operations on August 1, 1994 and at that time existing shares of the Balanced Fund were designated as Institutional Class shares.

 (2) Penmark Investments, Inc. was replaced by Independence Investment Associates, Inc. as an investment adviser to the Fund as of the close of business on February 28, 1990.

 (3) Average shares outstanding for the period rather than end of period shares were used to compute net investment income per share.

 (4) GSB Investment Management, Inc. was added as an investment adviser to the Balanced Fund on January 1, 1995.

 (5) Class expenses per share were subtracted from net investment income per share for the Fund before class expenses to determine net investment income per share.

 (6) Capital Guardian Trust Company was replaced by Brandywine Asset Management, Inc. as an investment adviser to the Balanced Fund on April 1, 1996.

 (7) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the Balanced Portfolio.


 (8) Total return reflects accrual for the maximum shareholder services fee of .30% for periods prior to August 1, 1994.


 (9) Total return for the AMR Class for the period ended October 31, 1994 reflects Institutional Class returns from November 1, 1993 through July 31, 1994 and returns of the AMR Class for the period August 1, 1994 (commencement of operations) through October 31, 1994. Due to the different expense structures between the classes, total returns for the AMR Class would vary from the results shown had it been in operation for the entire year.

(10) Effective August 1, 1994, expenses include administrative services fees paid by the Fund to the Manager. Prior to that date, expenses exclude shareholder services fees paid directly by shareholders to the Manager, which amounted to approximately $.01 per share in each period on an annualized basis.

(11) The method of determining average net assets was changed from a monthly average to a daily average starting with the periods ended October 31, 1994.

(12) Annualized.


(13) On November 1, 1995 the Balanced Fund began investing all of its investable assets in the Balanced Portfolio. Portfolio turnover rate and average commission rate paid for the years ended October 31, 1996 and 1997 are those of the Balanced Portfolio. Calculation and disclosure of the average commission rate paid was not required prior to 1996.


PROSPECTUS

                       (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                                GROWTH AND INCOME FUND
                         -----------------------------------------------------------------------------------------------------
                                              AMR CLASS                                      INSTITUTIONAL CLASS(1)
                         ----------------------------------------------------     --------------------------------------------
                                                                    PERIOD
                                 YEAR ENDED OCTOBER 31,              ENDED                   YEAR ENDED OCTOBER 31,
                         --------------------------------------   OCTOBER 31,     --------------------------------------------
                          1997(5)       1996(5)(6)     1995(5)    1994(1)(4)        1994(4)       1993     1992(3)      1991
                         -----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period      $    18.56     $    15.95     $  14.20    $  13.99        $  14.63     $  12.79   $  12.10   $   9.47
                         ----------     ----------     --------    --------        --------     --------   --------   --------
Income from investment
 operations:
 Net investment income         0.45(7)        0.47(7)      0.44        0.11            0.43         0.36       0.39       0.42
 Net gains (losses) on
   securities (both
   realized and
   unrealized)                 4.47(7)        3.15(7)      2.30        0.10            0.08         2.21       0.77       2.70
                         ----------     ----------     --------    --------        --------     --------   --------   --------
Total from investment
 operations                    4.92           3.62         2.74        0.21            0.51         2.57       1.16       3.12
                         ----------     ----------     --------    --------        --------     --------   --------   --------
Less distributions:
 Dividends from net
   investment income          (0.47)         (0.44)       (0.45)         --           (0.41)       (0.37)     (0.39)     (0.49)
 Distributions from net
   realized gains on
   securities                 (1.31)         (0.57)       (0.54)         --           (0.54)       (0.36)     (0.08)        --
                         ----------     ----------     --------    --------        --------     --------   --------   --------
Total distributions           (1.78)         (1.01)       (0.99)         --           (0.95)       (0.73)     (0.47)     (0.49)
                         ----------     ----------     --------    --------        --------     --------   --------   --------
Net asset value, end of
 period                  $    21.70     $    18.56     $  15.95    $  14.20        $  14.19     $  14.63   $  12.79   $  12.10
                         ==========     ==========     ========    ========        ========     ========   ========   ========
Total return
 (annualized)(8)              28.40%         23.66%       21.03%       3.43%(9)        3.36%       21.49%     10.00%     33.83%
                         ==========     ==========     ========    ========        ========     ========   ========   ========
Ratios/supplemental
 data:
 Net assets, end of
   period (in
   thousands)            $1,431,805     $1,008,518     $706,884    $505,892        $ 22,737     $477,088   $339,739   $264,628
 Ratios to average net
   assets(10)(11)(12):
   Expenses                    0.34%(7)       0.36%(7)     0.38%       0.37%           0.33%        0.34%      0.36%      0.37%
   Net investment
     income                    2.45%(7)       2.80%(7)     3.20%       3.18%           3.28%        3.12%      3.57%      4.19%
 Portfolio turnover
   rate(13)                      35%            40%          26%         23%             23%          30%        35%        52%
 Average commission
   rate paid(13)         $   0.0395     $   0.0412           --          --              --           --         --         --

                             GROWTH AND INCOME FUND
                         ------------------------------
                             INSTITUTIONAL CLASS(1)
                         ------------------------------

                             YEAR ENDED OCTOBER 31,
                         ------------------------------
                         1990(2)      1989       1988
                         ------------------------------
Net asset value,
beginning of period      $  11.59   $   9.96   $   8.30
                         --------   --------   --------
Income from investment
 operations:
 Net investment income       0.42       0.42       0.42
 Net gains (losses) on
   securities (both
   realized and
   unrealized)              (1.94)      1.59       1.40
                         --------   --------   --------
Total from investment
 operations                 (1.52)      2.01       1.82
                         --------   --------   --------
Less distributions:
 Dividends from net
   investment income        (0.43)     (0.38)     (0.16)
 Distributions from net
   realized gains on
   securities               (0.17)        --         --
                         --------   --------   --------
Total distributions         (0.60)     (0.38)     (0.16)
                         --------   --------   --------
Net asset value, end of
 period                  $   9.47   $  11.59   $   9.96
                         ========   ========   ========
Total return
 (annualized)(8)           (13.52)%    20.94%     22.20%
                         ========   ========   ========
Ratios/supplemental
 data:
 Net assets, end of
   period (in
   thousands)            $182,430   $187,869   $140,073
 Ratios to average net
   assets(10)(11)(12):
   Expenses                  0.45%      0.45%      0.53%
   Net investment
     income                  4.49%      4.40%      4.20%
 Portfolio turnover
   rate(13)                    41%        50%        56%
 Average commission
   rate paid(13)               --         --         --


 (1) The Growth and Income Fund commenced active operations on July 17, 1987. The AMR Class commenced active operations on August 1, 1994 and at that time existing shares of the Growth and Income Fund were designated as Institutional Class shares.

 (2) GSB Investment Management, Inc. was added as an investment adviser to the Growth and Income Fund on April 10, 1990.

 (3) The assets of the Growth and Income Fund previously managed by Atlanta Capital Management were transferred to GSB Investment Management, Inc. as of the close of business on December 5, 1991.

 (4) Average shares outstanding for the period rather than end of period shares were used to compute net investment income per share.

 (5) Class expenses per share were subtracted from net investment income per share for the Fund before class expenses to determine net investment income per share.

 (6) Capital Guardian Trust Company was replaced by Brandywine Asset Management, Inc. as an investment adviser to the Growth and Income Fund on April 1, 1996.

 (7) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the Growth and Income Portfolio.


 (8) Total return reflects accrual for the maximum shareholder services fee of .30% for periods prior to August 1, 1994.


 (9) Total return for the AMR Class for the period ended October 31, 1994 reflects Institutional Class returns from November 1, 1993 through July 31, 1994 and returns of the AMR Class for the period August 1, 1994 (commencement of operations) through October 31, 1994. Due to the different expense structures between the classes, total returns for the AMR Class would vary from the results shown had it been in operation for the entire year.

(10) Effective August 1, 1994, expenses include administrative services fees paid by the Fund to the Manager. Prior to that date, expenses exclude shareholder services fees paid directly by shareholders to the Manager, which amounted to less than $.01 per share in each period on an annualized basis.

(11) The method of determining average net assets was changed from a monthly average to a daily average starting with the periods ended October 31, 1994.

(12) Annualized.


(13) On November 1, 1995 the Growth and Income Fund began investing all of its investable assets in the Growth and Income Portfolio. Portfolio turnover rate and average commission rate paid for the years ended October 31, 1996 and 1997 are those of the Growth and Income Portfolio. Calculation and disclosure of the average commission rate paid was not required prior to 1996.


                                                                      PROSPECTUS

                              (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                          INTERNATIONAL EQUITY FUND
                                            -----------------------------------------------------
                                                                  AMR CLASS
                                            -----------------------------------------------------
                                                   YEAR ENDED OCTOBER 31,           PERIOD ENDED
                                            ------------------------------------     OCTOBER 31,
                                            1997(5)       1996(5)       1995(5)     1994(1)(3)(4)
                                            -----------------------------------------------------
Net asset value, beginning of period        $  15.06      $  13.31      $  12.87      $  12.61
                                            --------      --------      --------      --------
Income from investment operations:
 Net investment income                          0.37(6)       0.31(6)       0.30          0.05
 Net gains (losses) on securities
   (both realized and unrealized)               2.46(6)       1.98(6)       0.68          0.21
                                            --------      --------      --------      --------
Total from investment operations                2.83          2.29          0.98          0.26
                                            --------      --------      --------      --------
Less distributions:
 Dividends from net investment income          (0.33)        (0.30)        (0.22)           --
 Distributions from net realized gains on
   securities                                  (0.41)        (0.24)        (0.32)           --
                                            --------      --------      --------      --------
Total distributions                            (0.74)        (0.54)        (0.54)           --
                                            --------      --------      --------      --------
Net asset value, end of period              $  17.15      $  15.06      $  13.31      $  12.87
                                            ========      ========      ========      ========
Total return (annualized)(7)                   19.39%        17.72%         8.18%        11.77%
                                            ========      ========      ========      ========
Ratios/supplemental data:
 Net assets, end of period (in thousands)   $464,588      $330,898      $227,939      $165,524
 Ratios to average net assets(9)(10)(11):
   Expenses                                     0.58%(6)      0.57%(6)      0.60%         0.63%
   Net investment income                        2.51%(6)      2.49%(6)      2.65%         1.41%
 Portfolio turnover rate(13)                      15%           19%           21%           37%
 Average commission rate paid(13)           $ 0.0164      $ 0.0192            --            --

                                                        INTERNATIONAL EQUITY FUND
                                            --------------------------------------------------
                                                           INSTITUTIONAL CLASS
                                            --------------------------------------------------
                                                  YEAR ENDED OCTOBER 31,          PERIOD ENDED
                                            ----------------------------------    OCTOBER 31,
                                            1994(3)(4)      1993(2)     1992        1991(1)
                                            --------------------------------------------------
Net asset value, beginning of period         $ 12.07        $  8.93    $ 10.13      $ 10.00
                                             -------        -------    -------      -------
Income from investment operations:
 Net investment income                          0.32           0.17       0.12           --
 Net gains (losses) on securities
   (both realized and unrealized)               1.10           3.09      (1.31)        0.13
                                             -------        -------    -------      -------
Total from investment operations                1.42           3.26      (1.19)        0.13
                                             -------        -------    -------      -------
Less distributions:
 Dividends from net investment income          (0.17)         (0.12)     (0.01)          --
 Distributions from net realized gains on
   securities                                  (0.45)            --         --           --
                                             -------        -------    -------      -------
Total distributions                            (0.62)         (0.12)     (0.01)          --
                                             -------        -------    -------      -------
Net asset value, end of period               $ 12.87        $ 12.07    $  8.93      $ 10.13
                                             =======        =======    =======      =======
Total return (annualized)(7)                   11.77%(8)      36.56%    (12.07)%       5.69%
                                             =======        =======    =======      =======
Ratios/supplemental data:
 Net assets, end of period (in thousands)    $23,115        $66,652    $38,837      $10,536
 Ratios to average net assets(9)(10)(11):
   Expenses                                     0.61%          0.78%      1.17%        1.90%(12)
   Net investment income                        2.74%          2.00%      2.04%        0.38%(12)
 Portfolio turnover rate(13)                      37%            61%        21%           2%
 Average commission rate paid(13)                 --             --         --           --


 (1) The International Equity Fund commenced active operations on August 7, 1991. The AMR Class commenced active operations on August 1, 1994 and at that time existing shares of the International Equity Fund were designated as Institutional Class shares.

 (2) HD International Limited was replaced by Hotchkis and Wiley as an investment adviser to the International Equity Fund as of May 21, 1993.

 (3) Morgan Stanley Asset Management Inc. was added as an investment adviser to the International Equity Fund as of August 1, 1994.

 (4) Average shares outstanding for the period rather than end of period shares were used to compute net investment income per share.

 (5) Class expenses per share were subtracted from net investment income per share for the Fund before class expenses to determine net investment income per share.

 (6) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the International Equity Portfolio.


 (7) Total return reflects accrual for the maximum shareholder services fee of .30% for periods prior to August 1, 1994.


 (8) Total return for the AMR Class for the period ended October 31, 1994 reflects Institutional Class returns from November 1, 1993 through July 31, 1994 and returns of the AMR Class for the period August 1, 1994 (commencement of operations) through October 31, 1994. Due to the different expense structures between the classes, total returns for the AMR Class would vary from the results shown had it been in operation for the entire year.

 (9) Effective August 1, 1994, expenses include administrative services fees paid by the Fund to the Manager. Prior to that date, expenses exclude shareholder services fees paid directly by shareholders to the Manager. Such fees amounted to less than $.04 per share in each period on an annualized basis and were waived by the Manager for the period ended October 31, 1991.

(10) The method of determining average net assets was changed from a monthly average to a daily average starting with the periods ended October 31, 1994.

(11) Annualized.

(12) Estimated based on expected annual expenses and actual average net assets.


(13) On November 1, 1995 the International Equity Fund began investing all of its investable assets in the International Equity Portfolio. Portfolio turnover rate and average commission rate paid for the years ended October 31, 1996 and 1997 are those of the International Equity Portfolio. Calculation and disclosure of the average commission rate paid was not required prior to 1996.


PROSPECTUS

                       (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)



                                                              S&P 500 INDEX FUND --
                                                                    AMR CLASS
                                                              ---------------------
                                                                   YEAR ENDED
                                                              DECEMBER 31, 1997(1)
                                                              ---------------------
Net asset value, beginning of period                                 $10.00
                                                              -------------
Income from investment operations:
  Net investment income                                                0.14
  Net gains (losses) on securities (both realized and
    unrealized)(2)                                                     3.16
                                                              -------------
Total from investment operations                                       3.30
                                                              -------------
Less distributions:
  Dividends from net investment income                                (0.14)
  Distributions from net realized gains on securities                    --
                                                              -------------
Total distributions                                                   (0.14)
                                                              -------------
Net asset value, end of period                                       $13.16
                                                              =============
Total return (annualized)                                             33.09%
                                                              =============
Ratios/supplemental data:
  Net assets, end of period (in thousands)                           $7,862
  Ratios to average net assets (annualized)(2):
    Net investment income                                              1.61%
    Expenses                                                           0.20%
    Decrease reflected in above expense ratio due to
      absorption of expenses by Bankers Trust and the
      Manager                                                          0.43%
  Portfolio turnover rate(3)                                             19%
  Average commission rate paid(3)                                    $.0230



(1) The S&P 500 Index Fund commenced active operations January 1, 1997 and on March 1, 1998, existing shares of the Fund were designated Institutional Class shares.



(2) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of its corresponding Portfolio.



(3) Portfolio turnover rate and average commission rate paid is that of the Equity 500 Index Portfolio.


                                                                      PROSPECTUS

                              (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                                 SHORT-TERM BOND FUND
                                     ----------------------------------------------------------------------------
                                                      AMR CLASS                         INSTITUTIONAL CLASS
                                     -------------------------------------------   ------------------------------
                                                                       PERIOD
                                        YEAR ENDED OCTOBER 31,          ENDED          YEAR ENDED OCTOBER 31,
                                     -----------------------------   OCTOBER 31,   ------------------------------
                                      1997       1996       1995     1994(1)(3)    1994(3)      1993       1992
                                     ----------------------------------------------------------------------------
Net asset value, beginning of
period                               $  9.67    $  9.81    $  9.68     $  9.78     $  10.23   $  10.13   $  10.07
Income from investment operations:
 Net investment income                  0.66(4)    0.65(4)    0.64        0.14         0.52       0.58       0.75
 Net gains (losses) on securities
   (both realized and unrealized)      (0.05)(4)   (0.14)(4)  0.13       (0.10)       (0.46)      0.15       0.06
                                     -------    -------    -------     -------     --------   --------   --------
Total from investment operations        0.61       0.51       0.77        0.04         0.06       0.73       0.81
                                     -------    -------    -------     -------     --------   --------   --------
Less distributions:
 Dividends from net investment
   income                              (0.66)     (0.65)     (0.64)      (0.14)       (0.52)     (0.58)     (0.75)
 Distributions from net realized
   gains on securities                    --         --         --          --        (0.10)     (0.05)        --
                                     -------    -------    -------     -------     --------   --------   --------
Total distributions                    (0.66)     (0.65)     (0.64)      (0.14)       (0.62)     (0.63)     (0.75)
                                     -------    -------    -------     -------     --------   --------   --------
Net asset value, end of period       $  9.62    $  9.67    $  9.81     $  9.68     $   9.67   $  10.23   $  10.13
                                     =======    =======    =======     =======     ========   ========   ========
Total return (annualized)(5)            6.57%      5.38%      8.22%       0.59%(6)     0.42%      7.20%      7.94%
                                     =======    =======    =======     =======     ========   ========   ========
Ratios/supplemental data:
 Net assets, end of period (in
   thousands)                        $64,010    $59,526    $64,595     $53,445     $112,141   $238,874   $209,928
 Ratios to average net
   assets(7)(8)(9):
   Expenses                             0.32%(4)    0.33%(4)    0.36%      0.33%       0.31%      0.26%      0.27%
   Net investment income                6.90%(4)    6.66%(4)    6.60%      5.77%       5.26%      5.76%      7.40%
 Portfolio turnover rate(10)             282%       304%       183%         94%          94%       176%       133%

                                                SHORT-TERM BOND FUND
                                     ------------------------------------------
                                                INSTITUTIONAL CLASS
                                     ------------------------------------------
                                                                      PERIOD
                                        YEAR ENDED OCTOBER 31,         ENDED
                                     ----------------------------   OCTOBER 31,
                                     1991(2)     1990      1989       1988(1)
                                     ------------------------------------------
Net asset value, beginning of
period                               $   9.76   $  9.94   $ 10.12     $ 10.00
Income from investment operations:
 Net investment income                   0.83      0.92      0.96        0.64
 Net gains (losses) on securities
   (both realized and unrealized)        0.31     (0.18)    (0.12)       0.05
                                     --------   -------   -------     -------
Total from investment operations         1.14      0.74      0.84        0.69
                                     --------   -------   -------     -------
Less distributions:
 Dividends from net investment
   income                               (0.83)    (0.92)    (1.02)      (0.57)
 Distributions from net realized
   gains on securities                     --        --        --          --
                                     --------   -------   -------     -------
Total distributions                     (0.83)    (0.92)    (1.02)      (0.57)
                                     --------   -------   -------     -------
Net asset value, end of period       $  10.07   $  9.76   $  9.94     $ 10.12
                                     ========   =======   =======     =======
Total return (annualized)(5)            11.87%     7.51%     7.62%       7.41%
                                     ========   =======   =======     =======
Ratios/supplemental data:
 Net assets, end of period (in
   thousands)                        $141,629   $83,265   $60,507     $40,855
 Ratios to average net
   assets(7)(8)(9):
   Expenses                              0.35%     0.48%     0.59%       0.50%
   Net investment income                 8.42%     9.44%     9.77%       8.01%
 Portfolio turnover rate(10)              165%      156%      158%        127%



 (1) The Short-Term Bond Fund commenced active operations on December 3, 1987. Prior to March 1, 1998, the Short-Term Bond Fund was known as the Limited-Term Income Fund. The AMR Class commenced active operations on August 1, 1994 and at that time existing shares of the Short-Term Bond Fund were designated as Institutional Class shares.



 (2) AMR Investment Services, Inc. began portfolio management of the Short-Term Bond Fund on March 1, 1991 replacing Brown Brothers, Harriman & Co. and Barrow, Hanley, Mewhinney & Strauss, Inc.


 (3) Average shares outstanding for the period rather than end of period shares were used to compute net investment income per share.


 (4) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expense of the Short-Term Bond Portfolio.



 (5) Total return reflects accrual for the maximum shareholder services fee of .30% for periods prior to August 1, 1994.


 (6) Total return for the AMR Class for the period ended October 31, 1994 reflects Institutional Class returns from November 1, 1993 through July 31, 1994 and returns of the AMR Class for the period August 1, 1994 (commencement of operations) through October 31, 1994. Due to the different expense structures between the classes, total returns for the AMR Class would vary from the results shown had it been in operation for the entire year.

 (7) Effective August 1, 1994, expenses include administrative services fees paid by the Fund to the Manager. Prior to that date, expenses exclude shareholder services fees paid directly by shareholders to the Manager. Such fees amounted to less than $.03 per share in each period on an annualized basis.

 (8) The method of determining average net assets was changed from a monthly average to a daily average starting with the periods ended October 31, 1994.

 (9) Annualized.


(10) On November 1, 1995 the Short-Term Bond Fund began investing all of its investable assets in the Short-Term Bond Portfolio. Portfolio turnover rate for the years ended October 31, 1996 and 1997 is that of the Short-Term Bond Portfolio.


PROSPECTUS

INTRODUCTION


    The Trust is an open-end, diversified management investment company organized as a Massachusetts business trust on January 16, 1987. The Funds are six of the several investment portfolios of the Trust. Each Fund has a distinctive investment objective and investment policies. Each Fund, except the S&P 500 Index Fund, invests all of its investable assets in a corresponding Portfolio of the AMR Trust that has an identical investment objective. The S&P 500 Index Fund invests all of its investable assets in the Equity 500 Index Portfolio, which is a separate investment company, advised by BT, that has an identical investment objective. The Manager provides the Portfolios, except the Equity 500 Index Portfolio, with business and asset management services, including the evaluation and monitoring of the investment advisers, and it provides the Funds with administrative services. BT provides the Equity 500 Index Portfolio with investment advisory, administrative and other services.



    The Funds, except the S&P 500 Index Fund, are comprised of three classes of shares, including the "AMR Class," for tax-exempt retirement and benefit plans of AMR Corporation and its affiliates. The S&P 500 Index Fund is comprised of two classes of shares, including the "Institutional Class" which is available to large institutional investors investing at least $2 million in the Funds. For further information about the Funds' other classes, call (800) 388-3344.



    Although each class of shares is designed to meet the needs of different categories of investors, all classes of each Fund share the same portfolio of investments and a common investment objective. See "Investment Objectives, Policies and Risks." There is no guarantee that a Fund will achieve its investment objective. Based on its value, a share of a Fund, regardless of class, will receive a proportionate share of the investment income and the gains (losses) earned (or incurred) by the Fund. It also will bear its proportionate share of expenses that are allocated to the Fund as a whole. However, certain expenses are allocated separately to each class of shares.



    The assets of the Balanced Portfolio, the Growth and Income Portfolio and the International Equity Portfolio are allocated by the Manager among investment advisers designated for each of those Portfolios. BT serves as the investment adviser to the Equity 500 Index Portfolio. The assets of the Intermediate Bond Portfolio are allocated by the Manager between the Manager and another investment adviser. Investment decisions for the Short-Term Bond Portfolio are made directly by the Manager. With the exception of the S&P 500 Index Fund, each investment adviser has discretion to purchase and sell portfolio securities in accordance with the investment objectives, policies and restrictions described in this Prospectus and in the SAI and by specific investment strategies developed by the Manager. See "Investment Advisers."



    AMR Class and Institutional Class shares are offered without a sales charge at the net asset value next determined after an investment is received and accepted. Shares will be redeemed at the net asset value next determined after receipt of a redemption order. See "Purchase, Redemption and Valuation of Shares."


INVESTMENT OBJECTIVES, POLICIES AND RISKS


    The investment objective and policies of each Fund and its corresponding Portfolio are described below. Except as otherwise indicated, the investment policies of any Fund may be changed at any time by the Board to the extent that such changes are consistent with the investment objective of the applicable Fund. However, each Fund's investment objective may not be changed without a majority vote of that Fund's outstanding shares, which is defined as the lesser of (a) 67% of the shares of the applicable Fund present or represented if the holders of more than 50% of the shares are present or represented at the shareholders' meeting, or (b) more than 50% of the shares of the applicable Fund (hereinafter, "majority vote"). Except for the Equity 500 Index Portfolio, a Portfolio's investment objective may not be changed without a majority vote of that Portfolio's interest holders. The investment objective of the Equity 500 Index Portfolio is not a fundamental policy. Shareholders of the S&P 500 Index Fund will receive thirty days' prior written notice with respect to any change in the investment objective of the Equity 500 Index Portfolio.


                                                                      PROSPECTUS

    Each Fund has a fundamental investment policy which allows it to invest all of its investable assets in its corresponding Portfolio. All other fundamental investment policies and the non-fundamental investment policies of each Fund and its corresponding Portfolio are identical. Therefore, although the following discusses the investment policies of each Portfolio, the AMR Trust's Board of Trustees ("AMR Trust Board") and the Equity 500 Index Portfolio's Board of Trustees ("Equity 500 Index Portfolio Board"), it applies equally to each Fund and each Board.


AMERICAN AADVANTAGE BALANCED FUND -- This Fund's investment objective is to realize both income and capital appreciation. This Fund seeks its investment objective by investing all of its investable assets in the Balanced Portfolio, which invests primarily in equity and debt securities. Although equity securities (such as stocks) will be purchased primarily for capital appreciation and debt securities (such as bonds) will be purchased primarily for income purposes, income and capital appreciation potential will be considered in connection with all such investments. Excluding collateral for securities loaned, ordinarily the Portfolio will have a minimum of 30% and a maximum of 70% of its assets invested in equity securities and a minimum of 30% and a maximum of 70% of its assets invested in debt securities which, at the time of purchase, are rated in one of the four highest rating categories by all nationally recognized statistical rating organizations ("Rating Organizations") rating that security such as Standard & Poor's ("S&P") or Moody's Investor Services, Inc. ("Moody's") or, if unrated, are deemed to be of comparable quality by the applicable investment adviser. Obligations rated in the fourth highest rating category are limited to 25% of the Portfolio's debt allocation. Obligations rated in the BBB or Baa categories by any Rating Organization have speculative characteristics and thus changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. See the SAI for a description of debt ratings. The Portfolio, at the discretion of the investment advisers, may retain a security that has been downgraded below the initial investment criteria. The Portfolio usually invests between 50% and 65% of its assets in equity securities and between 35% and 50% of its assets in debt securities. The remainder of the Portfolio's assets may be invested in other investment companies and in cash or cash equivalents, including investment-grade short-term obligations. However, when its investment advisers deem that market conditions warrant, the Portfolio may, for temporary defensive purposes, invest up to 100% of its assets in cash, cash equivalents and investment grade short-term obligations.



    The Portfolio's investments in debt securities may include investments in obligations of the U.S. Government and its agencies and instrumentalities, including separately traded registered interest and principal securities ("STRIPS") and other zero coupon obligations; corporate bonds, notes and debentures; non-convertible preferred stocks; mortgage-backed securities; asset-backed securities; and domestic, Yankeedollar and Eurodollar bank deposit notes, certificates of deposit, bonds and notes. Such obligations may have a fixed, variable or floating rate of interest. See the SAI for a further description of the foregoing securities. The value of the Portfolio's debt investments will vary in response to interest rate changes as described in "American AAdvantage Intermediate Bond Fund and American AAdvantage Short-Term Bond Fund."



    The Portfolio also may engage in dollar rolls or purchase or sell securities on a "when-issued" or "forward commitment" basis. The purchase or sale of when-issued securities enables an investor to hedge against anticipated changes in interest rates and prices by locking in an attractive price or yield. The price of when-issued securities is fixed at the time the commitment to purchase or sell is made, but delivery and payment for the when-issued securities take place at a later date, normally one to two months after the date of purchase. During the period between purchase and settlement, no payment is made by the purchaser to the issuer and no interest accrues to the purchaser. Such transactions therefore involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date. A sale of a when-issued security also involves the risk that the other party will be unable to settle the transaction. Dollar rolls are a type of forward commitment transaction. Purchases and sales of securities on a forward commitment basis involve a commitment to purchase or sell securities with payment and delivery to take place at some future date, normally one to two months after the date of the transaction. As with when-issued securities, these transactions involve certain risks, but they also enable an investor to hedge against anticipated changes in interest rates and prices. Forward commitment transactions are executed for existing obligations,

PROSPECTUS
whereas in a when-issued transaction, the obligations have not yet been issued. When purchasing securities on a when-issued or on a forward commitment basis, a segregated account of liquid assets at least equal to the value of purchase commitments for such securities will be maintained until the settlement date.


    The Portfolio's equity investments may consist of common stocks, preferred stocks and convertible securities, including foreign securities that are represented by U.S. dollar-denominated American Depositary Receipts traded in the United States on exchanges and in the over-the-counter market. When purchasing equity securities, emphasis will be placed on undervalued securities with above average growth expectations. The Manager believes that purchasing securities which the investment advisers believe are undervalued in the market and that have above average growth potential will outperform other investment styles over the longer term while minimizing volatility and downside risk. The Manager will recommend that, with respect to portfolio management of equity assets, the Trust retain only those investment advisers who, in the Manager's opinion, utilize such an approach.


    BARROW, HANLEY, MEWHINNEY & STRAUSS, INC.; BRANDYWINE ASSET MANAGEMENT, INC.; GSB INVESTMENT MANAGEMENT, INC.; HOTCHKIS AND WILEY; and INDEPENDENCE INVESTMENT ASSOCIATES, INC. currently manage the assets of the Balanced Portfolio. See "Investment Advisers."


AMERICAN AADVANTAGE GROWTH AND INCOME FUND -- This Fund's investment objective is to realize long-term capital appreciation and current income. This Fund seeks its investment objective by investing all of its investable assets in the Growth and Income Portfolio, which invests primarily in equity securities. Excluding collateral for securities loaned, ordinarily at least 80% of the Portfolio's assets will be invested in equity securities consisting of common stocks, preferred stocks, securities convertible into common stocks, and securities having common stock characteristics, such as rights and warrants, and foreign equity securities that are represented by U.S. dollar-denominated American Depositary Receipts traded in the United States on exchanges and in the over-the-counter market. When purchasing equity securities, primary emphasis will be placed on undervalued securities with above average growth expectations. In order to seek either above average current income or capital appreciation when interest rates are expected to decline, the Portfolio may invest in debt securities which, at the time of purchase, are rated in one of the four highest rating categories by all Rating Organizations rating that security or, if unrated, are deemed to be of comparable quality by the applicable investment adviser. Obligations rated in the fourth highest rating category are limited to 25% of the Portfolio's debt allocation. See "American AAdvantage Balanced Fund" for a description of the risks involved with these obligations. See the SAI for definitions of the foregoing securities and for a description of debt ratings. The Portfolio also may invest in other investment companies or in cash and cash equivalents, including investment grade short-term obligations. However, when its investment advisers deem that market conditions warrant, the Portfolio may, for temporary defensive purposes, invest up to 100% of its assets in cash, cash equivalents and investment grade short-term obligations. In addition, the Portfolio may purchase or sell securities on a when-issued or forward commitment basis. See "American AAdvantage Balanced Fund" for a description of these transactions.


    BARROW, HANLEY, MEWHINNEY & STRAUSS, INC.; BRANDYWINE ASSET MANAGEMENT, INC.; GSB INVESTMENT MANAGEMENT, INC.; HOTCHKIS AND WILEY; and INDEPENDENCE INVESTMENT ASSOCIATES, INC. currently manage the assets of the Growth and Income Portfolio. See "Investment Advisers."

AMERICAN AADVANTAGE INTERNATIONAL EQUITY FUND -- This Fund's investment objective is to realize long-term capital appreciation. This Fund seeks its investment objective by investing all of its investable assets in the International Equity Portfolio, which invests primarily in equity securities of issuers based outside the United States. Ordinarily the Portfolio will invest at least 65% of its assets in common stocks and securities convertible into common stocks of issuers in at least three different countries located outside the United States. However, excluding collateral for securities loaned, the Portfolio generally invests in excess of 80% of its assets in such securities. The remainder of the Portfolio's assets will be invested in non-U.S. debt securities which, at the time of purchase, are rated in one of the three highest rating categories by any Rating Organization or, if unrated, are deemed to be of comparable quality by the applicable investment adviser and traded publicly on a world market, or in cash or cash equivalents, including investment grade short-term obligations, or in other investment companies. However, when
                                                                      PROSPECTUS
its investment advisers deem that market conditions warrant, the Portfolio may, for temporary defensive purposes, invest up to 100% of its assets in cash, cash equivalents, other investment companies and investment grade short-term obligations.

    The investment advisers select securities based upon a country's economic outlook, market valuation and potential changes in currency exchange rates. When purchasing equity securities, primary emphasis will be placed on undervalued securities with above average growth expectations.


    Overseas investing carries potential risks not associated with domestic investments. Such risks include but are not limited to: (1) political and financial instability abroad, including risk of nationalization or expropriation of assets and the risk of war; (2) less liquidity and greater volatility of foreign investments; (3) less public information regarding foreign companies;
(4) less government regulation and supervision of foreign stock exchanges, brokers and listed companies; (5) lack of uniform accounting, auditing and financial reporting standards; (6) delays in transaction settlement in some foreign markets; (7) possible imposition of confiscatory foreign taxes; (8) possible limitation on the removal of securities or other assets of the Portfolio; (9) restrictions on foreign investments and repatriation of capital;
(10) currency fluctuations; (11) cost and possible restrictions of currency conversion; (12) withholding taxes on dividends in foreign countries; and (13) possible higher commissions, custodial fees and management costs than in the U.S. market. These risks are often greater for investments in emerging or developing countries.



    The Portfolio will limit its investments to those in countries which have been recommended by the Manager and which have been approved by the AMR Trust Board. Countries may be added or deleted with AMR Trust Board approval. In determining which countries will be approved, the AMR Trust Board will evaluate the risk factors set forth above and will particularly focus on the ability to repatriate funds, the size and liquidity aspects of a particular country's market and the investment climate for foreign investors. The current countries in which the Portfolio may invest are Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, Mexico, Netherlands, New Zealand, Norway, Portugal, Singapore, South Korea, Spain, Sweden, Switzerland and the United Kingdom.


    The Portfolio may trade forward foreign currency contracts ("forward contracts"), which are derivatives, to hedge currency fluctuations of underlying stock or bond positions or in other circumstances permitted by the Commodity Futures Trading Commission ("CFTC"). Forward contracts to sell foreign currency may be used when the management of the Portfolio believes that the currency of a particular foreign country may suffer a decline against the U.S. dollar. Forward contracts are also entered into to set the exchange rate for a future transaction. In this manner, the Portfolio may protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar or other currency which is being used for the security purchase and the foreign currency in which the security is denominated during the period between the date on which the security is purchased or sold and the date on which payment is made or received. Forward contracts involve certain risks which include, but are not limited to: (1) imperfect correlation between the securities hedged and the contracts themselves; and (2) possible decrease in the total return of the Portfolio. Forward contracts are discussed in greater detail in the SAI.

    The Portfolio also may trade currency futures for the same reasons as for entering into forward contracts as set forth above. Currency futures are traded on U.S. and foreign currency exchanges. The use of currency futures also entails certain risks which include, but are not limited to: (1) less liquidity due to daily limits on price fluctuation; (2) imperfect correlation between the securities hedged and the contracts themselves; (3) possible decrease in the total return of the Portfolio due to hedging; (4) possible reduction in value for both the contracts and the securities being hedged; and (5) potential losses in excess of the amounts invested in the currency futures contracts themselves. The Portfolio may not enter into currency futures contracts if the purchase or sale of such contract would cause the sum of the Portfolio's initial and any variation margin deposits to exceed 5% of its total assets. Currency futures contracts, which are derivatives, are discussed in greater detail in the SAI.

PROSPECTUS

    HOTCHKIS AND WILEY, MORGAN STANLEY ASSET MANAGEMENT INC. and TEMPLETON INVESTMENT COUNSEL, INC. currently serve as investment advisers to the International Equity Portfolio.


AMERICAN AADVANTAGE S&P 500 INDEX FUND -- This Fund's investment objective is to provide investment results that, before expenses, correspond to the total return (the combination of capital changes and income) of common stocks publicly traded in the United States, as represented by the S&P 500. This Fund seeks its investment objective by investing all of its investable assets in the Equity 500 Index Portfolio which invests in common stocks of companies that compose the S&P
500. The Fund offers investors a convenient means of diversifying their holdings of common stocks while relieving those investors of the administrative burdens typically associated with purchasing and holding these instruments.

    The Portfolio is not managed according to traditional methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial and market analyses and investment judgment. Instead, the Portfolio, utilizing a "passive" or "indexing" investment approach, attempts to replicate, before expenses, the performance of the S&P 500.

    Under normal conditions, the Portfolio will invest at least 80% of its assets in common stocks of companies that compose the S&P 500. In seeking to replicate the performance of the S&P 500, BT, the Portfolio's investment adviser, will attempt over time to allocate the Portfolio's investments among common stocks in approximately the same weightings as the S&P 500, beginning with the heaviest-weighted stocks that make up a larger portion of the Index's value. Over the long term, BT normally seeks a correlation between the performance of the Portfolio, before expenses, and that of the S&P 500 of 0.98 or better. A figure of 1.00 would indicate perfect correlation. In the unlikely event that the correlation is not achieved, the Equity 500 Index Portfolio Board will consider alternative structures.

    BT utilizes a two-stage sampling approach in seeking to obtain the objective. Stage one, which encompasses large capitalization stocks, maintains the stock holdings at or near their benchmark weights. Large capitalization stocks are defined as those securities that represent 0.10% or more of the Index. In stage two, smaller stocks are analyzed and selected using risk characteristics and industry weights in order to match the sector and risk characteristics of the smaller companies in the S&P 500. This approach helps to maximize portfolio liquidity while minimizing costs.

    BT generally will seek to match the composition of the S&P 500, but usually will not invest the Portfolio's stock portfolio to mirror the Index exactly. Because of the difficulty and expense of executing relatively small stock transactions, the Portfolio may not always be invested in the less heavily weighted S&P 500 stocks and may at times have its portfolio weighted differently from the S&P 500. When the Portfolio's size is greater, BT expects to purchase more of the stocks in the S&P 500 and to match the relative weighting of the S&P 500 more closely and anticipates that the Portfolio will be able to mirror, before expenses, the performance of the S&P 500 with little variance. In addition, the Portfolio may omit or remove any S&P 500 stock from the Portfolio if, following objective criteria, BT judges the stock to be insufficiently liquid or believes the merit of the investment has been substantially impaired by extraordinary events or financial conditions. BT will not purchase the stock of Bankers Trust New York Corporation, which is included in the Index, and instead will overweight its holdings of companies engaged in similar businesses.

    Under normal conditions, BT will attempt to invest as much of the Portfolio's assets as is practical in common stocks included in the S&P 500. However, the Portfolio may maintain up to 20% of its assets in short-term debt securities and money market instruments hedged with stock index futures and options to meet redemption requests or to facilitate the investment in common stocks.

    When the Portfolio has cash from new investments in the Portfolio or holds a portion of its assets in money market instruments, it may enter into stock index futures or options to attempt to increase its exposure to the stock market. Strategies the Portfolio could use to accomplish this include purchasing futures contracts, writing
                                                                      PROSPECTUS
put options, and purchasing call options. When the Portfolio wishes to sell securities, because of shareholder redemptions or otherwise, it may use stock index futures or options thereon to hedge against market risk until the sale can be completed. These strategies could include selling futures contracts, writing call options, and purchasing put options.

    BT will choose among futures and options strategies based on its judgment of how best to meet the Portfolio's goals. In selecting futures and options, BT will assess such factors as current and anticipated stock prices, relative liquidity and price levels in the options and futures markets compared to the securities markets, and the Portfolio's cash flow and cash management needs. If BT judges these factors incorrectly, or if price changes in the Portfolio's futures and options positions are not well correlated with those of its other investments, the Portfolio could be hindered in the pursuit of the objective and could suffer losses. The Portfolio could also be exposed to risks if it could not close out its futures or options positions because of an illiquid secondary market. BT will only use these strategies for cash management purposes. Futures and options will not be used to increase portfolio risk above the level that could be achieved using only traditional investment securities or to acquire exposure to changes in the value of assets or indices that by themselves would not be purchased for the Portfolio. Futures and options are discussed in greater detail in the SAI.


    The Portfolio intends to stay invested in the securities described above to the extent practical in light of the objective and long-term investment perspective. However, the Portfolio's assets may be invested in short-term instruments with remaining maturities of 397 days or less to meet anticipated redemptions and expenses or for day-to-day operating purposes. Short-term instruments consist of (1) short-term obligations of the U.S. Government, its agencies, instrumentalities, authorities or political subdivisions; (2) other short-term debt securities rated Aa or higher by Moody's or AA or higher by S&P or, if unrated, of comparable quality in the opinion of BT; (3) commercial paper; (4) bank obligations, including negotiable certificates of deposit, time deposits and bankers' acceptances; and (5) repurchase agreements. At the time the Portfolio invests in commercial paper, bank obligations or repurchase agreements, the issuer or the issuer's parent must have outstanding debt rated Aa or higher by Moody's or AA or higher by S&P or outstanding commercial paper or bank obligations rated Prime-1 by Moody's or A-1 by S&P; or, if no such ratings are available, the instrument must be of comparable quality in the opinion of BT.



    The S&P 500 is a well-known stock market index that includes common stocks of 500 companies from several industrial sectors representing a significant portion of the market value of all common stocks publicly traded in the United States, most of which are listed on the New York Stock Exchange (the "Exchange"). Stocks in the S&P 500 are weighted according to their market capitalization (the number of shares outstanding multiplied by the stock's current price). BT believes that the performance of the S&P 500 is representative of the performance of publicly traded common stocks in general. The composition of the S&P 500 is determined by Standard & Poor's Corporation and is based on such factors as the market capitalization and trading activity of each stock and its adequacy as a representation of stocks in a particular industry group, and may be changed from time to time.



    The Fund and the Portfolio are not sponsored, endorsed, sold or promoted by Standard & Poor's Corporation. Standard & Poor's Corporation makes no representation or warranty, express or implied, to the owners of the Fund or the Portfolio or any member of the public regarding the advisability of investing in securities generally or in the Fund and the Portfolio particularly or the ability of the S&P 500 to track general stock market performance. Standard & Poor's Corporation does not guarantee the accuracy and/or the completeness of the S&P 500 or any data included therein.



    STANDARD & POOR'S CORPORATION MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO THE RESULTS TO BE OBTAINED BY THE FUND OR THE PORTFOLIO, OWNERS OF THE FUND OR THE PORTFOLIO, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 OR ANY DATA INCLUDED THEREIN. STANDARD & POOR'S CORPORATION MAKES NO EXPRESS OR IMPLIED WARRANTIES AND HEREBY EXPRESSLY DISCLAIMS ALL SUCH WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 OR ANY DATA INCLUDED THEREIN.

PROSPECTUS

    The ability of the Fund and the Portfolio to meet their investment objective depends to some extent on the cash flow experienced by the Fund and by the other investors in the Portfolio, since investments and redemptions by shareholders of the Fund generally will require the Portfolio to purchase or sell securities. BT will make investment changes to accommodate cash flow in an attempt to maintain the similarity of the Portfolio to the S&P 500. An investor should also be aware that the performance of the S&P 500 is a hypothetical number that does not take into account brokerage commissions and other costs of investing, unlike the Portfolio which must bear these costs. Finally, since the Portfolio seeks to track the S&P 500, BT generally will not attempt to judge the merits of any particular stock as an investment.



AMERICAN AADVANTAGE INTERMEDIATE BOND FUND AND AMERICAN AADVANTAGE SHORT-TERM BOND FUND -- The investment objective of each of these Funds is to realize income and capital appreciation. As an investment policy, each Fund primarily seeks income and secondarily seeks capital appreciation. The Intermediate Bond Fund and the Short-Term Bond Fund each seeks its investment objective by investing all of its investable assets in the Intermediate Bond Portfolio and the Short-Term Bond Portfolio, respectively, which invest primarily in debt obligations. Permissible investments include securities of the U.S. Government and its agencies and instrumentalities, including STRIPS and other zero coupon obligations; corporate bonds, notes and debentures; nonconvertible preferred stocks; mortgage-backed securities; asset-backed securities; domestic, Yankeedollar and Eurodollar certificates of deposit, bank deposit notes, and bank notes; other investment companies; and cash or cash equivalents including investment grade short-term obligations. Such obligations may have a fixed, variable or floating rate of interest. At the time of purchase, all such securities will be rated in one of the four highest rating categories by all Rating Organizations rating such obligation or, if unrated, will be deemed to be of comparable quality by the Manager or the investment adviser. Obligations rated in the fourth highest rating category are limited to 25% of each Portfolio's total assets. See "American AAdvantage Balanced Fund" for a description of the risks involved with these obligations. The Portfolios, at the discretion of the Manager and the investment adviser, may retain a security which has been downgraded below the initial investment criteria. See the SAI for definitions of the foregoing securities and for a description of debt ratings. Principal and/or interest payments for obligations of the U.S. Government's agencies or instrumentalities may or may not be backed by the full faith and credit of the U.S. Government.



    Although investments will not be restricted by either maturity or duration of the securities purchased, under normal circumstances, the Intermediate Bond Portfolio will seek to maintain a dollar weighted average duration of three to seven years and the Short-Term Bond Portfolio will seek to maintain a dollar weighted average duration of one to three years. Because the timing on return of principal for both asset-backed and mortgage-backed securities is uncertain, in calculating the average weighted duration of the Portfolio, the duration of these securities may be based on certain industry conventions.



    Mortgage-backed securities are securities representing interests in "pools" of mortgages in which payments of both interest and principal on the securities are made monthly, in effect, "passing through" monthly payments made by the individual borrowers on the mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose the Portfolios to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment, the value of the premium would be lost. Like other debt securities, when interest rates rise, the value of mortgage-related securities generally will decline; however, when interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as other debt securities.


    Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association ("GNMA")) or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by the Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC"), which are
                                                                      PROSPECTUS
supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations). Mortgage pass-through securities created by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported with various credit enhancements such as pool insurance, guarantees issued by governmental entities, a letter of credit from a bank or senior/subordinated structures.

    Collateralized mortgage obligations ("CMOs") are hybrid instruments with characteristics of both mortgage-backed bonds and mortgage pass-through securities. Similar to a mortgage pass-through, interest and prepaid principal on a CMO are paid, in most cases, monthly. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC or FNMA. CMOs are structured in multiple classes, with each class bearing a different stated maturity or interest rate.


    The Portfolios are permitted to invest in asset-backed securities, subject to each Portfolio's rating and quality requirements. Through the use of trusts and special purpose subsidiaries, various types of assets, primarily home equity loans, automobile and credit card receivables, and other types of receivables or other assets as well as purchase contracts, financing leases and sales agreements entered into by municipalities, are securitized in pass-through structures similar to the mortgage pass-through structures described above. Consistent with each Fund's and Portfolio's investment objective, policies and quality standards, the Portfolios may invest in these and other types of asset-backed securities which may be developed in the future.


    Asset-backed securities involve certain risks that do not exist with mortgage-related securities, resulting mainly from the fact that asset-backed securities do not usually contain the benefit of a complete security interest in the related collateral. For example, credit card receivables generally are unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, some of which may reduce the ability to obtain full payment. In the case of automobile receivables, due to various legal and economic factors, proceeds from repossessed collateral may not always be sufficient to support payments on the securities. The risks associated with asset-backed securities are often reduced by the addition of credit enhancements such as a letter of credit from a bank, excess collateral or a third-party guarantee.


    Investments in Eurodollar (U.S. dollar obligations issued outside the United States by domestic or foreign entities) and Yankeedollar (U.S. dollar obligations issued inside the United States by foreign entities) obligations involve additional risks. Most notably, there generally is less publicly available information about foreign issuers; there may be less governmental regulation and supervision; foreign issuers may use different accounting and financial standards; and the adoption of foreign governmental restrictions may affect adversely the payment of principal and interest on foreign investments. In addition, not all foreign branches of United States banks are supervised or examined by regulatory authorities as are United States banks, and such branches may not be subject to reserve requirements. The Portfolios also may engage in dollar rolls or purchase or sell securities on a when-issued or forward commitment basis as described under "American AAdvantage Balanced Fund."



    The market value of fixed rate securities, and thus the net asset value of each Portfolio's shares, is expected to vary inversely with movements in interest rates. The market value of variable and floating rate instruments will not vary as much due to the periodic adjustments in their interest rates. An adjustment which increases the interest rate of such securities should reduce or eliminate declines in market value resulting from a prior upward movement in interest rates, and an adjustment which decreases the interest rate of such securities should reduce or eliminate increases in market value resulting from a prior downward movement in interest rates.



     The Manager serves as the sole investment adviser to the Short-Term Bond Portfolio. The Manager and Barrow, Hanley, Mewhinney & Strauss, Inc. currently manage the assets of the Intermediate Bond Portfolio. See "Investment Advisers."


PROSPECTUS

OTHER INVESTMENT POLICIES -- In addition to the investment policies described previously, each Portfolio also may lend its securities, enter into fully collateralized repurchase agreements and invest in private placement offerings.



    SECURITIES LENDING. Each Portfolio may lend securities to broker-dealers or other institutional investors pursuant to agreements requiring that the loans be continuously secured by any combination of cash, securities of the U.S. Government and its agencies and instrumentalities and approved bank letters of credit that at all times equal at least 100% of the market value of the loaned securities. Although the Equity 500 Index Portfolio may lend its securities, it has agreed that it will abstain from doing so. Securities loans will not be made if, as a result, the aggregate amount of all outstanding securities loans by any Portfolio of the AMR Trust would exceed 33 1/3% of its total assets (including the market value of collateral received). A Portfolio continues to receive interest on the securities loaned and simultaneously earns either interest on the investment of the cash collateral or fee income if the loan is otherwise collateralized. Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities loaned or loss of rights in the collateral. However, the Portfolios seek to minimize this risk by making loans only to borrowers which are deemed to be of good financial standing and which have been approved by the AMR Trust Board. For purposes of complying with each Portfolio's investment policies and restrictions, collateral received in connection with securities loans will be deemed an asset of a Portfolio to the extent required by law. Except for the Equity 500 Index Portfolio, the Manager will receive compensation for administrative and oversight functions with respect to securities lending. The amount of such compensation will depend on the income generated by the loan of each Portfolio's securities. The SEC has granted exemptive relief that permits the Portfolios to invest cash collateral received from securities lending transactions in shares of one or more private investment companies managed by the Manager. Subject to receipt of exemptive relief from the SEC, the Portfolios also may invest cash collateral received from securities lending transactions in shares of one or more registered investment companies managed by the Manager. See the SAI for further information regarding loan transactions.


    REPURCHASE AGREEMENTS. A repurchase agreement is an agreement under which securities are acquired by a Portfolio from a securities dealer or bank subject to resale at an agreed upon price on a later date. The acquiring Portfolio bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Portfolio is delayed or prevented from exercising its rights to dispose of the collateral securities. However, the investment advisers or the Manager attempt to minimize this risk by entering into repurchase agreements only with financial institutions which are deemed to be of good financial standing and which have been approved by the AMR Trust Board or the Equity 500 Index Portfolio Board, as appropriate. See the SAI for more information regarding repurchase agreements.


    PRIVATE PLACEMENT OFFERINGS. Investments in private placement offerings are made in reliance on the "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933 (the "1933 Act"), and resold to qualified institutional buyers under Rule 144A under the 1933 Act ("Section 4(2) securities"). Section 4(2) securities are restricted as to disposition under the federal securities laws and generally are sold to institutional investors, such as the Portfolios, that agree they are purchasing the securities for investment and not with an intention to distribute to the public. Any resale by the purchaser must be pursuant to an exempt transaction and may be accomplished in accordance with Rule 144A. Section 4(2) securities normally are resold to other institutional investors such as the Portfolios through or with the assistance of the issuer or dealers that make a market in the Section 4(2) securities, thus providing liquidity. The Portfolios will not invest more than 15% of their respective net assets in Section 4(2) securities and illiquid securities unless the applicable investment adviser determines, by continuous reference to the appropriate trading markets and pursuant to guidelines approved by the AMR Trust Board or the Equity 500 Index Portfolio Board that any Section 4(2) securities held by such Portfolio in excess of this level are at all times liquid.



    The AMR Trust Board, the Equity 500 Index Portfolio Board and the applicable investment adviser, pursuant to the guidelines approved by the respective Boards, will carefully monitor the respective Portfolios' investments in Section 4(2) securities offered and sold under Rule 144A, focusing on such important factors, among others, as: valuation, liquidity, and availability of information. Investments in Section 4(2) securities could

                                                                      PROSPECTUS
have the effect of reducing a Portfolio's liquidity to the extent that qualified institutional buyers no longer wish to purchase these restricted securities.


BROKERAGE PRACTICES AND PORTFOLIO TURNOVER -- Each investment adviser will place its own orders to execute securities transactions which are designed to implement the applicable Portfolio's investment objective and policies. In placing such orders, each investment adviser will seek the best available price and most favorable execution. The full range and quality of services offered by the executing broker or dealer will be considered when making these determinations. Pursuant to written guidelines approved by the AMR Trust Board or the Equity 500 Index Portfolio Board, as appropriate, an investment adviser of a Portfolio, or its affiliated broker-dealer, may execute portfolio transactions and receive usual and customary brokerage commissions (within the meaning of Rule 17e-1 under the Investment Company Act of 1940, as amended ("1940 Act")) for doing so.



    The Intermediate Bond Portfolio and the Short-Term Bond Portfolio normally will not incur any brokerage commissions on their transactions because debt instruments are generally traded on a "net" basis with dealers acting as principal for their own accounts and without a stated commission. The price of the obligation, however, usually includes a profit to the dealer. Obligations purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. No commissions or discounts are paid when securities are purchased directly from an issuer.



    No Portfolio, other than the Short-Term Bond Portfolio, currently expects its portfolio turnover rate to exceed 100%. The portfolio turnover rate for the Short-Term Bond Portfolio for the fiscal year ended October 31, 1997 was 282%. The portfolio turnover rate for the Balanced Portfolio for the fiscal year ended October 31, 1997 was 105%. This was due to an unusually large redemption in the Balanced Fund which is not expected to reoccur. A Portfolio's turnover rate, or the frequency of portfolio transactions, will vary from year to year depending on market conditions and the Portfolio's cash flows. High portfolio activity increases a Portfolio's transaction costs, including brokerage commissions, and may result in a greater number of taxable transactions.



ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS -- As previously described, investors should be aware that each Fund, unlike mutual funds that directly acquire and manage their own portfolios of securities, seeks to achieve its investment objective by investing all of its investable assets in a corresponding Portfolio of the AMR Trust, which is a separate investment company managed by the Manager, or in the Equity 500 Index Portfolio, which is a separate investment company advised by BT. Since a Fund will invest only in its corresponding Portfolio, that Fund's shareholders will acquire only an indirect interest in the investments of the Portfolio.



    The Manager expects, although it cannot guarantee, that the Trust will achieve economies of scale by investing in the AMR Trust and the Equity 500 Index Portfolio. In addition to selling their interests to the Funds, the Portfolios sell their interests to other nonaffiliated investment companies and/or other institutional investors. All institutional investors in a Portfolio pay a proportionate share of the Portfolio's expenses and invest in that Portfolio on the same terms and conditions. However, other investment companies investing all of their assets in a Portfolio are not required to sell their shares at the same public offering price as a Fund and are allowed to charge different sales commissions. Therefore, investors in a Fund may experience different returns from investors in another investment company that invests exclusively in that Fund's corresponding Portfolio.



    The Fund's investment in a Portfolio may be affected materially by the actions of large investors in that Portfolio, if any. For example, as with all open-end investment companies, if a large investor were to redeem its interest in a Portfolio, that Portfolio's remaining investors could experience higher pro rata operating expenses, thereby producing lower returns. As a result, that Portfolio's security holdings may become less diverse, resulting in increased risk. Institutional investors in a Portfolio that have a greater pro rata ownership interest in the Portfolio than the Fund could have effective voting control over the operation of that Portfolio. A change in a Portfolio's fundamental objective, policies and restrictions, that is not approved by the shareholders of its corresponding Fund could require that Fund to redeem its interest in the Portfolio. Any such redemption could result in a distribution "in kind" of portfolio securities (as opposed to a cash distribution) by the Portfolio.

PROSPECTUS

Should such a distribution occur, that Fund could incur brokerage fees or other transaction costs in converting such securities to cash. In addition, a distribution "in kind" could result in a less diversified portfolio of investments for that Fund and could affect its liquidity adversely.



    The Portfolios' and their corresponding Funds' investment objectives and policies are described above. See "Investment Restrictions" for a description of their investment restrictions. The investment objective of a Fund can be changed only with shareholder approval. The approval of a Fund and of other investors in its corresponding Portfolio, if any, is not required to change the investment objective, policies or limitations of that Portfolio, unless otherwise specified. Written notice will be provided to shareholders of a Fund within thirty days prior to any changes in its corresponding Portfolio's investment objective. If the investment objective of a Portfolio changes and the shareholders of its corresponding Fund do not approve a parallel change in that Fund's investment objective, the Fund would seek an alternative investment vehicle or the Manager and the investment advisers would actively manage the Fund.


    See "Management and Administration of the Trusts" for a complete description of the investment management fee and other expenses associated with a Fund's investment in its corresponding Portfolio. This Prospectus and the SAI contain more detailed information about each Fund and its corresponding Portfolio, including information related to (1) the investment objective, policies and restrictions of each Fund and its corresponding Portfolio, (2) the Board of Trustees and officers of the Trust, the AMR Trust, and the Equity 500 Index Portfolio Board, (3) brokerage practices, (4) the Funds' shares, including the rights and liabilities of its shareholders, (5) additional performance information, including the method used to calculate yield and total return, and
(6) the determination of the value each Fund's shares.

INVESTMENT RESTRICTIONS

The following fundamental investment restrictions and the non-fundamental investment restriction are identical for each Fund and its corresponding Portfolio. Therefore, although the following discusses the investment restrictions of each Portfolio, the AMR Trust Board and the Equity 500 Index Portfolio, it applies equally to each Fund and Board. The following fundamental investment restrictions may be changed with respect to a particular Fund by the majority vote of that Fund's outstanding shares or with respect to a Portfolio by the majority vote of that Portfolio's interest holders. No Portfolio may:

    o Invest more than 5% of its total assets (taken at market value) in securities of any one issuer, other than obligations issued by the U.S. Government, its agencies and instrumentalities, or purchase more than 10% of the voting securities of any one issuer, with respect to 75% of a Portfolio's total assets.


    o Invest more than 25% of its total assets in the securities of companies primarily engaged in any one industry other than the U.S. Government, its agencies and instrumentalities, provided that: (i) this limitation does not apply to obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities; (ii) municipalities and their agencies and authorities are not deemed to be industries; and (iii) financial service companies are classified according to the end users of their services (for example, automobile finance, bank finance, and diversified finance will be considered separate industries).


The following non-fundamental investment restriction may be changed with respect to a particular Fund by a vote of a majority of the Board or with respect to a Portfolio by a vote of a majority of the AMR Trust Board or the Equity 500 Index Portfolio Board, as appropriate: no Portfolio may invest more than 15% of its net assets in illiquid securities, including time deposits and repurchase agreements that mature in more than seven days.

     The above percentage limits are based upon asset values at the time of the applicable transaction; accordingly, a subsequent change in asset values will not affect a transaction that was in compliance with the investment restrictions at the time such transaction was effected. See the SAI for other investment limitations.

                                                                      PROSPECTUS

YIELDS AND TOTAL RETURNS


Yields for the each class of the Funds will be computed by dividing the net investment income per share earned by the applicable class during the relevant time period by the maximum offering price per share for that class on the last day of the period. Additionally, each class of the Intermediate Bond Fund and the Short-Term Bond Fund may advertise a "monthly distribution rate." This rate is based on an annualized monthly dividend accrual rate per share compared with the month-end share price of the each class of the Fund. Total return quotations for each class of the Funds may reflect the average annual compounded (or aggregate compounded) rate of return during the designated time period based on a hypothetical initial investment and the redeemable value of that investment at the end of the period. The Funds will at times compare their performance to applicable published indices, and also may disclose their performance as ranked by certain ranking entities. Each class of a Fund has different expenses which will impact its performance. See the SAI for more information about the calculation of yields and total returns.


MANAGEMENT AND ADMINISTRATION OF THE TRUSTS


FUND MANAGEMENT AGREEMENT -- The Board has general supervisory responsibility over the Trust's affairs, while the business affairs of the AMR Trust and the Equity 500 Index Portfolio are subject to the supervision of their respective Board of Trustees. The Manager provides or oversees all administrative, investment advisory and portfolio management services for the Trust pursuant to a Management Agreement dated April 3, 1987, as amended July 25, 1997, together with the Administrative Services Agreement described below. The AMR Trust and the Manager also entered into a Management Agreement dated October 1, 1995, as amended July 25, 1997, that obligates the Manager to provide or oversee all administrative, investment advisory and portfolio management services for the AMR Trust. The Manager, located at 4333 Amon Carter Boulevard, MD 5645, Fort Worth, Texas 76155, is a wholly owned subsidiary of AMR Corporation ("AMR"), the parent company of American Airlines, Inc., and was organized in 1986 to provide investment management, advisory, administrative and asset management consulting services. The assets of the Balanced Portfolio, the Growth and Income Portfolio and the International Equity Portfolio are allocated by the Manager among multiple investment advisers designated for that Portfolio. The assets of the Intermediate Bond Portfolio are allocated by the Manager between the Manager and another investment adviser. See "Investment Advisers." BT serves as investment adviser and administrator of, and provides custody and transfer agency services to, the Equity 500 Index Portfolio. The Manager serves as the sole active investment adviser to the Short-Term Bond Portfolio. In addition, with the exception of the International Equity Portfolio and the Equity 500 Index Portfolio, if so requested by any of its investment advisers, the Manager will make the investment decisions with respect to assets allocated to that investment adviser which the investment adviser determines should be invested in investment grade short-term obligations. As of December 31, 1997, the Manager had assets under management totaling approximately $ billion, including approximately $ billion under active management and $ billion as named fiduciary or fiduciary adviser. Of the total, approximately $ billion of assets are related to AMR. American Airlines, Inc. is not responsible for investments made in the American AAdvantage Funds.



    The Manager provides the Trust and the AMR Trust with office space, office equipment and personnel necessary to manage and administer the Trusts' operations. This includes complying with reporting requirements; corresponding with shareholders; maintaining internal bookkeeping, accounting and auditing services and records; and supervising the provision of services to the Trusts by third parties. The Manager also oversees each Portfolio's participation in securities lending activities and any actions taken by the securities lending agent in connection with those activities to ensure compliance with all applicable regulatory and investment guidelines. The Manager also develops the investment programs for each Portfolio of the AMR Trust, selects and changes investment advisers (subject to approval by the AMR Trust Board and appropriate interest holders), allocates assets among investment advisers, monitors the investment advisers' investment programs and results, and coordinates the investment activities of the investment advisers to ensure compliance with regulatory restrictions.


PROSPECTUS

    Except as otherwise provided below, the Manager bears the expense of providing the above services and pays the fees of the investment advisers of the Funds and the Portfolios of the AMR Trust. As compensation for paying the investment advisory fees and for providing the Portfolios with advisory and asset allocation services, the Manager receives from the AMR Trust an annualized advisory fee that is calculated and accrued daily, equal to the sum of (1) 0.25% of the net assets of the Intermediate Bond Portfolio and the Short-Term Bond Portfolio, (2) 0.10% of the net assets of the other Portfolios of the AMR Trust, plus (3) all fees payable by the Manager to the investment advisers of the Balanced, the Growth and Income and the International Equity Portfolios as described in "Investment Advisers." The advisory fee is payable quarterly in arrears. To the extent that a Fund invests all of its investable assets in its corresponding Portfolio, the Manager will not receive an advisory fee under its Management Agreement with the Trust. The Manager receives compensation in connection with securities lending activities. If a Portfolio lends its portfolio securities and receives cash collateral from the borrower, the Manager may receive up to 25% of the net annual interest income (the gross interest earned by the investment less the amount paid to the borrower as well as related expenses) received from the investment of such cash. If a borrower posts collateral other than cash, the borrower will pay to the lender a loan fee. The Manager may receive up to 25% of the loan fees posted by borrowers. Currently, the Manager receives 10% of the net annual interest income from the investment of cash collateral or 10% of the loan fees posted by borrowers. In addition, the manager is compensated through the Administrative Services Agreement described below for other services provided.


    Each Management Agreement will continue in effect provided that annually such continuance is specifically approved by a vote of the Board and the AMR Trust Board, including the affirmative votes of a majority of the Trustees of each Board who are not parties to the Management Agreement or "interested persons" as defined in the 1940 Act of any such party ("Independent Trustees"), cast in person at a meeting called for the purpose of considering such approval, or by the vote of a Fund's shareholders or a Portfolio's interest holders. A Management Agreement may be terminated with respect to a Fund or a Portfolio at any time, without penalty, by a majority vote of outstanding Fund shares or Portfolio interests on sixty (60) days' written notice to the Manager, or by the Manager, on sixty (60) days' written notice to the Trust or the AMR Trust. A Management Agreement will automatically terminate in the event of its "assignment" as defined in the 1940 Act.


    The Trust is responsible for expenses not otherwise assumed by the Manager, including the following: audits by independent auditors; transfer agency, custodian, dividend disbursing agent and shareholder recordkeeping services; taxes, if any, and the preparation of each Fund's tax returns; interest; costs of Trustee and shareholder meetings; printing and mailing prospectuses and reports to existing shareholders; fees for filing reports with regulatory bodies and the maintenance of the Funds' existence; legal fees; fees to federal and state authorities for the registration of shares; fees and expenses of Independent Trustees; insurance and fidelity bond premiums; fees paid to consultants providing reports regarding adherence by investment advisers to the investment style of a Portfolio; and any extraordinary expenses of a nonrecurring nature.


    A majority of the Independent Trustees of the Board have adopted written procedures reasonably appropriate to deal with potential conflicts of interest between the Trust and the AMR Trust, including creating a separate Board of Trustees of the AMR Trust.


FUND ADVISORY AGREEMENTS -- Each investment adviser, except BT, has entered into a separate investment advisory agreement with the Manager to provide investment advisory services to the Funds and Portfolios of the AMR Trust. To the extent that a Fund invests all of its investable assets in a corresponding Portfolio, however, an investment adviser will receive an advisory fee only on behalf of the Portfolio and not on behalf of its corresponding Fund. As described below, the assets of the Balanced, the Growth and Income and the International Equity Portfolios are allocated among the investment advisers designated for each Portfolio and the assets of the Intermediate Bond Portfolio are allocated between the Manager and another investment adviser. The Manager is permitted to enter into new or modified advisory agreements with existing or new investment advisers without approval of Fund shareholders or Portfolio interest holders, but subject to approval of the Board and the AMR Trust Board. The Securities and Exchange Commission issued an exemptive order which eliminates the

                                                                      PROSPECTUS
need for shareholder/interest holder approval, subject to compliance with certain conditions. These conditions include the requirement that within 90 days of hiring a new adviser or implementing a material change with respect to an advisory contract, the applicable Fund send a notice to shareholders containing information about the change that would be included in a proxy statement. The Manager recommends investment advisers to the Board and the AMR Trust Board based upon its continuing quantitative and qualitative evaluation of the investment advisers' skill in managing assets using specific investment styles and strategies. The allocation of assets among investment advisers may be changed at any time by the Manager. Allocations among advisers will vary based upon a variety of factors, including the overall investment performance of each investment adviser, the Portfolio's cash flow needs and market conditions. The Manager need not allocate assets to each investment adviser designated for a Portfolio. The investment advisers can be terminated without penalty to the AMR Trust by the Manager, the AMR Trust Board or the interest holders of the applicable Portfolio. Short-term investment performance, by itself, is not a significant factor in selecting or terminating an investment adviser, and the Manager does not expect to recommend frequent changes of investment advisers. The Prospectus will be supplemented if additional investment advisers are retained or the contract with any existing investment adviser is terminated.



    Each investment adviser has discretion to purchase and sell securities for its segment of a Portfolio's assets in accordance with that Portfolio's objective, policies and restrictions and the more specific strategies provided by the Manager. Although the investment advisers are subject to general supervision by the AMR Trust Board, the Equity 500 Index Portfolio Board and the Manager, as appropriate, these parties do not evaluate the investment merits of specific securities transactions. As compensation for its services, each investment adviser, except BT, is paid a fee by the Manager out of the proceeds of the management fee received by the Manager from the AMR Trust.



ADMINISTRATIVE SERVICES AGREEMENTS -- The Manager and the Trust entered into an Administrative Services Agreement which obligates the Manager to provide the Funds those administrative and management services (other than investment advisory services) described in the Management Agreement. As compensation for these services, the Manager receives an annualized fee of 0.25% of the net assets of the Institutional Class of the S&P 500 Index Fund.


    BT serves as the administrator to the Equity 500 Index Portfolio. Under an Administration and Services Agreement with the Portfolio, BT calculates the value of the assets of the Portfolio and generally assists the Equity 500 Index Portfolio Board in all aspects of the administration and operation of the Portfolio. The Administration and Services Agreement provides for the Portfolio to pay BT a fee, computed daily and paid monthly, at the rate of 0.05% of the average daily net assets of the Portfolio. Under the Administration and Services Agreement, BT may delegate one or more of its responsibilities to others, including Federated Services Company, at BT's expense.


DISTRIBUTION OF TRUST SHARES -- Shares are distributed through the Funds' principal underwriter, Brokers Transaction Services, Inc. ("BTS"). BTS is compensated by the Manager, and not the Trust. The Trust does not incur any direct distribution expenses related to AMR Class or Institutional Class shares. However, the Trust has adopted a Distribution Plan in accordance with Rule 12b-1 under the 1940 Act which authorizes the use of any fees received by the Manager in accordance with the Administrative Services and the Management Agreements and any fees received by the investment advisers pursuant to their Advisory Agreements with the Manager, to be used for distribution purposes.


ALLOCATION OF FUND EXPENSES -- Expenses of each Fund generally are allocated equally among the shares of that Fund, regardless of class. However, certain expenses approved by the Board will be allocated solely to the class to which they relate.


PRINCIPAL UNDERWRITER -- BROKERS TRANSACTION SERVICES, INC., 7001 Preston Road, Dallas, Texas, 75205 serves as the principal underwriter of the Trust.

PROSPECTUS

CUSTODIAN AND TRANSFER AGENT -- STATE STREET BANK & TRUST COMPANY, Boston, Massachusetts, serves as custodian for the Portfolios of the AMR Trust and the Funds and as transfer agent for the AMR Trust and the Funds. NATIONAL FINANCIAL DATA SERVICES, INC. ("NFDS"), Kansas City, Missouri, provides transfer agency services to the Institutional Class. BANKERS TRUST COMPANY, New York, New York, serves as custodian and transfer agent for the assets of the Equity 500 Index Portfolio.



INDEPENDENT AUDITOR -- The independent auditor for the Funds, except the S&P 500 Index Fund, and the AMR Trust is ERNST & YOUNG LLP, Dallas, Texas. The independent auditor for the S&P 500 Index Fund and the Equity 500 Index Portfolio is COOPERS & LYBRAND L.L.P., Kansas City, Missouri.


INVESTMENT ADVISERS


Set forth below is a brief description of the investment advisers for each Fund and its corresponding Portfolio. References to the investment advisers retained by a Portfolio also apply to the corresponding Fund. Except for the Manager and BT, the investment advisers do not provide any services to the Funds or the Portfolios except for portfolio investment management and related recordkeeping services, or has any affiliation with the Trust, the AMR Trust, the Equity 500 Index Portfolio or the Manager. BT provides investment advisory, administrative and other services to the Equity 500 Index Portfolio. See "Bankers Trust Company" below for a discussion of those services.



    William F. Quinn has served as President of the Manager since it was founded in 1986 and Nancy A. Eckl serves as Vice President - Trust Investments of the Manager. Ms. Eckl previously served as Vice President - Finance and Compliance of the Manager from December 1990 to May 1995. In these capacities, Mr. Quinn and Ms. Eckl have primary responsibility for the day-to-day operations of the Balanced Fund, the Growth and Income Fund, the International Equity Fund, the Intermediate Bond Fund and their corresponding Portfolios. These responsibilities include oversight of the investment advisers to these Funds, regular review of their performance and asset allocations among them.



    Michael W. Fields is responsible for the portfolio management oversight of the Short-Term Bond Fund and its corresponding Portfolio as well as the portion of the Intermediate Bond Fund and its corresponding Portfolio allocated to the Manager. Mr. Fields has been with the Manager since it was founded in 1986 and serves as Vice President - Fixed Income Investments. Benjamin L. Mayer is responsible for the day-to-day portfolio management of these Funds and Portfolios. Mr. Mayer has served as Senior Portfolio Manager of the Manager since May 1995. Prior to that time, he was a Vice President, Institutional Fixed Income Sales at Merrill, Lynch, Pierce, Fenner & Smith from January 1994 to April 1995 and Vice President, Regional Senior Strategist from April 1989 to January 1994.


    Frank Salerno, Managing Director of BT, is responsible for the day-to-day management of the Equity 500 Index Portfolio. Mr. Salerno has been employed by BT since prior to 1989 and has managed the Equity 500 Index Portfolio's assets since the Portfolio commenced operations December 31, 1992.


    BANKERS TRUST COMPANY, 130 Liberty Street (One Bankers Trust Plaza), New York, New York 10006, is a New York banking corporation and is a wholly owned subsidiary of Bankers Trust New York Corporation. BT conducts a variety of general banking and trust activities and is a major wholesale supplier of financial services to the international and domestic institutional market, with a global network of over 90 offices in more than 50 countries. As of September 30, 1997, Bankers Trust New York Corporation was the seventh largest bank holding company in the United States with total assets of approximately $100 billion and approximately $300 billion in assets under management globally. Of that total, approximately $143 billion are in U.S. equity index assets alone. BT serves as investment adviser and administrator to the Equity 500 Index Portfolio. For its services, BT receives a fee from the Equity 500 Index Portfolio, computed daily and paid monthly, at the annual rate of 0.10% of the average daily net assets of the Portfolio of which BT currently is waiving 0.05%.


                                                                      PROSPECTUS

    BARROW, HANLEY, MEWHINNEY & STRAUSS, INC. ("Barrow"), 3232 McKinney Avenue, 15th Floor, Dallas, Texas 75204, is a professional investment counseling firm which has been providing investment advisory services since 1979. The firm is wholly owned by United Asset Management Corporation, a Delaware corporation. As of December 31, 1997, Barrow had discretionary investment management authority with respect to approximately $28.8 billion of assets, including approximately $1.9 billion of assets of AMR and its subsidiaries and affiliated entities. Barrow serves as an investment adviser to the Balanced Portfolio, the Growth and Income Portfolio, the Intermediate Bond Portfolio and the Short-Term Bond Portfolio, although the Manager does not presently intend to allocate any of the assets in the Short-Term Bond Portfolio to Barrow. The Manager pays Barrow an annualized fee equal to .30% on the first $200 million in AMR Trust assets under its discretionary management, .20% on the next $300 million, .15% on the next $500 million, and .125% on assets over $1 billion.



    BRANDYWINE ASSET MANAGEMENT, INC. ("Brandywine"), 201 North Walnut Street, Wilmington, Delaware 19801, is a professional investment counseling firm founded in 1986. Brandywine is a wholly owned subsidiary of Legg Mason, Inc. As of December 31, 1997, Brandywine had assets under management totaling approximately $7.5 billion, including approximately $894 million of assets of AMR and its subsidiaries and affiliated entities. Brandywine serves as an investment adviser to the Balanced Portfolio and the Growth and Income Portfolio. The Manager pays Brandywine an annualized fee equal to .225% of assets in the Balanced Portfolio and .25% of assets in the Growth and Income Portfolio of the first $500 million of AMR Trust assets under its discretionary management, .225% of the next $100 million on all assets and .20% on all excess assets.



    GSB INVESTMENT MANAGEMENT, INC. ("GSB"), 301 Commerce Street, Fort Worth, Texas 76102, is a professional investment management firm which was founded in 1987 by Frank P. Ganucheau, Mark J. Stupfel, and Lyle E. Brumley. GSB is wholly owned by United Asset Management Corporation, a Delaware corporation. As of December 31, 1997, GSB managed approximately $3.5 billion of assets, including approximately $905 million of assets of AMR and its subsidiaries and affiliated entities. GSB serves as an investment adviser to the Balanced Portfolio and the Growth and Income Portfolio. The Manager pays GSB an annualized fee equal to
 .30% of the first $100 million in AMR Trust assets under its discretionary management, .25% of the next $100 million, .20% of the next $100 million, and
 .15% of all excess assets.



     HOTCHKIS AND WILEY, 800 West Sixth Street, 5th Floor, Los Angeles, California 90017, is a professional investment counseling firm which was founded in 1980 by John F. Hotchkis and George Wiley. Hotchkis and Wiley is a division of the Capital Management Group of Merrill Lynch Asset Management, L.P., a wholly owned indirect subsidiary of Merrill Lynch & Co., Inc. Assets under management as of December 31, 1997 were approximately $12.3 billion, which included approximately $1.1 billion of assets of AMR and its subsidiaries and affiliated entities. Hotchkis and Wiley serves as an investment adviser to the Balanced Portfolio, the Growth and Income Portfolio and the International Equity Portfolio. The Manager pays Hotchkis and Wiley an annualized fee equal to .60% of the first $10 million of AMR Trust assets under its discretionary management,
 .50% of the next $140 million of assets, .30% of the next $50 million of assets, .20% of the next $800 million of assets and .15% of all excess assets.



     INDEPENDENCE INVESTMENT ASSOCIATES, INC. ("IIA"), 53 State Street, Boston, Massachusetts 02109, is a professional investment counseling firm which was founded in 1982. The firm is a wholly owned subsidiary of John Hancock Mutual Life Insurance Company. Assets under management as of December 31, 1997, including funds managed for its parent company, were approximately $26.7 billion, which included approximately $1.1 billion of assets of AMR and its subsidiaries and affiliated entities. IIA serves as an investment adviser to the Balanced Portfolio and the Growth and Income Portfolio. The Manager pays IIA an annualized fee equal to .50% of the first $30 million of AMR Trust assets under its discretionary management, .25% of the next $70 million of assets, and .20% of all excess assets.



     MORGAN STANLEY ASSET MANAGEMENT INC. ("MSAM"), 25 Cabot Square, London, United Kingdom, E14 4QA, is a wholly owned subsidiary of Morgan Stanley, Dean Witter, Discover & Co. MSAM provides portfolio management and named fiduciary services to taxable and nontaxable institutions, international organizations and individuals investing in United States and international equity and debt securities. As of September 30, 1997,


PROSPECTUS

MSAM, together with its other asset management affiliates, had assets under management (including assets under fiduciary advisory control) totaling approximately $142.5 billion, including approximately $112.3 billion under active management and $20.2 billion as named fiduciary or fiduciary adviser. As of December 31, 1997, MSAM had investment authority over approximately $561.9 million of assets of AMR and its subsidiaries and affiliated entities. MSAM serves as an investment adviser to the International Equity Portfolio. The Manager pays MSAM an annual fee equal to .80% of the first $25 million of AMR Trust assets under its discretionary management, .60% of the next $25 million in assets, .50% of the next $25 million in assets and .40% of all excess assets.



     TEMPLETON INVESTMENT COUNSEL, INC. ("Templeton"), 500 East Broward Blvd., Suite 2100, Fort Lauderdale, Florida 33394-3091, is a professional investment counseling firm which has been providing investment services since 1979. Templeton is indirectly owned by Franklin Resources, Inc. As of December 31, 1997, Templeton had discretionary investment management authority with respect to approximately $21.7 billion of assets, including approximately $511.6 million of assets of AMR and its subsidiaries and affiliated entities. Templeton serves as an investment adviser to the International Equity Portfolio. The Manager pays Templeton an annualized fee equal to .50% of the first $100 million of AMR Trust assets under its discretionary management, .35% of the next $50 million in assets, .30% of the next $250 million in assets and .25% on assets over $400 million.


     Solely for the purpose of determining the applicable percentage rates when calculating the fees for each investment adviser other than MSAM and BT, there shall be included all other assets or trust assets of American Airlines, Inc. also under management by each respective investment adviser (except assets managed by Barrow under the HALO Bond Program). For the purpose of determining the applicable percentage rates when calculating MSAM's fees, all equity account assets managed by MSAM on behalf of American Airlines, Inc. shall be included. The inclusion of any such assets will result in lower overall fee rates being applied to the applicable Portfolio.

PURCHASE, REDEMPTION AND VALUATION OF SHARES


PURCHASING SHARES OF THE TRUST -- Shares are sold without a sales charge at the next share price calculated after the acceptance of a purchase order. Shares are offered and orders accepted until the close of the Exchange, generally 4:00 p.m. Eastern time on each day on which the Exchange is open for trading, which excludes the following business holidays: New Year's Day, Martin Luther King's Birthday, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day ("Business Day"). The Trust reserves the right to reject any order for the purchase of shares and to limit or suspend, without prior notice, the offering of shares.



BY WIRE -- Purchases may be made by wiring funds. To ensure prompt receipt of a transmission by wire, the investor should: telephone the transfer agent at (800) 492-9063 and specify the Fund whose shares are to be purchased; provide the name, address, telephone number and account number of the investor; and identify the amount being wired and by which bank. If you are opening a new account, the transfer agent will provide you with an account number. You should instruct your bank to designate the account number which the transfer agent has assigned to you and to transmit the federal funds to: State Street Bank & Trust Co., ABA Routing #0110-0002-8, Account No. 0002-888-6, reference American AAdvantage Funds.



BY DEPOSITING SECURITIES -- Shares of a Fund may be purchased in exchange for an investor's securities if the securities are acceptable to its corresponding Portfolio and satisfy applicable investment objectives and policies. If you are interested in exchanging securities you must first contact the Manager and acquire instructions regarding submission of a written description of the securities which you wish to exchange. You must represent that all such securities offered to any Fund are not subject to any sale restrictions. Within five business days after receipt of the written description, the Manager will advise you whether the securities to be exchanged are acceptable. There is no charge for this review by the Manager. Securities accepted by a Fund must have a readily ascertainable value as evidenced by a listing on the Exchange, the American Stock Exchange or The Nasdaq Stock Market. Securities are valued in the manner described for valuing Portfolio assets in the section entitled "Valuation of Shares."


                                                                      PROSPECTUS

Acceptance of such orders may occur on any day during the five-day period afforded the Manager to review the acceptability of the securities. Upon notice of acceptance of such orders, the securities must be delivered in fully negotiable form within three days. The Manager will provide delivery instructions at the time of acceptance. You may realize gain or loss for federal income tax purposes upon the securities exchange, depending upon the adjusted tax basis and value of the securities tendered. A Fund will accept securities in this manner only for investment by its corresponding Portfolio, and not for resale.



BY MAIL -- Share purchases of any Fund may be made by mail by sending a check or other negotiable bank draft payable to the applicable Fund to "State Street Bank & Trust Co., P.O. Box 1978, Boston, MA 02105-1978, Attn.: American AAdvantage Funds." An additional purchase of shares should be accompanied by your account number. Purchase checks are accepted subject to collection at full face value in U.S. funds and must be drawn in U.S. dollars on a U.S. bank. Courier and overnight deliveries should be addressed to State Street Bank & Trust Co., Transfer Agency Operations, One Heritage Drive, MSP-5 South, North Quincy, MA, 02171.



REDEMPTION OF SHARES -- Shares of the Funds may be redeemed by telephone or by mail on any Business Day.



BY TELEPHONE -- Shares may be redeemed by telephone. Proceeds from redemption orders received by 4:00 p.m. Eastern Time generally will be transmitted to shareholders the next Business Day.



BY MAIL -- Fund shares may be redeemed on any Business Day by writing directly to State Street Bank & Trust Co. at the address above under "Purchasing Shares of the Trust." The redemption price will be the net asset value per share next determined after receipt by State Street of all required documents in good order. "Good order" means that the request must include a letter of instruction or stock assignment specifying (1) the account number and Fund name; (2) the number of shares or dollar amount to be redeemed; (3) signature of an authorized signatory for the owners of the shares in the exact names in which they appear on the account; (4) other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodians, corporations, IRAs and welfare, pension and profit-sharing plans; and (5) any share certificates being redeemed must be returned duly endorsed or accompanied by a stock assignment with signatures guaranteed by a bank, trust company or member of a recognized stock exchange.



    Payment for redeemed shares will be made in cash within seven days after the receipt of a redemption request in good order. However, the Fund reserves the right to suspend redemptions or postpone the date of payment (a) for any periods during which the Exchange is closed (other than for customary weekend and holiday closings), or when trading on the Exchange is restricted, (b) at such time as an emergency exists as determined by the Securities and Exchange Commission so that disposal of a Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the Securities and Exchange Commission by order may permit for protection of the Funds' shareholders. Shares purchased by check may not be redeemed until the funds have cleared, which may take up to 15 days. Although each Fund intends to redeem shares in cash, each reserves the right to pay the redemption price in whole or in part by a distribution of readily marketable securities held by the applicable Fund's corresponding Portfolio. See the SAI for further information concerning redemptions in kind.



VALUATION OF SHARES -- The net asset value of each share (share price) of the Funds is determined as of the close of the Exchange, generally 4:00 p.m. Eastern time on each Business Day. The net asset value of all outstanding shares of a Fund will be determined by computing the Fund's total assets (which is the value of the Fund's investment in its corresponding Portfolio), subtracting all of the Fund's liabilities, and dividing the result by the total number of Fund shares outstanding at such time. The net asset value of all outstanding shares of all classes will be determined based on a pro rata allocation of the value of the Fund's corresponding Portfolio's investment income, expenses and total capital gains and losses. The allocation will be based on comparative net asset value at the beginning of the day except for expenses related solely to one class of shares ("Class Expenses") which will be borne only by the appropriate class of shares. Because of the Class Expenses, the net income attributable to and


PROSPECTUS
the dividends payable for each class of shares may be different. Additionally, the Funds may compute differing share prices as a result of Class Expenses.


    Equity securities listed on securities exchanges, including all but United Kingdom securities of the International Equity Portfolio, are valued at the last quoted sales price on a designated exchange prior to the close of trading on the Exchange or, lacking any sales, on the basis of the last current bid price prior to the close of trading on the Exchange. Securities of the United Kingdom held in the International Equity Portfolio are priced at the last jobber price (mid of the bid and offer prices quoted by the leading stock jobber in the security) prior to close of trading on the Exchange. Trading in foreign markets is usually completed each day prior to the close of the Exchange. However, events may occur which affect the values of such securities and the exchange rates between the time of valuation and the close of the Exchange. Should events materially affect the value of such securities during this period, the securities are priced at fair value, as determined in good faith and pursuant to procedures approved by the AMR Trust Board. Over-the-counter equity securities are valued on the basis of the last bid price on that date prior to the close of trading. Debt securities (other than short-term securities) will normally be valued on the basis of prices provided by a pricing service and may take into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. In some cases, the prices of debt securities may be determined using quotes obtained from brokers. Securities for which market quotations are not readily available are valued at fair value, as determined in good faith and pursuant to procedures approved by the AMR Trust Board for the AMR Trust Portfolios. Assets and liabilities denominated in foreign currencies and forward currency contracts are translated into U.S. dollar equivalents based on prevailing market rates. Investment grade short-term obligations with 60 days or less to maturity held by the Portfolios are valued using the amortized cost method as described in the SAI.


DIVIDENDS, OTHER DISTRIBUTIONS AND TAX MATTERS


DIVIDENDS AND OTHER DISTRIBUTIONS -- Dividends and other distributions paid on each class of a Fund's shares are calculated at the same time and in the same manner. Dividends from the net investment income of the Balanced Fund, the Growth and Income Fund and the International Equity Fund normally are declared annually. Dividends consisting of substantially all of the net investment income of the Intermediate Bond Fund and the Short-Term Bond Fund, which are paid monthly, normally are declared on each Business Day immediately prior to the determination of the net asset value, and are payable to shareholders of record as of the close of business on the day on which declared. The S&P 500 Index Fund distributes income dividends on the first Business Day in April, July and October. In December, the S&P 500 Index Fund will distribute another income dividend, plus any capital gains. Each Fund may make an additional dividend or other distribution, if necessary, to avoid a 4% excise tax on certain undistributed income and gain. A Fund's net investment income attributable to the each class consists of that class's share of the Fund's share of dividends and interest (including discount) accrued on its corresponding Portfolio's securities, less expenses of the Fund and the Portfolio attributable to the class. Distributions of a Fund's share of its corresponding Portfolio's realized net short-term capital gain, net capital gain (the excess of net long-term capital gain over net short-term capital loss), and net gains from foreign currency transactions, if any, normally will be made annually.



    Unless a shareholder elects otherwise on the account application, all dividends and other distributions on each class of a Fund's shares will be automatically paid in additional shares of the same class of that Fund. However, a shareholder may choose to have distributions of net capital gain (and, if applicable, net foreign currency gains) paid in shares and dividends paid in cash or to have all such distributions and dividends paid in cash. An election may be changed at any time by delivering written notice that is received by the transfer agent at least ten days prior to the payment date for a dividend or other distribution.


TAX INFORMATION -- Each Fund is treated as a separate corporation for federal income tax purposes and intends to qualify or to continue to qualify for treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended. In each taxable year that a Fund so qualifies, the Fund (but not its shareholders) will

                                                                      PROSPECTUS
be relieved of federal income tax on that part of its investment company taxable income (generally, taxable net investment income plus any net short-term capital gain and gains from certain foreign currency transactions) and net capital gain that it distributes to its shareholders. However, a Fund will be subject to a nondeductible 4% excise tax to the extent that it fails to distribute by the end of any calendar year substantially all of its ordinary income for that calendar year and its capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts. For these and other purposes, dividends and other distributions declared by a Fund in October, November or December of any year and payable to shareholders of record on a date in one of those months will be deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if they are paid by the Fund during the following January. Each Portfolio has received a ruling from the Internal Revenue Service, or an opinion of counsel, that it is or should be classified for federal income tax purposes as a partnership; accordingly, no Portfolio is subject to federal income tax.



    The qualified retirement and benefit plans of AMR Corporation and its affiliates ("Plans") pay no federal income tax. Individual participants in the Plans should consult the Plans' governing documents and their own tax advisers for information on the tax consequences associated with participating in the Plans.


    The foregoing is only a summary of some of the important tax considerations generally affecting the Funds and their shareholders. Prospective investors are urged to consult their own tax advisers regarding specific questions as to the effect of federal, state or local income taxes on any investment in the Trust. For further tax information, see the SAI.

GENERAL INFORMATION


    The Trust currently is comprised of ten separate investment portfolios. Each Fund in this Prospectus, except the S&P 500 Index Fund is comprised of three classes of shares, which can be issued in an unlimited number. The S&P 500 Index Fund is comprised of two classes of shares which can be issued in an unlimited number. Each share represents an equal proportionate beneficial interest in that Fund and is entitled to one vote. Only shares of a particular class may vote on matters affecting that class. Only shares of a particular Fund may vote on matters affecting that Fund. All shares of the Trust vote on matters affecting the Trust as a whole. Share voting rights are not cumulative, and shares have no preemptive or conversion rights. Shares of the Trust are nontransferable. Each series in the Trust will not be involved in any vote involving a Portfolio in which it does not invest its assets. Shareholders of all of the series of the Trust, however, will vote together to elect Trustees of the Trust and for certain other matters. Under certain circumstances, the shareholders of one or more series could control the outcome of these votes.


    On most issues subjected to a vote of a Portfolio's interest holders, as required by the 1940 Act, its corresponding Fund will solicit proxies from its shareholders and will vote its interest in the Portfolio in proportion to the votes cast by that Fund's shareholders. Because a Portfolio interest holder's votes are proportionate to its percentage interests in that Portfolio, one or more other Portfolio investors could, in certain instances, approve an action against which a majority of the outstanding voting securities of its corresponding Fund had voted. This could result in that Fund's redeeming its investment in its corresponding Portfolio, which could result in increased expenses for that Fund. Whenever the shareholders of a Fund are called to vote on matters related to its corresponding Portfolio, the Board shall vote shares for which they receive no voting instructions in the same proportion as the shares for which they do receive voting instructions. Any information received from a Portfolio in the Portfolio's report to shareholders will be provided to the shareholders of its corresponding Fund.

    As a Massachusetts business trust, the Trust is not obligated to conduct annual shareholder meetings. However, the Trust will hold special shareholder meetings whenever required to do so under the federal securities laws or the Trust's Declaration of Trust or By-Laws. Trustees can be removed by a shareholder vote at special shareholder meetings.

PROSPECTUS

    As more fully described in the SAI, the following persons may be deemed to control certain Funds by virtue of their ownership of more than 25% of the outstanding shares of a Fund as of January 31, 1998:



AMERICAN AADVANTAGE BALANCED FUND
  AMR Corporation and subsidiary companies and Employee
     Benefit Trusts thereof                                   81%
AMERICAN AADVANTAGE GROWTH AND INCOME FUND
  AMR Corporation and subsidiary companies and Employee
     Benefit Trusts thereof                                   85%
AMERICAN AADVANTAGE INTERNATIONAL EQUITY FUND
  AMR Corporation and subsidiary companies and Employee
     Benefit Trusts thereof                                   60%
AMERICAN AADVANTAGE S&P 500 INDEX FUND
  AMR Corporation and subsidiary companies and Employee
     Benefit Trusts thereof                                   100%
AMERICAN AADVANTAGE SHORT-TERM BOND FUND
  AMR Corporation and subsidiary companies and Employee
     Benefit Trusts thereof                                   72%



    The Manager has taken steps that it believes are reasonably designed to address the potential failure of computer programs used by the Manager and the Funds' service providers to address the Year 2000 issue. There can be no assurance that these steps will be sufficient to avoid any adverse impact.


SHAREHOLDER COMMUNICATIONS


    Shareholders will receive periodic reports, including annual and semi-annual reports which will include financial statements showing the results of the Funds' operations and other information. The financial statements of the Funds will be audited by independent auditors at least annually. Shareholder inquiries and requests for information regarding the other investment companies which also invest in the AMR Trust should be made in writing to the Funds at P.O. Box 619003, MD 5645, Dallas/Fort Worth Airport, Texas 75261-9003 or by calling (800) 388-3344. Shareholder inquiries and requests for information regarding the other investment companies that also invest in the Equity 500 Index Portfolio should be made by calling (800) 730-1313.



    NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND IN SALES LITERATURE SPECIFICALLY APPROVED BY OFFICERS OF THE TRUST FOR USE IN CONNECTION WITH THE OFFER OF ANY AMR CLASS OR INSTITUTIONAL CLASS SHARES, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY JURISDICTION IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFERING MAY NOT LAWFULLY BE MADE.



    American AAdvantage Funds is a registered service mark of AMR Corporation. American AAdvantage Balanced Fund, American AAdvantage Growth and Income Fund, American AAdvantage International Equity Fund, American AAdvantage Intermediate Bond Fund and American AAdvantage Short-Term Bond Fund are service marks and PlanAhead Class is a registered service mark of AMR Investment Services, Inc.

                                                                      PROSPECTUS

                                  -- NOTES --

                                  -- NOTES --

                          American Advantage Funds(R)


                                 - AMR CLASS -


                                 P.O. Box 1978


                             Boston, MA 02105-1978


                                 (800) 492-9063


                            - INSTITUTIONAL CLASS -

                                P.O. Box 419643


                           Kansas City, MO 64141-6643

                                 (800) 658-5811




AMRC-PRO-0398

THIS PROSPECTUS contains important information about the Platinum Class of the AMERICAN AADVANTAGE FUNDS ("AAdvantage Trust") and the AMERICAN AADVANTAGE MILEAGE FUNDS ("Mileage Trust"), each an open-end management investment company which consists of multiple investment portfolios. This prospectus pertains only to the four funds listed on this cover page (individually referred to as a "Fund" and, collectively, the "Funds"). EACH FUND SEEKS ITS INVESTMENT OBJECTIVE BY INVESTING ALL OF ITS INVESTABLE ASSETS IN A CORRESPONDING PORTFOLIO (INDIVIDUALLY REFERRED TO AS A "PORTFOLIO" AND, COLLECTIVELY, "PORTFOLIOS") OF THE AMR INVESTMENT SERVICES TRUST ("AMR TRUST") WHICH HAS AN INVESTMENT OBJECTIVE IDENTICAL TO THE INVESTING FUND. The investment experience of each Fund will correspond directly with the investment experience of each Portfolio. Each Fund consists of multiple classes of shares designed to meet the needs of different groups of investors. Platinum Class shares are offered exclusively to customers of certain broker-dealers. Prospective Platinum Class investors should read this Prospectus carefully before making an investment decision and retain it for future reference.



IN ADDITION TO THIS PROSPECTUS, a Statement of Additional Information ("SAI") for the Platinum Class dated March 1, 1998 has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The SAI contains more detailed information about the Funds. For a free copy of the SAI, call (800) 967-9009.


AN INVESTMENT IN THE FUNDS IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT AND THERE CAN BE NO ASSURANCE THAT THEY WILL BE ABLE TO MAINTAIN A STABLE PRICE OF $1.00 PER SHARE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



                                  PROSPECTUS

                                MARCH 1, 1998


                          [AMERICAN AADVANTAGE LOGO]


                            - PLATINUM CLASS(sm) -



                         AMERICAN AADVANTAGE FUNDS(R)


                     AMERICAN AADVANTAGE MILEAGE FUNDS(R)




MONEY MARKET FUND

MONEY MARKET MILEAGE FUND

MUNICIPAL MONEY MARKET FUND

U.S. GOVERNMENT MONEY MARKET FUND

The AMERICAN AADVANTAGE MONEY MARKET FUND(sm) ("Money Market Fund"), AMERICAN AADVANTAGE MUNICIPAL MONEY MARKET FUND(sm) ("Municipal Money Market Fund") and AMERICAN AADVANTAGE U.S. GOVERNMENT MONEY MARKET FUND(sm)("U.S. Government Money Market Fund") (collectively, "AAdvantage Funds") and the AMERICAN AADVANTAGE MONEY MARKET MILEAGE FUND(sm) ("Mileage Fund") each seeks current income, liquidity, and the maintenance of a stable price per share of $1.00. The Money Market Fund and the Mileage Fund seek their investment objective by investing all of their investable assets in the Money Market Portfolio of the AMR Trust ("Money Market Portfolio"), the Municipal Money Market Fund seeks its investment objective by investing all of its investable assets in the Municipal Money Market Portfolio of the AMR Trust ("Municipal Money Market Portfolio") and the U.S. Government Money Market Fund seeks its investment objective by investing all of its investable assets in the U.S. Government Money Market Portfolio of the AMR Trust ("U.S. Government Money Market Portfolio"), (collectively, the "Portfolios"), which in turn invest in high quality, short-term obligations. The Municipal Money Market Portfolio invests primarily in municipal obligations and the U.S. Government Money Market Portfolio invests exclusively in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and in repurchase agreements that are collateralized by such obligations.



    Under a master-feeder operating structure, each Fund seeks its investment objective by investing all of its investable assets in a corresponding Portfolio as described above. Each Portfolio's investment objective is identical to that of its corresponding Fund. Whenever the phrase "all of the Fund's investable assets" is used, it means that the only investment securities that will be held by a Fund will be that Fund's interest in its corresponding Portfolio. AMR Investment Services, Inc. ("Manager") provides investment management and administrative services to the Portfolios and administrative services to the Funds. This master-feeder operating structure is different from that of many other investment companies which directly acquire and manage their own portfolios of securities. Accordingly, investors should carefully consider this investment approach. See "Investment Objectives, Policies and
Risks -- Additional Information About the Portfolios." An AAdvantage Fund or the Mileage Fund may withdraw its investment in a corresponding Portfolio at any time if the applicable Trust's Board of Trustees ("Board") determines that it would be in the best interest of that Fund and its shareholders to do so. Upon any such withdrawal, that Fund's assets would be invested in accordance with the investment policies and restrictions described in this Prospectus and the SAI.



    TABLE OF FEES AND EXPENSES.....................3
    FINANCIAL HIGHLIGHTS...........................4
    INTRODUCTION...................................8
    INVESTMENT OBJECTIVES,
      POLICIES AND RISKS...........................9
    INVESTMENT RESTRICTIONS........................16
    YIELDS AND TOTAL RETURNS.......................17
    MANAGEMENT AND ADMINISTRATION OF THE TRUSTS....18


    AADVANTAGE(R) MILES............................21
    HOW TO PURCHASE SHARES.........................22
    HOW TO REDEEM SHARES...........................23
    VALUATION OF SHARES............................25
    DIVIDENDS AND TAX MATTERS......................25
    GENERAL INFORMATION............................27
    SHAREHOLDER COMMUNICATIONS.....................28


PROSPECTUS

TABLE OF FEES AND EXPENSES

     Annual Operating Expenses (as a percentage of average net assets):


                                                      MUNICIPAL      U.S. GOVERNMENT       MONEY
                                        MONEY           MONEY             MONEY           MARKET
                                        MARKET         MARKET            MARKET           MILEAGE
                                         FUND           FUND              FUND             FUND
Management Fees                          0.15%          0.15%             0.15%            0.15%

12b-1 Fees                               0.25%          0.25%             0.25%            0.20%(1)

Other Expenses                           0.53%          0.63%(2)          0.59%            0.74%
                                         ----           ----              ----             ----

Total Operating Expenses                 0.93%          1.03%(3)          0.99%            1.09%(3)
                                         ====           ====              ====            =====



(1) Absent fee waivers, "12b-1 Fees" for the Money Market Mileage Fund would be 0.25%. The Mileage Trust anticipates that a portion of the "12b-1 Fees" charged for the current fiscal year will be used to pay for AAdvantage miles. See "AAdvantage Miles."



(2) "Other Expenses" before fee waivers are estimated to be 0.64% for the Municipal Money Market Fund.



(3) "Total Operating Expenses" before fee waivers are estimated to be 1.04% for the Municipal Money Market Fund and 1.14% for the Money Market Mileage Fund.


    The above expenses reflect the expenses of each Fund and the Portfolio in which it invests. The Board believes that the aggregate per share expenses of each Fund and its corresponding Portfolio will be approximately equal to the expenses that the Fund would incur if its assets were invested directly in the type of securities held by the Portfolio.

EXAMPLES

    A Platinum Class investor in each Fund would directly or indirectly pay on a cumulative basis the following expenses on a $1,000 investment assuming a 5% annual return:


                                                            1              3              5              10
                                                           YEAR          YEARS          YEARS          YEARS
Money Market Fund                                            9             30             51             114

Municipal Money Market Fund                                 11             33             57             126

U.S. Government Money Market Fund                           10             32             55             121

Money Market Mileage Fund                                   11             35             60             133


    The purpose of the table above is to assist a potential investor in understanding the various costs and expenses expected to be incurred directly or indirectly as a Platinum Class shareholder in a Fund. Additional information may be found under "Management and Administration of the Trusts."

THE FOREGOING EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN AND PERFORMANCE MAY BE BETTER OR WORSE THAN THE 5% ANNUAL RETURN ASSUMED IN THE EXAMPLES.

                                                                      PROSPECTUS

FINANCIAL HIGHLIGHTS



The financial highlights in the following tables for the AAdvantage Funds and the Mileage Fund have been derived from financial statements of the AAdvantage Trust and the Mileage Trust, respectively. The information has been audited by Ernst & Young LLP, independent auditor. Such information should be read in conjunction with the financial statements and the report of the independent auditor appearing in the Annual Report of the AAdvantage Trust and the Mileage Trust incorporated by reference in the SAI, which contains further information about performance of the Funds and can be obtained by investors without charge.



                (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)


                                                                 MONEY MARKET FUND
                          -----------------------------------------------------------------------------------------------
                               PLATINUM CLASS
                          ------------------------                           INSTITUTIONAL CLASS(1)
                             YEAR          PERIOD      ------------------------------------------------------------------
                             ENDED         ENDED                             YEAR ENDED OCTOBER 31,
                           OCT. 31,       OCT. 31,     ------------------------------------------------------------------
                             1997         1996(1)         1996           1995           1994         1993         1992
                          -----------------------------------------------------------------------------------------------
Net asset value,
beginning of period        $   1.00       $   1.00     $     1.00     $     1.00     $     1.00   $     1.00   $     1.00
                           --------       --------     ----------     ----------     ----------   ----------   ----------
Net investment income          0.05(2)        0.05(2)        0.05(2)        0.06           0.04         0.03         0.04
Less dividends from net
 investment income            (0.05)         (0.05)         (0.05)         (0.06)         (0.04)       (0.03)       (0.04)
                           --------       --------     ----------     ----------     ----------   ----------   ----------
Net asset value, end of
period                     $   1.00       $   1.00     $     1.00     $     1.00     $     1.00   $     1.00   $     1.00
                           ========       ========     ==========     ==========     ==========   ==========   ==========
Total return
(annualized)                   4.87%          4.85%(3)       5.57%          5.96%          3.85%        3.31%        4.41%
                             ======           ====          =====          =====          =====        =====        =====
Ratios/supplemental
data:
 Net assets, end of
  period (in thousands)    $494,413       $119,981     $1,406,939     $1,206,041     $1,893,144   $2,882,947   $2,223,829
 Ratios to average net
  assets
  (annualized)(4)(5):
  Expenses                     0.93%(2)       0.94%(2)       0.24%(2)       0.23%          0.21%        0.23%        0.26%
  Net investment income        4.80%(2)       4.63%(2)       5.41%(2)       5.79%          3.63%        3.23%        4.06%

                                      MONEY MARKET FUND
                          -----------------------------------------

                                   INSTITUTIONAL CLASS(1)
                          -----------------------------------------
                                   YEAR ENDED OCTOBER 31,
                          -----------------------------------------
                            1991       1990       1989       1988
                          -----------------------------------------
Net asset value,
beginning of period       $   1.00   $   1.00   $   1.00   $   1.00
                              ----       ----       ----       ----
Net investment income         0.07       0.08       0.09       0.08
Less dividends from net
 investment income           (0.07)     (0.08)     (0.09)     (0.08)
                              ----       ----       ----       ----
Net asset value, end of
period                    $   1.00   $   1.00   $   1.00   $   1.00
                              ====       ====       ====       ====
Total return
(annualized)                  7.18%      8.50%      9.45%      7.54%
                              ====       ====       ====       ====
Ratios/supplemental
data:
 Net assets, end of
  period (in thousands)   $715,280   $745,405   $385,916   $330,230
 Ratios to average net
  assets
  (annualized)(4)(5):
  Expenses                    0.24%      0.20%      0.22%      0.28%
  Net investment income       6.93%      8.19%      9.11%      7.54%



(1) The Money Market Fund commenced active operations on September 1, 1987. The Platinum Class commenced active operations on November 7, 1995.



(2) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the Money Market Portfolio.



(3) Total return for the Platinum Class for the period ended October 31, 1996, reflects Institutional Class returns from November 1, 1995 through November 6, 1995 and returns of the Platinum Class through October 31, 1996. Due to the different expense structures between the classes, total return would vary from the results shown had the Platinum Class been in operation for the entire year.



(4) The method of determining average net assets was changed from a monthly average to a daily average starting with the year ended October 31, 1992.



(5) Effective October 1, 1990, expenses include administrative services fees paid by the Fund to the Manager. Prior to that date, expenses exclude shareholder services fees paid directly by shareholders to the Manager, which amounted to less than $.01 per share in each period on an annualized basis.


PROSPECTUS

                (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)



                                                                             MUNICIPAL MONEY MARKET FUND
                                                     ----------------------------------------------------------------------------
                                                             PLATINUM CLASS                         INSTITUTIONAL CLASS
                                                     ------------------------------        --------------------------------------
                                                     YEAR ENDED        PERIOD ENDED        YEAR ENDED OCT. 31,       PERIOD ENDED
                                                      OCT. 31,           OCT. 31,          --------------------        OCT. 31,
                                                        1997             1996(1)            1996          1995         1994(1)
                                                     ----------------------------------------------------------------------------
Net asset value, beginning of period                  $  1.00            $  1.00           $ 1.00        $ 1.00         $ 1.00
                                                      -------            -------           ------        ------         ------
Net investment income                                    0.03(2)            0.03(2)          0.04(2)       0.04           0.02
Less dividends from net investment income               (0.03)             (0.03)           (0.04)        (0.04)         (0.02)
                                                      -------            -------           ------        ------         ------
Net asset value, end of period                        $  1.00            $  1.00           $ 1.00        $ 1.00         $ 1.00
                                                      =======            =======           ======        ======         =======
Total return (annualized)                                2.79%              2.88%(3)         3.59%         3.75%          2.44%
                                                      =======           ========           ======        ======         ======
Ratios/supplemental data:
 Net assets, end of period (in thousands)             $63,883            $49,862           $    6        $    7         $9,736
 Ratios to average net assets (annualized)(4)(5):
  Expenses                                               1.03%(2)           0.97%(2)         0.27%(2)      0.35%          0.30%
  Net investment income                                  2.75%(2)           2.72%(2)         3.49%(2)      3.70%          2.38%



(1) The Municipal Money Market Fund commenced active operations on November 10, 1993. The Platinum Class commenced active operations on November 7, 1995.



(2) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of its corresponding Portfolio.



(3) Total return for the Platinum Class for the period ended October 31, 1996, reflects Institutional Class returns from November 1, 1995 through November 6, 1995 and returns of the Platinum Class through October 31, 1996. Due to the different expense structures between the classes, total return would vary from the results shown had the Platinum Class been in operation for the entire year.



(4) Operating results of the Municipal Money Market Fund exclude management and administrative services fees waived by the Manager. Had the Fund paid such fees, the ratio of expenses and net investment income to average net assets of the Institutional Class would have been 0.50% and 2.18%, respectively for the period ended October 31, 1994; 0.55% and 3.50%, respectively, for the year ended October 31, 1995; 0.33% and 3.43%, respectively for the year ended October 31, 1996, and 0.32% and 3.48%, respectively for the year ended October 31, 1997. The ratio of expenses and net investment income to average net assets of the Platinum Class would have been 1.02% and 2.67%, respectively for the period ended October 31, 1996 and 1.04% and 2.74%, respectively, for the year ending October 31, 1997.



(5) The method of determining average net assets was changed from a monthly average to a daily average starting with the period ended October 31, 1994.


                                                                      PROSPECTUS

                (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)



                                                                U.S. GOVERNMENT MONEY MARKET FUND
                                 ------------------------------------------------------------------------------------------------
                                        PLATINUM CLASS                          INSTITUTIONAL CLASS
                                 ----------------------------      ---------------------------------------------
                                 YEAR ENDED      PERIOD ENDED                 YEAR ENDED OCTOBER 31,                 PERIOD ENDED
                                  OCT. 31,         OCT. 31,        ---------------------------------------------       OCT. 31,
                                    1997           1996(1)          1996         1995       1994(2)       1993         1992(1)
                                 ------------------------------------------------------------------------------------------------
Net asset value, beginning of
period                            $  1.00          $  1.00         $  1.00      $  1.00     $  1.00     $   1.00       $  1.00
                                  -------          -------         -------      -------     -------     --------      --------
Net investment income                0.05(3)          0.04(3)         0.05(3)      0.06        0.04         0.03          0.02
Less dividends from net
investment income                   (0.05)           (0.04)          (0.05)       (0.06)      (0.04)       (0.03)        (0.02)
                                  -------          -------         -------      -------     -------     --------      --------

Net asset value, end of period    $  1.00          $  1.00         $  1.00      $  1.00     $  1.00     $   1.00       $  1.00
                                  =======         ========         =======      =======     =======     ========      ========
Total return (annualized)            4.61%            4.58%(4)        5.29%        5.67%       3.70%        3.07%         3.61%
                                  =======         ========         =======      =======     =======     ========      ========
Ratios/supplemental data:
 Net assets, end of period (in
  thousands)                      $68,439          $52,153         $25,595      $47,184     $67,607     $136,813       $91,453
 Ratios to average net assets
  (annualized)(5):
  Expenses                           0.99%(3)         1.00%(3)        0.32%(3)     0.32%       0.25%        0.23%         0.27%(6)
  Net investment income              4.53%(3)         4.35%(3)        5.16%(3)     5.49%       3.44%        2.96%         3.46%(6)



(1) The American AAdvantage U.S. Government Money Market Fund commenced active operations on March 2, 1992. The Platinum Class commenced active operations on November 7, 1995.



(2) Average shares outstanding for the period rather than end of period shares were used to compute net investment income per share.



(3) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of its corresponding Portfolio.



(4) Total return for the Platinum Class for the period ended October 31, 1996, reflects Institutional Class returns from November 1, 1995 through November 6, 1995 and returns of the Platinum Class through October 31, 1996. Due to the different expense structures between the classes, total return would vary from the results shown had the Platinum Class been in operation for the entire year.



(5) The method of determining average net assets was changed from a monthly average to a daily average starting with the period ended October 31, 1994.



(6) Estimated based on expected annual expenses and actual average net assets.


PROSPECTUS

                           (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)



                                                MONEY MARKET MILEAGE FUND
                              -------------------------------------------------------------
                                           PLATINUM CLASS                   MILEAGE CLASS
                              ----------------------------------------    -----------------
                                 YEAR ENDED           PERIOD ENDED
                              -----------------    -------------------       YEAR ENDED
                              OCTOBER 31, 1997     OCTOBER 31, 1996(1)    OCTOBER 31, 1996
                              -----------------    -------------------    -----------------
Net asset value, beginning
  of period                        $  1.00               $  1.00              $   1.00
                                   -------               -------              --------
Net investment income                 0.05                  0.03                  0.05
Less dividends from net
  investment income                  (0.05)                (0.03)               (0.05)
                                   -------               -------              --------
Net asset value, end of
  period                           $  1.00               $  1.00              $   1.00
                                   =======               =======              ========
Total return (annualized)             4.71%                 4.78%(2)              5.12%
                                   =======               =======              ========
Ratios/supplemental data:
  Net assets, end of period
    (in thousands)                 $49,184               $15,429              $106,709
  Ratios to average net
    assets
    (annualized)(3)(4):
    Expenses                          1.09%                 1.09%                 0.67%
    Net investment income             4.64%                 4.48%                 5.02%



(1) The Platinum Class of the Money Market Mileage Fund commenced active operations on January 29, 1996, and at that time the existing shares of the Fund were designated as Mileage Class shares.



(2) Total return for the Platinum Class for the period ended October 31, 1996, reflects Mileage Class returns from November 1, 1995 through January 27, 1996 and returns of the Platinum Class through October 31, 1996. Due to the different expense structures between the classes, total return would vary from the results shown had the Platinum Class been in operation for the entire year.



(3) The per share amounts reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the Money Market Portfolio.



(4) Operating results exclude expenses reimbursed by the Manager. Had the Fund paid such fees, the ratio of expenses and net investment income to average net assets would have been 1.24% and 4.33%, respectively, for the period ended October 31, 1996 and 1.14% and 4.59%, respectively, for the year ended October 31, 1997 for the Platinum Class and 0.78% and 4.91%, respectively for the year ended October 31, 1996 and 0.74% and 4.95%, respectively, for the year ended October 31, 1997 for the Mileage Class.


                                                                      PROSPECTUS

INTRODUCTION


The AAdvantage Trust and the Mileage Trust are open-end, diversified management investment companies, organized as Massachusetts business trusts on January 16, 1987 and February 22, 1995, respectively. The AAdvantage Funds are three of the several investment portfolios of the AAdvantage Trust and the Mileage Fund is a separate investment portfolio of the Mileage Trust. Each Fund has the same investment objective but may have different investment policies. Each Fund invests all of its investable assets in a corresponding Portfolio of the AMR Trust with an identical investment objective. Each AAdvantage Fund currently consists of three classes of shares, including the "Platinum Class," which is available to customers of certain broker-dealers. The Money Market Mileage Fund currently consists of two classes of shares including the "Platinum Class," as described above. The Money Market Mileage Fund is available only to individuals and certain grantor trusts. Qualified retirement plans (i.e., IRAs, Keogh, profit sharing plans) and institutional investors are not eligible to invest in the Money Market Mileage Fund. This Prospectus relates only to the Platinum Class. For further information about the other classes, or to obtain a prospectus free of charge, call (800) 967-9009 or write to P.O. Box 619003, MD 5645, Dallas/Ft. Worth Airport, Texas 75261.


    Although each class of shares is designed to meet the needs of different categories of investors, all classes of each Fund share the same portfolio of investments and a common investment objective. See "Investment Objectives, Policies and Risks." There is no guarantee that a Fund will achieve its investment objective. Based on its value, a share of a Fund, regardless of class, will receive a proportionate share of the investment income and the gains (or losses) earned (or incurred) by the Fund. It also will bear its proportionate share of expenses that are allocated to the Fund as a whole. However, certain expenses are allocated separately to each class of shares.

    The Manager provides the Funds and their corresponding Portfolios with investment advisory and administrative services. Investment decisions for the Portfolios are made by the Manager in accordance with the investment objectives, policies and restrictions described in this Prospectus and in the SAI.


    Shares are sold without a sales charge at the next share price calculated after an investment is received and accepted. Shares will be redeemed at the next share price calculated after receipt of a redemption order. See "How to Purchase Shares" and "How to Redeem Shares."


     Each shareholder in the Mileage Fund will receive American Airlines(R) AAdvantage(R) travel awards program ("AAdvantage") miles.((1)) AAdvantage miles will

---------------

(1) American Airlines and AAdvantage are registered trademarks of American Airlines, Inc.

PROSPECTUS
be posted monthly to each shareholder's AAdvantage account at an annual rate of one mile for every $10 invested in the Fund. See "AAdvantage Miles."

INVESTMENT OBJECTIVES, POLICIES AND RISKS

    The investment objective and policies of each Fund and its corresponding Portfolio are described below. Except as otherwise indicated, the investment policies of any Fund may be changed at any time by the applicable Board to the extent that such changes are consistent with the investment objective of the applicable Fund. However, each Fund's investment objective may not be changed without a majority vote of that Fund's outstanding shares, which is defined as the lesser of (a) 67% of the shares of the applicable Fund present or represented if the holders of more than 50% of the shares are present or represented at the shareholders' meeting, or (b) more than 50% of the shares of the applicable Fund (hereinafter, "majority vote"). A Portfolio's investment objective may not be changed without a majority vote of that Portfolio's interest holders.

    Each Fund has a fundamental investment policy which allows it to invest all of its investable assets in its corresponding Portfolio. All other fundamental investment policies and the non-fundamental investment policies of each Fund and its corresponding Portfolio are identical. Therefore, although the following discusses the investment policies of each Portfolio and the AMR Trust's Board of Trustees ("AMR Trust Board"), it applies equally to each Fund and the applicable Board.

INVESTMENT OBJECTIVE OF THE FUNDS -- The investment objective of each of the Funds is to seek current income, liquidity and the maintenance of a stable $1.00 price per share. The Funds seek to achieve this objective by investing all of their investable assets in their corresponding Portfolios, which invest in high quality, U.S. dollar-denominated short-term obligations that have been determined by the Manager or the AMR Trust Board to present minimal credit risks. Portfolio investments are valued based on the amortized cost valuation technique pursuant to Rule 2a-7 under the Investment Company Act of 1940 ("1940 Act"). See the SAI for an explanation of amortized cost. Obligations in which the Portfolios invest generally have remaining maturities of 397 days or less, although instruments subject to repurchase agreements and certain variable and floating rate obligations may bear longer final maturities. The average dollar-weighted portfolio maturity of each Portfolio will not exceed 90 days.

AMERICAN AADVANTAGE MONEY MARKET FUND AND AMERICAN AADVANTAGE MONEY MARKET MILEAGE FUND -- The Funds' corresponding Portfolio may invest in obligations permitted to be purchased under Rule 2a-7 of the 1940 Act including, but not limited to, (1) obligations of the U.S. Government or its agencies or instrumentalities; (2) loan participation interests, medium-term notes, funding agreements and asset-backed

                                                                      PROSPECTUS
securities; (3) domestic, Yankeedollar and Eurodollar certificates of deposit, time deposits, bankers' acceptances, commercial paper, bank deposit notes and other promissory notes including floating or variable rate obligations issued by U.S. or foreign bank holding companies and their bank subsidiaries, branches and agencies; and (4) repurchase agreements involving the obligations listed above. The Money Market Portfolio will invest only in issuers or instruments that at the time of purchase (1) have received the highest short-term rating by two nationally recognized statistical rating organizations ("Rating Organizations") such as "A-1" by Standard & Poor's and "P-1" by Moody's Investor Services, Inc.;
(2) are single rated and have received the highest short-term rating by a Rating Organization; or (3) are unrated, but are determined to be of comparable quality by the Manager pursuant to guidelines approved by the AMR Trust Board and subject to ratification by the AMR Trust Board. See the SAI for definitions of the foregoing instruments and rating systems. The Portfolio may invest in other investment companies.



    The Portfolio will invest more than 25% of its assets in obligations issued by the banking industry. However, for temporary defensive purposes during periods when the Manager believes that maintaining this concentration may be inconsistent with the best interests of shareholders, the Portfolio may not maintain this concentration.


    Investments in Eurodollar (U.S. dollar obligations issued outside the United States by domestic or foreign entities) and Yankeedollar (U.S. dollar obligations issued inside the United States by foreign entities) obligations involve additional risks. Most notably, there generally is less publicly available information about foreign issuers; there may be less governmental regulation and supervision; foreign issuers may use different accounting and financial standards; and the adoption of foreign governmental restrictions may affect adversely the payment of principal and interest on foreign investments. In addition, not all foreign branches of United States banks are supervised or examined by regulatory authorities as are United States banks, and such branches may not be subject to reserve requirements.


    Variable amount master demand notes in which the Portfolio may invest are unsecured demand notes that permit the indebtedness thereunder to vary, and provide for periodic adjustments in the interest rate. Because master demand notes are direct lending arrangements between the Portfolio and the issuer, they are not normally traded. There is no secondary market for the notes; however, the period of time remaining until payment of principal and accrued interest can be recovered under a variable amount master demand note generally will not exceed seven days. To the extent this period is exceeded, the note in question would be considered illiquid. Issuers of variable amount master demand notes must satisfy the same criteria as set forth for other promissory notes (e.g. commercial paper). The Portfolio will invest in variable amount master demand notes only when such notes are determined by the Manager, pursuant to guidelines established by the AMR Trust Board, to be of comparable quality to rated issuers or instruments eligible for investment by the Portfolio. In


PROSPECTUS
determining average dollar-weighted portfolio maturity, a variable amount master demand note will be deemed to have a maturity equal to the longer of the period of time remaining until the next readjustment of the interest rate or the period of time remaining until the principal amount can be recovered from the issuer on demand.


    The Portfolio also may engage in dollar rolls or purchase or sell securities on a "when-issued" or "forward commitment" basis. The purchase or sale of when-issued securities enables an investor to hedge against anticipated changes in interest rates and prices by locking in an attractive price or yield. The price of when-issued securities is fixed at the time the commitment to purchase or sell is made, but delivery and payment for the when-issued securities take place at a later date, normally one to two months after the date of purchase. During the period between purchase and settlement, no payment is made by the purchaser to the issuer and no interest accrues to the purchaser. Such transactions therefore involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date. A sale of a when-issued security also involves the risk that the other party will be unable to settle the transaction. Dollar rolls are a type of forward commitment transaction. Purchases and sales of securities on a forward commitment basis involve a commitment to purchase or sell securities with payment and delivery to take place at some future date, normally one to two months after the date of the transaction. As with when-issued securities, these transactions involve certain risks, but they also enable an investor to hedge against anticipated changes in interest rates and prices. Forward commitment transactions are executed for existing obligations, whereas in a when-issued transaction, the obligations have not yet been issued. When purchasing securities on a when-issued or forward commitment basis, a segregated account of liquid assets at least equal to the value of purchase commitments for such securities will be maintained until the settlement date.



AMERICAN AADVANTAGE MUNICIPAL MONEY MARKET FUND -- The Fund's corresponding Portfolio may invest in municipal obligations issued by or on behalf of the governments of states, territories, or possessions of the United States; the District of Columbia; and their political subdivisions, agencies and instrumentalities if the interest these obligations provide is generally exempt from federal income tax. The Municipal Money Market Portfolio will invest only in issuers or instruments that at the time of purchase (1) are guaranteed by the U.S. Government, its agencies, or instrumentalities; (2) are secured by letters of credit that are irrevocable and issued by banks which qualify as authorized issuers for the Money Market Portfolio (see "American AAdvantage Money Market Fund"); (3) are guaranteed by one or more municipal bond insurance policies that cannot be canceled and are issued by third-party guarantors possessing the highest claims-paying rating from a Rating Organization; (4) have received one of the two highest short-term ratings from at least two Rating Organizations;
(5) are single rated and have received one of the two highest short-term ratings from that Rating Organization; (6) have no short-term rating but the instrument is comparable to the issuer's rated short-term debt; (7) have no short-term rating (or comparable rating)


                                                                      PROSPECTUS
but have received one of the top two long-term ratings from all Rating Organizations rating the issuer or instrument; or (8) are unrated, but are determined to be of comparable quality by the Manager pursuant to guidelines approved by, and subject to the oversight of, the AMR Trust Board. The Portfolio also may invest in other investment companies. Ordinarily at least 80% of the Portfolio's net assets will be invested in municipal obligations the interest from which is exempt from federal income tax. However, should market conditions warrant, the Portfolio may invest up to 20% (or for temporary defensive purposes, up to 100%) of its assets in eligible investments for the Money Market Portfolio which are subject to federal income tax.


    The Portfolio may invest in certain municipal obligations which have rates of interest that are adjusted periodically according to formulas intended to minimize fluctuations in the values of these instruments. These instruments, commonly known as variable rate demand obligations, are long-term instruments which allow the purchaser, at its discretion, to redeem securities before their final maturity at par plus accrued interest upon notice (typically 7 to 30 days).


    Municipal obligations may be backed by the full taxing power of a municipality ("general obligations"), or by the revenues from a specific project or the credit of a private organization ("revenue obligations"). Some municipal obligations are collateralized as to payment of principal and interest by an escrow of U.S. Government or federal agency obligations, while others are insured by private insurance companies, while still others may be supported by letters of credit furnished by domestic or foreign banks. The Portfolio's investments in municipal obligations may include fixed, variable, or floating rate general obligations and revenue obligations (including municipal lease obligations and resource recovery obligations); zero coupon and asset-backed obligations; variable rate auction and residual interest obligations; tax, revenue, or bond anticipation notes; and tax-exempt commercial paper. See the SAI for a further discussion of the foregoing obligations. The Portfolio may purchase or sell securities on a when-issued or a forward commitment basis as described under "American AAdvantage Money Market Fund and American AAdvantage Money Market Mileage Fund."


    The Portfolio may invest more than 25% of the value of its total assets in municipal obligations which are related in such a way that an economic, business or political development or change affecting one such security would also affect the other securities; for example, securities the interest of which is paid from revenues of similar types of projects, or securities whose issuers are located in the same state. As a result, the Portfolio may be subject to greater risk compared to a fund that does not follow this practice. However, this risk is mitigated because it is anticipated that most of the Portfolio's assets will be insured or backed by bank letters of credit. Additionally, the Portfolio may invest more than 25% of the value of its total assets in industrial development bonds which, although issued by industrial development authorities, may be backed only by the assets and revenues of the non-governmental users.

PROSPECTUS

    The Portfolio also may invest in municipal obligations that constitute "private activity obligations." These include obligations that finance student loans, residential rental projects, and solid waste disposal facilities. To the extent the Portfolio earns interest income on private activity obligations, shareholders will be required to treat the portion of the Fund's distributions attributable to its share of such interest as a "tax preference item" for purposes of determining their liability for the federal alternative minimum tax ("AMT") and, as a result, may become subject to (or increase their liability for) the AMT. Shareholders should consult their own tax advisers to determine whether they may be subject to the AMT. The Portfolio may invest in private activity obligations without limitation and it is anticipated that a substantial portion of the Portfolio's assets will be invested in these obligations. As a result, a substantial portion of the Fund's distributions may be a tax preference item, which will reduce the net return from the Fund for taxpayers subject to the AMT. Interest on "qualified" private activity obligations is exempt from federal income tax.



AMERICAN AADVANTAGE U.S. GOVERNMENT MONEY MARKET FUND -- The Fund's corresponding Portfolio will invest exclusively in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements which are collateralized by such obligations. U.S. Government securities include direct obligations of the U.S. Treasury (such as Treasury bills, Treasury notes and Treasury bonds). The Fund may invest in securities issued by the Agency for International Development, Farmers Home Administration, Farm Credit Banks, Federal Home Loan Bank, Federal Intermediate Credit Bank, Federal Financing Bank, Federal Land Bank, FNMA, GNMA, General Services Administration, Rural Electrification Administration, Small Business Administration, Tennessee Valley Authority and others. Some of these obligations, such as those issued by the Federal Home Loan Bank and FHLMC, are supported only by the credit of the agency or instrumentality issuing the obligation and the discretionary authority of the U.S. Government to purchase the agency's obligations. See the SAI for a further discussion of the foregoing obligations. Counterparties for repurchase agreements must be approved by the AMR Trust Board. The Portfolio may purchase or sell securities on a when-issued or a forward commitment basis as described under "American AAdvantage Money Market Fund and American AAdvantage Money Market Mileage Fund."



OTHER INVESTMENT POLICIES -- In addition to the investment policies described previously, each Portfolio also may lend its securities, enter into fully collateralized repurchase agreements, and invest in private placement offerings.


SECURITIES LENDING. Each Portfolio may lend securities to broker-dealers or other institutional investors pursuant to agreements requiring that the loans be continuously secured by any combination of cash, securities of the U.S. Government and its agencies and instrumentalities and approved bank letters of credit that at all times equal at least 100% of the market value of the loaned securities. Such loans will not be made if, as a result, the aggregate amount of all outstanding securities loans by any Portfolio would

                                                                      PROSPECTUS
exceed 33 1/3% of its total assets (including the market value of collateral received). A Portfolio continues to receive interest on the securities loaned and simultaneously earns either interest on the investment of the cash collateral or fee income if the loan is otherwise collateralized. Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities loaned or loss of rights in the collateral. However, the Portfolios seek to minimize this risk by making loans only to borrowers which are deemed to be of good financial standing and which have been approved by the AMR Trust Board. For purposes of complying with each Portfolio's investment policies and restrictions, collateral received in connection with securities loans will be deemed an asset of a Portfolio to the extent required by law. The Manager will receive compensation for administrative and oversight functions with respect to securities lending. The amount of such compensation will depend on the income generated by the loan of each Portfolio's securities. The SEC has granted exemptive relief that permits the Portfolios to invest cash collateral received from securities lending transactions in shares of one or more private investment companies managed by the Manager. Subject to receipt of exemptive relief from the SEC, the Portfolios also may invest cash collateral received from securities lending transactions in shares of one or more registered investment companies managed by the Manager. See the SAI for further information regarding loan transactions.


REPURCHASE AGREEMENTS. A repurchase agreement is an agreement under which securities are acquired by a Portfolio from a securities dealer or bank subject to resale at an agreed upon price on a later date. The acquiring Portfolio bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Portfolio is delayed or prevented from exercising its rights to dispose of the collateral securities. However, the Manager attempts to minimize this risk by entering into repurchase agreements only with financial institutions which are deemed to be of good financial standing and which have been approved by the AMR Trust Board. See the SAI for more information regarding repurchase agreements.

PRIVATE PLACEMENT OFFERINGS. Investments in private placement offerings are made in reliance on the "private placement" exemption from registration afforded by
Section 4(2) of the Securities Act of 1933 (the "1933 Act"), and resold to qualified institutional buyers under Rule 144A under the 1933 Act ("Section 4(2) securities"). Section 4(2) securities are restricted as to disposition under the federal securities laws, and generally are sold to institutional investors such as the Portfolios, that agree they are purchasing the securities for investment and not with an intention to distribute to the public. Any resale by the purchaser must be pursuant to an exempt transaction and may be accomplished in accordance with Rule 144A. Section 4(2) securities normally are resold to other institutional investors such as the Portfolios through or with the assistance of the issuer or dealers that make a market in the Section 4(2) securities, thus providing liquidity. The Portfolios will not invest more than 10% of their respective net assets in Section 4(2) securities and other illiquid securities unless the Manager determines, by continuous reference to the appropriate trading markets and

PROSPECTUS
pursuant to guidelines approved by the AMR Trust Board, that any Section 4(2) securities held by such Portfolio in excess of this level are at all times liquid.

    The AMR Trust Board and the Manager, pursuant to the guidelines approved by the AMR Trust Board, will carefully monitor the Portfolios' investments in
Section 4(2) securities offered and sold under Rule 144A, focusing on such important factors, among others, as: valuation, liquidity, and availability of information. Investments in Section 4(2) securities could have the effect of reducing a Portfolio's liquidity to the extent that qualified institutional buyers no longer wish to purchase these restricted securities.

BROKERAGE PRACTICES -- The Portfolios normally will not incur any brokerage commissions on their transactions because money market instruments are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission. The price of the obligation, however, usually includes a profit to the dealer. Obligations purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. No commissions or discounts are paid when securities are purchased directly from an issuer.

ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS -- As previously described, investors should be aware that each Fund, unlike mutual funds that directly acquire and manage their own portfolios of securities, seeks to achieve its investment objective by investing all of its investable assets in a corresponding Portfolio of the AMR Trust, which is a separate investment company. Since a Fund will invest only in its corresponding Portfolio, that Fund's shareholders will acquire only an indirect interest in the investments of the Portfolio.


    The Manager expects, although it cannot guarantee, that the AAdvantage Trust and the Mileage Trust will achieve economies of scale by investing in the AMR Trust. In addition to selling their interests to the Funds, the Portfolios sell their interests to other non-affiliated investment companies and/or other institutional investors. All institutional investors in a Portfolio pay a proportionate share of the Portfolio's expenses and invest in that Portfolio on the same terms and conditions. However, other investment companies investing all of their assets in a Portfolio, are not required to sell their shares at the same public offering price as a Fund and are allowed to charge different sales commissions. Therefore, investors in a Fund may experience different returns from investors in another investment company that invests exclusively in that Fund's corresponding Portfolio.



    The Fund's investment in a Portfolio may be affected materially by the actions of large investors in that Portfolio, if any. For example, as with all open-end investment companies, if a large investor were to redeem its interest in a Portfolio, that Portfolio's remaining investors could experience higher pro rata operating expenses, thereby


                                                                      PROSPECTUS
producing lower returns. As a result, that Portfolio's security holdings may become less diverse, resulting in increased risk. Institutional investors in a Portfolio that have a greater pro rata ownership interest in the Portfolio than the Fund could have effective voting control over the operation of that Portfolio. A material change in a Portfolio's fundamental objective, policies and restrictions, that is not approved by the shareholders of its corresponding Fund could require that Fund to redeem its interest in the Portfolio. Any such redemption could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) by the Portfolio. Should such a distribution occur, that Fund could incur brokerage fees or other transaction costs in converting such securities to cash. In addition, a distribution in kind could result in a less diversified portfolio of investments for that Fund and could affect its liquidity adversely.



    The Portfolios' and their corresponding Funds' investment objectives and policies are described above. See "Investment Restrictions" for a description of their investment restrictions. The investment objective of a Fund can be changed only with shareholder approval. The approval of a Fund and of other investors in its corresponding Portfolio, if any, is not required to change the investment objective, policies or limitations of that Portfolio, unless otherwise specified. Written notice will be provided to shareholders of a Fund within thirty days prior to any changes in its corresponding Portfolio's investment objective. If the investment objective of a Portfolio changes and the shareholders of its corresponding Fund do not approve a parallel change in that Fund's investment objective, the Fund would seek an alternative investment vehicle or the Manager would actively manage the Fund.


    See "Management and Administration of the Trusts" for a complete description of the investment management fee and other expenses associated with a Fund's investment in its corresponding Portfolio. This Prospectus and the SAI contain more detailed information about each Fund and its corresponding Portfolio, including information related to (1) the investment objective, policies and restrictions of each Fund and its corresponding Portfolio, (2) the Board of Trustees and officers of the AAdvantage Trust, the MileageTrust and the AMR Trust, (3) brokerage practices, (4) the Funds' shares, including the rights and liabilities of its shareholders, (5) additional performance information, including the method used to calculate yield and total return, and (6) the determination of the value of each Fund's shares.

INVESTMENT RESTRICTIONS

The following fundamental investment restrictions and the non-fundamental investment restriction are identical for each Fund and its corresponding Portfolio. Therefore, although the following discusses the investment restrictions of each Portfolio and the AMR Trust Board, it applies equally to each Fund and its respective

PROSPECTUS

Board. The following fundamental investment restrictions may be changed with respect to a particular Fund by the majority vote of that Fund's outstanding shares or with respect to a Portfolio by the majority vote of that Portfolio's interest holders. No Portfolio may:


    o Invest more than 5% of its total assets (taken at market value) in securities of any one issuer, other than obligations issued by the U.S. Government, its agencies and instrumentalities, or purchase more than 10% of the voting securities of any one issuer, with respect to 75% of a Portfolio's total assets. In addition, although not a fundamental investment restriction and therefore subject to change without shareholder vote, the Money Market Portfolio and the U.S. Government Money Market Portfolio apply this restriction with respect to 100% of their assets.



    o Invest more than 25% of its total assets in the securities of companies primarily engaged in any one industry, provided that: (i) this limitation does not apply to obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities; (ii) municipalities and their agencies and authorities are not deemed to be industries; and (iii) financial service companies are classified according to the end users of their services (for example, automobile finance, bank finance, and diversified finance will be considered separate industries). With respect to the Money Market Portfolio, this restriction does not apply to the banking industry.


The following non-fundamental investment restriction may be changed with respect to a particular Fund by a vote of a majority of its respective Board or with respect to a Portfolio by a vote of a majority of the AMR Trust Board: no Portfolio may invest more than 10% of its net assets in illiquid securities, including time deposits and repurchase agreements that mature in more than seven days.

    The above percentage limits are based upon asset values at the time of the applicable transaction; accordingly, a subsequent change in asset values will not affect a transaction that was in compliance with the investment restrictions at the time such transaction was effected. See the SAI for other investment limitations.

YIELDS AND TOTAL RETURNS


From time to time the Platinum Class of the Funds may advertise its "current yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. The current yield refers to the investment income generated over a seven calendar-day period (which period will be stated in the advertisement). This yield is then annualized by assuming the amount of investment


                                                                      PROSPECTUS
income generated during that week is earned each week over a one-year period, and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the investment income earned is assumed to be reinvested. The effective yield will be slightly higher than the current yield because of the compounding effect of this assumed reinvestment. The Municipal Money Market Fund also may quote "tax equivalent yields," which show the taxable yields a shareholder would have to earn before federal income taxes to equal this Fund's tax-exempt yields. The tax equivalent yield is calculated by dividing the Fund's tax-exempt yield by the result of one minus a stated federal income tax rate. If only a portion of the Fund's income was tax-exempt, only that portion is adjusted in the calculation. As stated earlier, the Fund considers interest on private activity obligations to be exempt from federal income tax. Total return quotations advertised by the Funds may reflect the average annual compounded (or aggregate compounded) rate of return during the designated time period based on a hypothetical initial investment and the redeemable value of that investment at the end of the period. The Funds will at times compare their performance to applicable published indices, and also may disclose their performance as ranked by certain ranking entities. Each class of a Fund has different expenses which will impact its performance. See the SAI for more information about the calculation of yields and total returns.


MANAGEMENT AND ADMINISTRATION OF THE TRUSTS


FUND MANAGEMENT AGREEMENT -- The AAdvantage Trust's Board and the Mileage Trust's Board have general supervisory responsibility over their respective Trust's affairs. The Manager provides or oversees all administrative, investment advisory and portfolio management services for the AAdvantage Trust pursuant to a Management Agreement, dated April 3, 1987, as amended on July 25, 1997, together with the Administrative Services Agreement described below. The Manager provides or oversees all administrative, investment advisory and portfolio management services for the Mileage Trust pursuant to a Management Agreement, dated October 1, 1995 as amended November 21, 1997. The AMR Trust and the Manager also entered into a Management Agreement dated, October 1, 1995, as amended July 25, 1997, which obligates the Manager to provide or oversee all administrative, investment advisory and portfolio management services for the AMR Trust. The Manager, located at 4333 Amon Carter Boulevard, MD 5645, Fort Worth, Texas 76155, is a wholly owned subsidiary of AMR Corporation ("AMR"), the parent company of American Airlines, Inc., and was organized in 1986 to provide investment management, advisory, administrative and asset management consulting services. The Manager serves as the sole investment adviser to the Portfolios. As of December 31, 1997, the Manager had assets under management totaling approximately $18.4 billion, including approximately $6.1 billion under active management and $12.3 billion as named fiduciary or fiduciary adviser. Of the total, approximately $14.2 billion of assets are


PROSPECTUS
related to AMR. American Airlines, Inc. is not responsible for investments made in the American AAdvantage Funds or the American AAdvantage Mileage Funds.


    The Manager provides the Trust and the AMR Trust with office space, office equipment and personnel necessary to manage and administer the Trusts' operations. This includes complying with reporting requirements; corresponding with shareholders; maintaining internal bookkeeping, accounting and auditing services and records; and supervising the provision of services to the Trusts by third parties. The Manager also oversees each Portfolio's participation in securities lending activities and any actions taken by the securities lending agent in connection with those activities to ensure compliance with all applicable regulatory and investment guidelines. The Manager also develops the investment programs for each Portfolio.



    Except as otherwise provided below, the Manager bears the expense of providing the above services. As compensation for providing the Portfolios with advisory services, the Manager receives from the AMR Trust an annualized advisory fee that is calculated and accrued daily, equal to 0.15% of the net assets of the Portfolios. To the extent that a Fund invests all of its investable assets in its corresponding Portfolio, the Manager receives no advisory fee from the AAdvantage Trust or the Mileage Trust. The Manager is entitled to receive compensation in connection with securities lending activities. If a Portfolio lends its portfolio securities and receives cash collateral from the borrower, the Manager may receive up to 25% of the net annual interest income (the gross interest earned by the investment less the amount paid to the borrower as well as related expenses) received from the investment of such cash. If a borrower posts collateral other than cash, the borrower will pay to the lender a loan fee. The Manager may receive up to 25% of the loan fees posted by borrowers. The fees received by the Manager from the AMR Trust are payable quarterly in arrears. In addition, the Manager is compensated through the Administrative Services Agreement as described below for other services provided.


    Each Management Agreement will continue in effect provided that annually such continuance is specifically approved by a vote of the applicable Board including the affirmative votes of a majority of the Trustees of each Board who are not parties to the Management Agreement or "interested persons" as defined in the 1940 Act of any such party ("Independent Trustees"), cast in person at a meeting called for the purpose of considering such approval, or by the vote of a Fund's shareholders or a Portfolio's interest holders. A Management Agreement may be terminated with respect to a Fund or a Portfolio at any time, without penalty, by a majority vote of outstanding Fund shares or Portfolio interests on sixty (60) days' written notice to the Manager, or by the Manager, on sixty (60) days' written notice to the AAdvantage Trust, the Mileage Trust or the AMR Trust. A Management Agreement will automatically terminate in the event of its "assignment" as defined in the 1940 Act.

                                                                      PROSPECTUS

    The AAdvantage Trust and the Mileage Trust are each responsible for expenses not otherwise assumed by the Manager, including: audits by independent auditors; transfer agency, custodian, dividend disbursing agent and shareholder recordkeeping services; taxes, if any, and the preparation of each Fund's tax returns; interest; costs of Trustee and shareholder meetings; printing and mailing prospectuses and reports to existing shareholders; fees for filing reports with regulatory bodies and the maintenance of the Funds' existence; legal fees; fees to federal and state authorities for the registration of shares; fees and expenses of Independent Trustees; insurance and fidelity bond premiums; fees paid to consultants providing reports regarding the adherence by investment advisers to the investment style of a Portfolio and any extraordinary expenses of a nonrecurring nature.



    A majority of the Independent Trustees of each Board has adopted written procedures reasonably appropriate to deal with potential conflicts of interest between the AAdvantage Trust or the Mileage Trust and the AMR Trust.


ADMINISTRATIVE SERVICES PLAN -- The Manager has entered into separate Administrative Services Plans with the AAdvantage Trust and the Mileage Trust which obligate the Manager to provide the Platinum Class with administrative services either directly or through the various broker-dealers that offer Platinum Class shares. These services include, but are not limited to, the payment of fees for record maintenance, forwarding shareholder communications to the shareholders and aggregating and processing orders for the purchase and redemption of Platinum Class shares. As compensation for these services, the Manager receives an annualized fee of up to 0.50% and 0.55% of the net assets of the Platinum Class of the AAdvantage Funds and the Mileage Fund, respectively. The fee is payable quarterly in arrears.

DISTRIBUTION PLAN -- The AAdvantage Trust and the Mileage Trust have each adopted a Platinum Class distribution plan (the "Plans") pursuant to Rule 12b-1 under the 1940 Act which will continue in effect so long as approved at least annually by a majority of the applicable Board's Trustees, including the affirmative votes of a majority of the Independent Trustees of the applicable Board, cast in person at a meeting called for the purpose of considering such approval, or by the vote of shareholders of the Platinum Class. The Plans may be terminated with respect to a particular Platinum Class at any time, without payment of any penalty, by a vote of a majority of the Independent Trustees of the applicable Board or by a vote of a majority of the outstanding voting securities of that class.


    The Plans provide that each Platinum Class will pay 0.25% per annum of its average daily net assets to the Manager (or another entity approved by the applicable Board) for distribution-related services. The fee will be payable quarterly in arrears without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular quarter by the entity for the services provided pursuant to the Plans. The Plans authorize the Manager, or any other entity approved


PROSPECTUS
by the applicable Board, to spend Rule 12b-1 fees on any activities or expenses intended to result in the sale or servicing of Platinum Class shares including but not limited to, advertising, expenses of various broker-dealers relating to selling efforts, transfer agency fees and the preparation and distribution of advertising material and sales literature. In addition, the Mileage Fund's Plan authorizes expenses incurred in connection with participation in the AAdvantage program.

ALLOCATION OF FUND EXPENSES -- Expenses of each Fund generally are allocated equally among the shares of that Fund, regardless of class. However, certain expenses approved by the applicable Board will be allocated solely to the class to which they relate.

PRINCIPAL UNDERWRITER -- BROKERS TRANSACTION SERVICES, INC. ("BTS"), 7001 Preston Road, Dallas, Texas, 75205 serves as the principal underwriter of the AAdvantage Trust and the Mileage Trust.


CUSTODIAN AND TRANSFER AGENT -- STATE STREET BANK & TRUST COMPANY, BOSTON, MASSACHUSETTS, serves as custodian for the Portfolios and the Funds and as transfer agent for the Platinum Class.


INDEPENDENT AUDITOR -- The independent auditor for the Funds and the AMR Trust is ERNST & YOUNG LLP, Dallas, Texas.

AADVANTAGE(R) MILES

The AAdvantage program offers the opportunity to obtain free upgrades and travel awards on American Airlines and AAdvantage airline participants, as well as upgrades and discounts on car rentals and hotel accommodations. For more information about the AAdvantage program, call American Airlines at (800) 433-7300.

     AAdvantage miles will be posted monthly in arrears to each shareholder's AAdvantage account based on the shareholder's average daily account balance during the previous month. Miles are posted at an annual rate of one mile per $10 maintained in the Mileage Fund. Mileage is calculated on the average daily balance and posted monthly. The average daily balance is calculated by adding each day's balance and dividing by the number of days in the month. For example, the average daily balance on a $50,000 account funded on the 16th day of a month having 30 days (and maintained at that balance through the end of the month) would be $25,000. Mileage received for that month would be 208 miles. If the same balance were maintained through the next month, the average daily balance would be $50,000, and the mileage would be 417 miles that month and every month the $50,000 investment was maintained in the Mileage Fund. These miles appear on subsequent AAdvantage program statements.

                                                                      PROSPECTUS

     In the case of Trust Accounts, AAdvantage miles will be posted only in a trustee's individual name, and not in the name of the Trust Account. Before investing in a Fund, trustees of the Trust Accounts should consult their own legal and tax advisers as to the tax effect of this arrangement and whether this arrangement is consistent with their legal duties as trustees. American Airlines has informed the Funds that in administering an AAdvantage member's AAdvantage account, it shall not be required to distinguish between AAdvantage miles accumulated by the individual in his/her capacity as trustee to a Trust Account from AAdvantage miles accumulated in an individual capacity or from other sources.

     The Manager reserves the right to discontinue the posting of AAdvantage miles or to change the mileage calculation at any time upon notice to shareholders. See also "Dividends and Tax Matters."

     American Airlines may find it necessary to change AAdvantage program rules, regulations, travel awards and special offers at any time. This means that American Airlines may initiate changes impacting, for example, participant affiliations, rules for earning mileage credit, mileage levels and rules for the use of travel awards, continued availability of travel awards, blackout dates and limited seating for travel awards, and the features of special offers. American Airlines reserves the right to end the AAdvantage program with six months' notice. AAdvantage travel awards, mileage accrual and special offers are subject to governmental regulations.

HOW TO PURCHASE SHARES


Platinum Class shares are offered on a continuous basis at net asset value through selected financial services firms. The Platinum Class has established a minimum initial investment of $1,000 and $100 minimum for subsequent investments, but these minimums may be changed at any time at the AAdvantage Trust's or the Mileage Trust's discretion.



    An order to purchase Platinum Class shares received by wire transfer in the form of federal funds will be effected at the next determined net asset value.



    Shares are offered and orders are accepted for the Money Market Fund, and the Mileage Fund until 3:00 p.m. Eastern time, or the close of the Exchange (whichever comes first) Monday through Friday, excluding the following business holidays: New Year's Day, Martin Luther King's Birthday, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day ("Business Day"). Shares are offered and orders are accepted for the U.S. Government Money Market Fund until 2:00 p.m. Eastern time, or the close of the Exchange (whichever comes first) on each Business Day and for the Municipal Money Market Fund until 11:45 a.m. Eastern time, or the close of the Exchange


PROSPECTUS

(whichever comes first) on each Business Day. These purchases will receive that day's dividend.


     Orders for purchase accompanied by a check or other negotiable bank draft will be accepted and effected as of 3:00 p.m. Eastern time on the next Business Day following receipt and such shares will receive the dividend for the Business Day following the day the purchase is effected. If an order is accompanied by a check drawn on a foreign bank, funds must normally be collected from such check before shares will be purchased. The AAdvantage Trust and the Mileage Trust reserve the right to reject any order for the purchase of shares and to limit or suspend, without prior notice, the offering of shares.

    Firms provide varying arrangements for their clients with respect to the purchase and redemption of Platinum Class shares and the confirmation thereof and may arrange with their clients for other investment or administrative services. Such firms are responsible for the prompt transmission of purchase and redemption orders. Some firms may establish higher or lower minimum investment requirements than set forth above. Such firms may independently establish and charge additional amounts to their clients for their services, which charges would reduce their clients' yield or return. Firms also may hold Platinum Class shares in nominee or street name as agent for and on behalf of their clients. In such instances, the transfer agent will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from the Manager for recordkeeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares (such as check writing or a debit card) may not be available through such firms or may only be available subject to certain conditions or limitations. Some firms may participate in a program allowing them access to their clients' accounts for servicing, including, without limitation, transfers of registration and dividend payee changes, and may perform functions such as generation of confirmation statements and disbursements of cash dividends.

HOW TO REDEEM SHARES

Shareholders should contact the firm through which their shares were purchased for redemption instructions. Shares of a Fund may be redeemed by telephone, by writing a check, by pre-authorized automatic redemption or by mail on any Business Day. Shares will be redeemed at the net asset value next calculated after the applicable Fund has received and accepted the redemption request. Proceeds from a redemption of shares purchased by check or pre-authorized automatic purchase may be withheld until the funds have cleared, which may take up to 15 days. Although the Funds intend to redeem shares in cash, each Fund reserves the right to pay the redemption price in

                                                                      PROSPECTUS
whole or in part by a distribution of readily marketable securities held by the applicable Fund's corresponding Portfolio. See the SAI for further information concerning redemptions in kind.


    Firms may charge a fee for wire redemptions to cover transaction costs. Redemption proceeds generally will be sent within one Business Day. However, if making immediate payment could affect a Fund adversely, it may take up to seven days to send payment.


    To ensure acceptance of a redemption request, be sure to adhere to the following procedures.


REDEEMING BY CHECK -- Upon request, shareholders will be provided with drafts to be drawn on the shareholder's Fund account ("Redemption Checks"). Redemption Checks may be made payable to the order of any person for an amount not less than $250 and not more than $5 million. When a Redemption Check is presented for payment, a sufficient number of full and fractional shares in the shareholder's account will be redeemed at the next determined net asset value to cover the amount of the Redemption Check. This will enable the shareholder to continue earning dividends until the Fund receives the Redemption Check. A shareholder wishing to use this method of redemption must complete and file an account application which is available from the Funds or firm through which shares were purchased. Redemption Checks should not be used to close an account since the account normally includes accrued but unpaid dividends. The Funds reserve the right to terminate or modify this privilege at any time. This privilege may not be available through some firms that distribute shares of the Funds. In addition, firms may impose minimum balance requirements in order to obtain this feature. Firms also may impose fees on investors for this privilege or, if approved by the Funds, establish variations on minimum check amounts.



    Unless only one signature is authorized on the account application, Redemption Checks must be signed by all shareholders. Any change in the signature authorization must be made by written notice to the firm. Shares purchased by check or through an Automated Clearing House ("ACH") transaction may not be redeemed by Redemption Check until the shares have been on the Fund's books for at least 15 days. The Funds reserve the right to terminate or modify this privilege at any time.



    The Funds may refuse to honor Redemption Checks whenever the right of redemption has been suspended or postponed, or whenever the account is otherwise impaired. A $15 service fee will be charged when a Redemption Check is presented to redeem Fund shares in excess of the value of that Fund account or for an amount less than $250 or when a Redemption Check is presented that would require redemption of shares that were purchased by check or ACH transaction within 15 days. A fee of $12 will be charged when "stop payment" of a Redemption Check is requested. Firms may charge different service fees in place of or in addition to these fees.


PROSPECTUS

PRE-AUTHORIZED AUTOMATIC REDEMPTIONS -- Shareholders purchasing through some firms can arrange to have a pre-authorized amount ($100 or more) redeemed from their shareholder account and automatically deposited into a bank account on one or more specified day(s) of each month. For more information regarding pre-authorized automatic redemptions, contact your firm.

FULL REDEMPTIONS -- Unpaid dividends credited to an account up to the date of redemption of all shares of a Fund generally will be paid at the time of redemption.

VALUATION OF SHARES


The net asset value of each share (share price) of the Funds is determined as of the close of the Exchange, generally 4:00 p.m. Eastern time on each Business Day. The net asset value of Platinum Class Shares of the Funds will be determined based on a pro rata allocation of the Fund's corresponding Portfolio's investment income, expenses and total capital gains and losses. The allocation will be based on comparative net asset value at the beginning of the day except for expenses related solely to one class of shares ("Class Expenses") which will be borne only by the appropriate class of shares. Because of Class Expenses, the net income attributable to and the dividends payable may be different for each class of shares.


    Obligations held by the Portfolios are valued in accordance with the amortized cost method, which is designed to enable those Portfolios and their corresponding Funds to maintain a consistent $1.00 per share net asset value. The amortized cost method is described in the SAI.

DIVIDENDS AND TAX MATTERS

Dividends paid on each class of a Fund's shares are calculated at the same time and in the same manner. All of each Fund's net investment income and net short-term capital gain, if any, generally will be declared as dividends on each Business Day immediately prior to the determination of the net asset value. Dividends generally are paid on the first day of the following month. A Fund's net investment income attributable to the Platinum Class consists of that class' pro rata share of the Fund's share of interest accrued and discount earned on its corresponding Portfolio's securities, less amortization of premium, and the estimated expenses of both the Portfolio and the Fund attributable to the Platinum Class. The Portfolios do not expect to realize net capital gain, therefore the Funds do not foresee paying any capital gain distributions. If any Fund (either directly or indirectly through its corresponding Portfolio) incurred or anticipated any unusual expenses, loss or depreciation that would adversely affect its net asset value or income for a particular period, the Board would at that time consider

                                                                      PROSPECTUS
whether to adhere to the dividend policy described above or to revise it in the light of the then prevailing circumstances.


    Unless a shareholder elects otherwise on the account application, all dividends on a Fund's Platinum Class shares will be automatically paid in additional Platinum Class shares of that Fund. However, a shareholder may choose to have dividends paid in cash. An election may be changed at any time by delivering written notice to your firm at least ten days prior to the payment date for a dividend.


    Each Fund is treated as a separate corporation for federal income tax purposes and intends to continue to qualify for treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended. In each taxable year that a Fund so qualifies, the Fund (but not its shareholders) will be relieved of federal income tax on that part of its investment company taxable income (generally, taxable net investment income plus any net short-term capital gain) that it distributed to its shareholders. However, a Fund will be subject to a nondeductible 4% excise tax to the extent that it fails to distribute by the end of any calendar year substantially all of its ordinary income for that calendar year and its net capital gain for the one-year period ending on October 31 of that year, plus certain other amounts. For these and other purposes, dividends declared by a Fund in December of any year and payable to shareholders of record on a date in that month will be deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if they are paid by the Fund during the following January. Each Portfolio has received a ruling from the Internal Revenue Service that it is classified for federal income tax purposes as a partnership; accordingly, no Portfolio is subject to federal income tax.


    Dividends from a Fund's investment company taxable income are taxable to its shareholders as ordinary income to the extent of the Fund's earnings and profits, whether received in cash or paid in additional Platinum Class shares. Distributions by the Municipal Money Market Fund that it designates as "exempt-interest dividends" generally may be excluded from gross income by its shareholders. If the Municipal Money Market Portfolio earns taxable income from any of its investments, the Municipal Money Market Fund's share of that income will be distributed to its shareholders as a taxable dividend. To the extent that Portfolio invests in certain private activity obligations, that Fund's shareholders will be required to treat a portion of its dividends as a "tax preference item" in determining their liability for the AMT. Exempt-interest dividends also may be subject to tax under state and local income tax laws. Because some states exempt from income tax the interest on their own obligations and obligations of governmental agencies and municipalities in the state, shareholders will receive tax information each year regarding the Municipal Money Market Fund's exempt-interest income by state. Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of that Fund is not deductible.


PROSPECTUS

    Each Fund notifies its shareholders following the end of each calendar year of the amounts of dividends paid (or deemed paid) that year. The notice sent by the Municipal Money Market Fund specifies the amounts of exempt-interest dividends (and the portion thereof, if any, that is a tax preference item for purposes of the AMT) and any taxable dividends. The Mileage Fund's notice also might include in taxable dividends a nominal amount reflecting the value of AAdvantage Miles credited to the shareholders' accounts, which are deemed by the Internal Revenue Service to constitute taxable distributions by the Fund. Each Fund is required to withhold 31% of all taxable dividends payable to any individuals and certain other non-corporate shareholders who do not provide the Fund with a correct taxpayer identification number or who otherwise are subject to back-up withholding.

    The foregoing is only a summary of some of the important tax considerations generally affecting the Funds and their shareholders. Prospective investors are urged to consult their own tax advisers regarding specific questions as to the effect of federal, state or local income taxes on any investment in the AAdvantage Trust or the Mileage Trust or any tax consequences as a result of the receipt of AAdvantage miles. For further tax information, see the SAI.

GENERAL INFORMATION


The AAdvantage Trust currently is comprised of ten separate investment portfolios and the Mileage Trust currently is comprised of nine separate investment portfolios. Each AAdvantage Fund included in this Prospectus is comprised of three classes of shares. The Mileage Fund is comprised of two classes of shares. Shares of each AAdvantage Fund and each Mileage Fund can be issued in an unlimited number. Each AAdvantage Fund and Mileage Fund share represents an equal proportionate beneficial interest in that Fund and is entitled to one vote. Only shares of a particular class may vote on matters affecting that class. Only shares of a particular Fund may vote on matters affecting that Fund. All shares of a Trust vote on matters affecting that Trust as a whole. Share voting rights are not cumulative, and shares have no preemptive or conversion rights. Shares of the AAdvantage Trust and the Mileage Trust are nontransferable.


    On most issues subjected to a vote of a Portfolio's interest holders, as required by the 1940 Act, its corresponding Fund will solicit proxies from its shareholders and will vote its interest in the Portfolio in proportion to the votes cast by the Fund's shareholders. Because a Portfolio interest holder's votes are proportionate to its percentage interests in that Portfolio, one or more other Portfolio investors could, in certain instances, approve an action against which a majority of the outstanding voting securities of its corresponding Fund had voted. This could result in that Fund's redeeming its investment in its corresponding Portfolio, which could result in increased

                                                                      PROSPECTUS
expenses for that Fund. Whenever the shareholders of a Fund are called to vote on matters related to its corresponding Portfolio, the Board shall vote shares for which they receive no voting instructions in the same proportion as the shares for which they do receive voting instructions. Any information received from a Portfolio in the Portfolio's report to shareholders will be provided to the shareholders of its corresponding Fund.

    As Massachusetts business trusts, the AAdvantage Trust and the Mileage Trust are not obligated to conduct annual shareholder meetings. However, the Trusts will hold special shareholder meetings whenever required to do so under the federal securities laws or their Declarations of Trust or By-Laws. Trustees of either Trust can be removed by a shareholder vote at special shareholder meetings.


    The Manager has taken steps that it believes are reasonably designed to address the potential failure of computer programs used by the Manager and the Funds' service providers to address the Year 2000 issue. There can be no assurance that these steps will be sufficient to avoid any adverse impact.


SHAREHOLDER COMMUNICATIONS


Shareholders will receive periodic reports, including annual and semi-annual reports, which will include financial statements showing the results of the Funds' operations and other information. The financial statements of the Funds and the AMR Trust will be audited by Ernst & Young LLP, independent auditor, at least annually. Shareholder inquiries and requests for information regarding the other investment companies which also invest in the AMR Trust should be made by contacting your firm or by calling (800) 388-3344 or by writing to the Funds at P.O. Box 619003, MD 5645, Dallas/Fort Worth Airport, Texas 75261-9003.


    NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND IN SALES LITERATURE SPECIFICALLY APPROVED BY OFFICERS OF THE AADVANTAGE TRUST AND THE MILEAGE TRUST FOR USE IN CONNECTION WITH THE OFFER OF ANY FUND'S SHARES, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY JURISDICTION IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFERING MAY NOT LAWFULLY BE MADE.


    American AAdvantage Funds and American AAdvantage Mileage Funds are registered service marks of AMR Corporation. Mileage Class, American AAdvantage Money Market Fund is a registered service mark and Platinum Class, American AAdvantage Money Market Mileage Fund, American AAdvantage Municipal Money Market Fund and American AAdvantage U.S. Government Money Market Fund are service marks of AMR Investment Services, Inc.


PROSPECTUS

                                  -- NOTES --

                                  -- NOTES --

                                  -- NOTES --

                                    AMERICAN
                              AADVANTAGE FUNDS(R)

                              - PLATINUM CLASS(sm)


                              AMERICAN AADVANTAGE
                                MILEAGE FUNDS(R)
                              - PLATINUM CLASS(sm)



                                P.O. BOX 619003
                        DALLAS/FORT WORTH AIRPORT, TEXAS
                                   75261-9003
                                 (800) 967-9009









PLAT-PRO-0398

                      STATEMENT OF ADDITIONAL INFORMATION

                          AMERICAN AADVANTAGE FUNDS(R)

                              -- AMR CLASS(sm) --
                           -- INSTITUTIONAL CLASS --
                            -- PLANAHEAD CLASS(R) --

                                 MARCH 1, 1998

         The American AAdvantage Balanced Fund(sm) (the "Balanced Fund"), American AAdvantage Growth and Income Fund(sm), formerly the American AAdvantage Equity Fund (the "Growth and Income Fund"), American AAdvantage International Equity Fund(sm) (the "International Equity Fund"), American AAdvantage S&P 500 Index Fund (the "S&P 500 Index Fund"), American AAdvantage Intermediate Bond Fund(sm) (the "Intermediate Bond Fund"), American AAdvantage Short-Term Bond Fund(sm), formerly the American AAdvantage Limited-Term Income Fund (the "Short-Term Bond Fund"), American AAdvantage Money Market Fund(sm) (the "Money Market Fund"), American AAdvantage Municipal Money Market Fund(sm) (the "Municipal Money Market Fund") and American AAdvantage U.S. Government Money Market Fund(sm), formerly the American AAdvantage U.S. Treasury Money Market Fund (the "U.S. Government Money Market Fund"), (individually, a "Fund" and collectively, the "Funds") are nine separate investment portfolios of the American AAdvantage Funds (the "Trust") a no-load, open-end, diversified management investment company. Each Fund constitutes a separate investment portfolio with a distinct investment objective, and distinct purpose and strategy. Each Fund is comprised of multiple classes of shares designed to meet the needs of different groups of investors. This Statement of Additional Information ("SAI") relates to the AMR, Institutional and PlanAhead Classes of the Trust.

         Each Fund, except the S&P 500 Index Fund, seeks its investment objective by investing all of its investable assets in a corresponding portfolio of the AMR Investment Services Trust ("AMR Trust") that has a similar name and an identical investment objective to the investing Fund. The S&P 500 Index Fund invests all of its investable assets in the Equity 500 Index Portfolio, which has an identical investment objective. The Equity 500 Index Portfolio and the portfolios of the AMR Trust are referred to herein individually as a "Portfolio" and, collectively, the "Portfolios." Each Portfolio has an investment objective identical to the investing Fund. The AMR Trust is a separate investment company managed by AMR Investment Services, Inc. (the "Manager"). The Equity 500 Index Portfolio is a separate investment company managed by Bankers Trust Company ("BT").

         This SAI should be read in conjunction with an AMR Class, an Institutional Class or a PlanAhead Class prospectus, dated March 1, 1998, (individually, a "Prospectus"), copies of which may be obtained without charge by calling (800) 388-3344 for a PlanAhead Class Prospectus or (817) 967-3509 for an Institutional or AMR Class Prospectus.

         This SAI is not a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by a current Prospectus.


                            INVESTMENT RESTRICTIONS

         Each Fund has the following fundamental investment policy that enables it to invest in its corresponding Portfolio:

                 Notwithstanding any other limitation, the Fund may invest all of its investable assets in an open-end management investment company with substantially the same investment objectives, policies and limitations as the Fund. For this purpose, "all of the Fund's investable assets" means that the only investment securities that will be held by the Fund will be the Fund's interest in the investment company.

         All other fundamental investment policies and the non-fundamental policies of each Fund and its corresponding Portfolio are identical.
Therefore, although the following discusses the investment policies of each Portfolio, the AMR Trust's Board of Trustees ("AMR Trust Board") and the Equity 500 Index Portfolio's Board of Trustees ("Equity 500 Index Portfolio Board"), it applies equally to each Fund and the Trust's Board of Trustees ("Board").

PORTFOLIOS OF THE AMR TRUST

         In addition to the investment limitations noted in the Prospectus, the following seven restrictions have been adopted by each Portfolio of the AMR Trust, and may be changed with respect to any such Portfolio only by the majority vote of that Portfolio's outstanding interests. "Majority of the outstanding voting securities" under the Investment Company Act of 1940, as amended (the "1940 Act"), and as used herein means, with respect to the Portfolio, the lesser of (a) 67% of the interests of the Portfolio present at the meeting if the holders of more than 50% of the interests are present and represented at the interest holders' meeting or (b) more than 50% of the interests of the Portfolio. Whenever a Fund is requested to vote on a change in the investment restrictions of its corresponding Portfolio, that Fund will hold a meeting of its shareholders and will cast its votes as instructed by its shareholders. The percentage of a Fund's votes representing that Fund's shareholders not voting will be voted by the Board in the same proportion as those Fund shareholders who do, in fact, vote.

No Portfolio of the AMR Trust may:

         1. Purchase or sell real estate or real estate limited partnership interests, provided, however, that the Portfolio may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein when consistent with the other policies and limitations described in the Prospectus.

         2. Purchase or sell commodities (including direct interests and/or leases in oil, gas or minerals) or commodities contracts, except with respect to forward foreign currency exchange contracts, foreign currency futures contracts and when-issued securities when consistent with the other policies and limitations described in the Prospectus.

         3. Engage in the business of underwriting securities issued by others, except to the extent that, in connection with the disposition of securities, the Portfolio may be deemed an underwriter under federal securities law.

         4. Make loans to any person or firm, provided, however, that the making of a loan shall not be construed to include (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or (ii) the entry into repurchase agreements and further provided, however, that each Portfolio may lend its portfolio securities to broker-dealers or other institutional investors in accordance with the guidelines stated in the Prospectus.

         5. Purchase from or sell portfolio securities to its officers, Trustees or other "interested persons" of the Trust, as defined in the 1940 Act, including its investment advisers and their affiliates, except as permitted by the 1940 Act and exemptive rules or orders thereunder.

         6. Issue senior securities except that the Portfolio may engage in when-issued securities and forward commitment transactions and the International Equity Portfolio may engage in currency futures and forward currency contracts.

         7. Borrow money, except from banks or through reverse repurchase agreements for temporary purposes in an aggregate amount not to exceed 10% of the value of its total assets at the time of borrowing. In addition, although not a fundamental policy, the Portfolios intend to repay any money borrowed before any additional portfolio securities are purchased. See "Other Information" for a further description regarding reverse repurchase agreements.

         The following non-fundamental investment restriction applies to each Portfolio of the AMR Trust and may be changed with respect to a Portfolio by a majority vote of the AMR Trust Board: no Portfolio of the AMR Trust may purchase securities on margin, effect short sales (except that the Portfolio may obtain such short term credits as may be necessary for the clearance of purchases or sales of securities) or purchase or sell call options or engage in the writing of such options.

         All Portfolios of the AMR Trust may invest up to 10% of their total assets in the securities of other investment companies to the extent permitted by law. A Portfolio of the AMR Trust may incur duplicate advisory or management fees when investing in another mutual fund.

EQUITY 500 INDEX PORTFOLIO

         The following investment restrictions are "fundamental policies" of the Equity 500 Index Portfolio and may be changed with respect to the Portfolio only by the majority vote of the Portfolio's outstanding interests, as defined above. Whenever the S&P 500 Index Fund is requested to vote on a change in the fundamental policy of the Portfolio, the Fund will hold a meeting of its shareholders and will cast its votes as instructed by its shareholders. The percentage of the Fund's votes representing Fund shareholders not voting will be voted by the Board in the same proportion as the Fund shareholders who do, in fact, vote.

The Equity 500 Index Portfolio may not:

         1. Borrow money or mortgage or hypothecate assets of the Portfolio, except that in an amount not to exceed 1/3 of the current value of the Portfolio's net assets, it may borrow money as a temporary measure for extraordinary or emergency purposes and enter into reverse repurchase agreements or dollar roll transactions, and except that it may pledge, mortgage or hypothecate not more than 1/3 of such assets to secure such borrowings (it is intended that money would be borrowed only from banks and only either to accommodate requests for the withdrawal of beneficial interests (redemption of shares) while effecting an orderly liquidation of portfolio securities or to maintain liquidity in the event of an unanticipated failure to complete a portfolio security transaction or other similar situations) or reverse repurchase agreements, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered a pledge of assets for purposes of this restriction and except that assets may be pledged to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the Investment Company Institute; for additional related restrictions, see clause (1) below. (As an operating policy, the Portfolio may not engage in dollar roll transactions).

         2. Underwrite securities issued by other persons except insofar as the Portfolio may technically be deemed an underwriter under the Securities Act of 1933 (the "1933 Act") in selling a portfolio security.

         3. Make loans to other persons except: (a) through the use of repurchase agreements or the purchase of short-term obligations; or
         (b) by purchasing a portion of an issue of debt securities of types distributed publicly or privately.

         4. Purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (except futures and option contracts) in the ordinary course of business (except that the Portfolio may hold and sell, for the Portfolio's portfolio, real estate acquired as a result of the Portfolio's ownership of securities).

         5. Concentrate its investments in any particular industry (excluding U.S. Government securities), but if it is deemed appropriate for the achievement of the Portfolio's investment objective, up to 25% of its total assets may be invested in any one industry.

         6.      Issue any senior security (as that term is defined in the 1940
         Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction.

         In order to comply with certain statutes and policies the Equity 500 Index Portfolio will not as a matter of operating policy:

         1. Borrow money (including through dollar roll transactions) for any purpose in excess of 10% of the Portfolio's total assets (taken at cost) except that the Portfolio may borrow for temporary or emergency purposes up to 1/3 of its total assets.

         2. Pledge, mortgage or hypothecate for any purpose in excess of 10% of the Portfolio's total assets (taken at market value), provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered a pledge of assets for purposes of this restriction.

         3. Purchase any security or evidence of interest therein on margin, except that such short-term credit as may be necessary for the clearance of purchases and sales of securities may be obtained and except that deposits of initial deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures.

         4. Sell any security that it does not own unless by virtue of its ownership of other securities it has at the time of sale a right to obtain securities, without payment of further consideration, equivalent in kind and amount to the securities sold and provided that if such right is conditional the sale is made upon the same conditions.

         5.      Invest for the purpose of exercising control or management.

         6. Purchase securities issued by any investment company except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that securities of any investment company will not be purchased for the Portfolio if such purchase at the time thereof would cause: (a) more than 10% of the Portfolio's total assets (taken at the greater of cost or market value) to be invested in the securities of such issuers; (b) more than 5% of the Portfolio's total assets (taken at the greater of cost or market value) to be invested in any one investment company; or (c) more than 3% of the outstanding voting securities of any such issuer to be held for the Portfolio; and, provided further that, except in the case of merger or consolidation, the Portfolio shall not invest in any other open-end investment company unless the Portfolio (1) waives the investment advisory fee with respect to assets invested in other open-end investment companies and (2) incurs no sales charge in connection with the investment (as an operating policy, the Portfolio will not invest in another open-end registered investment company).

         7. Invest more than 15% of the Portfolio's net assets (taken at the greater of cost or market value) in securities that are illiquid or not readily marketable not including (a) Rule 144A securities that have been determined to be liquid by the Equity 500 Index Portfolio Board; and (b) commercial paper that is sold under section 4(2) of the 1933 Act which: (i) is not traded flat or in default as to interest or principal; and (ii) is rated in one of the two highest categories by at least two nationally recognized statistical rating organizations and the Equity 500 Index Portfolio Board has determined the commercial paper to be liquid; or (iii) is rated in one of the two highest categories by one nationally recognized statistical rating agency and the Equity 500 Index Portfolio Board has determined that the commercial paper is equivalent quality and is liquid.

         8. Invest more than 10% of the Portfolio's total assets (taken at the greater of cost or market value) in securities that are restricted as to resale under the 1933 Act (other than Rule 144A securities deemed liquid by the Equity 500 Index Portfolio Board).

         9. No more than 5% of the Portfolio's total assets are invested in securities issued by issuers which (including predecessors) have been in operation less than three years.

         10. With respect to 75% of the Portfolio's total assets, purchase securities of any issuer if such purchase at the time thereof would cause the Portfolio to hold more than 10% of any class of securities of such issuer, for which purposes all indebtedness of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class, except that futures or option contracts shall not be subject to this restriction.

         11. If the Portfolio is a "diversified" fund with respect to 75% of its assets, invest more than 5% of its total assets in the securities (excluding U.S. Government securities) of any one issuer.

         12. Purchase or retain in the Portfolio's portfolio any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Equity 500 Index Portfolio, or is an officer or partner of BT, if after the purchase of the securities of such issuer for the Portfolio one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, all taken at market value.

         13. Invest more than 5% of the Portfolio's net assets in warrants (valued at the lower of cost or market) (other than warrants acquired by the Portfolio as part of a unit or attached to securities at the time of purchase), but not more than 2% of the Portfolio's net assets may be invested in warrants not listed on the NYSE or the AMEX.

         14. Make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue and equal in amount to, the securities sold short, and unless not more than 10% of the Portfolio's net assets (taken at market value) is represented by such securities, or securities convertible into or exchangeable for such securities, at any one time (the Portfolio has no current intention to engage in short selling).

         15. Write puts and calls on securities unless each of the following conditions are met: (a) the security underlying the put or call is within the investment policies of the Portfolio and the option is issued by the Options Clearing Corporation, except for put and call options issued by non-U.S. entities or listed on non-U.S. securities or commodities exchanges; (b) the aggregate value of the obligations underlying the puts determined as of the date the options are sold shall not exceed 5% of the Portfolio's net assets; (c) the securities subject to the exercise of the call written by the Portfolio must be owned by the Portfolio at the time the call is sold and must continue to be owned by the Portfolio until the call has been exercised, has lapsed, or the Portfolio has purchased a closing call, and such purchase has been confirmed, thereby extinguishing the Portfolio's obligation to deliver securities pursuant to the call it has sold; and
         (d) at the time a put is written, the Portfolio establishes a segregated account with its custodian consisting of cash or short-term U.S. Government securities equal in value to the amount the Portfolio will be obligated to pay upon exercise of the put (this account must be maintained until the put is exercised, has expired, or the Portfolio has purchased a closing put, which is a put of the same series as the one previously written).

         16. Buy and sell puts and calls on securities, stock index futures or options on stock index futures, or, financial futures or options on financial futures unless such options are written by other persons and: (a) the options or futures are offered through the facilities of a national securities association or are listed on a national securities or commodities exchange, except for put and call options issued by non-U.S. entities or listed on non-U.S. securities or commodities exchanges; (b) the aggregate premiums paid on all such options which are held at any time do not exceed 20% of the Portfolio's total net assets; and (c) the aggregate margin deposits required on all such futures or options thereon held at any time do not exceed 5% of the Portfolio's total assets.


              TRUSTEES AND OFFICERS OF THE TRUST AND THE AMR TRUST

      The Board provides broad supervision over the Trust's affairs. The Manager is responsible for the management of Trust assets, and the Trust's officers are responsible for the Trust's operations. The Trustees and officers of the Trust and AMR Trust are listed below, together with their principal occupations during the past five years. Unless otherwise indicated, the address of each person listed below is 4333 Amon Carter Boulevard, MD 5645, Fort Worth, Texas 76155.

                                                  POSITION WITH
              NAME, AGE AND ADDRESS                EACH TRUST              PRINCIPAL OCCUPATION DURING PAST 5 YEARS
              ---------------------               -------------            ----------------------------------------
              William F. Quinn* (50)              Trustee and President    President, AMR Investment Services, Inc. (1986-Present);
                                                                           Chairman,  American  Airlines  Employees  Federal Credit
                                                                           Union  (1989-Present);   Trustee,  American  Performance
                                                                           Funds  (1990-1994);  Director,   Crescent  Real   Estate
                                                                           Equities,   Inc.   (1994-Present);   Trustee,   American
                                                                           AAdvantage Mileage Funds (1995-Present).


                                                  POSITION WITH
              NAME, AGE AND ADDRESS                EACH TRUST              PRINCIPAL OCCUPATION DURING PAST 5 YEARS
              ---------------------               -------------            ----------------------------------------
              Alan D. Feld (60)                   Trustee                  Partner, Akin, Gump, Strauss, Hauer & Feld, LLP (1960-
              1700 Pacific Avenue                                          Present)#; Director, Clear Channel Communications (1984-
              Suite 4100                                                   Present); Director, CenterPoint Properties, Inc. (1994-
              Dallas, Texas 75201                                          Present); Trustee, American AAdvantage Mileage Funds
                                                                           (1996-Present).

              Ben J. Fortson (65)                 Trustee                  President and CEO, Fortson Oil Company (1958-Present);
              301 Commerce Street                                          Director, Kimbell Art Foundation (1964-Present);
              Suite 3301                                                   Director, Burnett Foundation (1987-Present); Honorary
              Fort Worth, Texas  76102                                     Trustee, Texas Christian University (1986-Present);
                                                                           Trustee, American AAdvantage Mileage Funds (1996-
                                                                           Present).

              John S. Justin (81)                 Trustee                  Chairman and Chief Executive Officer, Justin Industries,
              2821 West Seventh Street                                     Inc. (a diversified holding company) (1969-Present);
              Fort Worth, Texas  76107                                     Executive Board Member, Blue Cross/Blue Shield of Texas
                                                                           (1985-Present); Board Member, Zale Lipshy Hospital
                                                                           (1993-Present); Trustee, Texas Christian University
                                                                           (1980-Present); Director and Executive Board Member,
                                                                           Moncrief Radiation Center (1985-Present); Director,
                                                                           Texas New Mexico Enterprises (1984-1993); Director,
                                                                           Texas New Mexico Power Company (1979-1993); Trustee,
                                                                           American AAdvantage Mileage Funds (1995-Present).

              Stephen D. O'Sullivan* (62)         Trustee                  Consultant (1994-Present); Vice President and Controller
                                                                           (1985-1994), American Airlines, Inc.; Trustee, American
                                                                           AAdvantage Mileage Funds (1995-Present).

              Roger T. Staubach (56)              Trustee                  Chairman of the Board and Chief Executive Officer of The
              6750 LBJ Freeway                                             Staubach Company (a commercial real estate company)
              Dallas, Texas  75240                                         (1982-Present); Director, Halliburton Company (1991-
                                                                           Present); Director, Brinker International (1993-
                                                                           Present); Director, International Home Foods, Inc.
                                                                           (1997-Present); National Advisory Board, The Salvation
                                                                           Army; Trustee, Institute for Aerobics Research; Member,
                                                                           Executive Council, Daytop/Dallas; Member, National Board
                                                                           of Governors, United Way of America, former quarterback
                                                                           of the Dallas Cowboys professional football team;
                                                                           Trustee, American AAdvantage Mileage Funds (1995-
                                                                           Present).

              Kneeland Youngblood (41)            Trustee                  President, Youngblood Enterprises, Inc. (a private
              2305 Cedar Springs Road                                      retirement/management firm) (1983-Present); Trustee,
              Suite 401                                                    Teachers Retirement System of Texas (1993-Present);
              Dallas, Texas  75201                                         Director, United States Enrichment Corporation (1993-
                                                                           Present), Director, Just For the Kids (1995-Present);
                                                                           Director, Starwood Financial Trust (1998-Present);
                                                                           Member, Council on Foreign Relations (1995-Present);
                                                                           Trustee, American AAdvantage Mileage Funds (1996-
                                                                           Present).

              Nancy A. Eckl (35)                  Vice President           Vice  President, AMR Investment Services, Inc.(1990-
                                                                           Present).


                                                  POSITION WITH
              NAME, AGE AND ADDRESS                EACH TRUST              PRINCIPAL OCCUPATION DURING PAST 5 YEARS
              ---------------------               -------------            ----------------------------------------
              Michael W. Fields (44)              Vice President           Vice President, AMR Investment Services, Inc. (1988-
                                                                           Present).

              Barry Y. Greenberg (34)             Vice President and       Director, Legal and Compliance, AMR Investment Services,
                                                  Assistant Secretary      Inc. (1995-Present); Branch Chief (1992-1995) and Staff
                                                                           Attorney (1988-1992), Securities and Exchange
                                                                           Commission.

              Rebecca L. Harris (31)              Treasurer                Director of Finance (1995-Present), Controller (1991-
                                                                           1995), AMR Investment Services, Inc.

              John B. Roberson (39)               Vice President           Vice President, AMR Investment Services, Inc. (1991-
                                                                           Present).

              Thomas E. Jenkins, Jr. (31)         Assistant Secretary      Senior Compliance Analyst, AMR Investment Services, Inc.
                                                                           (1996-Present); Staff Accountant (1994-1996) and
                                                                           Compliance Examiner (1991-1994), Securities and Exchange
                                                                           Commission.

              Adriana R. Posada (43)              Assistant Secretary      Senior Compliance Analyst (1996-Present) and Compliance
                                                                           Analyst (1993-1996), AMR Investment Services, Inc.;
                                                                           Special Sales Representative, American Airlines, Inc.
                                                                           (1991-1993).

              Robert J. Zutz (45)                 Secretary                Partner, Kirkpatrick & Lockhart LLP (law firm)
              1800 Massachusetts Ave. NW
              Washington, D.C. 20036


# The law firm of Akin, Gump, Strauss, Hauer & Feld LLP ("Akin, Gump") provides legal services to American Airlines, Inc., an affiliate of the Manager. Mr. Feld has advised the Trusts that he has had no material involvement in the services provided by Akin, Gump to American Airlines, Inc. and that he has received no material benefit in connection with these services. Akin, Gump does not provide legal services to the Manager or AMR Corporation.

* Messrs. Quinn and O'Sullivan, by virtue of their current or former positions, are deemed to be "interested persons" of the Trust and AMR Trust as defined by the 1940 Act.

      All Trustees and officers as a group own less than 1% of the outstanding shares of any of the Funds.


      As compensation for their service to the Trust and the AMR Trust, the Independent Trustees and their spouses receive free air travel from American Airlines, Inc., an affiliate of the Manager. The Trust and the AMR Trust do not pay for these travel arrangements. However, the Trusts compensate each Trustee with payments in an amount equal to the Trustees' income tax on the value of this free airline travel. Mr. O'Sullivan, who as a retiree of American Airlines, Inc. already receives free airline travel, receives compensation annually of up to three round trip airline tickets for each of his three adult children. Trustees are also reimbursed for any expenses incurred in attending Board meetings. These amounts (excluding reimbursements) are reflected in the following table for the fiscal year ended October 31, 1997.

                                                                                                                Total Compensation
                                                  Aggregate        Pension or Retirement                          From American
                                                 Compensation       Benefits Accrued as     Estimated Annual     AAdvantage Funds
                                                   From the             Part of the           Benefits Upon          Complex
             Name of Trustee                        Trust             Trust's Expenses         Retirement           (27 Funds)
             ---------------                        -----             ----------------         ----------           ----------
             William F. Quinn                         $0                     $0                    $0                   $0
             Alan D. Feld                          $15,962                   $0                    $0                $63,850
             Ben J. Fortson                         $6,802                   $0                    $0                $27,209
             John S. Justin                          $225                    $0                    $0                  $901
             Stephen D. O'Sullivan                   $493                    $0                    $0                 $1,973
             Roger T. Staubach                      $8,269                   $0                    $0                $33,076
             Kneeland Youngblood, M.D.              $9,525                   $0                    $0                $38,099



            TRUSTEES AND OFFICERS OF THE EQUITY 500 INDEX PORTFOLIO

         The Equity 500 Index Portfolio Board oversees the activities of the Equity 500 Index Portfolio and reviews contractual arrangements with companies that provide services to the Portfolio. The Trustees and officers of the Equity 500 Index Portfolio and their principal occupations during the past five years are set forth below. Their titles may have varied during that period. Unless otherwise indicated, the address of each Trustee and officer is c/o Edgewood Services, Inc., Clearing Operations, P.O. Box 897, Pittsburgh, PA 15230-0897.


                                     POSITION WITH
                                     EQUITY 500 INDEX
 NAME, AGE AND ADDRESS               PORTFOLIO                PRINCIPAL OCCUPATION DURING PAST 5 YEARS
 ---------------------               -------------------      ----------------------------------------
 Charles P. Biggar (67)             Trustee                   Retired; Director of Chase/NBW Bank Advisory Board;
 12 Hitching Post Lane                                        Director, Batemen, Eichler, Hill Richards Inc.; formerly
 Chappaqua, NY  10514                                         Vice President of International Business Machines and
                                                              President of the National Services and the Field
                                                              Engineering Divisions of IBM.

 S. Leland Dill (67)                 Trustee                  Retired; Director, Coutts Group, Coutts (U.S.A.)
 5070 North Ocean Drive                                       International, and Coutts Trust Holdings Ltd.; Director,
 Singer Island, FL  33404                                     Zweig Series Trust; formerly Partner of KPMG Peat
                                                              Marwick; Director, Vinters International Company Inc.;
                                                              General Partner of Pemco (an investment company
                                                              registered under the 1940 Act).

 Philip Saunders, Jr. (62)           Trustee                  Principal, Philip Saunders Associates (Consulting);
 445 Glen Road                                                former Director of Financial Industry Consulting, Wolf &
 Weston, MA  02193                                            Company; President, John Hancock Home Mortgage
                                                              Corporation; and Senior Vice President of Treasury and
                                                              Financial Services, John Hancock Mutual Life Insurance
                                                              Company, Inc.

 Ronald M. Petnuch (38)              President and            Senior Vice President, Federated Services Company
                                     Treasurer                ("FSC"); formerly Director of Proprietary Client
                                                              Services, Federated Administrative Services ("FAS") and
                                                              formerly Associate Corporate Counsel, Federated
                                                              Investors ("FI").

 Charles L. Davis, Jr. (37)          Vice President and       Vice President, FAS.
                                     Assistant Treasurer


 Jay S. Neuman (47)                  Secretary                Corporate Counsel, FI.



         No person who is an officer or director of BT is an officer or Trustee of the Equity 500 Index Portfolio. No director, officer or employee of Edgewood Services, Inc. ("Edgewood") or any of its affiliates will receive any compensation from the Equity 500 Index Portfolio for serving as an officer or Trustee of the Equity 500 Index Portfolio. The Portfolio and certain other investment companies advised by BT (the "BT Funds Complex") collectively pay each Trustee who is not a director, officer or employee of BT, Edgewood, or any of their affiliates an annual fee of $10,000, respectively, per annum plus $1,250, respectively, per meeting attended and reimburses them for travel and out-of-pocket expenses. For the years ended December 31, 1996 and 1997, the Equity 500 Index Portfolio incurred Trustees fees equal to $9,865 and $2,723, respectively.


         The following table reflects fees paid to the Trustees of the Equity 500 Index Portfolio for their services to that Portfolio and to certain other investment companies advised by BT (the "BT Funds Complex") for the year ended December 31, 1997.


                                      AGGREGATE COMPENSATION          TOTAL COMPENSATION FROM
                                          FROM THE EQUITY                 BT FUNDS COMPLEX
 NAME OF TRUSTEE                        500 INDEX PORTFOLIO               PAID TO TRUSTEES
 ---------------                        -------------------               ----------------
 Charles P. Biggar                            $640.56                          $27,500
 S. Leland Dill                               $640.56                          $27,500
 Philip Saunders, Jr.                         $640.56                          $27,500

           MANAGEMENT, ADMINISTRATIVE SERVICES AND DISTRIBUTION FEES

      As described more fully in the Prospectus, the Manager is paid a management fee as compensation for paying investment advisory fees and for providing the Trust and the AMR Trust with advisory and asset allocation services. Management fees for the fiscal years ended October 31 were approximately as follows: 1995, $7,603,000 of which approximately $3,985,000 was paid by the Manager to the other investment advisers; 1996, $10,853,000 of which approximately $5,403,000 was paid by the Manager to the other investment advisers and 1997, $13,730,443 of which $7,061,014 was paid by the Manager to the other investment advisers. Management fees in the amount of approximately $29,000, $44,000 and $7,309 were waived by the Manager during the fiscal years ended October 31, 1995, 1996 and 1997.

      Under the Management Agreement, the Manager presently monitors the services provided by BT to the Equity 500 Index Portfolio. The Manager receives no fee for providing these monitoring services. In the event that the Board determines that it is in the best interest of the S&P 500 Index Fund's shareholders to withdraw its investment from the Equity 500 Index Portfolio, the Manager would become responsible for directly managing the assets of the S&P 500 Index Fund. In such event, the Fund would pay the Manager an annual fee of up to 0.10% of the Fund's average net assets, accrued daily and paid monthly.

      In addition to the management fee, the Manager is paid an administrative services fee for providing administrative and management services (other than investment advisory services) to the Funds. Administrative services fees for the fiscal years ended October 31 were approximately as follows: 1995, $2,731,000; 1996, $2,893,400 and 1997, $4,538,345. Administrative service fees in the amount of approximately $9,000 were waived by the Manager during the fiscal year ended October 31, 1995.


      The Manager receives compensation for administrative and oversight functions with respect to securities lending of the Portfolios of the AMR Trust. Fees received by the Manager from securities lending for the fiscal year ended October 31, 1997 were approximately $81,113.

      BT provides administrative services to the Equity 500 Index Portfolio. Under the administration and services agreement between the Equity 500 Index Portfolio and BT, BT is obligated on a continuous basis to provide such administrative services as the Equity 500 Index Portfolio Board reasonably deems necessary for the proper administration of the Portfolio. BT generally will assist in all aspects of the Portfolio's operations; supply and maintain office facilities (which may be in BT's own offices), statistical and research data, data processing services, clerical, accounting, bookkeeping and recordkeeping services (including without limitation the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agents), internal auditing, executive and administrative services, and stationary and office supplies; prepare reports to investors; prepare and file tax returns; supply financial information and supporting data for reports to and filing with the SEC and various state Blue Sky authorities; supply supporting documentation for meetings of the Equity 500 Index Portfolio Board; provide monitoring reports and assistance regarding compliance with its Declaration of Trust, By-Laws, investment objectives and policies and with Federal and state securities laws; arrange for appropriate insurance coverage; calculate net asset values, net income and realized capital gains or losses; and negotiate arrangements with, and supervise and coordinate the activities of, agents and others to supply services.

      Pursuant to a sub-administration agreement between BT and Federated Services Company ("Federated") (the "Sub- Administration Contract"), Federated performs such sub-administration duties for the Equity 500 Index Portfolio as from time to time may be agreed upon by BT and Federated. The Sub-Administration Contract provides that Federated will receive such compensation as from time to time may be agreed upon by Federated and BT. All such compensation will be paid by BT.


      For the years ended December 31, 1995, 1996 and 1997, BT earned, $385,265, $752,981 and $1,215,073, respectively, as compensation for administrative and other services provided to the Equity 500 Index Portfolio.


      Brokers Transaction Services, Inc. ("BTS") is the distributor of the Funds' shares, and, as such, began receives an annualized fee of $50,000 from the Manager for distributing the shares of the Trust and the American AAdvantage Mileage Funds.


                          APPROACH TO STOCK SELECTION

      Investment advisers to the corresponding Portfolios of the Balanced, the Growth and Income and the International Equity Funds will select equity securities which, in their opinion, have above average growth potential and are also selling at a discount to the market. This approach focuses on the purchase of a diverse group of stocks below their perceived economic value. Each of the investment advisers determines the growth prospects of firms based upon a combination of internal and external research using fundamental economic cycle analysis and considering changing economic trends. The determination of value is based upon the analysis of several characteristics of the issuer and its equity securities including price to earnings ratio, price to book value ratio, assets carried below market value, financial strength and dividend yield.

                              REDEMPTIONS IN KIND

      Although each Fund intends to redeem shares in cash, each reserves the right to pay the redemption price in whole or in part by a distribution of readily marketable securities held by the applicable Fund's corresponding Portfolio. However, shareholders always will be entitled to redeem shares for cash up to the lesser of $250,000 or 1% of the applicable Fund's net asset value during any 90-day period. Redemption in kind is not as liquid as a cash redemption. In addition, if redemption is made in kind, shareholders who receive securities and sell them could receive less than the redemption value of their securities and could incur certain transactions costs.


                         INVESTMENT ADVISORY AGREEMENTS


      With the exception of Investment Advisory Agreements ("Advisory Agreements") with Brandywine Asset Management, Inc. ("Brandywine"), separate Advisory Agreements between the investment advisers of the Balanced, the Growth and Income, the International Equity, the Intermediate Bond and the Short-Term Bond Funds and their corresponding Portfolios, as described in the Prospectus, were approved and became effective as of October 1, 1995. Prior to that date, these Funds had entered into Advisory Agreements with the same investment advisers. On October 1, 1995, each Fund Advisory Agreement was amended to provide that to the extent a Fund invests all of its investable assets in its corresponding Portfolio, the adviser will not receive an advisory fee under that Advisory Agreement. Brandywine was approved as an investment adviser to the Balanced Fund and the Growth and Income Fund and their corresponding Portfolios effective April 1, 1996. Following the acquisition of Hotchkis and Wiley ("Hotchkis") by Merrill Lynch, Pierce, Fenner & Smith, Inc., a new Advisory Agreement with Hotchkis was approved, effective November 12, 1996. Following the merger of Morgan Stanley Group Inc. and Dean, Witter, Discover & Co., a new Advisory Agreement with Morgan Stanley Asset Management Inc. was approved, effective May 31, 1997. Following the acquisition of Brandywine by Legg Mason, Inc., a new Advisory Agreement was approved, effective January 16, 1998.

      To the extent that the Funds invest all of their investable assets in a corresponding portfolio of the AMR Trust, investment advisers receive a fee on behalf of the Portfolio, and not the corresponding Fund. The following table reflects the fees paid to the investment advisers from the AMR Trust for the fiscal years ending October 31, 1995, 1996 and 1997:



                                                         Investment Advisory     Investment Advisory     Investment Advisory
                                 Adviser                    Fees for 1995           Fees for 1996           Fees for 1997
                                 -------                    -------------           -------------           -------------
             Barrow, Hanley Mewhinney & Strauss, Inc.         $660,836                $862,335                $1,052,749
             Brandywine Asset Management, Inc.                N/A*                    $297,073                $857,875
             GSB Investment Management, Inc.                  $339,126                $575,720                $804,221
             Hotchkis and Wiley                               $985,695                $1,327,731              $1,607,851
             Independence Investment Associates, Inc.         $660,824                $893,078                $1,110,438
             Morgan Stanley Asset Management                  $356,643                $504,731                $885,253
             Templeton Investment Counsel, Inc.               $319,881                $410,013                $669,848



*Brandywine was not an investment adviser of the Funds during this period.


         Under the terms of the Equity 500 Index Portfolio's Investment Advisory Agreement with BT, BT manages the Equity 500 Index Portfolio subject to the supervision and direction of the Equity 500 Index Portfolio Board. BT has agreed to: (1) act in strict conformity with the Equity 500 Index Portfolio's Declaration of Trust and the 1940 Act, as the same may from time to time be amended; (2) manage the Equity 500 Index Portfolio in accordance with the Portfolio's investment objective, restrictions and policies; (3) make investment decisions for the Equity 500 Index Portfolio; and (4) place purchase and sale orders for securities and other financial institutions on behalf of the Equity 500 Index Portfolio.

         BT bears all expenses in connection with the performance of services under the Agreement. The S&P 500 Index Fund and the Equity 500 Index Portfolio each bear certain other expenses incurred in their operation, including: taxes, interest, brokerage fees and commissions, if any; fees of Trustees of the Portfolio or Trustees of the Trust who are not officers, directors or employees of BT, Edgewood, the Manager or any of their affiliates; SEC fees and state Blue Sky qualification fees; charges of custodians and transfer and dividend disbursing agents; certain insurance premiums; outside auditing and legal expenses; costs attributable to investor services, including telephone and personnel expenses; costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; costs of shareholders' reports and meetings of shareholders, officers and Trustees of the Equity 500 Index Portfolio or Trustees of the Trust, and any extraordinary expenses.

         For the years ended December 31, 1995, 1996 and 1997, BT earned $770,530, $1,505,963 and $2,430,147, respectively, as compensation for investment advisory services provided to the Equity 500 Index Portfolio. During the same periods, BT reimbursed $418,814, $870,024 and $1,739,490, respectively, to the Equity 500 Index Portfolio to cover expenses.

         BT may have deposit, loan and other commercial banking relationships with the issuers of obligations that may be purchased on behalf of the Equity 500 Index Portfolio, including outstanding loans to such issuers that could be repaid in whole or in part with the proceeds of securities so purchased. Such affiliates deal, trade and invest for their own accounts in such obligations and are among the leading dealers of various types of such obligations. BT has informed the Equity 500 Index Portfolio that, in making its investment decisions, it does not obtain or use material inside information in its possession or in the possession of any of its affiliates. In making investment recommendations for the Equity 500 Index Portfolio, BT will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Equity 500 Index Portfolio is a customer of BT, its parent or its subsidiaries or affiliates and, in dealing with its customers, BT, its parent, subsidiaries and affiliates will not inquire or take into consideration whether securities of such customers are held by any fund managed by BT or any such affiliate.

      Each Investment Advisory Agreement will automatically terminate if assigned, and may be terminated without penalty at any time by the Manager, by a vote of a majority of the Trustees or by a vote of a majority of the outstanding voting securities of the applicable Fund on no less than thirty
(30) days' nor more than sixty (60) days' written notice to the investment adviser, or by the investment adviser upon sixty (60) days' written notice to the Trust. The Investment Advisory Agreements will continue in effect provided that annually such continuance is specifically approved by a vote of the Trustees, including the affirmative votes of a majority of the Trustees who are not parties to the Agreement or "interested persons" (as defined in the 1940
Act) of any such party, cast in person at a meeting called for the purpose of considering such approval, or by the vote of shareholders.

                       PORTFOLIO SECURITIES TRANSACTIONS

      The Investment Advisory Agreements provide, in substance, that in executing portfolio transactions and selecting brokers or dealers, the principal objective of each investment adviser is to seek the best net price and execution available. It is expected that securities ordinarily will be purchased in the primary markets, and that in assessing the best net price and execution available, each investment adviser shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis.

      BT may utilize the expertise of any of its worldwide subsidiaries and affiliates to assist in its role as investment adviser. All orders for investment transactions on behalf of the Equity 500 Index Portfolio are placed by BT with broker-dealers and other financial intermediaries that it selects, including those affiliated with BT. A BT affiliate will be used in connection with a purchase or sale of an investment for the Equity 500 Index Portfolio only if BT believes that the affiliate's charge for the transaction does not exceed usual and customary levels. The Equity 500 Index Portfolio will not invest in obligations for which BT or any of its affiliates is the ultimate obligor or accepting bank. The Portfolio may, however, invest in the obligations of correspondents and customers of BT.

      In selecting brokers or dealers to execute particular transactions, investment advisers are authorized to consider "brokerage and research services" (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), provision of statistical quotations (including the quotations necessary to determine a Portfolio's net asset value), the sale of Trust shares by such broker-dealer or the servicing of Trust shareholders by such broker-dealer, and other information provided to the applicable Portfolio, to the Manager, BT and/or to the investment advisers (or their affiliates), provided, however, that the investment adviser determines that it has received the best net price and execution available. The investment advisers are also authorized to cause a Portfolio to pay a commission to a broker or dealer who provides such brokerage and research services for executing a portfolio transaction which is in excess of the amount of the commission another broker or dealer would have charged for effecting that transaction. The Trustees, the Manager or the investment advisers, as appropriate, must determine in good faith, however, that such commission was reasonable in relation to the value of the brokerage and research services provided viewed in terms of that particular transaction or in terms of all the accounts over which the Manager or the investment adviser exercises investment discretion.

      For the fiscal year ended October 31, 1995, the following brokerage commissions were paid by the Funds, and for 1996 and 1997, by their corresponding Portfolios.


             Fund/Portfolio                   1995                 1996               1997
             --------------                   ----                 ----               ----
             Balanced                      $388,253              $503,947          $562,493
             Growth and Income             $590,364              $956,767          $1,192,792
             International Equity          $422,670              $544,844          $956,160
             Intermediate Bond*                    N/A                 N/A         $0
             Short-Term Bond               $0                    $0                $0
             Money Market Funds            $0                    $0                $0



*The Intermediate Bond Portfolio commenced operations on September 15, 1997.


      The commissions listed above were paid directly by the Funds for the fiscal year ended October 31, 1995. For the fiscal years ended October 31, 1996 and October 31, 1997, the commissions were paid by the corresponding Portfolios of the AMR Trust, and shareholders of the Funds bear only the pro-rata portion of brokerage commissions.


      For the fiscal years ended December 31, 1995, 1996 and 1997 the Equity 500 Index Portfolio paid the following brokerage commissions: $172,924, $289,791 and $341,058. The S&P 500 Index Fund was not operational during 1995 and 1996. Shareholders of the S&P 500 Index Fund bear only their pro-rata portion of the brokerage commissions paid during 1997.


      Following is the portfolio turnover rate for the Funds' corresponding Portfolios for the fiscal years ended October 31, 1996 and 1997. The portfolio turnover rate for the Intermediate Bond Portfolio is for the period from September 15, 1997 through October 31, 1997. The portfolio turnover rate for the Equity 500 Index Portfolio is for its fiscal years ended December 31, 1996 and 1997.

             Portfolio                               1996             1997
             ---------                               ----             ----
             Balanced                                 76%             105%
             Growth and Income                        40%              35%
             International Equity                     19%              15%
             Intermediate Bond                        N/A              47%
             Short-Term Bond                         304%             282%
             Equity 500 Index Portfolio               15%              19%



         High portfolio turnover can increase a Fund's transaction costs and generate additional capital gains or losses. The high portfolio turnover rate for the Balanced Portfolio for 1997 was due to an unusually large redemption in the Balanced Fund, which is not expected to reoccur. The portfolio turnover rate for the Short-Term Bond Fund is expected to exceed 100% due to the active style in which the portfolio is managed in response to changes in market conditions.


         The fees of the investment advisers are not reduced by reason of receipt of such brokerage and research services. However, with disclosure to and pursuant to written guidelines approved by the AMR Trust Board, or the Equity 500 Index Portfolio Board, an investment adviser of a Portfolio or its affiliated broker-dealer may execute portfolio transactions and receive usual and customary brokerage commissions (within the meaning of Rule 17e-1 under the 1940 Act) for doing so.


         During the fiscal year ended October 31, 1995, the following commissions were paid to affiliated brokers:



             Portfolio                  Broker                    Affiliated With                                 Commission
             ---------                  -------                   ---------------                                 ----------
             Balanced                   Sutro & Company           Independence Investment Associates              $18
             International Equity       Morgan Stanley, Inc.      Morgan Stanley Asset Management Inc.            $18,937



         The percentage of total commission of the International Equity Fund paid to Morgan Stanley in 1995 was 4%, representing 8% of the International Equity Fund's total dollar value of transactions. The percentage of total commission of the Balanced Fund paid to Sutro & Company in 1995 was 0.005%, representing 0.03% of the Balanced Fund's total dollar value of transactions.

         During the fiscal year ended October 31, 1996, the following commissions were paid to affiliated brokers:



             Portfolio                  Broker                    Affiliated With                                 Commission
             ---------                  -------                   ---------------                                 ----------
             Balanced                   Sutro & Company           Independence Investment Associates              $125
             Growth and Income          Sutro & Company           Independence Investment Associates              $2,750
             International Equity       Fleming Martin            Rowe-Price Fleming International, Inc.          $2,142
             International Equity       Jardine Fleming           Rowe-Price Fleming International, Inc.          $1,002
             International Equity       Ord Minnett               Rowe-Price Fleming International, Inc.          $2,051
             International Equity       Robert Fleming & Co.      Rowe-Price Fleming International, Inc.          $20,129
             International Equity       Morgan Stanley Intl.      Morgan Stanley Asset Management Inc.            $3,892



         The percentages of total commissions of the Balanced Portfolio, the Growth and Income Portfolio and the International Equity Portfolio paid to affiliated brokers in 1996 were 0.02%, 0.29% and 2.68%, respectively. The transactions represented 0.03% of the Balanced Portfolio, 0.25% of the Growth and Income Portfolio and 2.2% of the International Equity Portfolio's total dollar value of portfolio transactions for the fiscal year ended October 31, 1996.

         During the fiscal year ended October 31, 1997, the following commissions were paid to affiliated brokers:



             Portfolio                  Broker                    Affiliated With                                 Commission
             ---------                  -------                   ---------------                                 ----------
             Balanced                   Merrill Lynch & Co.       Hotchkis and Wiley                              $105,166
             Growth and Income          Merrill Lynch & Co.       Hotchkis and Wiley                              $43,886
             International Equity       Jardine Fleming           Rowe-Price Fleming International, Inc.          $3,260
             International Equity       Ord Minnett               Rowe-Price Fleming International, Inc.          $13,141
             International Equity       Robert Fleming & Co.      Rowe-Price Fleming International, Inc.          $81,109
             International Equity       Morgan Stanley Intl.      Morgan Stanley Asset Management Inc.            $5,413
             International Equity       Merrill Lynch & Co.       Hotchkis and Wiley                              $13,141

         The percentages of total commissions of the Balanced Portfolio, the Growth and Income Portfolio and the International Equity Portfolio paid to affiliated brokers in 1997 were 8.82%, 7.80% and 16.04%, respectively. The transactions represented 5.75% of the Balanced Portfolio, 6.20% of the Growth and Income Portfolio and 9.2% of the International Equity Portfolio's total dollar value of portfolio transactions for the fiscal year ended October 31, 1997.


         In certain instances there may be securities that are suitable for the Equity 500 Index Portfolio as well as for one or more of BT's other clients. Investment decisions for the Equity 500 Index Portfolio and for BT's other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Equity 500 Index Portfolio is concerned. However, it is believed that the ability of the Equity 500 Index Portfolio to participate in volume transactions will produce better executions for the Portfolio.


                                NET ASSET VALUE

         It is the policy of the Money Market Fund, the Municipal Money Market Fund and the U.S. Government Money Market Fund (collectively the "Money Market Funds") to attempt to maintain a constant price per share of $1.00. There can be no assurance that a $1.00 net asset value per share will be maintained. The portfolio instruments held by the Money Market Funds' corresponding Portfolios are valued based on the amortized cost valuation technique pursuant to Rule 2a-7 under the 1940 Act. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value. Such market fluctuations are generally in response to changes in interest rates. Use of the amortized cost valuation method requires the corresponding Portfolios of the Money Market Funds to purchase instruments having remaining maturities of 397 days or less, to maintain a dollar weighted average portfolio maturity of 90 days or less, and to invest only in securities determined by the Trustees to be of high quality with minimal credit risks.
The corresponding portfolios of the Money Market Funds may invest in issuers or instruments that at the time of purchase have received the highest short-term rating by two Rating Organizations, such as "D-1" by Duff & Phelps and "F-1" by Fitch IBCA,, Inc., and have received the next highest short-term rating by other Rating Organizations, such as "A-2" by Standard & Poors and "P-2" by Moody's Investors Service, Inc. See "Ratings of Municipal Obligations" and "Ratings of Short-Term Obligations" for further information concerning ratings.


                                TAX INFORMATION

TAXATION OF THE FUNDS

         To qualify as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended ("Code"), each Fund (each of which is treated as a separate corporation for these purposes) must, among other requirements:

         o Derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or (in the case of the International Equity Fund) foreign currencies, or certain other income, including gains from options, futures or forward contracts ("Income Requirement");

         o Diversify its investments in securities within certain statutory limits; and

         o Distribute annually to its shareholders at least 90% of its investment company taxable income (generally, taxable net investment income plus net short-term capital gain and, in the case of the International Equity Fund, net gains from foreign currency transactions) plus, in the case of the Municipal Money Market Fund, net interest income excludable from gross income under section 103(a) of the Code ("Distribution Requirement").


         Each Fund has received either a ruling from the Internal Revenue Service ("IRS") or an opinion of counsel that the Fund, as an investor in its corresponding Portfolio, is deemed to own a proportionate share of the Portfolio's assets and to earn the income on that share for purposes of determining whether the Fund satisfies the Income and Diversification Requirements described above to qualify as a RIC.


         See the next section for a discussion of the tax consequences to the Funds of certain investments by the Portfolios.

TAXATION OF THE PORTFOLIOS

         Each Portfolio has received a ruling from the IRS or an opinion of counsel, to the effect that, among other things, each Portfolio is or should be classified as a separate partnership for federal income tax purposes and is not a "publicly traded partnership." As a result, each Portfolio is or should not be subject to federal income tax; instead, each investor in a Portfolio, such as a Fund, is required to take into account in determining its federal income tax liability its share of the Portfolio's income, gains, losses, deductions, credits and tax preference items, without regard to whether it has received any cash distributions from the Portfolio.

         Because, as noted above, each Fund is deemed to own a proportionate share of its corresponding Portfolio's assets and to earn a proportionate share of its corresponding Portfolio's income for purposes of determining whether the Fund satisfies the requirements to qualify as a RIC, each Portfolio intends to conduct its operations so that its corresponding Fund will be able to satisfy all those requirements.

         Distributions to a Fund from its corresponding Portfolio (whether pursuant to a partial or complete withdrawal or otherwise) will not result in the Fund's recognition of any gain or loss for federal income tax purposes, except that (1) gain will be recognized to the extent any cash that is distributed exceeds the Fund's basis for its interest in the Portfolio before the distribution, (2) income or gain will be recognized if the distribution is in liquidation of the Fund's entire interest in the Portfolio and includes a disproportionate share of any unrealized receivables held by the Portfolio and
(3) loss will be recognized if a liquidation distribution consists solely of cash and/or unrealized receivables. A Fund's basis for its interest in its corresponding Portfolio generally will equal the amount of cash and the basis of any property the Fund invests in the Portfolio, increased by the Fund's share of the Portfolio's net income and gains and decreased by (a) the amount of cash and the basis of any property the Portfolio distributes to the Fund and
(b) the Fund's share of the Portfolio's losses.

         A Portfolio may acquire zero coupon or other securities issued with original issue discount. As an investor in a Portfolio that holds those securities, a Fund would have to include in its income its share of the original issue discount that accrues on the securities during the taxable year, even if the Portfolio (and, hence, the Fund) receives no corresponding payment on the securities during the year. Because each Fund annually must distribute substantially all of its investment company taxable income, including any original issue discount, to satisfy the Distribution Requirement and avoid imposition of the 4% excise tax described in the Prospectus, a Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions would be made from the Fund's cash assets, if any, or the proceeds of redemption of a portion of the Fund's interest in its corresponding Portfolio (which redemption proceeds would be paid from the Portfolio's cash assets or the proceeds of sales of portfolio securities, if necessary). The Portfolio might realize capital gains or losses from any such sales, which would increase or decrease the Fund's investment company taxable income and/or net capital gain (the excess of net long-term capital gain over net short-term capital loss).

         If the Balanced, the Growth and Income or the International Equity Portfolio acquires stock in a foreign corporation that is a "passive foreign investment company" ("PFIC") and holds the stock beyond the end of the year of acquisition, its corresponding Fund will be subject to federal income tax on the Fund's share of a portion of any "excess distribution" received by the Portfolio on the stock or of any gain realized by the Portfolio from disposition of the stock (collectively "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. A Fund may avoid this tax and interest if its corresponding Portfolio elects to treat the PFIC as a "qualified electing fund;" however, the requirements for that election are difficult to satisfy. These Portfolios currently do not intend to acquire securities that are considered PFICs.

         Hedging strategies, such as entering into forward contracts and selling and purchasing options and futures contracts, involve complex rules that will determine for federal income tax purposes the amount, character and timing of recognition of gains and losses the International Equity Portfolio and the Equity 500 Index Portfolio realize in connection therewith. The International Equity Fund's share of the International Equity Portfolio's (1) income from foreign currencies (except certain gains that may be excluded by future regulations) and (2) income from transactions in futures and forward contracts derived with respect to its business of investing in securities or foreign currencies will qualify as allowable income for that Fund under the Income Requirement. Similarly, the S&P 500 Index Fund's share of the Equity 500 Index Portfolio's income from options and futures derived with respect to its business of investing securities will so qualify for that Fund..

         Dividends and interest received by the International Equity Portfolio, and gains realized thereby, may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield and/or total return on its securities. Tax treaties between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains on investments by foreign investors.

TAXATION OF THE FUNDS' SHAREHOLDERS

         A portion of the dividends from a Fund's investment company taxable income, whether received in cash or paid in additional Fund shares, may be eligible for the dividends-received deduction allowed to corporations. The eligible portion may not exceed the Fund's share of the aggregate dividends received by its corresponding Portfolio from U.S. corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends- received deduction are subject indirectly to the alternative minimum tax. No dividends paid by the Money Market Funds, the International Equity Fund, the Intermediate Bond Fund or the Short-Term Bond Fund are expected to be eligible for this deduction.

         Distributions by the Municipal Money Market Fund of the amount by which the Fund's share of its corresponding Portfolio's income on tax-exempt securities exceeds certain amounts disallowed as deductions, designated by the Fund as "exempt-interest dividends," generally may be excluded from gross income by its shareholders. Dividends paid by the Fund will qualify as exempt-interest dividends if, at the close of each quarter of its taxable year, at least 50% of the value of its total assets (including its share of the Municipal Money Market Portfolio's assets) consists of securities the interest on which is excludable from gross income under section 103(a) of the Code. The Fund intends to continue to satisfy this requirement. The aggregate dividends excludable from shareholders' gross income may not exceed the Fund's net tax-exempt income. The shareholders' treatment of dividends from the Fund under state and local income tax laws may differ from the treatment thereof under the Code.

         Exempt-interest dividends received by a corporate shareholder may be indirectly subject to the alternative minimum tax. In addition, entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by private activity bonds ("PABs") or industrial development bonds ("IDBs") should consult their tax advisers before purchasing shares of the Municipal Money Market Fund because, for users of certain of these facilities, the interest on those bonds is not exempt from federal income tax. For these purposes, the term "substantial user" is defined generally to include a "non-exempt person" who regularly uses in trade or business a part of a facility financed from the proceeds of PABs or IDBs.

         Up to 85% of social security and railroad retirement benefits may be included in taxable income for recipients whose adjusted gross income (including income from tax-exempt sources such as the Municipal Money Market
Fund) plus 50% of their benefits exceeds certain base amounts. Exempt-interest dividends from the Fund still are tax-exempt to the extent described above; they are only included in the calculation of whether a recipient's income exceeds the established amounts.

         If more than 50% of the value of the International Equity Fund's total assets (including its share of the International Equity Portfolio's total assets) at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to, and may, file an election with the IRS that will enable the Fund's shareholders, in effect, to receive the benefit of the foreign tax credit with respect to the Fund's share of any foreign and U.S. possessions income taxes paid by the Portfolio. If the Fund makes this election, the Fund will treat those taxes as dividends paid to its shareholders and each shareholder will be required to (1) include in gross income, and treat as paid by him, his proportionate share of those taxes, (2) treat his share of those taxes and of any dividend paid by the Fund that represents income from foreign or U.S. possessions sources as his own income from those sources and (3) either deduct the taxes deemed paid by him in computing his taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against his federal income tax. If the election is made, the Fund will report to its shareholders shortly after each taxable year their respective share of the Portfolio's income from foreign and U.S. possessions sources and the taxes paid by the Portfolio to foreign countries and U.S. possessions. Pursuant to that election, individuals who have no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on Forms 1099 and all of whose foreign source income is "qualified passive income" may elect each year to be exempt from the extremely complicated foreign tax credit limitation and will be able to claim a foreign tax credit without having to file the detailed Form 1116 that otherwise is required.

         The foregoing is only a summary of some of the important federal tax considerations affecting the Funds and their shareholders and is not intended as a substitute for careful tax planning. Accordingly, prospective investors are advised to consult their own tax advisers for more detailed information regarding the above and for information regarding federal, state, local and foreign taxes.


                       YIELD AND TOTAL RETURN QUOTATIONS

         A quotation of yield on shares of each class of the Money Market Funds may appear from time to time in advertisements and in communications to shareholders and others. Quotations of yields are indicative of yields for the limited historical period used but not for the future. Yield will vary as interest rates and other conditions change. Yield also depends on the quality, length of maturity and type of instruments invested in by the corresponding Portfolios of the Money Market Funds, and the applicable class's operating expenses. A comparison of the quoted yields offered for various investments is valid only if yields are calculated in the same manner. In addition, other similar investment companies may have more or less risk due to differences in the quality or maturity of securities held.

         The yields of the Money Market Funds may be calculated in one of two ways:

         (1) Current Yield--the net average annualized return without compounding accrued interest income. For a 7-day current yield, this is computed by dividing the net change in value over a 7 calendar-day period of a hypothetical account having one share at the beginning of a 7 calendar-day period by the value of the account at the beginning of this period to determine the "base period return." The quotient is multiplied by 365 divided by 7 and stated to two decimal places. A daily current yield is calculated by multiplying the net change in value over one day by 365 and stating it to two decimal places.
         Income other than investment income and capital changes, such as realized gains and losses from the sale of securities and unrealized appreciation and depreciation, are excluded in calculating the net change in value of an account. However, this calculation includes the aggregate fees and other expenses that are charged to all shareholder accounts in a class of a Fund. In determining the net change in value of a hypothetical account, this value is adjusted to reflect the value of any additional shares purchased with dividends from the original share and dividends declared on both the original share and any such additional shares.

         (2) Effective Yield--the net average annualized return as computed by compounding accrued interest income. In determining the 7-day effective yield, a class of a Fund will compute the "base period return" in the same manner used to compute the "current yield" over a 7 calendar-day period as described above. One is then added to the base period return and the sum is raised to the 365/7 power. One is subtracted from the result, according to the following formula:

           EFFECTIVE YIELD = [ (BASE PERIOD RETURN + 1)(365/7 )] - 1

      Based on these formulas, the current and effective yields were as follows for the periods and Funds indicated:

                                                                        Current yield for     Effective yield for
                                                 Current daily yield     the 7 day period      the 7 day period
                                                        as of                 ended                 ended
                                                   October 31, 1997      October 31, 1997      October 31, 1997
                                                   ----------------      ----------------      ----------------
 Institutional Class
 -------------------
    Money Market Fund                                   5.54%                 5.54%                  5.69%
    Municipal Money Market Fund                         3.41%                 3.42%                  3.47%
    U.S. Government Money Market Fund                   5.44%                 5.36%                  5.51%

 PlanAhead Class
 ---------------
    Money Market Fund                                   5.22%                 5.22%                  5.36%
    Municipal Money Market Fund                         3.12%                 3.15%                  3.20%
    U.S. Government Money Market Fund                   5.15%                 5.06%                  5.19%

         The Municipal Money Market Fund also may advertise a tax equivalent current and effective yield. The tax equivalent yields are calculated as follows:

      CURRENT YIELD/(1-APPLICABLE TAX RATE) = CURRENT TAX EQUIVALENT YIELD

    EFFECTIVE YIELD/(1-APPLICABLE TAX RATE) = EFFECTIVE TAX EQUIVALENT YIELD

Based on these formulas, the current and effective tax equivalent yields for the Municipal Money Market Fund for the seven day periods ending October 31, 1997 were:

                                                                           Current                     Effective
 Class                                                               Tax Equivalent Yield         Tax Equivalent Yield
 -----                                                               --------------------         --------------------
 Institutional (based on a 35.0% corporate tax rate)                        5.26%                         5.34%
 PlanAhead (based on a 39.6% personal tax rate)                             5.22%                         5.30%

      The advertised yields for each class of the Variable NAV Funds (as defined in the Prospectus) are computed by dividing the net investment income per share earned during a 30-day (or one month) period less the aggregate fees that are charged to all shareholder accounts of the class in proportion to the 30-day (or one month) period and the weighted average size of an account in that class of a Fund by the maximum offering price per share of the class on the last day of the period, according to the following formula:

                           YIELD = 2{(A-B +1)(6)- 1}
                                      ---
                                       CD

where, with respect to a particular class of a Fund, "a" is the dividends and interest earned during the period; "b" is the sum of the expenses accrued for the period (net of reimbursement, if any) and the aggregate fees that are charged to all shareholder accounts in proportion to the 30-day (or one month) period and the weighted average size of an account in the class; "c" is the average daily number of class shares outstanding during the period that were entitled to receive dividends; and "d" is the maximum offering price per class share on the last day of the period. Based on this formula, the estimated 30-day yield for the period ended October 31, 1997 for the Short-Term Bond Fund was 6.07%, 5.44% and 5.19%, for the AMR, Institutional and PlanAhead Classes, respectively. The estimated 30-day yield for the period ended October 31, 1997 for the Institutional Class of the Intermediate Bond Fund was 4.90%.

      Each class of the Intermediate Bond and the Short-Term Bond Fund also may advertise a monthly distribution rate. The distribution rate gives the return of the class based solely on the dividend payout to that class if someone was entitled to the dividends for an entire month. A monthly distribution rate is calculated from the following formula:

                    MONTHLY DISTRIBUTION RATE = A/P*(365/N)

where, with respect to a particular class of shares, "A" is the dividend accrual per share during the month, "P" is the share price at the end of the month and "N" is the number of days in the month. Based on this formula, the monthly distribution rate for the AMR, Institutional and PlanAhead Classes of the Short-Term Bond Fund for the month of October 1997 was 6.50%, 6.18% and 6.07%, respectively. The monthly distribution rate for the Institutional Class of the Intermediate Bond Fund for the month of October 1997 was 5.61%. The "monthly distribution rate" is a non-standardized performance calculation and when used in an advertisement will be accompanied by the appropriate standardized SEC calculations.

         The advertised total return for a class of a Fund is calculated by equating an initial amount invested in a class of a Fund to the ending redeemable value, according to the following formula:

                                P(1 + T)(n)= ERV

where "P" is a hypothetical initial payment of $1,000; "T" is the average annual total return for the class; "n" is the number of years involved; and "ERV" is the ending redeemable value of a hypothetical $1,000 payment made in the class at the beginning of the investment period covered.

      Based on this formula, annualized total returns were as follows for the periods and Funds indicated:


                                                                                                       For the period
                                                                                                      from commencement
                                                                   For the five-     For the ten-         of active
                                                  For the one-      year period       year period         operations
                                                  year period          ended            ended              through
                                                 ended October      October 31,       October 31,        October 31,
                                                  31, 1997(1)         1997(1)           1997(1)           1997(1)(3)
                                                  -----------         -------           -------           ----------

         AMR Class
         ---------
           Balanced Fund                             20.36%            14.92%           13.11%             11.66%
           Growth and Income Fund                    28.40%            19.28%           16.34%             13.77%
           International Equity Fund                 19.39%            18.34%           N/A(2)             12.36%
           Short-Term Bond Fund                      6.57%             5.56%            N/A(2)              6.99%
         Institutional Class
         -------------------
           Balanced Fund                             20.04%            14.73%           13.02%             11.57%
           Growth and Income Fund                    28.05%            19.08%           16.24%             13.67%
           International Equity Fund                 19.08%            18.13%           N/A(2)             12.20%
           Intermediate Bond                         N/A(2)            N/A(2)           N/A(2)              2.41%
           Short-Term Bond Fund                      6.29%             5.40%            N/A(2)              6.91%
           S&P 500 Index Fund(4)                     N/A(2)            N/A(2)           N/A(2)             25.19%
           Money Market Fund                         5.60%             4.85%             6.12%              6.13%
           Municipal Money Market Fund (5)           3.52%              N/A(2)          N/A(2)              3.33%
           U.S. Government Money Market Fund         5.36%             4.61%            N/A(2)              4.50%
         PlanAhead Class
         ---------------
           Balanced Fund (6)                         19.75%            14.50%           12.91%             11.46%
           Growth and Income Fund                    27.64%            18.78%           16.10%             13.54%
           International Equity Fund                 18.71%            17.83%           N/A(2)             11.98%
           Short-Term Bond Fund (6)                  6.01%             5.23%            N/A(2)              6.82%
           Money Market Fund                         5.28%             4.62%             6.00%              6.01%
           Municipal Money Market Fund (5)           3.24%             N/A(2)           N/A(2)              3.07%
           U.S. Government Money Market Fund         5.08%             4.37%            N/A(2)              4.28%


     (1) The Institutional Class is the initial class for each Fund, except for the S&P 500 Index Fund. Except for the S&P 500 Index Fund, total returns for the PlanAhead and AMR Classes reflect Institutional Class returns from the date of commencement of operations of each of these Funds through July 31, 1994 and returns of the applicable class from the commencement of operations of the new classes through October 31, 1997. Due to the different expense structures between the classes, total returns would vary from the results shown had the classes been in operation for the entire periods.

     (2)   The Fund was not operational during this period.

     (3)   Inception dates are as follows:

                  Fund                                 Institutional Class        AMR Class        PlanAhead Class
                  ----                                 -------------------        ---------        ---------------
                  Balanced                                   7/17/87               8/1/94               8/1/94
                  Growth and Income                          7/17/87               8/1/94               8/1/94
                  International Equity                       8/7/91                8/1/94               8/1/94
                  S&P 500 Index(4)                           1/1/97                  N/A                 N/A
                  Intermediate Bond                          9/15/97                 N/A                 N/A
                  Short-Term Bond                           12/3/87                8/1/94               8/1/94
                  Money Market                               9/1/87                8/1/94               8/1/94
                  Municipal Money Market                    11/10/93               8/1/94               8/1/94
                  U.S. Government Money Market               3/2/92                8/1/94               8/1/94


See Appendix A for historical performance of the S&P 500 Composite Stock Price Index.


     (4) On March 1, 1998, the S&P 500 Index Fund-AMR Class was redesignated the S&P 500 Index Fund-Institutional Class.

     (5) A portion of the Management and Administrative Services fees has been waived for the Municipal Money Market Fund since its inception.

     (6) A portion of the Service Plan Fees of the PlanAhead Class has been waived for the Balanced, the Growth and Income and the Short-Term Bond Funds since August 1, 1994.


     Each class of a Fund also may use "aggregate" total return figures for various periods which represent the cumulative change in value of an investment in a class of a Fund for the specific period. Such total returns reflect changes in share prices of a class of a Fund and assume reinvestment of dividends and distributions.

     Each Fund may give total returns from inception using the date when the current managers began active management as the inception date. However, returns using the actual inception date of the Fund will also be provided.

      In reports or other communications to shareholders or in advertising material, each class of a Fund may from time to time compare its performance with that of other mutual funds in rankings prepared by Lipper Analytical Services, Inc., Morningstar, Inc., IBC Financial Data, Inc. and other similar independent services which monitor the performance of mutual funds or publications such as the "New York Times," "Barrons" and the "Wall Street Journal." Each class of a Fund may also compare its performance with various indices prepared by independent services such as Standard & Poor's, Morgan Stanley or Lehman Brothers or to unmanaged indices that may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

      Each Fund may advertise the standard deviation of its returns for various time periods and compare its standard deviation to that of various indices. Standard deviation of returns over time is a measure of volatility. It indicates the spread of a Fund's returns about their central tendency or mean. In theory, a Fund that is more volatile should receive a higher return in exchange for taking extra risk. Standard deviation is a well-accepted statistic to gauge the riskiness of an investment strategy and measure its historical volatility as a predictor of risk, although the measure is subject to time selection bias.

      Advertisements for the Funds may mention that the Funds offer a variety of investment options. They may also compare the Funds to federally insured investments such as bank certificates of deposit and credit union deposits, including the long-term effects of inflation on these types of investments. Advertisements may also compare the historical rate of return of different types of investments. Advertisements for the International Equity Fund may compare the differences between domestic and foreign investments. Information concerning broker-dealers who sell the Funds may also appear in advertisements for the Funds, including their ranking as established by various publications compared to other broker-dealers.

      From time to time, the Manager may use contests as a means of promoting the American AAdvantage Funds. Prizes may include free air travel and/or hotel accommodations. Listings for certain of the Funds may be found in newspapers under the heading "Amer AAdvant."

                            DESCRIPTION OF THE TRUST

      The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for its obligations. However, the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust also provides that the Trust may maintain appropriate insurance (for example, fidelity bonding) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents to cover possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss due to shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations. The Trust has not engaged in any other business.

      The Trust was originally created to manage money for large institutional investors, including pension and 401(k) plans for American Airlines, Inc. The AMR Class is offered to tax-exempt retirement and benefit plans of AMR Corporation and its affiliates. The following individuals are eligible for purchasing shares of the Institutional Class with an initial investment of less than $2 million: (i) employees of the Manager, (ii) officers and directors of AMR and (iii) members of the Trust's Board of Trustees. The PlanAhead Class was later created to give individuals and other smaller investors an opportunity to invest in the American AAdvantage Funds. As a result, shareholders of the PlanAhead Class benefit from the economies of scale generated by being part of a larger pool of assets.

      The corresponding Portfolios of the Balanced, the Growth and Income and the International Equity and the Intermediate Bond Funds utilize a multi-manager approach designed to reduce volatility by diversifying assets over multiple investment management firms. Each adviser is carefully chosen by the Manager through a rigorous screening process.


                      CONTROL PERSONS AND 5% SHAREHOLDERS

      The following persons may be deemed to control certain Funds by virtue of their ownership of more than 25% of the outstanding shares of a Fund as of January 31, 1998:


American AAdvantage Balanced Fund
---------------------------------
AMR Corporation and subsidiary companies and Employee Benefit Trusts thereof  . . . . . . . . . . . . . . . . . .  81%
4333 Amon Carter Boulevard
Fort Worth, TX  76155

American AAdvantage Growth and Income Fund
------------------------------------------
AMR Corporation and subsidiary companies and Employee Benefit Trusts thereof  . . . . . . . . . . . . . . . . . .  85%
4333 Amon Carter Boulevard
Fort Worth, TX  76155

American AAdvantage International Equity Fund
---------------------------------------------
AMR Corporation and subsidiary companies and Employee Benefit Trusts thereof  . . . . . . . . . . . . . . . . . .  60%
4333 Amon Carter Boulevard
Fort Worth, TX  76155

American AAdvantage Short-Term Bond Fund
----------------------------------------
AMR Corporation and subsidiary companies and Employee Benefit Trusts thereof  . . . . . . . . . . . . . . . . . .  72%
4333 Amon Carter Boulevard
Fort Worth, TX  76155



      AMR Corporation and subsidiary companies and Employee Benefit Trusts thereof own 100% of the S&P 500 Index Fund and 100% of the shares of the AMR Class of the Balanced Fund, the Growth and Income Fund, the International Equity Fund and the Short-Term Bond Fund.

      In addition, the following persons own 5% or more of the outstanding shares of a Fund or Class as of January 31, 1998:





                                                                        Total      Institutional    PlanAhead
 American AAdvantage Balanced Fund                                       Fund           Class         Class
 ---------------------------------                                       ----           -----         -----
 Sky Chefs Master Trust                                                      11%             77%
   601 Ryan Plaza Drive
   Arlington, TX  76011

                                                                        Total      Institutional    PlanAhead
 American AAdvantage Growth and Income Fund                              Fund           Class         Class
 ------------------------------------------                              ----           -----         -----
 Berg Electronics Inc. Savings Plan                                                                         22%
   4 New York Plaza - EBS 4th. Floor
   New York, NY  10004-2413
 Charles Schwab & Co.*                                                                                     10%*
   4500 Cherry Creek Dr. South, Suite 700
   Denver, CO  80222
 Coca-Cola Retirement Plan                                                                    6%
   Hamill and Company (Trust Operations)
   P.O. Box 2558
   Houston, TX  77252-2558
 National Financial Services Corp.*                                         10%*            75%*
   P.O. Box 3908
   New York, NY  10163-3908
 Technical Products Group Inc. Retirement & Savings Plan                                                     9%
   3353 Peachtree Road, Suite 920
   Atlanta, GA  30326-1053
 Wachovia Bank of North Carolina                                                              7%
   P.O. Box 3073
   Winston-Salem, NC  27150

                                                                        Total      Institutional    PlanAhead
 American AAdvantage International Equity Fund                           Fund           Class         Class
 ---------------------------------------------                           ----           -----         -----
 The Burnett Foundation                                                                      11%
   801 Cherry Street, Suite 1400
   Fort Worth, TX  76102
 Charles Schwab & Co.*                                                       5%*            13%*           13%*
   101 Montgomery Street
   San Francisco, CA  94104-4122
 Fidelity Investments Institutional Operations Co. Inc.*                                                   11%*
   100 Magellan Way
   Covington, KY  41015-1999
 IBJ Distributor Inc. FBO INTRUST Bank*                                                                    11%*
   3435 Stelzer Road, Suite 1000
   Columbus, OH  43219-6004
 The Kimbell Art Foundation                                                                   9%
   301 Commerce Street, Suite 2240
   Fort Worth, TX 76102
 MAC & Co.                                                                                    5%
   P.O. Box 3198
   Pittsburgh, PA  15230-3198
 NA Bank & Co.*                                                                              8%*           13%*
   P.O. Box 2180
   Tulsa, Oklahoma  74101-2180
 National Financial Services Corp.*                                                         12%*            7%*
   P.O. Box 3908
   New York, NY  10163-3908



*Denotes record owner of Fund shares only

                                                                        Total      Institutional    PlanAhead
 American AAdvantage International Equity Fund (cont'd.)                 Fund           Class         Class
 -------------------------------------------------------                 ----           -----         -----
 University of Tulsa                                                                          6%
   600 S. College Ave.
   Tulsa, OK  74104

                                                                        Total      Institutional    PlanAhead
 American AAdvantage Intermediate Bond Fund                              Fund           Class         Class
 ------------------------------------------                              ----           -----         -----
 National Financial Services Corp.*                                        100%*          100%*
   P.O. Box 3908
   New York, NY  10163-3908

                                                                        Total      Institutional    PlanAhead
 American AAdvantage Short-Term Bond Fund                                Fund           Class         Class
 ----------------------------------------                                ----           -----         -----
 Berg Electronics Inc. Savings Plan                                                                        13%
   770 Broadway, 10th Floor
   New York, NY  10003-9522
 Chancellor Limited Partnership                                                                             8%
 c/o Retirement Advisors of America
   13155 Noel Road, Floor 24
   Dallas, TX  75240-5090
 C.R. Smith Museum                                                                           9%
   P.O. Box 619616 MD 5334
   Dallas/Fort Worth Airport, TX  75261-9616
 EPR Limited Partnership                                                                                   10%
 c/o Retirement Advisors of America
   13155 Noel Road, Floor 24
   Dallas, TX  75240-5090
 Gale Force Limited Partnership                                                                             6%
 c/o Retirement Advisors of America
   13155 Noel Road, Floor 24
   Dallas, TX  75240-5090
 William N. Hoffman IRA                                                                                     6%
   3515 Davis Rd.
   Granbury, TX  76049-5469
 RIW Limited Partnership                                                                                   10%
 c/o Retirement Advisors of America
   13155 Noel Road, Floor 24
   Dallas, TX  75240-5090
 Charles Schwab & Co.*                                                                     10%*
   101 Montgomery Street
   San Francisco, CA  94104-4122
 Technical Products Group Inc. Retirement & Savings Plan                                                   23%
   3353 Peachtree Road, Suite 920
   Atlanta, GA  30326-1053
 Wachovia Bank of North Carolina                                             15%            63%
   P.O. Box 3073
   Winston-Salem, North Carolina  27150

                                                                        Total       Institutional    PlanAhead
 American AAdvantage Money Market Fund                                   Fund           Class         Class
 -------------------------------------                                   ----           -----         -----
 City of Chicago International Airport Revenue Bonds                                          6%
   Harris Trust and Savings Bank(Indenture Trust Division)
   P.O. Box 755
   Chicago, Illinois  60690

 Investors Bank & Trust                                                                      7%%
   200 Clarendon Street, 16th Floor
   Boston, MA  02117-9130



*Denotes record owner of Fund shares only

                                                                        Total       Institutional    PlanAhead
 American AAdvantage Money Market Fund (cont'd.)                         Fund           Class         Class
 -----------------------------------------------                         ----           -----         -----
 Michaels Stores, Inc.                                                                       11%
   P.O. Box 619566
   Dallas, TX  75261-9566
 State Street Securities Lending                                                              8%
   2 International Place, Floor 31
   Boston, MA  02110-4104
 Texas A&M University                                                                         6%
   P.O. Box 1159
   College Station, TX  77841-1159

                                                                        Total      Institutional    PlanAhead
 American AAdvantage Municipal Money Market Fund                         Fund           Class         Class
 -----------------------------------------------                         ----           -----         -----
 AMR Investment Services, Inc.                                                              10%
   4333 Amon Carter Blvd., MD 5645
   Fort Worth, TX  76155
 Larry M. and Marie S. Brown                                                                                7%
   11 Crestview Drive
   Orinda, CA  94563-3919
 Dralie Partners LTD                                                                                        8%
   5604 Banister Court
   Plano, TX  75093-4227
 Georgia L. Ledbetter Revocable Trust                                                                       8%
   2334 Birdwood Drive
   Orange Park, FL  32073-5324
 Lee R. Ledbetter Revocable Trust                                                                           7%
   2334 Birdwood Drive
   Orange Park, FL  32073-5324
 Anne and Martin McNamara                                                                    6%
   9307 Guernsey Lane
   Dallas, TX  75220-3929
 Merit Partners LP                                                            5%            77%
   12222 Merit Dr., Suite 1500
   Dallas, TX 75251-3206
 NA Bank & Co.*                                                                             7%*
   P.O. Box 2180
   Tulsa, Oklahoma  74101-2180
 Jerome Reed Schusterman Irrevocable Trust                                                                 23%
   P.O. Box 699
   Tulsa, OK  74101-0699

                                                                        Total       Institutional    PlanAhead
 American AAdvantage U.S. Government Money Market Fund                   Fund           Class         Class
 -----------------------------------------------------                   ----           -----         -----
 Bozell Jacobs Kenyon and Eckhardt, Inc.                                                      6%
   302 South 36th Street
   Omaha, NE  68131-3827
 British American Insurance Company                                                           6%
   P.O. Box 1590
   Dallas, Texas  75221-1590
 Leone C. Campbell Intervivo Trust                                                                           5%
   4000 N. Federal Highway, Suite 206
   Boca Raton, FL  33431-4586
 Dennis G. Davis                                                                                             6%
   8116 Golden Avenue
   Lemon Grove, CA  91945-2508
 Entis Family Trust                                                                                          5%
   6645 Nancy Ridge Drive
   San Diego, CA  92121-2253



*Denotes record owner of Fund shares only

                                                                        Total      Institutional    PlanAhead
 American AAdvantage US Gov't. Money Market Fund (cont'd.)               Fund           Class         Class
 ---------------------------------------------------------               ----           -----         -----
 Family Orthopedic Association Profit Sharing Plan                                                           8%
   8953 Bath Road
   Byron, MI  48418-9785
 Grapevine Industrial Development Corp.                                       6%             19%
   First National Bank of Chicago
   One First National Plaza, Suite 0126
   Chicago, Illinois  60670
 Hare & Co.                                                                  11%             36%
   Bank of New York
   One Wall Street
   New York, NY  10005-2505
 Lone Star Airport Improvement Authority                                      6%             19%
   First National Bank of Chicago
   One First National Place
   Chicago, Illinois 60670
 Ray K. Robinson Trust                                                                                      11%
   200 Hillview Drive, Suite 100
   Richland, WA  99352-7660


                               OTHER INFORMATION

      American Depository Receipts (ADRs), European Depository Receipts
(EDRs)-ADRs are depository receipts for foreign issuers in registered form traded in U.S. securities markets, whereas, EDRs are in bearer form and traded in European securities markets. These securities are not denominated in the same currency as the securities into which they may be converted. Investing in ADRs and EDRs involves greater risks than are normally present in domestic investments. There is generally less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. In addition, such companies may use different accounting and financial standards (and certain currencies may become unavailable for transfer from a foreign currency), resulting in a Fund's possible inability to convert immediately into U.S. currency proceeds realized upon the sale of portfolio securities of the affected foreign companies.

      Bank Deposit Notes-Bank deposit notes are obligations of a bank, rather than bank holding company corporate debt. The only structural difference between bank deposit notes and certificates of deposit is that interest on bank deposit notes is calculated on a 30/360 basis as are corporate notes/bonds. Similar to certificates of deposit, deposit notes represent bank level investments and, therefore, are senior to all holding company corporate debt.

      Bankers' Acceptances-Bankers' acceptances are short-term credit instruments designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

      Cash Equivalents-Cash equivalents include certificates of deposit, bearer deposit notes, bankers' acceptances, government obligations, commercial paper, short-term corporate debt securities and repurchase agreements.

      Certificates of Deposit-Certificates of deposit are issued against funds deposited in an eligible bank (including its domestic and foreign branches, subsidiaries and agencies), are for a definite period of time, earn a specified rate of return and are normally negotiable.

      Cover-Transactions using forward contracts, future contracts, options on futures contracts and options on indices ("Financial Instruments"), other than purchased options, expose a Portfolio to an obligation to another party.

A Portfolio will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, currencies, or other forward contracts, options or futures contracts, or (2) cash, receivables and liquid assets, with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. Each Portfolio will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash, receivables, or liquid assets in a segregated account with its custodian in the prescribed amount.

      Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a Portfolio's assets to cover or to segregated accounts could impede portfolio management or the Portfolio's ability to meet redemption requests or other current obligations.

      Commercial Paper-Commercial paper refers to promissory notes representing an unsecured debt of a corporation or finance company with a fixed maturity of no more than 270 days. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

      Debentures-Debentures are unsecured debt securities. The holder of a debenture is protected only by the general creditworthiness of the issuer.

      Derivatives-Generally, a derivative is a financial arrangement, the value of which is based on, or "derived" from, a traditional security, asset or market index. Some "derivatives" such as mortgage-related and other asset-backed securities are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities. There are, in fact, many different types of derivatives and many different ways to use them. There are a range of risks associated with those uses.

      Forward Foreign Currency Exchange Contracts-A forward foreign currency exchange contract ("forward contract") is a contract to purchase or sell a currency at a future date. The two parties to the contract set the number of days and the price. Forward contracts are used as a hedge against movements in future foreign exchange rates. The corresponding Portfolio of the International Equity Fund may enter into forward contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or other foreign currency.

      Forward contracts may serve as long hedges -- for example, the Portfolio may purchase a forward contract to lock in the U.S. dollar price of a security denominated in a foreign currency that the Portfolio intends to acquire. Forward contracts may also serve as short hedges -- for example, the Portfolio may sell a forward contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security denominated in a foreign currency or from the anticipated dividend or interest payments denominated in a foreign currency. The Manager may seek to hedge against changes in the value of a particular currency by using forward contracts on another foreign currency or basket of currencies, the value of which the Manager believes will bear a positive correlation to the value of the currency being hedged.

      The cost to the Portfolio of engaging in forward contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved. When the Portfolio enters into a forward contract, it relies on the contra party to make or take delivery of the underlying currency at the maturity of the contract. Failure by the contra party to do so would result in the loss of any expected benefit of the transaction.

      Buyers and sellers of forward contracts can enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Secondary markets generally do not exist for forward contracts, with the result that closing transactions generally can be made for forward contracts only by negotiating directly with the contra party. Thus, there can be no assurance that the Portfolio will in fact be able to close out a forward contract at a favorable price prior to maturity. In addition, in the event of insolvency of the contra party, the Portfolio might be unable to close out a forward contract at any time prior to maturity. In either event, the Portfolio would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in the securities or currencies that are the subject of the hedge or to maintain cash or securities in a segregated account.

      The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the forward contract has been established. Thus, the Portfolio might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

      Full Faith and Credit Obligations of the U.S. Government-Securities issued or guaranteed by the U.S. Treasury, backed by the full taxing power of the U.S. Government or the right of the issuer to borrow from the U.S. Treasury.

      Futures Contracts-Futures contracts obligate a purchaser to take delivery of a specific amount of an obligation underlying the futures contract at a specified time in the future for a specified price. Likewise, the seller incurs an obligation to deliver the specified amount of the underlying obligation against receipt of the specified price. Futures are traded on both U.S. and foreign commodities exchanges. Only currency futures will be permitted in the corresponding Portfolio of the International Equity Fund. Futures contracts will be traded for the same purposes as entering into forward contracts. The use of futures contracts by the Equity 500 Index Portfolio is explained further under "Index Futures Contracts and Options on Index Futures Contracts."

      The purchase of futures can serve as a long hedge, and the sale of futures can serve as a short hedge.

      No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract a Portfolio is required to deposit "initial deposit" consisting of cash or U.S. Government Securities in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good- faith deposit that is returned to the Portfolio at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Portfolio may be required by a futures exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

      Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking-to-market." Variation margin does not involve borrowing, but rather represents a daily settlement of a Portfolio's obligations to or from a futures broker. When the Portfolio purchases or sells a futures contract, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If a Portfolio has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

      Purchasers and sellers of futures contracts can enter into offsetting closing transactions, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Positions in futures contracts may be closed only on a futures exchange or board of trade that provides a secondary market. The Portfolios intend to enter into futures contracts only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract.

      Although futures contracts by their terms call for the actual delivery or acquisition of securities or currency, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities or currency. The offsetting of a contractual obligation is accomplished by buying (or selling, as appropriate) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities or currency. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, a Portfolio will incur brokerage fees when it purchases or sells futures contracts.

      Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

      If a Portfolio were unable to liquidate a futures contract due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Portfolio would continue to be subject to market risk with respect to the position. In addition, the Portfolio would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the futures contract or option thereon or to maintain cash or securities in a segregated account.

      To the extent that a Portfolio enters into futures contracts, in each case other than for bona fide hedging purposes (as defined by the Commodities Futures Trading Commission ("CFTC"), the aggregate initial margin will not exceed 5% of the liquidation value of a Portfolio's portfolio, after taking into account unrealized profits and unrealized losses on any contracts that the Portfolio has entered into. This policy does not limit to 5% the percentage of the Portfolio's assets that are at risk in futures contracts.

      Futures contracts require the deposit of initial margin valued at a certain percentage of the contract and possibly adding "variation margin" should the price of the contract move in an unfavorable direction. As with forward contracts, the segregated assets must be either cash or high grade liquid debt securities.

      The ordinary spreads between prices in the cash and futures market, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of securities price or currency exchange rate trends by the investment adviser may still not result in a successful transaction.

      In addition, futures contracts entail risks. Although an investment adviser believes that use of such contracts will benefit a particular Portfolio, if that investment adviser's investment judgment about the general direction of, for example, an index is incorrect, a Portfolio's overall performance would be poorer than if it had not entered into any such contract.

      General Obligation Bonds-General obligation bonds are secured by the pledge of the issuer's full faith, credit, and usually, taxing power. The taxing power may be an unlimited ad valorem tax or a limited tax, usually on real estate and personal property. Most states do not tax real estate, but leave that power to local units of government.

      Illiquid Securities - Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act, securities that are otherwise not readily marketable and repurchase agreements having a remaining maturity of longer than seven calendar days. Securities that have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven calendar days. A mutual fund also might have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

      In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. However, the fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

      Index Futures Contracts and Options on Index Futures Contracts-The Equity 500 Index Portfolio may invest in index futures contracts, options on index futures contracts and options on securities indices.

           Index Futures Contracts-U.S. futures contracts have been designed by exchanges which have been designated "contracts markets" by the CFTC and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and through their clearing corporations.

           At the same time a futures contract on the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500" or the "Index") is purchased or sold, the Portfolio must allocate cash or securities as a deposit payment ("initial deposit"). It is expected that the initial deposit would be approximately 1-1/2% to 5% of a contract's face value. Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required.

           Options on Index Futures Contracts-The purchase of a call option on an index futures contract is similar in some respects to the purchase of a call option on such an index.

           The writing of a call option on a futures contract with respect to the Index constitutes a partial hedge against declining prices of the underlying securities that are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, the Portfolio will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Portfolio's holdings. The writing of a put option on an index futures contract constitutes a partial hedge against increasing prices of the underlying securities that are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Portfolio will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities that the Portfolio intends to purchase. If a put or call option the Portfolio has written is exercised, the Portfolio will incur a loss that will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Portfolio's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

           The purchase of a put option on a futures contract with respect to the Index is similar in some respects to the purchase of protective put options on the Index. For example, the Portfolio may purchase a put option on an index futures contract to hedge against the risk of lowering securities values.

           The amount of risk the Portfolio assumes when it purchases an option on a futures contract with respect to the Index is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of such an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

           The Equity 500 Index Portfolio Board has adopted the requirement that index futures contracts and options on index futures contracts be used as a hedge. Stock index futures may be used on a continual basis to equitize cash so that the Portfolio may maintain maximum equity exposure. The Portfolio will not enter into any futures contracts or options on futures contracts if immediately thereafter the amount of margin deposits on all the futures contracts of the Portfolio and premiums paid on outstanding options on futures contracts owned by the Portfolio would exceed 5% of the market value of the total assets of the Portfolio.

           Futures Contracts on Stock Indices-The Portfolio may enter into contracts providing for the making and acceptance of a cash settlement based upon changes in the value of an index of securities ("Futures Contracts"). This investment technique is designed only to hedge against anticipated future change in general market prices which otherwise might either adversely affect the value of securities held by the Portfolio or adversely affect the prices of securities which are intended to be purchased at a later date for the Portfolio.

           In general, each transaction in Futures Contracts involves the establishment of a position which will move in a direction opposite to that of the investment being hedged. If these hedging transactions are successful, the futures positions taken for the Portfolio will rise in value by an amount that approximately offsets the decline in value of the portion of the Portfolio's investments that are being hedged. Should general market prices move in an unexpected manner, the full anticipated benefits of Futures Contracts may not be achieved or a loss may be realized.

           Although Futures Contracts would be entered into for cash management purposes only, such transactions do involve certain risks. These risks could include a lack of correlation between the Futures Contract and the equity market, a potential lack of liquidity in the secondary market and incorrect assessments of market trends which may result in worse overall performance than if a Futures Contract had not been entered into.

           Brokerage costs will be incurred and "margin" will be required to be posted and maintained as a good-faith deposit against performance of obligations under Futures Contracts written into by the Portfolio. The Portfolio may not purchase or sell a Futures Contract (or options thereon) if immediately thereafter its margin deposits on its outstanding Futures Contracts (and its premium paid on outstanding options thereon) would exceed 5% of the market value of the Portfolio's total assets.

           Options on Securities Indices-The Portfolio may write (sell) covered call and put options to a limited extent on the Index ("covered options") in an attempt to increase income. Such options give the holder the right to receive a cash settlement during the term of the option based upon the difference between the exercise price and the value of the Index. The Portfolio may forgo the benefits of appreciation on the Index or may pay more than the market price or the Index pursuant to call and put options written by the Portfolio.

           By writing a covered call option, the Portfolio forgoes, in exchange for the premium less the commission ("net premium"), the opportunity to profit during the option period from an increase in the market value of the Index above the exercise price. By writing a covered put option, the Portfolio, in exchange for the net premium received, accepts the risk of a decline in the market value of the Index below the exercise price.

           The Portfolio may terminate its obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written.

           When the Portfolio writes an option, an amount equal to the net premium received by the Portfolio is included in the liability section of the Portfolio's Statement of Assets and Liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. If an option expires on its stipulated expiration date or if the Portfolio enters into a closing purchase transaction, the Portfolio will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold), and the deferred credit related to such option will be eliminated.

           The Portfolio has adopted certain other nonfundamental policies concerning index option transactions that are discussed above. The Portfolio's activities in index options also may be restricted by the requirements of the Code, for qualification as a RIC.

           The hours of trading for options on the Index may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

           Because options on securities indices require settlement in cash, BT may be forced to liquidate portfolio securities to meet settlement obligations.

           Options on Stock Indices-The Portfolio may purchase and write put and call options on stock indices listed on stock exchanges. A stock index fluctuates with changes in the market values of the stocks included in the index. Options on stock indices generally are similar to options on stock except that the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or the option may expire unexercised.

           Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Portfolio will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular stock.

      Loan Participation Interests-Loan participation interests represent interests in bank loans made to corporations. The contractual arrangement with the bank transfers the cash stream of the underlying bank loan to the participating investor. Because the issuing bank does not guarantee the participations, they are subject to the credit risks generally associated with the underlying corporate borrower. In addition, because it may be necessary under the terms of the loan participation for the investor to assert through the issuing bank such rights as may exist against the underlying corporate borrower, in the event the underlying corporate borrower fails to pay principal and interest when due, the investor may be subject to delays, expenses and risks that are greater than those that would have been involved if the investor had purchased a direct obligation (such as commercial paper) of such borrower. Moreover, under the terms of the loan participation, the investor may be regarded as a creditor of the issuing bank (rather than of the underlying corporate borrower), so that the issuer may also be subject to the risk that the issuing bank may become insolvent. Further, in the event of the bankruptcy or insolvency of the corporate borrower, the loan participation may be subject to certain defenses that can be asserted by such borrower as a result of improper conduct by the issuing bank. The secondary market, if any, for these loan participations is extremely limited and any such participations purchased by the investor are regarded as illiquid.

      Loan Transactions-Loan transactions involve the lending of securities to a broker-dealer or institutional investor for its use in connection with short sales, arbitrages or other security transactions. The purpose of a qualified loan transaction is to afford a lender the opportunity to continue to earn income on the securities loaned and at the same time earn fee income or income on the collateral held by it.

      Securities loans will be made in accordance with the following conditions: (1) the Portfolio must receive at least 100% collateral in the form of cash or cash equivalents, securities of the U.S. Government and its agencies and instrumentalities, and approved bank letters of credit; (2) the borrower must increase the collateral whenever the market value of the loaned securities (determined on a daily basis) rises above the level of collateral;
(3) the Portfolio must be able to terminate the loan after notice, at any time;
(4) the Portfolio must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest or other distributions on the securities loaned, and any increase in market value of the loaned securities; (5) the Portfolio may pay only reasonable custodian fees in connection with the loan; and (6) voting rights on the securities loaned may pass to the borrower, provided, however, that if a material event affecting the investment occurs, the AMR Trust Board or the Equity 500 Index Portfolio Board, as appropriate, must be able to terminate the loan and vote proxies or enter into an alternative arrangement with the borrower to enable the AMR Trust Board or the Equity 500 Index Portfolio Board, as appropriate, to vote proxies.

      While there may be delays in recovery of loaned securities or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to firms deemed by the AMR Trust Board or the Equity 500 Index Portfolio Board, as appropriate, to be of good financial standing and will not be made unless the consideration to be earned from such loans would justify the risk. Such loan transactions are referred to in this Statement of Additional Information as "qualified" loan transactions.

      The cash collateral so acquired through qualified loan transactions may be invested only in those categories of high quality liquid securities previously authorized by the AMR Trust Board or the Equity 500 Index Portfolio Board, as appropriate.

      Mortgage-Backed Securities-Mortgage-backed securities consist of both collateralized mortgage obligations and mortgage pass-through certificates.

           Collateralized Mortgage Obligations ("CMOs")-CMOs and interests in real estate mortgage investment conduits ("REMICs") are debt securities collateralized by mortgages, or mortgage pass-through securities. CMOs divide the cash flow generated from the underlying mortgages or mortgage pass-through securities into different groups referred to as "tranches," which are then retired sequentially over time in order of priority. The principal governmental issuers of such securities are the Federal National Mortgage Association ("FNMA"), a government sponsored corporation owned entirely by private stockholders and the Federal Home Loan Mortgage Corporation ("FHLMC"), a corporate instrumentality of the United States created pursuant to an act of Congress which is owned entirely by Federal Home Loan Banks. The issuers of CMOs are structured as trusts or corporations established for the purpose of issuing such CMOs and often have no assets other than those underlying the securities and any credit support provided. A REMIC is a mortgage securities vehicle that holds residential or commercial mortgages and issues securities representing interests in those mortgages. A REMIC may be formed as a corporation, partnership, or segregated pool of assets. The REMIC itself is generally exempt from federal income tax, but the income from the mortgages is reported by investors. For investment purposes, interests in REMIC securities are virtually indistinguishable from CMOs.

           Mortgage Pass-Through Certificates-Mortgage pass-through certificates are issued by governmental, government- related and private organizations which are backed by pools of mortgage loans.

      (1) Government National Mortgage Association ("GNMA") Mortgage Pass-Through Certificates ("Ginnie Maes")-GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. Ginnie Maes represent an undivided interest in a pool of mortgages that are insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veterans Administration. Ginnie Maes entitle the holder to receive all payments (including prepayments) of principal and interest owed by the individual mortgagors, net of fees paid to GNMA and to the issuer which assembles the mortgage pool and passes through the monthly mortgage payments to the certificate holders (typically, a mortgage banking firm), regardless of whether the individual mortgagor actually makes the payment. Because payments are made to certificate holders regardless of whether payments are actually received on the underlying mortgages, Ginnie Maes are of the "modified pass-through" mortgage certificate type. The GNMA is authorized to guarantee the timely payment of principal and interest on the Ginnie Maes. The GNMA guarantee is backed by the full faith and credit of the United States, and the GNMA has unlimited authority to borrow funds from the U.S. Treasury to make payments under the guarantee. The market for Ginnie Maes is highly liquid because of the size of the market and the active participation in the secondary market of security dealers and a variety of investors.

      (2) FHLMC Mortgage Participation Certificates ("Freddie Macs")-Freddie Macs represent interests in groups of specified first lien residential conventional mortgages underwritten and owned by the FHLMC. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. The FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. In cases where the FHLMC has not guaranteed timely payment of principal, the FHLMC may remit the amount due because of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable. Freddie Macs are not guaranteed by the United States or by any of the Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. The secondary market for Freddie Macs is highly liquid because of the size of the market and the active participation in the secondary market of the FHLMC, security dealers and a variety of investors.

      (3) FNMA Guaranteed Mortgage Pass-Through Certificates ("Fannie Maes")-Fannie Maes represent an undivided interest in a pool of conventional mortgage loans secured by first mortgages or deeds of trust, on one family or two to four family, residential properties. The FNMA is obligated to distribute scheduled monthly installments of principal and interest on the mortgages in the pool, whether or not received, plus full principal of any foreclosed or otherwise liquidated mortgages. The obligation of the FNMA under its guarantee is solely its obligation and is not backed by, nor entitled to, the full faith and credit of the United States.

      (4) Mortgage-Related Securities Issued by Private Organizations-Pools created by non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payments in such pools. However, timely payment of interest and principal of these pools is often partially supported by various enhancements such as over-collateralization and senior/subordination structures and by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers or the mortgage poolers. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

      Municipal Lease Obligations ("MLOs")-MLOs are issued by state and local governments and authorities to acquire land and a wide variety of equipment and facilities. These obligations typically are not fully backed by the municipality's credit and thus interest may become taxable if the lease is assigned. If funds are not appropriated for the following year's lease payments, a lease may terminate with the possibility of default on the lease obligation. With respect to MLOs purchased by the corresponding Portfolio of the Municipal Money Market Fund, the AMR

Trust Board has established the following guidelines for determining the liquidity of the MLOs in its portfolio, and, subject to review by the AMR Trust Board, has delegated that responsibility to the investment adviser: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; (4) the nature of the marketplace trades; (5) the likelihood that the marketability of the obligation will be maintained through the time the security is held by the Portfolio; (6) the credit quality of the issuer and the lessee; (7) the essentiality to the lessee of the property covered by the lease and (8) for unrated MLOs, the MLOs' credit status analyzed according to the factors reviewed by rating agencies.

      Private Activity Obligations-Private activity obligations are issued to finance, among other things, privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities and certain facilities for water supply, gas, electricity, sewage or solid waste disposal. Private activity obligations are also issued to privately held or publicly owned corporations in the financing of commercial or industrial facilities. The principal and interest on these obligations may be payable from the general revenues of the users of such facilities. Shareholders, depending on their individual tax status, may be subject to the federal alternative minimum tax on the portion of a distribution attributable to these obligations. Interest on private activity obligations will be considered exempt from federal income taxes; however, shareholders should consult their own tax advisers to determine whether they may be subject to the federal alternative minimum tax.

      Ratings of Long-Term Obligations-The Portfolio utilizes ratings provided by the following nationally recognized statistical rating organizations ("Rating Organizations") in order to determine eligibility of long-term obligations.

      The four highest Moody's Investors Service, Inc. ("Moody's") ratings for long-term obligations (or issuers thereof) are Aaa, Aa, A and Baa. Obligations rated Aaa are judged by Moody's to be of the best quality. Obligations rated Aa are judged to be of high quality by all standards. Together with the Aaa group, such debt comprises what is generally known as high-grade debt. Moody's states that debt rated Aa is rated lower than Aaa debt because margins of protection or other elements make long-term risks appear somewhat larger than for Aaa debt. Obligations which are rated A by Moody's possess many favorable investment attributes and are considered "upper medium-grade obligations." Obligations which are rated Baa by Moody's are considered to be medium grade obligations, i.e., they are neither highly protected or poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Moody's also supplies numerical indicators 1, 2, and 3 to rating categories. The modifier 1 indicates that the security is in the higher end of its rating category; the modifier 2 indicates a mid-range ranking; and modifier 3 indicates a ranking toward the lower end of the category.

      The four highest Standard & Poor's ratings for long-term obligations are AAA, AA, A and BBB. Obligations rated AAA have the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong. Obligations rated AA have a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree. Obligations rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions. Obligations rated BBB by Standard & Poor's are regarded as having adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

      Duff & Phelps' four highest ratings for long-term obligations are AAA, AA, A and BBB. Obligations rated AAA have the highest credit quality with risk factors being negligible. Obligations rated AA are of high credit quality and strong protection factors. Risk is modest but may vary slightly from time to time because of economic conditions. Obligations rated A have average but adequate protection factors. However, risk factors are more variable and greater in periods of economic stress. Obligations rated BBB have below average protection factors with considerable variability in risk during economic cycles, but are still considered sufficient for prudent investment.

      Thomson BankWatch ("BankWatch") long-term debt ratings apply to specific issues of long-term debt and preferred stock. They specifically assess the likelihood of an untimely repayment of principal or interest over the term to maturity of the rated instrument. BankWatch's four highest ratings for long-term obligations are AAA, AA, A and BBB. Obligations rated AAA indicate that the ability to repay principal and interest on a timely basis is very high. Obligations rated AA indicate a superior ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category. Obligations rated A indicate the ability to repay principal and interest is strong. Issues rated A could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings. BBB is the lowest investment grade category and indicates an acceptable capacity to repay principal and interest. Issues rated BBB are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

      Fitch IBCA, Inc. ("Fitch") investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner. Obligations rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonable foreseeable events. Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings. Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

      Standard & Poor's, Duff & Phelps and Fitch apply indicators, such as "+","-," or no character, to indicate relative standing within the major rating categories.

      Ratings of Municipal Obligations-Moody's ratings for state and municipal short-term obligations are designated Moody's Investment Grade or "MIG" with variable rate demand obligations being designated as "VMIG." A VMIG rating may also be assigned to commercial paper programs which are characterized as having variable short-term maturities but having neither a variable rate nor demand feature. Factors used in determination of ratings include liquidity of the borrower and short-term cyclical elements.

      Standard & Poor's uses SP-1, SP-2, and SP-3 to rate short-term municipal obligations. A rating of SP-1 denotes a very strong or strong capacity to pay principal and interest.


      Ratings of Short-Term Obligations-The rating P-1 is the highest short-term rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluations of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas;
(3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.


      Short-term obligations (or issuers thereof) rated A-1 by Standard & Poor's have the following characteristics. Liquidity ratios are adequate to meet cash requirements. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determines whether the issuer's short-term obligation is rated A-1, A-2, or A-3.

      IBCA's short-term rating of A-1 indicates obligations supported by the highest capacity for timely repayment. Where issues possess particularly strong credit features, a rating of A-1+ is assigned. Obligations rated A-2 are supported by a good capacity for timely repayment.

      The distinguishing feature of Duff & Phelps Credit Ratings' short-term rating is the refinement of the traditional 1 category. The majority of short-term debt issuers carry the highest rating, yet quality differences exist within that tier. Obligations rated D-1+ indicate the highest certainty of timely payment. Safety is just below risk-free U.S. Treasury obligations. Obligations rated D-1 have a very high certainty of timely payment. Risk factors are minor. Obligations rated D-1- have a high certainty of timely payment. Risk factors are very small. Obligations rated D-2 have good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

      Thomson BankWatch short-term ratings are intended to assess the likelihood of an untimely or incomplete payment of principal or interest. Obligations rated TBW-1 indicate a very high likelihood that principal and interest will be paid on a timely basis. While the degree of safety regarding timely payment of principal and interest is strong for an obligation rated TBW-2, the relative degree of safety is not as high as for issues rated TBW-1.

      Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes. A rating of F-1+ indicates exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest
degree of assurance for timely payment.   Obligations rated F-1 have very
strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+. Issues assigned a rating of F-2 indicate good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F- 1+ and F-1 ratings.

      Repurchase Agreements-A repurchase agreement, which provides a means to earn income on funds for periods as short as overnight, is an arrangement under which the purchaser (e.g., a Portfolio) purchases securities and the seller agrees, at the time of sale, to repurchase the securities at a specified time and price. The repurchase price will be higher than the purchase price, the difference being income to the purchaser, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the purchaser together with the repurchase price on repurchase. In either case, the income to the purchaser is unrelated to the interest rate on the securities subject to the repurchase agreement.

      Each Portfolio may enter into repurchase agreements with any bank or registered broker-dealer who, in the opinion of the AMR Trust Board or the Equity 500 Index Portfolio Board, as appropriate, presents a minimum risk of bankruptcy during the term of the agreement based upon guidelines that periodically are reviewed by the AMR Trust Board and the Equity 500 Index Portfolio Board. Each Portfolio may enter into repurchase agreements as a short-term investment of its idle cash in order to earn income. The securities will be held by a custodian (or agent) approved by the AMR Trust Board or the Equity 500 Index Portfolio Board, as appropriate, during the term of the agreement. However, if the market value of the securities subject to the repurchase agreement becomes less than the repurchase price (including interest), the Portfolio will direct the seller of the securities to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price.

      In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before the repurchase of the securities under a repurchase agreement, a Portfolio may encounter a delay and incur costs before being able to sell the security being held as collateral. Delays may involve loss of interest or decline in price of the securities. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the securities, in which case a Portfolio may incur a loss if the proceeds to the Portfolio from the sale of the securities to a third party are less than the repurchase price.

      Reverse Repurchase Agreements-The Portfolios may borrow funds for temporary purposes by entering into reverse repurchase agreements. Pursuant to such agreements, a Portfolio would sell portfolio securities to financial institutions such as banks and broker/dealers and agree to repurchase them at a mutually agreed-upon date and price. The Portfolios intend to enter into reverse repurchase agreements only to avoid selling securities to meet redemptions during market conditions deemed unfavorable by the investment adviser possessing investment authority. At the time a Portfolio enters into a reverse repurchase agreement, it will place in a segregated custodial account assets such as liquid high quality debt securities having a value not less than 100% of the repurchase price (including accrued interest), and will subsequently monitor the account to ensure that such required value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Portfolio may decline below the price at which such Portfolio is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by an investment company under the 1940 Act.

      Resource Recovery Obligations-Resource recovery obligations are a type of municipal revenue obligation issued to build facilities such as solid waste incinerators or waste-to-energy plants. Usually, a private corporation will be involved and the revenue cash flow will be supported by fees or units paid by municipalities for use of the facilities. The viability of a resource recovery project, environmental protection regulations and project operator tax incentives may affect the value and credit quality of these obligations.

      Revenue Obligations-Revenue obligations are backed by the revenue cash flow of a project or facility.

      Rights and Warrants-Rights are short-term warrants issued in conjunction with new stock issues. Warrants are options to purchase an issuer's securities at a stated price during a stated term. There is no specific limit on the percentage of assets a Portfolio may invest in rights and warrants, although the ability of some of the Portfolios to so invest is limited by their investment objectives or policies.

      Separately Traded Registered Interest and Principal Securities and Zero Coupon Obligations-Separately traded registered interest and principal securities or "STRIPS" and zero coupon obligations are securities that do not make regular interest payments. Instead they are sold at a discount from their face value. Each Portfolio will take into account as income a portion of the difference between these obligations' purchase prices and their face values. Because they do not pay coupon income, the prices of STRIPS and zero coupon obligations can be very volatile when interest rates change. STRIPS are zero coupon bonds issued by the U.S. Treasury.

      Tax, Revenue or Bond Anticipation Notes-Tax, revenue or bond anticipation notes are issued by municipalities in expectation of future tax or other revenues which are payable from these specific taxes or revenues. Bond anticipation notes usually provide interim financing in advance of an issue of bonds or notes, the proceeds of which are used to repay the anticipation notes. Tax-exempt commercial paper is issued by municipalities to help finance short-term capital or operating needs in anticipation of future tax or other revenue.

      U.S. Government Securities-U.S. Government securities are issued or guaranteed by the U.S. Government and include U.S. Treasury obligations (see definition below) and securities issued by U.S. agencies and instrumentalities.

      U. S. Government agencies or instrumentalities that issue or guarantee securities include, but are not limited to, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, GNMA, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Banks, FHLMC, Federal Intermediate Credit Banks, Federal Land Banks, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Inter-American Development Bank, Asian-American Development Bank, Agency for International Development, Student Loan Marketing Association and International Bank of Reconstruction and Development.

      Obligations of U.S. Government agencies and instrumentalities may or may not be supported by the full faith and credit of the United States. Some are backed by the right of the issuer to borrow from the Treasury; others are supported by discretionary authority of the U.S. Government to purchase the agencies' obligations; while still others, such as the Student Loan Marketing Association, are supported only by the credit of the instrumentality. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment.

      U.S. Treasury Obligations-U.S. Treasury obligations include bills, notes and bonds issued by the U.S. Treasury and Separately Traded Registered Interest and Principal component parts of such obligations known as STRIPS.

      Variable or Floating Rate Obligations-A variable rate obligation is one whose terms provide for the adjustment of its interest rate on set dates and which, upon such adjustment, can reasonably be expected to have a market value that approximates its par value. A floating rate obligation is one whose terms provide for the adjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Variable or floating rate obligations may be secured by bank letters of credit.

      Pursuant to Rule 2a-7 under the 1940 Act, variable or floating rate obligations with stated maturities of more than 397 days may be deemed to have shorter maturities as follows:

      (1) An obligation that is issued or guaranteed by the United States Government or any agency thereof which has a variable rate of interest readjusted no less frequently than every 762 days will be deemed by a Portfolio to have a maturity equal to the period remaining until the next readjustment of the interest rate.

      (2) A variable rate obligation, the principal amount of which is scheduled on the face of the instrument to be paid in 397 days or less, will be deemed by a Portfolio to have a maturity equal to the period remaining until the next readjustment of the interest rate.

      (3) A variable rate obligation that is subject to a demand feature will be deemed by a Portfolio to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

      (4) A floating rate obligation that is subject to a demand feature will be deemed by a Portfolio to have a maturity equal to the period remaining until the principal amount can be recovered through demand.

      As used above, an obligation is "subject to a demand feature" when a Portfolio is entitled to receive the principal amount of the obligation either at any time on no more than 30 days' notice or at specified intervals not exceeding one year and upon no more than 30 days' notice.

      Variable Rate Auction and Residual Interest Obligations-Variable rate auction and residual interest obligations are created when an issuer or dealer separates the principal portion of a long-term, fixed-rate municipal bond into two long-term, variable-rate instruments. The interest rate on one portion reflects short-term interest rates, while the interest rate on the other portion is typically higher than the rate available on the original fixed-rate bond.

      When-Issued and Delayed Delivery Securities-Delivery of and payment for securities on a when-issued or delayed delivery basis may take place as long as a month or more after the date of the purchase commitment. The value of these securities is subject to market fluctuation during this period and no income accrues to a Portfolio until settlement takes place. A Portfolio maintains with the Custodian a segregated account containing high grade liquid securities in an amount at least equal to these commitments. When entering into a when-issued or delayed delivery transaction, the Portfolio will rely on the other party to consummate the transaction; if the other party fails to do so, the Portfolio may be disadvantaged.

                              FINANCIAL STATEMENTS

      The American AAdvantage Funds' Annual Report to Shareholders for the period ended October 31, 1997 is supplied with the Statement of Additional Information, and the financial statements and accompanying notes appearing therein are incorporated by reference in this Statement of Additional Information.

                                   APPENDIX A


      The following table shows the performance of the S&P 500 Composite Stock Price Index for the periods indicated. Stock prices fluctuated widely during the periods but were higher at the end than at the beginning. The results shown should not be considered as a representation of the income or capital gain or loss that may be generated by the Index in the future or should this be considered a representation of the past or future performance of the S&P 500 Index Fund.



                    YEAR              TOTAL RETURN          YEAR             TOTAL RETURN          YEAR              TOTAL RETURN
                    ----              ------------          ----             ------------          ----              ------------
                    1997                    33.26%          1973                  -14.66%          1949                    18.79%
                    1996                    23.03%          1972                   18.98%          1948                     5.50%
                    1995                    37.49%          1971                   14.31%          1947                     5.71%
                    1994                     1.32%          1970                    4.01%          1946                    -8.07%
                    1993                     9.99%          1969                   -8.51%          1945                    36.44%
                    1992                     7.67%          1968                   11.06%          1944                    19.75%
                    1991                    30.55%          1967                   23.98%          1943                    25.90%
                    1990                    -3.17%          1966                  -10.06%          1942                    20.34%
                    1989                    31.49%          1965                   12.45%          1941                   -11.59%
                    1988                    16.81%          1964                   16.48%          1940                    -9.78%
                    1987                     5.23%          1963                   22.08%          1939                    -0.41%
                    1986                    18.47%          1962                   -8.73%          1938                    31.12%
                    1985                    32.16%          1961                   26.89%          1937                   -35.03%
                    1984                     6.27%          1960                    0.47%          1936                    33.92%
                    1983                    22.51%          1959                   11.96%          1935                    47.67%
                    1982                    21.41%          1958                   43.36%          1934                    -1.44%
                    1981                    -4.91%          1957                  -10.78%          1933                    53.99%
                    1980                    32.42%          1956                    6.56%          1932                    -8.19%
                    1979                    18.44%          1955                   31.56%          1931                   -43.34%
                    1978                     6.56%          1954                   52.62%          1930                   -24.90%
                    1977                    -7.18%          1953                   -0.99%          1929                    -8.42%
                    1976                    23.84%          1952                   18.73%          1928                    43.61%
                    1975                    37.20%          1951                   24.02%          1927                    37.49%
                    1974                   -26.47%          1950                   31.71%          1926                    11.62%


                               TABLE OF CONTENTS



Investment Restrictions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1


Trustees and Officers of the Trust and the AMR Trust  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5


Trustees and Officers of the Equity 500 Index Portfolio . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8


Management, Administrative Services and Distribution Fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9


Approach to Stock Selection . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10


Redemptions in Kind . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10


Investment Advisory Agreements  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10


Portfolio Securities Transactions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12


Net Asset Value . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14


Tax Information . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14


Yield and Total Return Quotations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17


Description of the Trust  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21


Control Persons and 5% Shareholders . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21


Other Information . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25


Financial Statements  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  37


Appendix A  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . A-1



                       STATEMENT OF ADDITIONAL INFORMATION

                          AMERICAN AADVANTAGE FUNDS(R)
                      AMERICAN AADVANTAGE MILEAGE FUNDS(sm)

                            -- PLATINUM CLASS(sm) --

                                  MARCH 1, 1998

       The American AAdvantage Money Market Fund(sm) (the "Money Market Fund"), the American AAdvantage Municipal Money Market Fund(sm) (the "Municipal Money Market Fund"), and the American AAdvantage U.S. Government Money Market Fund(sm), formerly the American AAdvantage U.S. Treasury Money Market Fund (the "U.S. Government Money Market Fund"), are three separate investment portfolios of the American AAdvantage Funds (the "AAdvantage Trust"). The American AAdvantage Money Market Mileage Fund (the "Mileage Fund") is a separate investment portfolio of the American AAdvantage Mileage Funds (the "Mileage Trust") (individually, a "Fund" and, collectively, the "Funds"). The AAdvantage Trust and the Mileage Trust (collectively the "Trusts") are open-end, diversified management investment companies. Each Fund consists of multiple classes of shares designed to meet the needs of different groups of investors. This Statement of Additional Information ("SAI") relates only to the Platinum Class of the Funds.

       Each Fund seeks its investment objective by investing all of its investable assets in a corresponding portfolio (individually, a "Portfolio" and, collectively, the "Portfolios") of the AMR Investment Services Trust ("AMR Trust") that has a similar name and an identical investment objective to the investing Fund.

       This SAI should be read in conjunction with the Platinum Class prospectus dated March 1, 1998 ("Prospectus"), a copy of which may be obtained without charge by calling (800) 388-3344.

       This SAI is not a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by a current Prospectus.


                             INVESTMENT RESTRICTIONS

       Each Fund has the following fundamental investment policy that enables it to invest in a corresponding Portfolio of the AMR Trust:

             Notwithstanding any other limitation, the Fund may invest all of its investable assets in an open-end management investment company with substantially the same investment objectives, policies and limitations as the Fund. For this purpose, "all of the Fund's investable assets" means that the only investment securities that will be held by the Fund will be the Fund's interest in the investment company.

       All other fundamental investment policies and the non-fundamental policies of each Fund and its corresponding Portfolio are identical. Therefore, although the following discusses the investment policies of each Portfolio and the AMR Trust's Board of Trustees ("AMR Trust Board"), it applies equally to each Fund and the AAdvantage Trust's Board of Trustees ("AAdvantage Board") and the Mileage Trust's Board of Trustees ("Mileage Trust Board"), as applicable.

       In addition to the investment limitations noted in the Prospectus, the following seven restrictions have been adopted by each Portfolio and may be changed with respect to any Portfolio only by the majority vote of that Portfolio's outstanding interests. "Majority of the outstanding voting securities" under the Investment Company Act of 1940, as amended (the "1940 Act"), and as used herein means, with respect to the Portfolio, the lesser of
(a) 67% of the interests of the Portfolio present at the meeting if the holders of more than 50% of the interests are present and represented at the interest holders' meeting or (b) more than 50% of the interests of the Portfolio. Whenever a Fund is requested to vote on a change in the investment restrictions of its corresponding Portfolio, that Fund will hold a meeting of its shareholders and will cast its votes as instructed by its shareholders. The percentage of a Fund's votes representing that Fund's shareholders not voting will be voted by the AAdvantage Board and the Mileage Trust Board in the same proportion as those Fund shareholders who do, in fact, vote.

No Portfolio may:

       1. Purchase or sell real estate or real estate limited partnership interests, provided, however, that the Portfolio may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein when consistent with the other policies and limitations described in the Prospectus.

       2. Purchase or sell commodities (including direct interests and/or leases in oil, gas or minerals) or commodities contracts, except with respect to forward foreign currency exchange contracts, foreign currency futures contracts and when-issued securities when consistent with the other policies and limitations described in the Prospectus.

       3. Engage in the business of underwriting securities issued by others except to the extent that, in connection with the disposition of securities, the Portfolio may be deemed an underwriter under federal securities law.

       4. Make loans to any person or firm, provided, however, that the making of a loan shall not be construed to include (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or (ii) the entry into repurchase agreements and further provided, however, that each Portfolio may lend its investment securities to broker-dealers or other institutional investors in accordance with the guidelines stated in the Prospectus.

       5. Purchase from or sell portfolio securities to its officers, Trustees or other "interested persons" of the AMR Trust, as defined in the 1940 Act, including its investment advisers and their affiliates, except as permitted by the 1940 Act and exemptive rules or orders thereunder.

       6. Issue senior securities except that the Portfolio may engage in when-issued and forward commitment transactions.

       7. Borrow money, except from banks or through reverse repurchase agreements for temporary purposes in an aggregate amount not to exceed 10% of the value of its total assets at the time of borrowing. In addition, although not a fundamental policy, the Portfolios intend to repay any money borrowed before any additional portfolio securities are purchased. See "Other Information" for a further description regarding reverse repurchase agreements.

       The following non-fundamental investment restriction applies to each Portfolio and may be changed with respect to a Portfolio by a majority vote of the AMR Trust Board: no Portfolio may purchase securities on margin, effect short sales (except that the Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases or sales of securities) or purchase or sell call options or engage in the writing of such options.

       All Portfolios may invest up to 10% of their total assets in the securities of other investment companies to the extent permitted by law. A Portfolio may incur duplicate advisory or management fees when investing in another mutual fund.


              TRUSTEES AND OFFICERS OF THE TRUSTS AND THE AMR TRUST

       The AAdvantage Board, the Mileage Trust Board and the AMR Trust Board provide broad supervision over each Trust's affairs. AMR Investment Services, Inc. (the "Manager") is responsible for the management and the administration of each Trust's assets, and each Trust's officers are responsible for the respective Trust's operations. The Trustees and officers of the Trusts and the AMR Trust are listed below, together with their principal occupations during the past five years. Unless otherwise indicated, the address of each person listed below is 4333 Amon Carter Boulevard, MD 5645, Fort Worth, Texas 76155.

                                         POSITION WITH
NAME, AGE AND ADDRESS                     EACH TRUST          PRINCIPAL OCCUPATION DURING PAST 5 YEARS
---------------------                    -------------        ----------------------------------------
William F. Quinn* (50)                   Trustee and          President, AMR Investment Services, Inc.
                                         President            (1986-Present); Chairman, American Airlines
                                                              Employees Federal Credit Union (October
                                                              1989-Present); Trustee, American Performance Funds
                                                              (1990-1994); Director, Crescent Real Estate
                                                              Equities, Inc. (1994 - Present); Trustee, American
                                                              AAdvantage Funds (1987-Present); Trustee, American
                                                              AAdvantage Mileage Funds (1995-Present).

Alan D. Feld (60)                        Trustee              Partner, Akin, Gump, Strauss, Hauer & Feld, LLP
1700 Pacific Avenue                                           (1960-Present)#; Director, Clear Channel
Suite 4100                                                    Communications (1984-Present); Director,
Dallas, Texas  75201                                          CenterPoint Properties, Inc. (1994-Present);
                                                              Trustee, American AAdvantage Funds (1993-Present);
                                                              Trustee, American AAdvantage Funds(1996- Present);
                                                              Trustee American AAdvantage Mileage Funds
                                                              (1996-Present).

Ben J. Fortson (65)                      Trustee              President and CEO, Fortson Oil Company
301 Commerce Street                                           (1958-Present); Director, Kimbell Art Foundation
Suite 3301                                                    (1964-Present); Director, Burnett Foundation
Fort Worth, Texas  76102                                      (1987-Present); Honorary Trustee, Texas Christian
                                                              University (1986-Present); Trustee, American
                                                              AAdvantage Funds (1996-Present); Trustee, American
                                                              AAdvantage Mileage Funds (1996-Present).

John S. Justin (81)                      Trustee              Chairman and Chief Executive Officer, Justin
2821 West Seventh Street                                      Industries, Inc. (a diversified holding company)
Fort Worth, Texas  76107                                      (1969-Present); Executive Board Member, Blue
                                                              Cross/Blue Shield of Texas (1985-Present); Board
                                                              Member, Zale Lipshy Hospital (June 1993-Present);
                                                              Trustee, Texas Christian University (1980-Present);
                                                              Director and Executive Board Member, Moncrief
                                                              Radiation Center (1985-Present); Director, Texas
                                                              New Mexico Enterprises (1984-1993); Director, Texas
                                                              New Mexico Power Company (1979-1993); Trustee,
                                                              American AAdvantage Funds (1989-Present); Trustee,
                                                              American AAdvantage Mileage Funds (1995-Present).

Stephen D. O'Sullivan* (62)              Trustee              Consultant (1994-Present); Vice President and
                                                              Controller (1985-1994), American Airlines, Inc.;
                                                              Trustee, American AAdvantage Funds (1987-Present);
                                                              Trustee, American AAdvantage Mileage Funds
                                                              (1995-Present).

                                         POSITION WITH
NAME, AGE AND ADDRESS                     EACH TRUST          PRINCIPAL OCCUPATION DURING PAST 5 YEARS
---------------------                    -------------        ----------------------------------------
Roger T. Staubach (56)                   Trustee              Chairman of the Board and Chief Executive Officer
6750 LBJ Freeway                                              of The Staubach Company (a commercial real estate
Dallas, TX  75240                                             company) (1982-Present); Director, Halliburton
                                                              Company (1991-Present); Director, Brinker
                                                              International (1993-Present); Director, International
                                                              Home Foods, Inc. (1997-Present); National Advisory
                                                              Board, The Salvation Army; Trustee, Institute for
                                                              Aerobics Research; Member, Executive Council,
                                                              Daytop/Dallas; Member, National Board of Governors,
                                                              United Way of America, former quarterback of the
                                                              Dallas Cowboys professional football team; Trustee,
                                                              American AAdvantage Mileage Funds (1995-Present).

Kneeland Youngblood, M.D. (41) (41)      Trustee              Physician   (1982-Present);President,    Youngblood
2305 Cedar Springs Road                                       Enterprises, Inc. (a
Suite 401                                                     health care private investment
Dallas, Texas  75201                                          and management firm) (1983-Present);   Trustee,
                                                              Teachers Retirement System of Texas (1996-
                                                              Present); Director, United States Enrichment
                                                              Corporation (1993-Present), Director, Just For the
                                                              Kids (1995-Present); Director, Starwood Financial
                                                              Trust (1998-Present); Member, Council on Foreign
                                                              Relations (1995-Present); Trustee, American AAdvantage
                                                              Funds (1996-Present); Trustee, American AAdvantage
                                                              Mileage Funds (1996-Present).

Nancy A. Eckl (35)                       Vice President       Vice President, AMR Investment Services, Inc.
                                                              (December 1990-Present).

Michael W. Fields (44)                   Vice President       Vice President, AMR Investment Services, Inc.
                                                              (August 1988-Present).

Barry Y. Greenberg (34)                  Vice President       Director, Legal and Compliance, AMR Investment
                                         and Assistant        Services, Inc. (1995-Present); Branch Chief
                                         Secretary            (1992-1995) and Staff Attorney (1988-1992),
                                                              Securities and Exchange Commission.

Rebecca L. Harris (31)                   Treasurer            Director of Finance (1995-Present), Controller
                                                              (1991-1995), AMR Investment Services, Inc.

John B. Roberson (39)                    Vice President       Vice President, AMR Investments Services, Inc.
                                                              (1991-Present).

Thomas E. Jenkins, Jr. (31)              Assistant Secretary  Senior Compliance Analyst, AMR Investment
                                                              Services, Inc. (1996-Present); Staff Accountant
                                                              (1994-1996) and Compliance Examiner (1991-1994),
                                                              Securities and Exchange Commission.

                                         POSITION WITH
NAME, AGE AND ADDRESS                     EACH TRUST          PRINCIPAL OCCUPATION DURING PAST 5 YEARS
---------------------                    -------------        ----------------------------------------
Adriana R. Posada (43)                   Assistant Secretary  Senior Compliance Analyst (1996-Present) and
                                                              Compliance Analyst (1993-1996), AMR Investment
                                                              Services, Inc.; Special Sales Representative,
                                                              American Airlines, Inc. (1991-1993).

Robert J. Zutz (45)                      Assistant            Partner, Kirkpatrick & Lockhart LLP (law firm)
1800 Massachusetts Ave. NW               Secretary
Washington, D.C. 20036


# The law firm of Akin, Gump, Strauss, Hauer & Feld LLP ("Akin, Gump") provides legal services to American Airlines, Inc., an affiliate of the Manager. Mr. Feld has advised the Trusts that he has had no material involvement in the services provided by Akin, Gump to American Airlines, Inc. and that he has received no material benefit in connection with these services. Akin, Gump does not provide legal services to the Manager or AMR Corporation.

* Messrs. Quinn and O'Sullivan, by virtue of their current or former positions, are deemed to be "interested persons" of each Trust and the AMR Trust as defined by the 1940 Act.

    All Trustees and officers as a group own less than 1% of the outstanding shares of any of the Funds.


    As compensation for their service to the Trusts and the AMR Trust, the Independent Trustees and their spouses receive free air travel from American Airlines, Inc., an affiliate of the Manager. The Trusts and the AMR Trust do not pay for these travel arrangements. However, the Trusts and the AMR Trust compensate each Trustee with payments in an amount equal to the Trustees' income tax on the value of this free airline travel. Mr. O'Sullivan, whom as a retiree of American Airlines, Inc. already receives free airline travel, receives compensation annually of up to three round trip airline tickets for each of his three adult children. Trustees are also reimbursed for any expenses incurred in attending Board meetings. These amounts (excluding reimbursements) are reflected in the following table for the fiscal year ended October 31, 1997.



                                                                            Pension or
                                                                            Retirement
                                        Aggregate         Aggregate          Benefits                              Total
                                      Compensation       Compensation       Accrued as         Estimated        Compensation
                                        From the           From the         Part of the         Annual        From AAdvantage
                                       AAdvantage          Mileage            Trusts'       Benefits Upon      Funds Complex
Name of Trustee                           Trust             Trust            Expenses         Retirement         (27 Funds)
---------------                       ------------       ------------       -----------     -------------     ---------------
William F. Quinn                           $0                 $0                $0                $0                 $0
Alan D. Feld                             $15,962           $15,962              $0                $0              $63,850
Ben J. Fortson                           $6,802             $6,802              $0                $0              $27,209
John S. Justin                            $225               $225               $0                $0                $901
Stephen D. O'Sullivan                     $493               $493               $0                $0               $1,973
Roger T. Staubach                        $8,269             $8,269              $0                $0              $33,076
Kneeland Youngblood, M.D.                $9,525             $9,525              $0                $0              $38,099




            MANAGEMENT, ADMINISTRATIVE SERVICES AND DISTRIBUTION FEES

       As described more fully in the Prospectus, the Manager is paid a management fee as compensation for its administrative services, for paying investment advisory fees and for providing the Portfolios with advisory and asset allocation services. Management fees for the AAdvantage Trust for the fiscal years ended October 31 were approximately as follows: 1995, $7,603,000 of which approximately $3,985,000 was paid by the Manager to the other investment advisers; 1996, $10,853,000 of which approximately $5,403,000 was paid by the Manager to the other investment advisers; and 1997, $13,730,443 of which approximately $7,061,014 was paid by the Manager to the other investment advisers. Management fees in the amount of approximately $29,000, $44,000 and $7,309 were waived by the Manager during the fiscal years ended October 31, 1995, 1996 and 1997, respectively. These amounts include payments by Portfolios in the AAdvantage Trust other than the Funds.

       In addition to the management fee, the Manager is paid an administrative services fee for providing administrative and management services (other than investment advisory services) to the Funds. Administrative services fees for the AAdvantage Trust for the fiscal years ended October 31 were approximately as follows: 1995, $2,731,000; 1996, $2,893,400; and 1997, $4,538,345.
Administrative service fees in the amount of approximately $9,000 were waived by the Manager during the fiscal year ended October 31, 1995. These amounts include payments by Portfolios in the AAdvantage Trust other than the Funds.

       Brokers Transaction Services, Inc. ("BTS"), is the distributor of the Funds' shares and, as such, receives an annualized fee of $50,000 from the Manager for distributing the shares of the Trusts.


                               REDEMPTIONS IN KIND

       Although each Fund intends to redeem shares in cash, each reserves the right to pay the redemption price in whole or in part by a distribution of readily marketable securities held by the applicable Fund's corresponding Portfolio. However, shareholders always will be entitled to redeem shares for cash up to the lesser of $250,000 or 1% of the applicable Fund's net asset value during any 90 day period. Redemption in kind is not as liquid as a cash redemption. In addition, if redemption is made in kind, shareholders who receive securities and sell them could receive less than the redemption value of their securities and could incur certain transactions costs.


                                 NET ASSET VALUE

       It is the policy of the Funds to attempt to maintain a constant price per share of $1.00. There can be no assurance that a $1.00 net asset value per share will be maintained. The portfolio instruments held by each Fund's corresponding Portfolio are valued based on the amortized cost valuation technique pursuant to Rule 2a-7 under the 1940 Act. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value. Such market fluctuations are generally in response to changes in interest rates. Use of the amortized cost valuation method requires the Funds' corresponding Portfolios to purchase instruments having remaining maturities of 397 days or less, to maintain a dollar-weighted average portfolio maturity of 90 days or less, and to invest only in securities determined by the AMR Trust Board to be of high quality with minimal credit risks. The corresponding portfolios of the Money Market Funds may invest in issuers or instruments that at the time of purchase have received the highest short-term rating by two Rating Organizations, such as "D-1" by Duff & Phelps and "F-1" by Fitch IBCA, Inc., and have received the next highest short-term rating by other Rating Organizations, such as "A-2" by Standard & Poors and "P-2" by Moody's Investors Service, Inc. See "Ratings of Municipal Obligations" and "Ratings of Short-Term Obligations" for further information concerning ratings.


                                 TAX INFORMATION

TAXATION OF THE FUNDS

       To qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended ("Code"), each Fund (each of which is treated as a separate corporation for these purposes) must, among other requirements:

           Derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or certain other income;

           Diversify its investments in securities within certain statutory limits; and

           Distribute annually to its shareholders at least 90% of its investment company taxable income (generally, taxable net investment income plus net short-term capital gain) plus, in the case of the Municipal Money Market Fund, net interest income excludable from gross income under Section 103(a) of the Code ("Distribution Requirement").


       Each Fund has received either a ruling from the Internal Revenue Service ("IRS") or an opinion of counsel that the Fund, as an investor in its corresponding Portfolio, is deemed to own a proportionate share of the Portfolio's assets and to earn the income on that share for purposes of determining whether the Fund satisfies the Income and Diversification Requirements described above to qualify as a RIC.


       See the next section for a discussion of the tax consequences to the Funds of certain investments by the Portfolios.

TAXATION OF THE PORTFOLIOS

       Each Portfolio has received a ruling from the IRS or an opinion of counsel to the effect that, among other things, each Portfolio is or should be classified as a separate partnership for federal income tax purposes and is not a "publicly traded partnership." As a result, each Portfolio is not or should not be subject to federal income tax; instead, each investor in a Portfolio, such as a Fund, is required to take into account in determining its federal income tax liability its share of the Portfolio's income, gains, losses, deductions, credits and tax preference items, without regard to whether it has received any cash distributions from the Portfolio.

       Because, as noted above, each Fund is deemed to own a proportionate share of its corresponding Portfolio's assets and to earn a proportionate share of its corresponding Portfolio's income for purposes of determining whether the Fund satisfies the requirements to qualify as a RIC, each Portfolio intends to conduct its operations so that its corresponding Fund will be able to satisfy all those requirements.

       Distributions to a Fund from its corresponding Portfolio (whether pursuant to a partial or complete withdrawal or otherwise) will not result in the Fund's recognition of any gain or loss for federal income tax purposes, except that (1) gain will be recognized to the extent any cash that is distributed exceeds the Fund's basis for its interest in the Portfolio before the distribution, (2) income or gain will be recognized if the distribution is in liquidation of the Fund's entire interest in the Portfolio and includes a disproportionate share of any unrealized receivables held by the Portfolio and
(3) loss will be recognized if a liquidation distribution consists solely of cash and/or unrealized receivables. A Fund's basis for its interest in its corresponding Portfolio generally will equal the amount of cash and the basis of any property the Fund invests in the Portfolio, increased by the Fund's share of the Portfolio's net income and gains and decreased by (a) the amount of cash and the basis of any property the Portfolio distributes to the Fund and (b) the Fund's share of the Portfolio's losses.

       The Municipal Money Market Fund's corresponding Portfolio may acquire zero coupon or other securities issued with original issue discount. As an investor in the Portfolio that holds those securities, the Municipal Money Market Fund would have to include in its income its share of the original issue discount that accrues on the securities during the taxable year, even if the Portfolio (and, hence, the Fund) receives no corresponding payment on the securities during the year. Because each Fund annually must distribute substantially all of its investment company taxable income, including any original issue discount, to satisfy the Distribution Requirement and avoid imposition of the 4% excise tax described in the Prospectus, the Municipal Money Market Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions would be made from the Fund's cash assets, if any, or the proceeds of redemption of a portion of the Municipal Money Market Fund's interest in its corresponding Portfolio (which redemption proceeds would be paid from the Portfolio's cash assets or the proceeds of sales of portfolio securities, if necessary). The Portfolio might realize capital gains or losses from any such sales, which would increase or decrease the Municipal Money Market Fund's investment company taxable income and/or net capital gain (the excess of net long-term capital gain over net short-term capital loss). In addition, any such gains might be realized on the disposition of securities held for less than three months. Because of the Short-Short Limitation applicable to the Fund, any such gains would reduce the Portfolio's ability to sell other securities held for less than three months that it might wish to sell in the ordinary course of its portfolio management.

TAXATION OF THE FUNDS' SHAREHOLDERS

       Distributions by the Municipal Money Market Fund of the amount by which the Fund's share of its corresponding Portfolio's income on tax-exempt securities exceeds certain amounts disallowed as deductions, designated by the Fund as "exempt-interest dividends," generally may be excluded from gross income by its shareholders. Dividends paid by the Municipal Money Market Fund will qualify as exempt-interest dividends if, at the close of each quarter of its taxable year, at least 50% of the value of its total assets (including its share of the Municipal Money Market Portfolio's assets) consists of securities the interest on which is excludable from gross income under Section 103(a) of the Code. The Municipal Money Market Fund intends to continue to satisfy this requirement. The aggregate dividends excludable from shareholders' gross income may not exceed the Municipal Money Market Fund's net tax-exempt income. The shareholders' treatment of dividends from the Municipal Money Market Fund under state and local income tax laws may differ from the treatment thereof under the Code.

       Exempt-interest dividends received by a corporate shareholder may be indirectly subject to the alternative minimum tax. In addition, entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by private activity bonds ("PABs") or industrial development bonds ("IDBs") should consult their tax advisers before purchasing shares of the Municipal Money Market Fund because, for users of certain of these facilities, the interest on those bonds is not exempt from federal income tax. For these purposes, the term "substantial user" is defined generally to include a "non-exempt person" who regularly uses in trade or business a part of a facility financed from the proceeds of PABs or IDBs.

       Up to 85% of social security and railroad retirement benefits may be included in taxable income for recipients whose adjusted gross income (including income from tax-exempt sources such as the Municipal Money Market Fund) plus 50% of their benefits exceeds certain base amounts. Exempt-interest dividends from the Municipal Money Market Fund still are tax-exempt to the extent described above; they are only included in the calculation of whether a recipient's income exceeds the established amounts.

       The foregoing is only a summary of some of the important federal tax considerations affecting the Funds and their shareholders and is not intended as a substitute for careful tax planning. Accordingly, prospective investors are advised to consult their own tax advisers for more detailed information regarding the above and for information regarding federal, state, local and foreign taxes.


                        YIELD AND TOTAL RETURN QUOTATIONS

       The Platinum Class of the AAdvantage Trust commenced operations on November 7, 1995 and the Platinum Class of the Mileage Trust commenced operations on January 29, 1996. For purposes of advertising performance, and in accordance with Securities and Exchange Commission staff interpretations, the Funds in the AAdvantage Trust have adopted the performance of the Institutional Class of the Funds in the AAdvantage Trust for periods prior to the inception date. The Mileage Fund has adopted the performance of the American AAdvantage Money Market Mileage Fund - Mileage Class for periods prior to its inception date. The performance results for the Platinum Class will be lower, because the figures for the other classes (except for the Mileage Fund) do not reflect the 12b-1 fees, Administrative Services Plan fees or other class expenses that will be borne by the Platinum Class.

       A quotation of yield on shares of the Funds may appear from time to time in advertisements and in communications to shareholders and others. Quotations of yields are indicative of yields for the limited historical period used but not for the future. Yield will vary as interest rates and other conditions change. Yield also depends on the quality, length of maturity and type of instruments invested in by the Funds, and the applicable Fund's operating expenses. A comparison of the quoted yields offered for various investments is valid only if yields are calculated in the same manner. In addition, other similar investment companies may have more or less risk due to differences in the quality or maturity of securities held.

       The yields of the Funds may be calculated in one of two ways:

       (1) Current Yield--the net average annualized return without compounding accrued interest income. For a 7-day current yield, this is computed by dividing the net change in value over a 7 calendar-day period of a hypothetical account having one share at the beginning of a 7 calendar-day period by the value of the account at the beginning of this period to determine the "base period return". The quotient is multiplied by 365 divided by 7 and stated to two decimal places. A daily current yield is calculated by multiplying the net change in value over one day by 365 and stating it to two decimal places. Income other than investment income and capital changes, such as realized gains and losses from the sale of securities and unrealized appreciation and depreciation, are excluded in calculating the net change in value of an account. However, this calculation includes the aggregate fees and other expenses that are charged to all shareholder accounts in a Fund. In determining the net change in value of a hypothetical account, this value is adjusted to reflect the value of any additional shares purchased with dividends from the original share and dividends declared on both the original share and any such additional shares.

       (2) Effective Yield--the net average annualized return as computed by compounding accrued interest income. In determining the 7-day effective yield, a Fund will compute the "base period return" in the same manner used to compute the "current yield" over a 7 calendar-day period as described above. One is then added to the base period return and the sum is raised to the 365/7 power. One is subtracted from the result, according to the following formula:

             EFFECTIVE YIELD = [ (BASE PERIOD RETURN + 1)365/7 ] - 1

       The current and effective yields for the Funds are as follows:

                                                                          Current yield for       Effective yield for
                                                     Current daily      the seven-day period     the seven-day period
                                                      yield as of               ended                    ended
   Platinum Class                                   October 31, 1997      October 31, 1997         October 31, 1997
   --------------                                   ----------------    --------------------     --------------------
       Money Market Fund                                 4.83%                  4.82%                    4.94%
       Municipal Money Market Fund                       2.79%                  2.79%                    2.83%
       U.S. Government Money Market Fund                 4.72%                  4.64%                    4.75%
       Mileage Fund                                      4.69%                  4.68%                    4.79%

       The Municipal Money Market Fund also may advertise a tax-equivalent current and effective yield. The tax-equivalent yields are calculated as follows:

     CURRENT YIELD/(1 - APPLICABLE TAX RATE) = CURRENT TAX-EQUIVALENT YIELD

   EFFECTIVE YIELD/(1 - APPLICABLE TAX RATE) = EFFECTIVE TAX-EQUIVALENT YIELD

       Based on these formulas, the current and effective tax-equivalent yields for the Municipal Money Market Fund for the seven day period ending October 31, 1997 were 4.62% and 4.69%, respectively (based upon a 39.6% personal tax rate).

       The advertised total return for a class of a Fund would be calculated by equating an initial amount invested in a class of a Fund to the ending redeemable value, according to the following formula:

                                 P(1 + T)N= ERV

where "P" is a hypothetical initial payment of $1,000; "T" is the average annual total return for the Fund; "n" is the number of years involved; and "ERV" is the ending redeemable value of a hypothetical $1,000 payment made in the Fund at the beginning of the investment period covered.

       Based on this formula, annualized total returns were as follows for the periods indicated:


                                                                         For the         For the
                                                       For the          five-year        ten-year      For the period from
                                                   one-year period    period ended     period ended     commencement of
                                                    ended October      October 31,     October 31,     operations through
Platinum Class                                       31, 1997(1)         1997(1)         1997(1)       October 31, 1997(1)
--------------                                     ---------------    ------------     ------------    -------------------
   Money Market Fund                                    4.88%             4.59%           5.95%               5.98%
   Municipal Money Market Fund                          2.82%             N/A(2)           N/A(2)             2.97%
   U. S. Government Money Mkt. Fund (3)                 4.63%             4.35%            N/A(2)             4.25%
   Mileage Fund                                         4.72%             4.36%           5.81%               5.84%


(1) Performance of the Funds of the AAdvantage Trust represents total returns achieved by the Institutional Class from the inception date of each Fund up to the inception date of the Platinum Class on 11/7/95. Performance of the Mileage Fund represents total return of the Money Market Fund-Institutional Class (9/1/87-10/31/91); the Money Market Fund-Mileage Class (11/1/91-10/31/95); the
Money Market Mileage Fund-Mileage Class (11/1/95-1/28/96) and the Money Market Mileage Fund-Platinum Class since its 1/29/96 inception. Total returns have not been adjusted for any difference between the fees and expenses of each Fund and the historical fees and expenses of the predecessor Funds. Inception dates are:
Money Market Fund-Institutional Class, 9/1/87; Municipal Money Market Fund-Institutional Class, 11/10/93; U.S. Government Money Market Fund-Institutional Class, 3/1/92.

(2) The Fund was not operational during this period.

(3) Prior to March 1, 1997, the U.S. Government Money Market Fund was known as the U.S. Treasury Money Market Fund and operated under different investment policies.

       Each Fund also may use "aggregate" total return figures for various periods which represent the cumulative change in value of an investment in a Fund for the specific period. Such total returns reflect changes in share prices of a Fund and assume reinvestment of dividends and distributions.

       In reports or other communications to shareholders or in advertising material, each class of a Fund may from time to time compare its performance with that of other mutual funds in rankings prepared by Lipper Analytical Services, Inc., Morningstar, Inc., IBC Financial Data, Inc. and other similar independent services which monitor the performance of mutual funds or publications such as the "New York Times," "Barrons" and the "Wall Street Journal." Each Fund also may compare its performance with various indices prepared by independent services such as Standard & Poor's, Morgan Stanley or Lehman Brothers or to unmanaged indices that may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

       Advertisements for the Funds may mention that the Funds offer a variety of investment options. They also may compare the Funds to federally insured investments such as bank certificates of deposit and credit union deposits, including the long-term effects of inflation on these types of investments. Advertisements also may compare the historical rate of return of different types of investments. Information concerning broker-dealers who sell the Funds also may appear in advertisements for the Funds, including their ranking as established by various publications compared to other broker-dealers.

       From time to time, the Manager may use contests as a means of promoting the American AAdvantage Funds and the American AAdvantage Mileage Funds. Prizes may include free air travel and/or hotel accommodations. Listings for certain of the Funds may be found in newspapers under the heading Amer AAdvant.

       Each Fund may advertise the standard deviation of its returns for various time periods and compare its standard deviation to that of various indices. Standard deviation of returns over time is a measure of volatility. It indicates the spread of returns about their central tendency or mean. In theory, a Fund that is more volatile should receive a higher return in exchange for taking extra risk. Standard deviation is a well-accepted statistic to gauge the riskiness of an investment strategy and measure its historical volatility as a predictor of risk, although the measure is subject to time selection bias.


                            DESCRIPTION OF THE TRUST

       The AAdvantage Trust, organized on January 16, 1987 and the Mileage Trust, organized on February 22, 1995, (originally named American AAdvantage Funds II) are entities of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for its obligations. However, each Trust's Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust also provides that the Trusts may maintain appropriate insurance (for example, fidelity bonding) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents to cover possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss due to shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations. The Trust has not engaged in any other business. The Platinum Class was created as an investment vehicle for cash balances of customers of certain broker-dealers.

                       CONTROL PERSONS AND 5% SHAREHOLDERS

       There are no persons deemed to control any of the Funds by virtue of their ownership of more than 25% of the outstanding shares of a Fund as of January 31, 1998.

       The following persons are record owners of 5% or more of the outstanding shares of the Platinum Class of the Funds as of January 31, 1998:


American AAdvantage Money Market Fund
Southwest Securities, Inc..................................................84%
1201 Elm Street, Suite 4300
Dallas, TX  75270-2180

American AAdvantage Municipal Money Market Fund
Southwest Securities, Inc..................................................87%
1201 Elm Street, Suite 4300
Dallas, TX  75270-2180

American AAdvantage U.S. Government Money Market Fund
Southwest Securities, Inc..................................................89%
1201 Elm Street, Suite 4300
Dallas, TX  75270-2180

American AAdvantage Money Market Mileage Fund
Southwest Securities, Inc..................................................44%
1201 Elm Street, Suite 4300
Dallas, TX  75270-2180



                                OTHER INFORMATION

       Bank Deposit Notes-Bank deposit notes are obligations of a bank, rather than bank holding company corporate debt. The only structural difference between bank deposit notes and certificates of deposit is that interest on bank deposit notes is calculated on a 30/360 basis as are corporate notes/bonds. Similar to certificates of deposit, deposit notes represent bank level investments and, therefore, are senior to all holding company corporate debt.

       Bankers' Acceptances-Bankers' acceptances are short-term credit instruments designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

       Cash Equivalents-Cash equivalents include certificates of deposit, bearer deposit notes, bankers' acceptances, government obligations, commercial paper, short-term corporate debt securities and repurchase agreements.

       Certificates of Deposit-Certificates of deposit are issued against funds deposited in an eligible bank (including its domestic and foreign branches, subsidiaries and agencies), are for a definite period of time, earn a specified rate of return and are normally negotiable.

       Commercial Paper-Commercial paper refers to promissory notes representing an unsecured debt of a corporation or finance company with a fixed maturity of no more than 270 days. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

       Derivatives-Generally, a derivative is a financial arrangement, the value of which is based on, or "derived" from, a traditional security, asset or market index. Some "derivatives" such as mortgage-related and other asset-backed securities are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities. There are, in fact, many different types of derivatives and many different ways to use them. There are a range of risks associated with those uses.

       Full Faith and Credit Obligations of the U.S. Government-Securities issued or guaranteed by the U.S. Treasury, backed by the full taxing power of the U.S. Government or the right of the issuer to borrow from the U.S. Treasury.

       Illiquid Securities. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act, securities that are otherwise not readily marketable and repurchase agreements having a remaining maturity of longer than seven calendar days. Securities that have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven calendar days. A mutual fund also might have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

       In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. However, the fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

       Loan Participation Interests-Loan participation interests represent interests in bank loans made to corporations. The contractual arrangement with the bank transfers the cash stream of the underlying bank loan to the participating investor. Because the issuing bank does not guarantee the participations, they are subject to the credit risks generally associated with the underlying corporate borrower. In addition, because it may be necessary under the terms of the loan participation for the investor to assert through the issuing bank such rights as may exist against the underlying corporate borrower, in the event the underlying corporate borrower fails to pay principal and interest when due, the investor may be subject to delays, expenses and risks that are greater than those that would have been involved if the investor had purchased a direct obligation (such as commercial paper) of such borrower. Moreover, under the terms of the loan participation, the investor may be regarded as a creditor of the issuing bank (rather than of the underlying corporate borrower), so that the issuer also may be subject to the risk that the issuing bank may become insolvent. Further, in the event of the bankruptcy or insolvency of the corporate borrower, the loan participation may be subject to certain defenses that can be asserted by such borrower as a result of improper conduct by the issuing bank. The secondary market, if any, for these loan participations is extremely limited and any such participations purchased by the investor are regarded as illiquid.

       Loan Transactions-Loan transactions involve the lending of securities to a broker-dealer or institutional investor for its use in connection with short sales, arbitrages or other security transactions. The purpose of a qualified loan transaction is to afford a lender the opportunity to continue to earn income on the securities loaned and at the same time earn fee income or income on the collateral held by it.

       Securities loans will be made in accordance with the following conditions: (1) the Portfolio must receive at least 100% collateral in the form of cash or cash equivalents, securities of the U.S. Government and its agencies and instrumentalities, and approved bank letters of credit; (2) the borrower must increase the collateral whenever the market value of the loaned securities (determined on a daily basis) rises above the level of collateral; (3) the Portfolio must be able to terminate the loan after notice, at any time; (4) the Portfolio must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest or other distributions on the securities loaned, and any increase in market value of the loaned securities; (5) the Portfolio may pay only reasonable custodian fees in connection with the loan; and (6) voting rights on the securities loaned may pass to the borrower, provided, however, that if a material event affecting the investment occurs, the AMR Trust Board must be able to terminate the loan and vote proxies or enter into an alternative arrangement with the borrower to enable the AMR Trust Board to vote proxies.

       While there may be delays in recovery of loaned securities or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to firms deemed by the AMR Trust Board to be of good financial standing and will not be made unless the consideration to be earned from such loans would justify the risk. Such loan transactions are referred to in this Statement of Additional Information as "qualified" loan transactions.

       The cash collateral so acquired through qualified loan transactions may be invested only in those categories of high quality liquid securities previously authorized by the AMR Trust Board.

       Mortgage-Backed Securities-Mortgage-backed securities consist of both collateralized mortgage obligations and mortgage pass-through certificates.

           Collateralized Mortgage Obligations ("CMOs")-CMOs and interests in real estate mortgage investment conduits ("REMICs") are debt securities collateralized by mortgages, or mortgage pass-through securities. CMOs divide the cash flow generated from the underlying mortgages or mortgage pass-through securities into different groups referred to as "tranches," which are then retired sequentially over time in order of priority. The principal governmental issuers of such securities are the Federal National Mortgage Association ("FNMA"), a government sponsored corporation owned entirely by private stockholders and the Federal Home Loan Mortgage Corporation ("FHLMC"), a corporate instrumentality of the United States created pursuant to an act of Congress which is owned entirely by Federal Home Loan Banks. The issuers of CMOs are structured as trusts or corporations established for the purpose of issuing such CMOs and often have no assets other than those underlying the securities and any credit support provided. A REMIC is a mortgage securities vehicle that holds residential or commercial mortgages and issues securities representing interests in those mortgages. A REMIC may be formed as a corporation, partnership, or segregated pool of assets. The REMIC itself is generally exempt from federal income tax, but the income from the mortgages is reported by investors. For investment purposes, interests in REMIC securities are virtually indistinguishable from CMOs.

           Mortgage Pass-Through Certificates-Mortgage pass-through certificates are issued by governmental, government-related and private organizations which are backed by pools of mortgage loans.

       (1) Government National Mortgage Association ("GNMA") Mortgage Pass-Through Certificates ("Ginnie Maes")-GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. Ginnie Maes represent an undivided interest in a pool of mortgages that are insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veterans Administration. Ginnie Maes entitle the holder to receive all payments (including prepayments) of principal and interest owed by the individual mortgagors, net of fees paid to GNMA and to the issuer which assembles the mortgage pool and passes through the monthly mortgage payments to the certificate holders (typically, a mortgage banking firm), regardless of whether the individual mortgagor actually makes the payment. Because payments are made to certificate holders regardless of whether payments are actually received on the underlying mortgages, Ginnie Maes are of the "modified pass-through" mortgage certificate type. The GNMA is authorized to guarantee the timely payment of principal and interest on the Ginnie Maes. The GNMA guarantee is backed by the full faith and credit of the United States, and the GNMA has unlimited authority to borrow funds from the U.S. Treasury to make payments under the guarantee. The market for Ginnie Maes is highly liquid because of the size of the market and the active participation in the secondary market of security dealers and a variety of investors.

       (2) FHLMC Mortgage Participation Certificates ("Freddie Macs")-Freddie Macs represent interests in groups of specified first lien residential conventional mortgages underwritten and owned by the FHLMC. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. The FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. In cases where the FHLMC has not guaranteed timely payment of principal, the FHLMC may remit the amount due because of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable. Freddie Macs are not guaranteed by the United States or by any of the Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home

Loan Bank. The secondary market for Freddie Macs is highly liquid because of the size of the market and the active participation in the secondary market of the FHLMC, security dealers and a variety of investors.

       (3) FNMA Guaranteed Mortgage Pass-Through Certificates ("Fannie Maes")-Fannie Maes represent an undivided interest in a pool of conventional mortgage loans secured by first mortgages or deeds of trust, on one family or two to four family, residential properties. The FNMA is obligated to distribute scheduled monthly installments of principal and interest on the mortgages in the pool, whether or not received, plus full principal of any foreclosed or otherwise liquidated mortgages. The obligation of the FNMA under its guarantee is solely its obligation and is not backed by, nor entitled to, the full faith and credit of the United States.

       (4) Mortgage-Related Securities Issued by Private Organizations-Pools created by non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payments in such pools. However, timely payment of interest and principal of these pools is often partially supported by various enhancements such as over-collateralization and senior/subordination structures and by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers or the mortgage poolers. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

       Municipal Lease Obligations ("MLOs")-MLOs are issued by state and local governments and authorities to acquire land and a wide variety of equipment and facilities. These obligations typically are not fully backed by the municipality's credit and thus interest may become taxable if the lease is assigned. If funds are not appropriated for the following year's lease payments, a lease may terminate with the possibility of default on the lease obligation. With respect to MLOs purchased by the corresponding Portfolio of the Municipal Money Market Fund, the AMR Trust Board has established the following guidelines for determining the liquidity of the MLOs in its portfolio, and, subject to review by the AMR Trust Board, has delegated that responsibility to the investment adviser: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; (4) the nature of the marketplace trades; (5) the likelihood that the marketability of the obligation will be maintained through the time the security is held by the Portfolio; (6) the credit quality of the issuer and the lessee; (7) the essentiality to the lessee of the property covered by the lease and (8) for unrated MLOs, the MLOs' credit status analyzed according to the factors reviewed by rating agencies.

       Private Activity Obligations-Private activity obligations are issued to finance, among other things, privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities and certain facilities for water supply, gas, electricity, sewage or solid waste disposal. Private activity obligations are also issued to privately held or publicly owned corporations in the financing of commercial or industrial facilities. The principal and interest on these obligations may be payable from the general revenues of the users of such facilities. Shareholders, depending on their individual tax status, may be subject to the federal alternative minimum tax on the portion of a distribution attributable to these obligations. Interest on private activity obligations will be considered exempt from federal income taxes; however, shareholders should consult their own tax advisers to determine whether they may be subject to the federal alternative minimum tax.

       Ratings of Long-Term Obligations-The Portfolio utilizes ratings provided by the following nationally recognized statistical rating organizations ("Rating Organizations") in order to determine eligibility of long-term obligations.

       The two highest Moody's Investors Service, Inc. ("Moody's") ratings for long-term obligations (or issuers thereof) are Aaa and Aa. Obligations rated Aaa are judged by Moody's to be of the best quality. Obligations rated Aa are judged to be of high quality by all standards. Together with the Aaa group, such debt comprises what is generally known as high-grade debt. Moody's states that debt rated Aa is rated lower than Aaa debt because margins of protection or other elements make long-term risks appear somewhat larger than for Aaa debt. Moody's also supplies numerical indicators 1, 2, and 3 to rating categories. The modifier 1 indicates that the security is in the higher end of its rating category; the modifier 2 indicates a mid-range ranking; and modifier 3 indicates a ranking toward the lower end of the category.

       The two highest Standard & Poor's ratings for long-term obligations are AAA and AA. Obligations rated AAA have the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong. Obligations rated AA have a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

       Duff & Phelps' two highest ratings for long-term obligations are AAA and AA. Obligations rated AAA have the highest credit quality with risk factors being negligible. Obligations rated AA are of high credit quality and strong protection factors. Risk is modest but may vary slightly from time to time because of economic conditions.

       Thomson BankWatch ("BankWatch") long-term debt ratings apply to specific issues of long-term debt and preferred stock. They specifically assess the likelihood of an untimely repayment of principal or interest over the term to maturity of the rated instrument. BankWatch's two highest ratings for long-term obligations are AAA and AA. Obligations rated AAA indicate that the ability to repay principal and interest on a timely basis is very high. Obligations rated AA indicate a superior ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category.

       Fitch IBCA, Inc. ("Fitch") investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner. Obligations rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonable foreseeable events. Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA.

       Standard & Poor's, Duff & Phelps and Fitch apply indicators, such as "+","-," or no character, to indicate relative standing within the major rating categories.

       Ratings of Municipal Obligations-Moody's ratings for state and municipal short-term obligations are designated Moody's Investment Grade or "MIG" with variable rate demand obligations being designated as "VMIG." A VMIG rating also may be assigned to commercial paper programs which are characterized as having variable short-term maturities but having neither a variable rate nor demand feature. Factors used in determination of ratings include liquidity of the borrower and short-term cyclical elements.

       Standard & Poor's uses SP-1, SP-2, and SP-3 to rate short-term municipal obligations. A rating of SP-1 denotes a very strong or strong capacity to pay principal and interest.

       Ratings of Short-term Obligations-The rating P-1 is the highest short-term rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluations of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

       Short-term obligations (or issuers thereof) rated A-1 by Standard & Poor's have the following characteristics. Liquidity ratios are adequate to meet cash requirements. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determines whether the issuer's short-term obligation is rated A-1, A-2, or A-3.

       The distinguishing feature of Duff & Phelps Credit Ratings' short-term rating is the refinement of the traditional 1 category. The majority of short-term debt issuers carry the highest rating, yet quality differences exist within that tier. Obligations rated D-1+ indicate the highest certainty of timely payment. Safety is just below risk-free U.S. Treasury obligations. Obligations rated D-1 have a very high certainty of timely payment. Risk factors are minor. Obligations rated D-1- have a high certainty of timely payment. Risk factors are very small. Obligations rated D-2 have good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

       Thomson BankWatch short-term ratings are intended to assess the likelihood of an untimely or incomplete payment of principal or interest. Obligations rated TBW-1 indicate a very high likelihood that principal and interest will be paid on a timely basis. While the degree of safety regarding timely payment of principal and interest is strong for an obligation rated TBW-2, the relative degree of safety is not as high as for issues rated TBW-1.

       Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes. A rating of F-1+ indicates exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment. Obligations rated F-1 have very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+. Issues assigned a rating of F-2 indicate good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

       Repurchase Agreements-A repurchase agreement, which provides a means to earn income on funds for periods as short as overnight, is an arrangement under which the purchaser (e.g., a Portfolio) purchases securities and the seller agrees, at the time of sale, to repurchase the securities at a specified time and price. The repurchase price will be higher than the purchase price, the difference being income to the purchaser, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the purchaser together with the repurchase price on repurchase. In either case, the income to the purchaser is unrelated to the interest rate on the securities subject to the repurchase agreement.

       Each Portfolio may enter into repurchase agreements with any bank or registered broker-dealer who, in the opinion of the AMR Trust Board presents a minimum risk of bankruptcy during the term of the agreement based upon guidelines that periodically are reviewed by the AMR Trust Board. Each Portfolio may enter into repurchase agreements as a short-term investment of its idle cash in order to earn income. The securities will be held by a custodian (or agent) approved by the AMR Trust Board during the term of the agreement. However, if the market value of the securities subject to the repurchase agreement becomes less than the repurchase price (including interest), the Portfolio will direct the seller of the securities to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price.

       In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before the repurchase of the securities under a repurchase agreement, a Portfolio may encounter a delay and incur costs before being able to sell the security being held as collateral. Delays may involve loss of interest or decline in price of the securities. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the securities, in which case a Portfolio may incur a loss if the proceeds to the Portfolio from the sale of the securities to a third party are less than the repurchase price.

       Reverse Repurchase Agreements-The Portfolios may borrow funds for temporary purposes by entering into reverse repurchase agreements. Pursuant to such agreements, a Portfolio would sell portfolio securities to financial institutions such as banks and broker/dealers and agree to repurchase them at a mutually agreed-upon date and price. The Portfolios intend to enter into reverse repurchase agreements only to avoid selling securities to meet redemptions during market conditions deemed unfavorable by the investment adviser possessing investment authority. At the time a Portfolio enters into a reverse repurchase agreement, it will place in a segregated custodial account assets such as liquid high quality debt securities having a value not less than 100% of the repurchase price (including accrued interest), and will subsequently monitor the account to ensure that such required value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Portfolio may decline below the price at which such Portfolio is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by an investment company under the 1940 Act.

       Resource Recovery Obligations-Resource recovery obligations are a type of municipal revenue obligation issued to build facilities such as solid waste incinerators or waste-to-energy plants. Usually, a private corporation will be involved and the revenue cash flow will be supported by fees or units paid by municipalities for use of the facilities. The viability of a resource recovery project, environmental protection regulations and project operator tax incentives may affect the value and credit quality of these obligations.

       Revenue Obligations-Revenue obligations are backed by the revenue cash flow of a project or facility.

       Separately Traded Registered Interest and Principal Securities and Zero Coupon Obligations-Separately traded registered interest and principal securities or "STRIPS" and zero coupon obligations are securities that do not make regular interest payments. Instead they are sold at a discount from their face value. Each Portfolio will take into account as income a portion of the difference between these obligations' purchase prices and their face values. Because they do not pay coupon income, the prices of STRIPS and zero coupon obligations can be very volatile when interest rates change. STRIPS are zero coupon bonds issued by the U.S. Treasury.

       Tax, Revenue or Bond Anticipation Notes-Tax, revenue or bond anticipation notes are issued by municipalities in expectation of future tax or other revenues which are payable from these specific taxes or revenues. Bond anticipation notes usually provide interim financing in advance of an issue of bonds or notes, the proceeds of which are used to repay the anticipation notes. Tax-exempt commercial paper is issued by municipalities to help finance short-term capital or operating needs in anticipation of future tax or other revenue.

       U.S. Government Securities-U.S. Government securities are issued or guaranteed by the U.S. Government and include U.S. Treasury obligations (see definition below) and securities issued by U.S. agencies and instrumentalities.

       U. S. Government agencies or instrumentalities that issue or guarantee securities include, but are not limited to, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, GNMA, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Banks, FHLMC, Federal Intermediate Credit Banks, Federal Land Banks, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Inter-American Development Bank, Asian-American Development Bank, Agency for International Development, Student Loan Marketing Association and International Bank of Reconstruction and Development.

       Obligations of U.S. Government agencies and instrumentalities may or may not be supported by the full faith and credit of the United States. Some are backed by the right of the issuer to borrow from the Treasury; others are supported by discretionary authority of the U.S. Government to purchase the agencies' obligations; while still others, such as the Student Loan Marketing Association, are supported only by the credit of the instrumentality. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment.

       U.S. Treasury Obligations-U.S. Treasury obligations include bills, notes and bonds issued by the U.S. Treasury and Separately Traded Registered Interest and Principal component parts of such obligations known as STRIPS.

       Variable or Floating Rate Obligations-A variable rate obligation is one whose terms provide for the adjustment of its interest rate on set dates and which, upon such adjustment, can reasonably be expected to have a market value that approximates its par value. A floating rate obligation is one whose terms provide for the adjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Variable or floating rate obligations may be secured by bank letters of credit.

       Pursuant to Rule 2a-7 under the 1940 Act, variable or floating rate obligations with stated maturities of more than 397 days may be deemed to have shorter maturities as follows:

       (1) An obligation that is issued or guaranteed by the United States Government or any agency thereof which has a variable rate of interest readjusted no less frequently than every 762 days will be deemed by a Portfolio to have a maturity equal to the period remaining until the next readjustment of the interest rate.

       (2) A variable rate obligation, the principal amount of which is scheduled on the face of the instrument to be paid in 397 days or less, will be deemed by a Portfolio to have a maturity equal to the period remaining until the next readjustment of the interest rate.

       (3) A variable rate obligation that is subject to a demand feature will be deemed by a Portfolio to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

       (4) A floating rate obligation that is subject to a demand feature will be deemed by a Portfolio to have a maturity equal to the period remaining until the principal amount can be recovered through demand.

       As used above, an obligation is "subject to a demand feature" when a Portfolio is entitled to receive the principal amount of the obligation either at any time on no more than 30 days' notice or at specified intervals not exceeding one year and upon no more than 30 days' notice.

       Variable Rate Auction and Residual Interest Obligations-Variable rate auction and residual interest obligations are created when an issuer or dealer separates the principal portion of a long-term, fixed-rate municipal bond into two long-term, variable-rate instruments. The interest rate on one portion reflects short-term interest rates, while the interest rate on the other portion is typically higher than the rate available on the original fixed-rate bond.


                              FINANCIAL STATEMENTS

       The American AAdvantage Money Market Funds' and the American AAdvantage Mileage Funds' Annual Reports to Shareholders for the fiscal year ended October 31, 1997, as audited by Ernst & Young, LLP, are supplied with the SAI, and the financial statements and accompanying notes appearing therein are incorporated by reference in this SAI.

                                TABLE OF CONTENTS

Investment Restrictions..................................................................................................1


Trustees and Officers of the Trust and the AMR Trust.....................................................................2


Management, Administrative Services and Distribution Fees................................................................5


Redemptions in Kind......................................................................................................6


Net Asset Value..........................................................................................................6


Tax Information..........................................................................................................6


Yield and Total Return Quotations........................................................................................8


Description of the Trust................................................................................................10


Control Persons and 5% Shareholders.....................................................................................11


Other Information.......................................................................................................11


Financial Statements....................................................................................................18

                            AMERICAN AADVANTAGE FUNDS

                            PART C. OTHER INFORMATION


Item 24. Financial Statements and Exhibits

         (a)      Financial Statements included as a part of this Registration
                  Statement:

                  Included in Part A: Financial Highlights -

                  AMR Class: Balanced Fund, Growth and Income Fund, International Equity Fund and Short-Term Bond Fund: for the period August 1, 1994 (commencement of offering of AMR Class shares) to October 31, 1994, for the three years ended October 31, 1997. S&P 500 Index Fund: for the period January 1, 1997 (commencement of operations) to December 31, 1997.

                  Institutional Class: Balanced Fund and Growth and Income
                  Fund: for each of the ten years ended October 31, 1997. International Equity Fund: for the period from August 7, 1991 (commencement of operations) to October 31, 1991 and for the six years ended October 31, 1997. Short-Term Bond
                  Fund: for the period from December 3, 1987 (commencement of operations) to October 31, 1988, for each of the nine years ended October 31, 1997. Money Market Fund: for each of the ten years ended October 31, 1997. Municipal Money Market
                  Fund: for the period November 10, 1993 (commencement of operations) to October 31, 1994, for the three years ended October 31, 1997. U.S. Government Money Market Fund: for the period March 2, 1992 (commencement of operations) to October 31, 1992, for the five years ended October 31, 1997. Intermediate Bond Fund: for the period September 15, 1997 (commencement of operations) to October 31, 1997.

                  PlanAhead Class: Balanced Fund, Growth and Income Fund, International Equity Fund, Short-Term Bond Fund, Money Market Fund, Municipal Money Market Fund and U.S. Government Money Market Fund: for the period August 1, 1994 (commencement of offering PlanAhead Class shares) to October 31, 1994 and for the three years ended October 31, 1997.

                  Platinum Class: Money Market Fund, Municipal Money Market Fund and U.S. Government Money Market Fund: for the period November 7, 1995 (commencement of offering Platinum Class shares) to October 31, 1996, for the one year ended October 31, 1997.

                  Included in Part B:

                  American AAdvantage Funds -- Statement of Assets and Liabilities dated October 31, 1997; Statement of Operations for the fiscal year ended October 31, 1997; Statements of Changes in Net Assets for the years ended October 31, 1996 and October 31, 1997;

                  Notes to Financial Statements; Report of Ernst & Young LLP, Independent Accountants dated December 19, 1997.

                  American AAdvantage Money Market Mileage Fund - Platinum Class - Statement of Assets and Liabilities dated October 31, 1997; Statement of Operations for the fiscal year ended October 31, 1997; Statements of Changes in Net Assets for the years ended October 31, 1996 and October 31, 1997; Notes to Financial Statements; Report of Ernst & Young LLP, Independent Accountants dated December 19, 1997.

                  AMR Investment Services Trust -- Schedule of Investments dated October 31, 1997; Statement of Assets and Liabilities dated October 31, 1997; Statement of Operations dated October 31, 1997; Statement of Changes in Net Assets dated October 31, 1997; Notes to Financial Statements; Report of Ernst & Young LLP, Independent Accountants dated December 19, 1997.

         (b)      Exhibits:

                  (1)      Declaration of Trust - (iv)

                  (2)      Bylaws - (iv)

                  (3)      Voting trust agreement -- none

                  (4)      Specimen security -- none

                           (a)(i) Fund Management Agreement between American AAdvantage Funds and AMR Investment Services, Inc. dated April 3, 1987 - (iv)

                           (a)(ii) Supplement to Fund Management Agreement dated October 1, 1990 - (iv)

                           (a)(iii) Supplement to Fund Management Agreement
                                    dated August 1, 1994 - (iv)

                           (a)(iv) Supplement to Fund Management Agreement dated August 1, 1995 - (iv)

                           (a)(v) Amendment to Schedule A of Fund Management Agreement dated December 1, 1995 (i)

                           (a)(vi) Supplement to Fund Management Agreement dated December 16, 1996 (ii)

                           (a)(vii) Supplement to the Fund Management Agreement
                                    dated July 15, 1997 (iii)

                           (b)(i) Investment Advisory Agreement between AMR Investment Services, Inc. and Independence Investment Associates, Inc. dated November 1, 1995 - (iv)

                           (b)(ii) Investment Advisory Agreement between AMR Investment Services, Inc. and Morgan Stanley Asset Management Inc. dated November 1,
                                    1995 - (iv)

                           (b)(iii) Investment Advisory Agreement between AMR
                                    Investment Services, Inc. and Templeton
                                    Investment Counsel, Inc. dated November 1,
                                    1995 - (iv)

                           (b)(iv) Investment Advisory Agreement between AMR Investment Services, Inc. and Barrow, Hanley, Mewhinney & Strause, Inc. dated November 1, 1995 - (iv)

                           (b)(v) Investment Advisory Agreement between AMR Investment Services, Inc. and GSB Investment Management, Inc. dated November 1,
                                    1995 - (iv)

                           (b)(vi) Investment Advisory Agreement between AMR Investment Services, Inc. and Brandywine Asset Management, Inc. dated January 16, 1998 - filed herewith

                           (b)(vii) Investment Advisory Agreement between AMR
                                    Investment Services, Inc. and Hotchkis and
                                    Wiley, a division of the Capital Management
                                    Group of Merrill Lynch Asset Management,
                                    L.P. dated November 12, 1996 -- (ii)

                           (c) Administrative Services Agreement between the American AAdvantage Funds and AMR Investment Services, Inc. dated November 21, 1997 - (iv)

                           (d) Administrative Services Plan for the Platinum Class - (iv)

                           (e) Administrative Agreement with S&P 500 Index Fund - (iv)

                  (6) Distribution Agreement among the American AAdvantage Funds, the American AAdvantage Mileage Funds and Brokers Transaction Services, Inc. dated September 1, 1995 - (iv)

                  (7)      Bonus, profit sharing or pension plans -- none

                  (8) Custodian Agreement between the American AAdvantage Funds and State Street Bank and Trust Company dated December 1, 1997 - filed herewith

                  (9)      (a)      Transfer Agency and Service Agreement
                                    between the American AAdvantage Funds-and
                                    State Street Bank and Trust Company dated
                                    January 1, 1998 - filed herewith

                           (b) Securities Lending Authorization Agreement between American AAdvantage Funds and State Street Bank and Trust Company dated
                                    January 2, 1998 - filed herewith

                           (c) Service Plan Agreement for the American AAdvantage Funds PlanAhead Class dated August 1, 1994 - (iv)

                  (10)     Opinion and consent of counsel - (iv)

                  (11)     Consent of Independent Auditors - filed herewith

                  (12)     Financial statements omitted from prospectus - none

                  (13)     Letter of investment intent - (iv)

                  (14)     Prototype retirement plan -- none

                  (15)     (a)      Plan pursuant to Rule 12b-1 for the
                                    Institutional, PlanAhead and AMR
                                    Classes - (iv)

                           (b) Plan pursuant to Rule 12b-1 for the Platinum Class - (iv)

                  (16)     Schedule for Computation of Performance
                           Quotations - (iv)

                  (17)     Financial Data Schedules - filed herewith

                  (18)     Amended and Restated Plan pursuant to Rule
                           18f-3 - (iv)

                  Other Exhibits - Powers of Attorney for all Trustees - (ii)

-------------------------

(i) Incorporated by reference to PEA No. 15 to the Registration Statement of the Trust on Form N-1A as filed with the SEC on December 22, 1995.

(ii) Incorporated by reference to PEA No. 19 to the Registration Statement of the Trust on Form N-1A as filed with the SEC on February 13, 1997.

(iii) Incorporated by reference to PEA No. 20 to the Registration Statement of the Trust on Form N-1A as filed with the SEC on July 1, 1997.

(iv) Incorporated by reference to PEA No. 23 to the Registration Statement of the Trust on Form N-1A as filed with the SEC on December 18, 1997.

Item 25. Persons Controlled by or under Common Control with Registrant

                  None.

Item 26. Number of Holders of Securities

                              Number of Record Holders as of November 30, 1997
                            ----------------------------------------------------
                              Inst'l     PlanAhead        AMR       Platinum
         Fund                 Class        Class         Class       Class
         ----                 ------     ---------       -----      --------
Balanced Fund                   32          339            5           --
Growth and Income Fund          33          628            3           --
Intermediate Bond Fund           2           --           --           --
International Equity Fund       68          353            5           --
                                --           --           --           --
Short -Term Income Fund
Money Market Fund              212        2,872           --        2,597
Municipal Money Market           4           79           --          145
  Fund
Short-Term Bond Fund            23           49            2           --
S&P 500 Index Fund              --           --            2           --
U.S. Government Money           16          105           --          183
  Market Fund

Item 27. Indemnification

         Article XI, Section 2 of the Declaration of Trust of the Trust provides that:

         (a) Subject to the exceptions and limitations contained in paragraph
(b) below:

                  (i) every person who is, or has been, a Trustee or officer of the Trust (hereinafter referred to as "Covered Person") shall be indemnified by the appropriate portfolios to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

                  (ii) the words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened while in office or thereafter, and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

         (b) No indemnification shall be provided hereunder to a Covered Person:

                  (i) who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or

                  (ii) in the event of a settlement, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office (A) by the court or other body approving the settlement; (B) by at least a majority of those Trustees who are neither interested persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or
(C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry); provided, however, that any Shareholder may, by appropriate legal proceedings, challenge any such determination by the Trustees, or by independent counsel.

         (c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee or officer and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law.

         (d) Expenses in connection with the preparation and presentation of a defense to any claim, action, suit, or proceeding of the character described in paragraph (a) of this Section 2 may be paid by the applicable Portfolio from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust if it is ultimately determined that he is not entitled to indemnification under this Section 2; provided, however, that:

                  (i) such Covered Person shall have provided appropriate security for such undertaking;

                  (ii) the Trust is insured against losses arising out of any such advance payments; or

                  (iii) either a majority of the Trustees who are neither interested persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under this Section 2.

         According to Article XII, Section 1 of the Declaration of Trust, the Trust is a trust, not a partnership. Trustees are not liable personally to any person extending credit to, contracting with or having any claim against the Trust, a particular Portfolio or the Trustees. A Trustee, however, is not protected from liability due to willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

         Article XII, Section 2 provides that, subject to the provisions of
Section 1 of Article XII and to Article XI, the Trustees are not liable for errors of judgment or mistakes of fact or law, or for any act or omission in accordance with advice of counsel or other experts or for failing to follow such advice.

Item 28. I.       Business and Other Connections of Investment Manager

         AMR Investment Services, Inc. (the "Manager"), 4333 Amon Carter Boulevard, MD 5645, Fort Worth, Texas 76155, offers investment management and administrative services. Information as to the officers and directors of the Manager is included in its current Form ADV filed with the SEC and is incorporated by reference herein.

         II.      Business and Other Connections of Investment Advisers

         The investment advisers listed below provide investment advisory services to the Trust.

         Barrow, Hanley, Mewhinney & Strauss, 3232 McKinney Avenue, 15th Floor, Dallas, Texas 75204.

         Brandywine Asset Management, Inc., 201 North Walnut Street, Wilmington, Delaware 19801.

         GSB Investment Management, Inc., 301 Commerce Street, Suite 1501, Fort Worth, Texas 76102.

         Hotchkis and Wiley, 800 West Sixth Street, 5th Floor, Los Angeles, California 90017.

         Independence Investment Associates, Inc., 53 State Street, Boston, Massachusetts 02109.

         Morgan Stanley Asset Management Inc., 1221 Avenue of the Americas, 21st Floor, New York, New York 10020.

         Templeton Investment Counsel, Inc. 500 East Broward Blvd., Ft. Lauderdale, Florida 33394.

         Information as to the officers and directors of each of the above investment advisers is included in that adviser's current Form ADV filed with the SEC and is incorporated by reference herein.

Item 29. Principal Underwriter

                  (a) Brokers Transaction Services, Inc., 7001 Preston Road, Dallas, TX 75205 is the principal underwriter for the Trust and the American AAdvantage Mileage Funds.

                  (b) The directors and officers of the Trust's principal underwriter are:

                                       Positions & Offices                                  Position
Name                                    with Underwriter                                    with Registrant
----                                   -------------------                                  ---------------
Don A. Buckholz                        Chairman, Director                                   None

Raymond E. Wooldridge                  Chief Executive Officer,                             None
                                       Director

William D. Felder                      Executive Vice                                       None
                                       President, Director

Sue H. Peden                           President                                            None

Item 30. Location of Accounts and Records

         The books and other documents required by Rule 31a-1 under the Investment Company Act of 1940 are maintained as follows:
31a-1(b)(1) - in the physical possession of the Trust's custodian; 31a-1(b)(2)(i),(ii)&(iii) - in the physical possession of the Trust's custodian 31a-1(b)(2)(iv) - in the physical possession of the Trust's transfer agent 31a-1(b)(4) - in the physical possession of the Trust's Manager

31a-1(b)(5) - in the physical possession of the Trust's investment advisers 31a-1(b)(6) - A record of other purchases or sales etc. - in the physical possession of the Trust's Manager, investment advisers and custodian 31a-1(b)(7) - in the physical possession of the Trust's custodian 31a-1(b)(8) - in the physical possession of the Trust's custodian 31a-1(b)(9) - in the physical possession of the Trust's investment advisers 31a-1(b)(10) - in the physical possession of the Trust's Manager 31a-1(b)(11) - in the physical possession of the Trust's Manager 31a-1(b)(12) - in the physical possession of the Trust's Manager, investment advisers and custodian

Item 31. Management Services

                  All substantive provisions of any management-related service contract are discussed in Part A or Part B.

Item 32. Undertakings

         Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of its latest annual report to Shareholders, upon request and without charge.

         Registrant hereby undertakes to carry out all indemnification provisions of its Declaration of Trust in accordance with Investment Company Act Release No. 11330 (September 4, 1980) and successor releases.

         Insofar as indemnification for liability arising under the Securities Act of 1933, as amended ("1933 Act"), may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the provisions under Item 27 herein, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets the requirements for effectiveness under this amendment to its Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 24 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Fort Worth and the State of Texas on February 26, 1998.

                                                  AMERICAN AADVANTAGE FUNDS

                                                  By: /s/ William F. Quinn
                                                     ---------------------------
                                                          William F. Quinn
                                                          President
Attest:

/s/ Barry Y. Greenberg
----------------------------------
Barry Y. Greenberg
Vice President and Assistant Secretary

         Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 24 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                                      Title                            Date
---------                                      -----                            ----
/s/ William F. Quinn                        President and               February 26, 1998
--------------------------                  Trustee
William F. Quinn

Alan D. Feld*                               Trustee                     February 26, 1998
--------------------------
Alan D. Feld

Ben J. Fortson*                             Trustee                     February 26, 1998
--------------------------
Ben J. Fortson

John S. Justin*                             Trustee                     February 26, 1998
--------------------------
John S. Justin

Stephen D. O'Sullivan*                      Trustee                     February 26, 1998
--------------------------
Stephen D. O'Sullivan

Roger T. Staubach*                          Trustee                     February 26, 1998
--------------------------
Roger T. Staubach

Dr. Kneeland Youngblood *                   Trustee                     February 26, 1998
--------------------------
Dr. Kneeland Youngblood

*By      /s/ William F. Quinn
         ----------------------------------
         William F. Quinn, Attorney-In-Fact

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, AMR Investment Services Trust certifies that it meets the requirements for effectiveness under this amendment to its Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A as it relates to the AMR Investment Services Trust to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Fort Worth and the State of Texas on February 26, 1998.

                                             AMR INVESTMENT SERVICES TRUST

                                             By: /s/ William F. Quinn
                                                --------------------------------
                                                    William F. Quinn
                                                    President
Attest:

/s/ Barry Y. Greenberg
-------------------------------
Barry Y. Greenberg
Vice President and Assistant Secretary

         Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 24 to the Registration Statement for the American AAdvantage Funds as it relates to the AMR Investment Services Trust has been signed below by the following persons in the capacities and on the dates indicated.

Signature                                          Title                      Date
---------                                          -----                      ----
/s/ William F. Quinn                         President and            February 26, 1998
-----------------------------------          Trustee
William F. Quinn

Alan D. Feld*                                Trustee                  February 26, 1998
-----------------------------------
Alan D. Feld

Ben J. Fortson*                              Trustee                  February 26, 1998
-----------------------------------
Ben J. Fortson

John S. Justin*                              Trustee                  February 26, 1998
-----------------------------------
John S. Justin

Stephen D. O'Sullivan*                       Trustee                  February 26, 1998
-----------------------------------
Stephen D. O'Sullivan

Roger T. Staubach*                           Trustee                  February 26, 1998
-----------------------------------
Roger T. Staubach

Dr. Kneeland Youngblood *                    Trustee                  February 26, 1998
-----------------------------------
Dr. Kneeland Youngblood

*By      /s/ William F. Quinn
         William F. Quinn, Attorney-In-Fact

                                   SIGNATURES

         Equity 500 Index Portfolio certifies that it meets the requirements for effectiveness of this amendment to the Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A of the American AAdvantage Funds, as it relates to the American AAdvantage S&P 500 Index Fund, to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Pittsburgh and the Commonwealth of Pennsylvania on February 26, 1998.

                                        EQUITY 500 INDEX PORTFOLIO

                                        By: Ronald M. Petnuch*
                                           ----------------------------
                                             Ronald M. Petnuch
                                             President

         This Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A of American AAdvantage Funds, as it relates to the American AAdvantage S&P 500 Index Fund, has been signed below by the following persons in the capacities indicated with respect to the Equity 500 Index Portfolio and on February 26, 1998.

Signature                                              Title
---------                                              -----
Charles P Biggar*                                      Trustee
-----------------------------
Charles P. Biggar

Leland Dill*                                           Trustee
-----------------------------
S. Leland Dill

Philip Saunders, Jr.*                                  Trustee
-----------------------------
Philip Saunders, Jr.

Ronald M. Petnuch*                                     President and Treasurer (Chief Executive Officer, Principal
-----------------------------                          Financial and Accounting Officer)
Ronald M. Petnuch

/s/ Jay S. Neuman
------------------------------------------
Jay S. Neuman, Secretary of the Equity 500 Index Portfolio,
as Attorney-in-Fact pursuant to a Power of Attorney

                                INDEX TO EXHIBITS

Exhibit
Number                             Description                                                      Page
-------                            -----------                                                      ----
(1)      Declaration of Trust - (iv)

(2)      Bylaws - (iv)

(3)      Voting trust agreement -- none

(4)      Specimen security -- none

         (a)(i)   Fund Management Agreement between American AAdvantage Funds and AMR Investment
                  Services, Inc. dated April 3, 1987 - (iv)

         (a)(ii)  Supplement to Fund Management Agreement dated October 1, 1990 - (iv)

         (a)(iii) Supplement to Fund Management Agreement dated August 1, 1994 - (iv)

         (a)(iv)  Supplement to Fund Management Agreement dated August 1, 1995 - (iv)

         (a)(v)   Amendment to Schedule A of Fund Management Agreement dated December 1, 1995 (i)

         (a)(vi)  Supplement to Fund Management Agreement dated December 16, 1996 (ii)

         (a)(vii) Supplement to the Fund Management Agreement dated July 15, 1997 (iii)

         (b)(i)   Investment Advisory Agreement between AMR Investment Services, Inc. and Independence
                  Investment Associates, Inc. dated November 1, 1995 - (iv)

         (b)(ii)  Investment Advisory Agreement between AMR Investment Services, Inc. and Morgan Stanley
                  Asset Management Inc. dated November 1, 1995 - (iv)

         (b)(iii) Investment Advisory Agreement between AMR Investment Services, Inc. and Templeton
                  Investment Counsel, Inc. dated November 1, 1995 - (iv)

         (b)(iv)  Investment Advisory Agreement between AMR Investment Services, Inc. and Barrow, Hanley,
                  Mewhinney & Strause, Inc. dated November 1, 1995 - (iv)

         (b)(v)   Investment Advisory Agreement between AMR Investment Services, Inc. and GSB Investment
                  Management, Inc. dated November 1, 1995 - (iv)

         (b)(vi)  Investment Advisory Agreement between AMR Investment Services, Inc. and Brandywine Asset
                  Management, Inc. dated January 16, 1998 - filed herewith

         (b)(vii) Investment Advisory Agreement between AMR Investment Services, Inc. and Hotchkis and
                  Wiley, a division of the Capital Management Group of Merrill Lynch Asset Management,
                  L.P. dated November 12, 1996 -- (ii)

         (c)      Administrative Services Agreement between the American AAdvantage Funds and AMR
                  Investment Services, Inc. dated November 21, 1997 - (iv)

         (d)      Administrative Services Plan for the Platinum Class - (iv)

         (e)      Administrative Agreement with S&P 500 Index Fund - (iv)

(6)      Distribution Agreement among the American AAdvantage Funds, the American AAdvantage Mileage Funds
         and Brokers Transaction Services, Inc. dated September 1, 1995 - (iv)

(7)      Bonus, profit sharing or pension plans -- none

(8)      Custodian Agreement between the American AAdvantage Funds and State
         Street Bank and Trust Company dated December 1, 1997 - filed herewith

(9)      (a)      Transfer Agency and Service Agreement between the American
                  AAdvantage Funds-and State Street Bank and Trust Company dated
                  January 1, 1998 - filed herewith

         (b)      Securities Lending Authorization Agreement between American AAdvantage Funds and State
                  Street Bank and Trust Company dated January 2, 1998 - filed herewith

         (c)      Service Plan Agreement for the American AAdvantage Funds
                  PlanAhead Class dated August 1, 1994 - (iv)

(10)     Opinion and consent of counsel - (iv)

(11)     Consent of Independent Auditors - filed herewith

(12)     Financial statements omitted from prospectus - none

(13)     Letter of investment intent - (iv)

(14)     Prototype retirement plan -- none

(15)     (a)      Plan pursuant to Rule 12b-1 for the Institutional, PlanAhead and AMR
                  Classes - (iv)

         (b)      Plan pursuant to Rule 12b-1 for the Platinum Class - (iv)

(16)     Schedule for Computation of Performance Quotations - (iv)

(17)     Financial Data Schedules - filed herewith

(18)     Amended and Restated Plan pursuant to Rule 18f-3 - (iv)

Other Exhibits - Powers of Attorney for all Trustees - (ii)

-------------------------
(i) Incorporated by reference to PEA No. 15 to the Registration Statement of the Trust on Form N-1A as filed with the SEC on December 22, 1995.
(ii) Incorporated by reference to PEA No. 19 to the Registration Statement of the Trust on Form N-1A as filed with the SEC on February 13, 1997.
(iii) Incorporated by reference to PEA No. 20 to the Registration Statement of the Trust on Form N-1A as filed with the SEC on July 1, 1997.
(iv) Incorporated by reference to PEA No. 23 to the Registration Statement of the Trust on Form N-1A as filed with the SEC on December 18, 1997.